Russell Investment Company: Classes A, C, E, M, P, R6, S, T and Y

RUSSELL INVESTMENT COMPANY

Supplement dated December 19, 2018 to

PROSPECTUS DATED March 1, 2018

I.  GLOBAL OPPORTUNISTIC CREDIT FUND:

(i)

NAME CHANGE: Effective March 1, 2019, the Global Opportunistic Credit Fund will be renamed the Opportunistic Credit Fund. After such date, all references to the Global Opportunistic Credit Fund in the Prospectus listed above are changed to the Opportunistic Credit Fund.

(ii)

PERFORMANCE: Effective January 1, 2019, the Fund’s secondary benchmark, the Global Opportunistic Credit Blended Benchmark, will change from consisting of 60% Bank of America Merrill Lynch Global High Yield Index (USD hedged) and 40% JP Morgan EMBI Global Diversified Index to consisting of 50% ICE BofAML Developed Markets High Yield Constrained Index Hedged (USD hedged), 20% JP Morgan EMBI Global Diversified Index, 20% Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index and 10% Bloomberg Barclays U.S. Corporate Index. As a result of the Fund’s secondary benchmark change, effective January 1, 2019, the Fund’s primary benchmark will change from the ICE BofAML Global High Yield Index (USD hedged) to the Bloomberg Barclays U.S. Universal Index.

II.  U.S. DEFENSIVE EQUITY FUND:

(i)

NAME CHANGE: Effective January 1, 2019, the U.S. Defensive Equity Fund will be renamed the Sustainable Equity Fund. After such date, all references to the U.S. Defensive Equity Fund in the Prospectus listed above are changed to the Sustainable Equity Fund.

(ii)

PRINCIPAL INVESTMENT STRATEGIES: Effective January 1, 2019, the U.S. Defensive Equity Fund will change its principal investment strategy from employing a defensive style of investing to pursuing a “sustainable” investment strategy. The following is added at the end of the sub-section entitled “Principal Investment Strategies of the Fund” in the Risk/Return Summary section for the U.S. Defensive Equity Fund:

Principal Investment Strategies of the Fund Effective January 1, 2019:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. The Fund pursues a “sustainable” investment strategy that takes into account environmental, social and governance (“ESG”) considerations. In particular, the Fund’s investment strategy seeks to tilt the portfolio toward companies that are expected to contribute to, and benefit from, a transition to a low carbon emission producing economy and away from companies with the greatest exposure to potential negative impacts of such a transition. The Fund may employ long-short equity strategies pursuant to which it sells securities short.

Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund’s assets are managed by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages

Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios and the Fund’s cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

(iii)	PRINCIPAL RISKS:

The following information is added at the end of the sub-section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary section for the U.S. Defensive Equity Fund:

Effective January 1, 2019, the “Equity Securities” risk factor will be replaced with the following:

•

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.

Effective January 1, 2019, the following risk factor for the Fund will be added:

•

Sustainable Investing Risk. Applying sustainability and ESG criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria.

(iv)

MANAGEMENT: The following information is added at the end of the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the U.S. Defensive Equity Fund in the Prospectus listed above:

There were no money manager changes approved by the Fund’s Board of Trustees in connection with the principal investment strategy changes for the Fund.

III.  EQUITY INCOME FUND (FORMERLY, U.S. CORE EQUITY FUND):

(i)

NAME CHANGE: Effective September 12, 2018, the U.S. Core Equity Fund was renamed the Equity Income Fund. All references to the U.S. Core Equity Fund in the Prospectus listed above are changed to the Equity Income Fund.

(ii)

INVESTMENT OBJECTIVE CHANGE: Effective September 12, 2018, the investment objective for the Equity Income Fund (formerly, U.S. Core Equity Fund) was changed. The information in the sub-section entitled “Investment Objective (Non-Fundamental)” is replaced with the following:

The Fund seeks to provide long term capital growth and current income.

(iii)

PRINCIPAL INVESTMENT STRATEGIES: Effective September 12, 2018, the Equity Income Fund (formerly, U.S. Core Equity Fund) changed its investment strategy from principally investing in common stocks of large and medium capitalization U.S. companies to principally investing in common stocks of dividend-paying large and medium capitalization U.S. companies. The following replaces the sub-section entitled “Principal Investment Strategies of the Fund” in the Risk/Return Summary section for the Equity Income Fund:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in common stocks of dividend-paying large and medium capitalization U.S. companies. The Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. The Fund may also invest in equity securities economically tied to non-U.S. countries.

Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is managed pursuant to a multi-style (e.g., value, market-oriented and defensive) and multi-manager approach. The Fund’s money managers are unaffiliated with RIM and have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the Fund’s cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and forward currency contracts.

The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. In connection with the changes to the Fund’s investment objective and principal investment strategies effective September 12, 2018, the Fund may engage in active trading of portfolio securities. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

(iv)

PRINCIPAL RISKS: The following information is added to the sub-section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary section for the Equity Income Fund (formerly, U.S. Core Equity Fund):

•

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading, which may result in higher portfolio turnover rates, higher transaction costs and realization of short-term capital gains that will generally be taxable to shareholders as ordinary income.

•	Non-U.S. Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries.

•	Real Estate Investment Trusts (“REITs”). REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

IV.  U.S. LARGE CAP EQUITY FUND: The reorganization of the U.S. Large Cap Equity Fund into the Multifactor U.S. Equity Fund was completed on April 27, 2018. All references to the U.S. Large Cap Equity Fund are deleted in the Prospectus listed above.

V.  EQUITY INCOME FUND (FORMERLY, U.S. CORE EQUITY FUND) RISK/RETURN SUMMARY:

(i)

The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Equity Income Fund (formerly, U.S. Core Equity Fund) in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.55%	0.25%	0.31%	1.11%	(0.05)%	1.06%
Class C Shares	0.55%	0.75%	0.56%	1.86%	(0.05)%	1.81%
Class E Shares	0.55%	None	0.56%	1.11%	(0.05)%	1.06%
Class M Shares	0.55%	None	0.31%	0.86%	(0.15)%	0.71%
Class P Shares	0.55%	None	0.16%	0.71%	(0.07)%	0.64%
Class R6 Shares	0.55%	None	0.16%	0.71%	(0.07)%	0.64%
Class S Shares	0.55%	None	0.31%	0.86%	(0.09)%	0.77%
Class T Shares	0.55%	0.25%	0.31%	1.11%	(0.05)%	1.06%
Class Y Shares	0.55%	None	0.11%	0.66%	(0.05)%	0.61%

#

Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive 0.05% of its 0.55% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, 0.04% of its transfer agency fees for Class S Shares and 0.02% of its transfer agency fees for Class P and Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to adjust for waivers that were implemented during the fiscal period ended October 31, 2017 but did not reflect a full year of waiver.

“Other Expenses” for Class M, Class P, Class R6 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$677	$903	$1,147	$1,845
Class C	$184	$580	$1,001	$2,176
Class E	$108	$348	$607	$1,347
Class M	$73	$259	$462	$1,047
Class P	$65	$220	$388	$876
Class R6	$65	$220	$388	$876
Class S	$79	$265	$468	$1,052
Class T	$355	$589	$842	$1,564
Class Y	$62	$206	$363	$818

(ii)

The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Equity Income Fund (formerly, U.S. Core Equity Fund) in the Prospectus listed above:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC

VI.  U.S. DEFENSIVE EQUITY FUND RISK/RETURN SUMMARY: The following replaces the “Example” table in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the U.S. Defensive Equity Fund in the Prospectus listed above:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$984	$1,282	$2,127
Class C Shares	$215	$664	$1,139	$2,452
Class E Shares	$139	$434	$750	$1,646
Class M Shares	$104	$346	$607	$1,354
Class P Shares	$97	$307	$534	$1,188
Class R6 Shares	$97	$307	$534	$1,188
Class S Shares	$110	$352	$613	$1,360
Class T Shares	$386	$673	$981	$1,855
Class Y Shares	$94	$293	$509	$1,131

VII.  U.S. DYNAMIC EQUITY FUND RISK/RETURN SUMMARY:

(i)

The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the U.S. Dynamic Equity Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares and Dividend and Interest Expenses on Short Sales of 0.11%)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.80%	0.25%	0.47%	1.52%	(0.05)%	1.47%
Class C Shares	0.80%	0.75%	0.72%	2.27%	(0.05)%	2.22%
Class E Shares	0.80%	None	0.72%	1.52%	(0.05)%	1.47%
Class M Shares	0.80%	None	0.47%	1.27%	(0.10)%	1.17%
Class P Shares	0.80%	None	0.32%	1.12%	(0.02)%	1.10%
Class R6 Shares	0.80%	None	0.32%	1.12%	(0.02)%	1.10%
Class S Shares	0.80%	None	0.47%	1.27%	(0.09)%	1.18%
Class T Shares	0.80%	0.25%	0.47%	1.52%	(0.00)%	1.52%
Class Y Shares	0.80%	None	0.27%	1.07%	(0.00)%	1.07%

#

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares, and 0.02% of its transfer agency fees for Class P and Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

Until February 29, 2020, RIFUS has contractually agreed to waive 0.05% of its transfer agency fees for Class A, C and E Shares, and 0.09% of its transfer agency fees for Class S Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to adjust for waivers that were implemented during the fiscal period ended October 31, 2017 but did not reflect a full year of waiver.

“Other Expenses” for Class M, Class P, Class R6 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,023	$1,352	$2,279
Class C Shares	$225	$705	$1,211	$2,601
Class E Shares	$150	$475	$824	$1,808
Class M Shares	$119	$393	$687	$1,525
Class P Shares	$112	$354	$615	$1,361
Class R6 Shares	$112	$354	$615	$1,361
Class S Shares	$120	$394	$688	$1,526
Class T Shares	$401	$718	$1,058	$2,017
Class Y Shares	$109	$340	$590	$1,306

(ii)	The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the U.S. Dynamic Equity Fund in the Prospectus listed above:

•	Jacobs Levy Equity Management, Inc.
•	Pzena Investment Management, LLC
•	Suffolk Capital Management, LLC

VIII.  U.S. STRATEGIC EQUITY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the U.S. Strategic Equity Fund in the Prospectus listed above:

•	Brandywine Global Investment Management, LLC
•	HS Management Partners, LLC
•	Jacobs Levy Equity Management, Inc.
•	Suffolk Capital Management, LLC

IX.  U.S. MID CAP EQUITY FUND RISK/RETURN SUMMARY: The following changes are made in the sub-section entitled “Management” in the Risk/Return Summary section for the U.S. Mid Cap Equity Fund in the Prospectus listed above:

The following information is added:

Megan Roach, a Portfolio Manager, has primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2015.

The following information is deleted:

Jon Eggins, a Senior Portfolio Manager, and Megan Roach, a Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since December 2013 and Ms. Roach has managed the Fund since March 2015.

X.  U.S. SMALL CAP EQUITY FUND RISK/RETURN SUMMARY:

(i)

The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the U.S. Small Cap Equity Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares and Dividend and Interest Expenses on Short Sales of 0.17%)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.70%	0.25%	0.46%	1.41%	(0.00)%	1.41%
Class C Shares	0.70%	0.75%	0.71%	2.16%	(0.00)%	2.16%
Class E Shares	0.70%	None	0.71%	1.41%	(0.00)%	1.41%
Class M Shares	0.70%	None	0.46%	1.16%	(0.14)%	1.02%
Class P Shares	0.70%	None	0.31%	1.01%	(0.02)%	0.99%
Class R6 Shares	0.70%	None	0.31%	1.01%	(0.02)%	0.99%
Class S Shares	0.70%	None	0.46%	1.16%	(0.04)%	1.12%
Class T Shares	0.70%	0.25%	0.46%	1.41%	(0.00)%	1.41%
Class Y Shares	0.70%	None	0.26%	0.96%	(0.00)%	0.96%

#

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.14% of its transfer agency fees for Class M Shares, 0.02% of its transfer agency fees for Class P and Class R6 Shares and 0.04% of its transfer agency fees for Class S Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to adjust for waivers that were implemented during the fiscal period ended October 31, 2017 but did not reflect a full year of waiver.

“Other Expenses” for Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$710	$996	$1,302	$2,169
Class C Shares	$219	$676	$1,159	$2,493
Class E Shares	$144	$446	$771	$1,691
Class M Shares	$104	$355	$625	$1,397
Class P Shares	$101	$320	$556	$1,234
Class R6 Shares	$101	$320	$556	$1,234
Class S Shares	$114	$365	$634	$1,405
Class T Shares	$390	$685	$1,002	$1,899
Class Y Shares	$98	$306	$531	$1,178

(ii)

The following information is added at the end of the first paragraph in the sub-section entitled “Principal Investment Strategies of the Fund” in the Risk/Return Summary section for the U.S. Small Cap Equity Fund in the Prospectus listed above:

The Fund may employ long-short equity strategies pursuant to which it sells securities short.

(iii)	The following information is added to the sub-section entitled “Principal Risks of Investing in the Fund” in the Risk/Return Summary section for the U.S. Small Cap Equity Fund:

•

Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•

Short Sales Risk. A short sale will result in a loss if the price of the security sold short increases between the date of the short sale and the date on which the borrowed security must be returned. Short sales may give rise to a form of leverage. Leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities. Short sales have the potential for unlimited loss.

(iv)	The following changes are made in the sub-section entitled “Management” in the Risk/Return Summary section for the U.S. Small Cap Equity Fund in the Prospectus listed above:

The following information is added:

Megan Roach, a Portfolio Manager, has primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2015.

The following information is deleted:

Jon Eggins, a Senior Portfolio Manager, and Megan Roach, a Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since May 2011 and Ms. Roach has managed the Fund since March 2015.

XI.  GLOBAL EQUITY FUND RISK/RETURN SUMMARY: The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Global Equity Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.94%	0.25%	0.30%	1.49%	(0.02)%	1.47%
Class C Shares	0.94%	0.75%	0.55%	2.24%	(0.02)%	2.22%
Class E Shares	0.94%	None	0.55%	1.49%	(0.02)%	1.47%
Class M Shares	0.94%	None	0.30%	1.24%	(0.12)%	1.12%
Class P Shares	0.94%	None	0.15%	1.09%	(0.04)%	1.05%
Class R6 Shares	0.94%	None	0.15%	1.09%	(0.04)%	1.05%
Class S Shares	0.94%	None	0.30%	1.24%	(0.02)%	1.22%
Class T Shares	0.94%	0.25%	0.30%	1.49%	(0.02)%	1.47%
Class Y Shares	0.94%	None	0.10%	1.04%	(0.02)%	1.02%

#

Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.92%. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class P and Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class P, Class R6 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$716	$1,017	$1,340	$2,251
Class C Shares	$225	$698	$1,198	$2,573
Class E Shares	$150	$469	$811	$1,778
Class M Shares	$114	$382	$669	$1,489
Class P Shares	$107	$343	$597	$1,325
Class R6 Shares	$107	$343	$597	$1,325
Class S Shares	$124	$391	$679	$1,498
Class T Shares	$396	$707	$1,041	$1,983
Class Y Shares	$104	$329	$572	$1,269

XII.  EMERGING MARKETS FUND RISK/RETURN SUMMARY:

(i)	The following changes are made in the sub-section entitled “Management” in the Risk/Return Summary section for the Emerging Markets Fund in the Prospectus listed above:

The following information is added:

James Barber, Chief Investment Officer of Equities, and Kathrine Husvaeg, a Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Barber and Ms. Husvaeg have managed the Fund since April 2018.

The following information is deleted:

Gustavo Galindo, a Senior Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Galindo has managed the Fund since November 2011.

(ii)	The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Emerging Markets Fund in the Prospectus listed above:

•	AllianceBernstein L.P.
•	Axiom International Investors LLC
•	Consilium Investment Management, LLC
•	Harding Loevner LP
•	Numeric Investors LLC
•	Oaktree Capital Management, L.P.
•	Westwood Management Corp.

XIII.  TAX-MANAGED U.S. LARGE CAP FUND RISK/RETURN SUMMARY: The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Tax-Managed U.S. Large Cap Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.69%	0.25%	0.28%	1.22%	(0.05)%	1.17%
Class C Shares	0.69%	0.75%	0.53%	1.97%	(0.05)%	1.92%
Class E Shares	0.69%	None	0.53%	1.22%	(0.05)%	1.17%
Class M Shares	0.69%	None	0.28%	0.97%	(0.15)%	0.82%
Class P Shares	0.69%	None	0.13%	0.82%	(0.07)%	0.75%
Class S Shares	0.69%	None	0.28%	0.97%	(0.05)%	0.92%
Class T Shares	0.69%	0.25%	0.28%	1.22%	(0.05)%	1.17%

#

Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class P Shares. This waiver may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$687	$935	$1,202	$1,963
Class C Shares	$195	$613	$1,058	$2,292
Class E Shares	$119	$382	$666	$1,473
Class M Shares	$84	$294	$522	$1,176
Class P Shares	$77	$255	$448	$1,007
Class S Shares	$94	$304	$531	$1,185
Class T Shares	$366	$623	$899	$1,686

XIV.  TAX-MANAGED U.S. MID & SMALL CAP FUND RISK/RETURN SUMMARY:

(i)

The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Tax-Managed U.S. Mid & Small Cap Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.98%	0.25%	0.32%	1.55%	(0.07)%	1.48%
Class C Shares	0.98%	0.75%	0.57%	2.30%	(0.10)%	2.20%
Class E Shares	0.98%	None	0.57%	1.55%	(0.10)%	1.45%
Class M Shares	0.98%	None	0.32%	1.30%	(0.20)%	1.10%
Class P Shares	0.98%	None	0.17%	1.15%	(0.07)%	1.08%
Class S Shares	0.98%	None	0.32%	1.30%	(0.10)%	1.20%
Class T Shares	0.98%	0.25%	0.32%	1.55%	(0.07)%	1.48%

#

Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.05% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.15% of its transfer agency fees for Class M Shares, 0.05% of its transfer agency fees for Class C, Class E and Class S Shares and 0.02% of its transfer agency fees for Class A, Class P and Class T Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$717	$1,030	$1,365	$2,309
Class C Shares	$223	$709	$1,221	$2,628
Class E Shares	$148	$480	$835	$1,837
Class M Shares	$112	$392	$694	$1,550
Class P Shares	$110	$358	$626	$1,391
Class S Shares	$122	$402	$703	$1,559
Class T Shares	$397	$721	$1,067	$2,044

(ii)	The following changes are made in the sub-section entitled “Management” in the Risk/Return Summary section for the Tax-Managed U.S. Mid & Small Cap Fund in the Prospectus listed above:

The following information is added:

Megan Roach, a Portfolio Manager, has primary responsibility for the management of the Fund. Ms. Roach has managed the Fund since March 2015.

The following information is deleted:

Jon Eggins, a Senior Portfolio Manager, and Megan Roach, a Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since September 2013 and Ms. Roach has managed the Fund since March 2015.

XV.  TAX-MANAGED INTERNATIONAL EQUITY FUND RISK/RETURN SUMMARY:

(i)

The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Tax-Managed International Equity Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.85%	0.25%	0.33%	1.43%	(0.14)%	1.29%
Class C Shares	0.85%	0.75%	0.58%	2.18%	(0.14)%	2.04%
Class E Shares	0.85%	None	0.58%	1.43%	(0.14)%	1.29%
Class M Shares	0.85%	None	0.33%	1.18%	(0.24)%	0.94%
Class P Shares	0.85%	None	0.18%	1.03%	(0.16)%	0.87%
Class S Shares	0.85%	None	0.33%	1.18%	(0.14)%	1.04%
Class T Shares	0.85%	0.25%	0.33%	1.43%	(0.14)%	1.29%

#

Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.84% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M and 0.02% for Class P Shares. This waiver may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$699	$988	$1,299	$2,178
Class C Shares	$207	$669	$1,157	$2,503
Class E Shares	$131	$439	$768	$1,701
Class M Shares	$96	$351	$626	$1,410
Class P Shares	$89	$312	$553	$1,245
Class S Shares	$106	$361	$636	$1,419
Class T Shares	$378	$678	$999	$1,909

(ii)

The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Tax-Managed International Equity Fund in the Prospectus listed above:

•	AllianceBernstein L.P.
•	GQG Partners LLC
•	Janus Capital Management LLC and Perkins Investment Management LLC
•	Pzena Investment Management, LLC
•	RWC Asset Advisors (US) LLC

XVI.  GLOBAL OPPORTUNISTIC CREDIT RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Global Opportunistic Credit Fund in the Prospectus listed above:

•	Barings LLC and Barings Global Advisers Limited
•	DDJ Capital Management, LLC
•	DuPont Capital Management Corporation
•	Voya Investment Management Co. LLC

XVII.  INVESTMENT GRADE BOND FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Investment Grade Bond Fund in the Prospectus listed above:

•	Logan Circle Partners, L.P.
•	Schroder Investment Management North America Inc.

XVIII.  COMMODITY STRATEGIES FUND RISK/RETURN SUMMARY:

(i)

The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Commodity Strategies Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	1.25%	0.25%	0.33%	0.33%	2.16%	(0.74)%	1.42%
Class C Shares	1.25%	0.75%	0.58%	0.33%	2.91%	(0.74)%	2.17%
Class E Shares	1.25%	None	0.58%	0.33%	2.16%	(0.74)%	1.42%
Class M Shares	1.25%	None	0.33%	0.33%	1.91%	(0.84)%	1.07%
Class P Shares	1.25%	None	0.18%	0.33%	1.76%	(0.75)%	1.01%
Class R6 Shares	1.25%	None	0.18%	0.33%	1.76%	(0.75)%	1.01%
Class S Shares	1.25%	None	0.33%	0.33%	1.91%	(0.74)%	1.17%
Class T Shares	1.25%	0.25%	0.33%	0.33%	2.16%	(0.74)%	1.42%
Class Y Shares	1.25%	None	0.13%	0.33%	1.71%	(0.73)%	0.98%

#

Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.7625%. This waiver may not be terminated during the relevant period except with Board approval.

A wholly-owned subsidiary of the Fund (the “Subsidiary”), organized as a company under the laws of the Cayman Islands, pays RIM an advisory fee and pays Russell Investments Fund Services, LLC (“RIFUS”) an administrative fee at the annual rates of up to 1.25% and 0.05%, respectively, of the Subsidiary’s net assets (collectively, the “Subsidiary Fees”). Pursuant to a contractual agreement with the Fund, RIM and RIFUS have agreed to permanently waive the portion of the advisory fees and the administrative fees paid by the Fund to RIM and RIFUS, respectively, in the amount equal to the amount of the Subsidiary Fees received by RIM and RIFUS, if any. This waiver may not be terminated by RIM or RIFUS.

Until February 28, 2019, RIFUS has contractually agreed to waive 0.11% of its transfer agency fees for Class M Shares, 0.02% of its transfer agency fees for Class P and Class R6 Shares and 0.01% of its transfer agency fees for Class A, Class C, Class E, Class S and Class T Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Acquired Fund Fees and Expenses” does not include direct costs associated with any over-the-counter derivatives that the Subsidiary invests in. Costs associated with such derivative instruments include any fee paid to the Subsidiary’s counterparty, which may include management fees and performance-based incentive fees, or any other fees and expenses associated with the investment in such derivative instruments. Such costs are included in the return of any such derivative instruments and, therefore, represent an indirect cost of investing in the Fund.

“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Subsidiary and the U.S. Cash Management Fund, in which the Fund invests. The Fund’s proportionate share of these operating expenses is reflected under “Acquired Fund Fees and Expenses.”

“Other Expenses” for Class P, Class R6 and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements and permanent fee waivers. The calculation of costs for the remaining periods takes such contractual fee waivers and/or reimbursements into account only for the first year of the periods and such permanent fee waivers for all periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$711	$1,145	$1,604	$2,870
Class C Shares	$220	$831	$1,468	$3,180
Class E Shares	$145	$605	$1,092	$2,435
Class M Shares	$109	$518	$954	$2,164
Class P Shares	$103	$481	$884	$2,011
Class R6 Shares	$103	$481	$884	$2,011
Class S Shares	$119	$528	$963	$2,173
Class T Shares	$391	$840	$1,314	$2,624
Class Y Shares	$100	$468	$860	$1,959

(ii)	The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Commodity Strategies Fund in the Prospectus listed above:

•	BNY Mellon Asset Management North America Corporation
•	Pacific Investment Management Company LLC

XIX.  GLOBAL REAL ESTATE SECURITIES FUND RISK/RETURN SUMMARY:

(i)

The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Global Real Estate Securities Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees	Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.80%	0.25%	0.34%	1.39%	(0.02)%	1.37%
Class C Shares	0.80%	0.75%	0.59%	2.14%	(0.02)%	2.12%
Class E Shares	0.80%	None	0.59%	1.39%	(0.02)%	1.37%
Class M Shares	0.80%	None	0.34%	1.14%	(0.12)%	1.02%
Class P Shares	0.80%	None	0.19%	0.99%	(0.04)%	0.95%
Class R6 Shares	0.80%	None	0.19%	0.99%	(0.04)%	0.95%
Class S Shares	0.80%	None	0.34%	1.14%	(0.02)%	1.12%
Class T Shares	0.80%	0.25%	0.34%	1.39%	(0.02)%	1.37%
Class Y Shares	0.80%	None	0.14%	0.94%	(0.02)%	0.92%

#

Until February 29, 2020, Russell Investment Management, LLC (“RIM”) has entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 0.78%. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class P and Class R6 Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Other Expenses” for Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$988	$1,290	$2,146
Class C Shares	$215	$668	$1,147	$2,471
Class E Shares	$139	$438	$759	$1,667
Class M Shares	$104	$350	$616	$1,375
Class P Shares	$97	$311	$543	$1,209
Class R6 Shares	$97	$311	$543	$1,209
Class S Shares	$114	$360	$626	$1,384
Class T Shares	$386	$677	$990	$1,875
Class Y Shares	$94	$298	$518	$1,153

(ii)

Effective January 1, 2019, RIM will change the Fund’s secondary benchmark from the Russell Developed Index (Net) to the MSCI World Index (net of tax on dividends from foreign holdings). RIM believes that the MSCI World Index (net of tax on dividends from foreign holdings) is an appropriate benchmark which currently best represents the investable global and international equity markets.

XX.  MULTI-STRATEGY INCOME FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Multi-Strategy Income Fund in the Prospectus listed above:

•	Boston Partners Global Investors, Inc.
•	Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited
•	DDJ Capital Management, LLC
•	GLG LLC
•	Janus Capital Management LLC and Perkins Investment Management LLC
•	Kopernik Global Investors, LLC
•	Oaktree Capital Management, L.P.
•	OFI Global Institutional, Inc.
•	Putnam Investment Management, LLC
•	Sompo Japan NipponKoa Asset Management Co., Ltd.
•	THL Credit Advisors LLC
•	T. Rowe Price Associates, Inc.

XXI.  MULTI-ASSET GROWTH STRATEGY FUND RISK/RETURN SUMMARY: The following replaces the list of money managers in the sub-section entitled “Management” in the Risk/Return Summary section for the Multi-Asset Growth Strategy Fund in the Prospectus listed above:

•	AllianceBernstein L.P.
•	Atlantic Investment Management, LLC
•	Boston Partners Global Investors, Inc.
•	Cohen & Steers Capital Management, Inc., Cohen & Steers UK Limited and Cohen & Steers Asia Limited
•	Colonial First State Asset Management (Australia) Limited
•	GLG LLC
•	Hermes Investment Management Limited
•	Kopernik Global Investors, LLC
•	Levin Capital Strategies, L.P.
•	Oaktree Capital Management, L.P.
•	OFI Global Institutional, Inc.
•	Putnam Investment Management, LLC
•	RiverPark Advisors, LLC
•	Sompo Japan NipponKoa Asset Management Co., Ltd.
•	THL Credit Advisors, LLC
•	T. Rowe Price Associates, Inc.

XXII.  MANAGEMENT OF THE FUNDS: The following changes are made to the list of employees who have primary responsibility for the management of the RIC Funds in the section entitled “Management of the Funds” in the Prospectus listed above:

The following information is added:

James Barber, Chief Investment Officer of Equities since September 2012. Mr. Barber shares primary responsibility for the management of the U.S. Core Equity, U.S. Dynamic Equity, U.S. Strategic Equity, U.S. Large Cap Equity and Tax-Managed U.S. Large Cap Funds with Mr. Divney, shares primary responsibility for the management of the U.S. Defensive Equity Fund with Ms. Roach and shares responsibility for the management of the Emerging Markets Fund with Ms. Husvaeg.

Jon Eggins, Senior Portfolio Manager since November 2013. Mr. Eggins was a Portfolio Manager from March 2011 to November 2013. Mr. Eggins has primary responsibility for the management of the International Developed Markets, Global Equity and Tax-Managed International Equity Funds.

Kathrine Husvaeg, Senior Portfolio Manager since March 2016. Ms. Husvaeg was a Portfolio Manager from May 2014 to March 2016. From November 2012 to May 2014, Ms. Husvaeg was Head of Research for emerging markets equities. Ms. Husvaeg shares primary responsibility for the management of the Emerging Markets Fund with Mr. Barber.

Megan Roach, Portfolio Manager since March 2015. Ms. Roach was Head of Research for small cap equity from May 2013 to March 2015. From 2008 to 2013, Ms. Roach was a Senior Research Analyst. Ms. Roach has primary responsibility for the management of the U.S. Mid Cap Equity, U.S. Small Cap Equity and Tax-Managed U.S. Mid & Small Cap Equity Funds and shares primary responsibility for the management of the U.S. Defensive Equity Fund with Mr. Barber.

The following information is deleted:

James Barber, Chief Investment Officer of Equities since September 2012. Mr. Barber shares primary responsibility for the management of the U.S. Core Equity, U.S. Dynamic Equity, U.S. Strategic Equity, U.S. Large Cap Equity and Tax-Managed U.S. Large Cap Funds with Mr. Divney and shares primary responsibility for the management of the U.S. Defensive Equity Fund with Ms. Roach.

Jon Eggins, Senior Portfolio Manager since November 2013. Mr. Eggins was a Portfolio Manager from March 2011 to November 2013. Mr. Eggins has primary responsibility for the management of the International Developed Markets, Global Equity and Tax-Managed International Equity Funds and shares primary responsibility for the management of the U.S. Mid Cap Equity, U.S. Small Cap Equity and Tax-Managed U.S. Mid & Small Cap and Funds with Ms. Roach.

Gustavo Galindo, Senior Portfolio Manager since May 2014. Mr. Galindo was a Portfolio Manager from August 2011 to May 2014. Mr. Galindo has primary responsibility for the management of the Emerging Markets Fund.

Megan Roach, Portfolio Manager since March 2015. Ms. Roach was Head of Research for small cap equity from May 2013 to March 2015. From 2008 to 2013, Ms. Roach was a Senior Research Analyst. Ms. Roach shares primary responsibility for the management of the U.S. Mid Cap Equity, U.S. Small Cap Equity and Tax-Managed U.S. Mid & Small Cap Equity Funds with Mr. Eggins and shares primary responsibility for the management of the U.S. Defensive Equity Fund with Mr. Barber.

XXIII.  EQUITY INCOME FUND (FORMERLY, U.S. CORE EQUITY FUND) INVESTMENT OBJECTIVE AND STRATEGIES:

(i)	The following is added after the thirteenth paragraph in the sub-section entitled “Principal Investment Strategies”:

In connection with the changes to the Fund’s investment objective and principal investment strategies effective September 12, 2018, the Fund may engage in active trading of portfolio securities.

(ii)

INVESTMENT OBJECTIVE CHANGE: Effective September 12, 2018, the investment objective for the Equity Income Fund (formerly, U.S. Core Equity Fund) was changed. The information in the sub-section entitled “Investment Objective (Non-Fundamental)” is replaced with the following:

The Fund seeks to provide long term capital growth and current income.

(iii)

PRINCIPAL INVESTMENT STRATEGIES: Effective September 12, 2018, the Equity Income Fund (formerly, U.S. Core Equity Fund) changed its investment strategy from principally investing in common stocks of large and medium capitalization U.S. companies to principally investing in common stocks of dividend-paying large and medium capitalization U.S. companies.

The following replaces the first three paragraphs in the sub-section entitled “Principal Investment Strategies”:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of dividend-paying large and medium capitalization U.S. companies. The Fund may also invest in equity securities economically tied to non-U.S. countries.

RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is managed pursuant to a “multi-style, multi-manager” approach. Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. The Fund’s money managers are unaffiliated with RIM and have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages Fund assets not allocated to money manager strategies and the Fund’s cash balances and may manage portions of the Fund during transitions between money manager strategies.

The following replaces the fifth paragraph in the sub-section entitled “Principal Investment Strategies”:

Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to some or all of the following principal investment styles which are intended to complement one another:

•

Value Style emphasizes investments in equity securities of companies believed to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

•

Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.

Because the Fund invests principally in dividend-paying U.S. equity securities, it is anticipated that the Fund will have greater exposure to the value style and therefore may exhibit lower volatility than U.S. equities over a market cycle.

The following is moved from the “Non-Principal Investment Strategies” to after the tenth paragraph in the sub-section entitled “Principal Investment Strategies”:

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

(iv)	NON-PRINCIPAL INVESTMENT STRATEGIES: The following information replaces the second paragraph in the sub-section entitled “Non-Principal Investment Strategies”:

The Fund may invest in preferred stocks, small capitalization stocks, rights, warrants and convertible securities. The Fund may invest in pooled investment vehicles, such as other investment companies and exchange traded funds. The Fund may also invest in emerging markets equity securities.

XXIV.  U.S. DEFENSIVE EQUITY INVESTMENT OBJECTIVE AND STRATEGIES: Effective January 1, 2019, the U.S. Defensive Equity Fund will change its principal investment strategy from employing a defensive style of investing to pursuing a “sustainable” investment strategy. The following is added at the end of the sub-section entitled “Principal Investment Strategies”:

Effective January 1, 2019, the following will replace the first eleven paragraphs in this sub-section:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. The Fund invests principally in common stocks of large and medium capitalization U.S. companies.

The Fund pursues a “sustainable” investment strategy that takes into account environmental, social and governance (“ESG”) considerations. In particular, the Fund’s investment strategy seeks to tilt the portfolio toward companies that are expected to contribute to, and benefit from, a transition to a low carbon emission producing economy and away from companies with the greatest exposure to potential negative impacts of such a transition.

RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund’s assets are managed by RIM and multiple money managers unaffiliated with RIM pursuant to a “multi-manager” approach.

Subject to the approval of the Fund’s Board of Trustees, RIM selects, oversees and evaluates the Fund’s money managers and allocates Fund assets among itself and multiple money manager investment strategies. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios to RIM and the Fund’s cash balances. RIM may also manage portions of the Fund during transitions between money managers.

With respect to the portion of the Fund that RIM manages, RIM incorporates the following ESG-related sustainability goals into its portfolio construction process:

•

Environmental: including a reduction in the Fund’s exposure to companies with a relatively higher carbon footprint, higher fossil fuel reserves and/or significant revenue from coal-related activities and an increase in the Fund’s exposure to companies that generate renewable (“green”) energy.

•

Social: including an increase in the Fund’s exposure to companies with transparent labor policies, best practices in employee retention, health and safety and disclosure of supply chain monitoring systems and reduced exposure to companies involved in controversies.

•

Governance: including an increase in the Fund’s exposure to companies with strong board quality such as independence and diversity and compensation practices in line with regional market practice and reduced exposure to companies involved in governance incidents, for example involving bribery, lobbying and/or lack of auditor independence.

These sustainability goals are combined in RIM’s proprietary portfolio construction process, which identifies the combination of securities that best achieves the sustainability goals while minimizing transaction costs and deviation from the money managers’ security selection. The Fund’s sustainability goals are analyzed relative to the Russell 1000® Index and are measured using RIM’s proprietary metrics and methodologies. RIM may utilize third-party data in its analysis. RIM may modify the Fund’s sustainability goals from time to time, including the consideration of additional sustainability goals in its management of the Fund’s portfolio.

In considering the ESG characteristics of a company, RIM employs an ESG rating system based on its own and third-party methodologies that generally analyze a company’s preparedness, disclosure and performance. Preparedness reflects a company’s management systems and policies to help manage ESG risks; disclosure reflects whether company reporting in relation to ESG issues meets international best practice standards and is transparent; and performance reflects quantitative metrics and qualitative assessment of a company’s management of ESG issues.

With respect to the portion of the Fund that RIM manages based upon money manager model portfolios, RIM constructs a portfolio that represents the aggregation of the model portfolios based upon RIM’s allocation to each money manager’s strategy. RIM then optimizes the portfolio based upon RIM’s proprietary portfolio construction process. Optimization typically includes the analysis of tradeoffs between various risk and return factors as well as turnover and transaction costs in order to estimate optimal portfolio positioning. For this portion of the Fund, RIM purchases and sells securities at the times and in the manner considered by RIM to be efficient for the Fund and it is expected that, generally, trades will be effected on a periodic basis, unless RIM determines that more frequent trading is appropriate due to changing market conditions or other significant factors.

Based on RIM’s analysis of the portfolio, RIM may determine that the Fund should, at any given time, have exposure to one or both of the following principal investment styles which are intended to complement one another:

•	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

•

Defensive Style emphasizes investments in equity securities of companies believed to have lower than average stock price volatility (i.e., the amount by which a stock’s price rises and falls over short-term time periods) and lower than average earnings variability.

When determining how to allocate the Fund’s assets among itself and the money managers, RIM considers a variety of factors. These factors include the Fund’s overall exposures, a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. RIM also considers the manner in which money managers’ historical and expected investment returns correlate with one another. In addition, RIM may adjust allocations based on the Fund’s overall exposures and forecasted portfolio risk and in order to respond to changes in market risks and opportunities.

RIM may assign a money manager a specific benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

The Fund may employ long-short equity strategies pursuant to which it enters into short sales. The Fund will take long positions in securities believed to offer attractive return potential and sell short securities expected to underperform. The Fund’s long-short strategies may include (i) 115/15 or 130/30 strategies, which are long-biased strategies that use the proceeds of short sales to purchase long positions in other securities, (ii) market neutral strategies, which seek to be neutral to market movements through equivalent long and short exposures, and (iii) other types of long-short strategies, which seek varying long and short exposures and may be long- or short-biased. The Fund may use derivatives to take long and short positions relative to the Fund’s long-short equity strategies with the objective of keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. Although short selling may constitute a form of leverage, the Fund maintains a special custody account to ensure that short sales are fully collateralized.

Money managers may employ a fundamental investment approach, a quantitative investment approach or a combination of both. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and mathematical techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum, and may also incorporate quantitative investment models in its process. Certain of the Fund’s money managers may incorporate ESG considerations into their security selection processes.

With respect to the portion of the Fund managed by RIM and not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures (such as volatility, momentum, value, growth, quality, capitalization size, industry or sector). RIM also optimizes this portion of the Fund’s portfolio based upon the Fund’s sustainability goals. RIM may use strategies based on indexes, including optimized index sampling (strategies that seek to purchase a sampling of securities using optimization and risk models) and/or index replication.

XXV.  U.S. SMALL CAP EQUITY FUND INVESTMENT OBJECTIVE AND STRATEGIES: The following information is added after the sixth paragraph in the sub-section entitled “Principal Investment Strategies” in the Prospectus listed above:

The Fund may employ long-short equity strategies pursuant to which it enters into short sales. The Fund will take long positions in securities believed to offer attractive return potential and sell short securities expected to underperform. The Fund’s long-short strategies may include (i) 115/15 or 130/30 strategies, which are long-biased strategies that use the proceeds of short sales to purchase long positions in other securities, (ii) market neutral strategies, which seek to be neutral to market movements through equivalent long and short exposures, and (iii) other types of long-short strategies, which seek varying long and short exposures and may be long- or short-biased. The Fund may use derivatives to take long and short positions relative to the Fund’s long-short equity strategies with the objective of keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. Although short selling may constitute a form of leverage, the Fund maintains a special custody account to ensure that short sales are fully collateralized.

XXVI.  GLOBAL OPPORTUNISTIC CREDIT FUND INVESTMENT OBJECTIVE AND STRATEGIES: The following is added at the end of the sub-section entitled “Principal Investment Strategies”:

Effective March 1, 2019, the following will replace the first paragraph in this sub-section:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in bonds. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Bonds are fixed income securities representing debt obligations that typically require the issuer to repay the bondholders the principal amount borrowed and generally to pay interest. The Fund considers bonds to include fixed income equivalent instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

XXVII.  RISKS:

(i)	“High Portfolio Turnover Risk” is added to the “Principal Risks” column of the “Risks” table for the Equity Income Fund (formerly, U.S. Core Equity Fund) in the Prospectus listed above.

(ii)

“Real Estate Investment Trusts (“REITs”)”, “Non-U.S. Securities” and “Non-U.S. Equity Securities” are deleted from the “Non-Principal Risks” column and added to the “Principal Risks” column for the Equity Income Fund (formerly, U.S. Core Equity Fund) in the Prospectus listed above.

(iii)	“Short Sales” is added to the “Principal Risks” column of the “Risks” table for the U.S. Small Cap Equity Fund in the Prospectus listed above.

(iv)	“Counterparty Risk” is moved from the “Non-Principal Risks” column to the “Principal Risks” column of the “Risks” table for the U.S. Small Cap Equity Fund in the Prospectus listed above.

(v)	The following is added at the end of the “Risks” table for the U.S. Defensive Equity Fund in the section entitled “Risks” is the Prospectus listed above:

Effective January 1, 2019, “Sustainable Investing Risk” is added to the “Principal Risks” column.

(vi)	Effective January 1, 2019, the following risk factor is added to the “Risks” section in the Prospectus listed above:

Sustainable Investing Risk

Applying sustainability and ESG criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. Securities of companies with sustainable practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria.

(vii)	The following is added at the end of the “Securities Lending” risk factor in the “Risks” section in the Prospectus listed above:

The U.S. Defensive Equity Fund, U.S. Dynamic Equity Fund, U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund may participate in a reciprocal lending program with State Street Bank and Trust Company through which each Fund is permitted to use cash collateral received in connection with certain securities lending activities to finance the Fund’s short selling activity. Such arrangements subject these Funds to the risk that the counterparty holding the cash collateral may fail to return it promptly.

XXVIII.  EXCHANGE AND CONVERSION PRIVILEGE: The following replaces the fifth paragraph in the sub-section entitled “How to Exchange or Convert Shares” in the prospectus listed above:

Effective January 1, 2019 (the “Effective Date”), the Funds will convert Class C Shares held for ten years to Class A Shares without the incurrence of a front-end sales charge. If your account is held through a Financial Intermediary, your Financial Intermediary may be responsible for this conversion. As of the Effective Date, the Funds and certain Financial Intermediaries may not have been tracking such holding periods and therefore may not be able to process such conversions for Shares acquired prior to the Effective Date. In such instances, the automatic conversion of Class C Shares to Class A Shares will occur no later than ten years after the Effective Date.

XXIX.  RUSSELL INVESTMENTS’ ADDRESS:

(i)

The following changes are made in the sub-sections entitled “Order and Payment Procedures,” “How to Exchange or Convert Shares,” “Redemption Dates and Times” and “Written Instructions” in the prospectus listed above:

The following information is deleted:

Regular Mail: Russell Investments, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Investments, 30 Dan Road, Canton, MA 02021-2809

The following information is added:

Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430

Overnight Mail: Russell Investments, 430 W 7th Street, STE 219430, Kansas City, MO 64105-1407

(ii)	The following change is made to the back cover of the Prospectus listed above:

The following information is deleted:

Russell Investments

P.O. Box 8420

Boston, MA 02266-8420

Telephone: 1-800-787-7354

The following information is added:

Russell Investments

PO Box 219430

Kansas City, MO 64121-9430

Telephone: 1-800-787-7354

XXX.  MONEY MANAGER CHANGES: The following replaces the information in the “Money Manager Information” section for the Equity Income (formerly, U.S. Core Equity), U.S. Dynamic Equity, U.S. Strategic Equity, Emerging Markets, Tax-Managed International Equity, Global Opportunistic Credit, Investment Grade Bond, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds in the Prospectus listed above:

Equity Income Fund (Formerly, U.S. Core Equity Fund)

Barrow, Hanley, Mewhinney & Strauss, LLC, JP Morgan Chase Tower, 2200 Ross Avenue, 31st Floor, Dallas, TX 75201.

Brandywine Global Investment Management, LLC, Cira Centre, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104

U.S. Dynamic Equity Fund

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Pzena Investment Management, LLC, 320 Park Avenue 8th Floor, New York, NY 10022.

Suffolk Capital Management, LLC, 810 Seventh Avenue, Suite 400, New York, NY 10019.

U.S. Strategic Equity Fund

Brandywine Global Investment Management, LLC, Cira Centre, 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

HS Management Partners, LLC, 640 Fifth Avenue, 18th Floor, New York, NY 10019.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Suffolk Capital Management, LLC, 810 Seventh Avenue, Suite 400, New York, NY 10019.

Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105-0096.

Axiom International Investors LLC, 33 Benedict Place, Greenwich, CT 06830.

Consilium Investment Management, LLC, 3101 N. Federal Highway, Suite 502, Fort Lauderdale, FL 33306.

Harding Loevner LP, 400 Crossing Blvd., 4th Floor, Bridgewater, NJ 08807.

Numeric Investors LLC, 470 Atlantic Avenue, 6th Floor, Boston, MA 02210.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Westwood Management Corp., 200 Crescent Court, Suite 1200, Dallas, TX 75201.

Tax-Managed International Equity Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105-0096.

GQG Partners LLC, 350 East Las Olas Boulevard, Suite 1100, Fort Lauderdale, FL 33301.

Janus Capital Management LLC, 151 Detroit St., Denver, CO 80206 and Perkins Investment Management LLC, 311 South Wacker Drive, Suite 6000, Chicago, IL 60606.

Pzena Investment Management, LLC, 320 Park Ave. 8th Floor, New York, NY 10022.

RWC Asset Advisors (US) LLC, 2640 South Bayshore Drive, Suite 201, Miami, FL 33133.

Global Opportunistic Credit Fund

Barings LLC, 300 S. Tyron Street, Suite 2500, Charlotte, NC 28202 and Barings Global Advisers Limited, 61 Aldwych, London WC2B 4AE, United Kingdom.

DDJ Capital Management, LLC, Stony Brook Office Park, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

DuPont Capital Management Corporation, Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, DE 19803.

Voya Investment Management Co. LLC, 230 Park Avenue, New York, NY 10169.

Investment Grade Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Schroder Investment Management North America Inc., 875 Third Avenue, New York, NY 10022.

Commodity Strategies Fund

BNY Mellon Asset Management North America Corporation, 201 Washington Street, Boston, MA 02108.

Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, CA 92660-6430.

Multi-Strategy Income Fund

Boston Partners Global Investors, Inc., 909 Third Avenue 32nd Floor, New York, NY 10022.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216, Cohen & Steers UK Limited, 50 Pall Mall, 7th Floor, London SW1Y 5JH, United Kingdom and Cohen & Steers Asia Limited, Suites 1201-02 Champion Tower, 3 Garden Road, Central Hong Kong.

DDJ Capital Management, LLC, Stony Brook Office Park, 130 Turner Street, Building 3, Suite 600, Waltham, MA 02453.

GLG LLC, 452 Fifth Avenue, 27th Floor, New York, NY 10018.

Janus Capital Management LLC, 151 Detroit St., Denver, CO 80206 and Perkins Investment Management LLC, 311 South Wacker Drive, Suite 6000, Chicago, IL 60606.

Kopernik Global Investors, LLC, Two Harbour Place 302, Knights Run Avenue, Suite 1225, Tampa, FL 33602.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

OFI Global Institutional, Inc., 225 Liberty Street, 11th Floor, New York, NY 10281.

Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02110.

Sompo Japan NipponKoa Asset Management Co., Ltd., Kyoritsu Nihonbashi Bldg., 2-16 Nihonbashi, 2- Chome, Chuo-Ku, Toyko 103-0027 Japan.

THL Credit Advisors LLC, 100 Federal Street, 31st Floor, Boston, MA 02110.

T. Rowe Price Associates, Inc., 100 E. Pratt Street, Baltimore, MD 21202.

Multi-Asset Growth Strategy Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Atlantic Investment Management, Inc., 666 Fifth Avenue, 34th Floor, New York, NY 10103.

Boston Partners Global Investors, Inc., 909 Third Avenue 32nd Floor, New York, NY 10022.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216, Cohen & Steers UK Limited, 50 Pall Mall, 7th Floor, London SW1Y 5JH, United Kingdom and Cohen & Steers Asia Limited, Suites 1201-02 Champion Tower, 3 Garden Road, Central Hong Kong.

Colonial First State Asset Management (Australia) Limited, Ground Floor, Darling Park Tower 1, 201 Sussex Street, Sydney NSW 2000, Australia.

GLG LLC, 452 Fifth Avenue, 27th Floor, New York, NY 10018.

Hermes Investment Management Limited, Lloyds Chambers, 1 Portsoken Street, London, E1 8HZ United Kingdom.

Kopernik Global Investors, LLC, Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602.

Levin Capital Strategies, L.P., 595 Madison Ave, 17th floor, New York, NY 10022.

Oaktree Capital Management, L.P., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

OFI Global Institutional, Inc., 225 Liberty Street, 11th Floor, New York, NY 10281.

Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109.

RiverPark Advisors, LLC, 156 West 56th Street, 17th Floor, New York, NY 10019.

Sompo Japan NipponKoa Asset Management Co., Ltd., Kyoritsu Nihonbashi Bldg., 2-16 Nihonbashi, 2-Chome, Chuo-Ku, Toyko 103-0027 Japan.

THL Credit Advisors LLC, 100 Federal Street, 31st Floor, Boston, MA 02110.

T. Rowe Price Associates, Inc., 100 E. Pratt Street, Baltimore, MD 21202.

XXXI.    EXPENSE NOTES: The following information is added at the end of the “Expense Notes” section in the Prospectus listed above:

For the U.S. Small Cap Equity Fund, a portion of “Other Expenses” is attributable to interest expense and dividend expense from short sales as follows:

	Interest Expense on Short Sales	Dividend Expense on Short Sales	Total Dividend and Interest Expenses on Short Sales
Class A	0.05%	0.12%	0.17%
Class C	0.05%	0.12%	0.17%
Class E	0.05%	0.12%	0.17%
Class M	0.05%	0.12%	0.17%
Class P	0.05%	0.12%	0.17%
Class R6	0.05%	0.12%	0.17%
Class S	0.05%	0.12%	0.17%
Class T	0.05%	0.12%	0.17%
Class Y	0.05%	0.12%	0.17%

36-08-615

Multifactor Funds: Classes A, C, E, M, P, R6, S, T and Y

RUSSELL INVESTMENT COMPANY

Supplement dated December 19, 2018 to

PROSPECTUS DATED MARCH 1, 2018

I.  MULTIFACTOR INTERNATIONAL EQUITY FUND RISK/RETURN SUMMARY: The following changes are made in the sub-section entitled “Management” in the Risk/Return Summary section for the Multifactor International Equity Fund in the Prospectus listed above:

The following information is added:

James Barber, Chief Investment Officer of Equities, and Jon Eggins, a Senior Portfolio Manager, have primary responsibility for the management of the Fund. Mr. Barber has managed the Fund since September 2018 and Mr. Eggins has managed the Fund since February 2015.

The following information is deleted:

Jon Eggins, a Senior Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Eggins has managed the Fund since February 2015.

II.  MANAGEMENT OF THE FUNDS: The following changes are made to the list of employees who have primary responsibility for the management of the RIC Funds in the section entitled “Management of the Funds” in the Prospectus listed above:

The following information is added:

James Barber, Chief Investment Officer of Equities since September 2012. Mr. Barber shares primary responsibility for the management of the Multifactor U.S. Equity Fund with Mr. Divney and shares primary responsibility for the management of the Multifactor International Equity Fund with Mr. Eggins.

Jon Eggins, Senior Portfolio Manager since November 2013. Mr. Eggins was a Portfolio Manager from March 2011 to November 2013. Mr. Eggins shares primary responsibility for the management of the Multifactor International Equity Fund with Mr. Barber.

The following information is deleted:

James Barber, Chief Investment Officer of Equities since September 2012. Mr. Barber shares primary responsibility for the management of the Multifactor U.S. Equity Fund with Mr. Divney.

Jon Eggins, Senior Portfolio Manager since November 2013. Mr. Eggins was a Portfolio Manager from March 2011 to November 2013. Mr. Eggins has primary responsibility for the management of the Multifactor International Equity Fund.

III.  EXCHANGE AND CONVERSION PRIVILEGE: The following replaces the fifth paragraph in the sub-section entitled “How to Exchange or Convert Shares” in the prospectus listed above:

Effective January 1, 2019 (the “Effective Date”), the Funds will convert Class C Shares held for ten years to Class A Shares without the incurrence of a front-end sales charge. If your account is held through a Financial Intermediary, your Financial Intermediary may be responsible for this conversion. As of the Effective Date, the Funds and certain Financial Intermediaries may not have been tracking such holding periods and therefore may not be able to process such conversions for Shares acquired prior to the Effective Date. In such instances, the automatic conversion of Class C Shares to Class A Shares will occur no later than ten years after the Effective Date.

(continued on reverse side)

IV.  RUSSELL INVESTMENTS’ ADDRESS:

(i)

The following changes are made in the sub-sections entitled “Order and Payment Procedures,” “How to Exchange or Convert Shares,” “Redemption Dates and Times” and “Written Instructions” in the prospectus listed above:

The following information is deleted:

Regular Mail: Russell Investments, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Investments, 30 Dan Road, Canton, MA 02021-2809

The following information is added:

Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430

Overnight Mail: Russell Investments, 430 W 7th Street, STE 219430, Kansas City, MO 64105-1407

(ii)	The following change is made to the back cover of the Prospectus listed above:

The following information is deleted:

Russell Investments

P.O. Box 8420

Boston, MA 02266-8420

Telephone: 1-800-787-7354

The following information is added:

Russell Investments

PO Box 219430

Kansas City, MO 64121-9430

Telephone: 1-800-787-7354

36-08-616

LifePoints Funds, Target Portfolio Series: Classes A, C, E, M, P, R1, R4, R5, S and T

RUSSELL INVESTMENT COMPANY

Supplement dated December 19, 2018 to

PROSPECTUS DATED MARCH 1, 2018

I.  CONSERVATIVE STRATEGY FUND RISK/RETURN SUMMARY: The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the sub-section entitled “Fees and Expenses of the Fund” in the Risk/Return Summary section for the Conservative Strategy Fund in the Prospectus listed above:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Advisory Fee	Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class R4 and R5 Shares)	Other Expenses (including shareholder services fees of 0.25% for Class C and E Shares)	Acquired (Underlying) Fund Fees and Expenses	Total Annual Fund Operating Expenses	Less Fee Waivers and Expense Reimbursements	Net Annual Fund Operating Expenses
Class A Shares	0.20%	0.25%	0.33%	0.59%	1.37%	(0.26)%	1.11%
Class C Shares	0.20%	0.75%	0.58%	0.59%	2.12%	(0.26)%	1.86%
Class E Shares	0.20%	None	0.58%	0.59%	1.37%	(0.23)%	1.14%
Class M Shares	0.20%	None	0.33%	0.59%	1.12%	(0.31)%	0.81%
Class P Shares	0.20%	None	0.18%	0.59%	0.97%	(0.23)%	0.74%
Class R1 Shares	0.20%	None	0.33%	0.59%	1.12%	(0.36)%	0.76%
Class R4 Shares	0.20%	0.25%	0.33%	0.59%	1.37%	(0.36)%	1.01%
Class R5 Shares	0.20%	0.50%	0.33%	0.59%	1.62%	(0.36)%	1.26%
Class S Shares	0.20%	None	0.33%	0.59%	1.12%	(0.23)%	0.89%
Class T Shares	0.20%	0.25%	0.33%	0.59%	1.37%	(0.23)%	1.14%

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Until February 28, 2019, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

Until February 28, 2019, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.15% of its transfer agency fees for Class R1, Class R4 and Class R5 Shares, 0.10% of its transfer agency fees for Class M Shares, and 0.02% of its transfer agency fees for Class E, Class P, Class S and Class T Shares. These waivers may not be terminated during the relevant period except with Board approval.

Until February 29, 2020, RIFUS has contractually agreed to waive 0.05% of its transfer agency fees for Class A and Class C Shares. These waivers may not be terminated during the relevant period except with Board approval.

“Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Fund invests. The Fund’s proportionate share of these expenses are reflected under “Acquired Fund Fees and Expenses.”

“Other Expenses” for Class M, Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$682	$960	$1,258	$2,105
Class C Shares	$189	$639	$1,115	$2,431
Class E Shares	$116	$411	$728	$1,626
Class M Shares	$83	$325	$587	$1,335
Class P Shares	$76	$286	$514	$1,169
Class R1 Shares	$78	$320	$582	$1,331
Class R4 Shares	$103	$398	$716	$1,615
Class R5 Shares	$128	$476	$847	$1,892
Class S Shares	$91	$333	$595	$1,343
Class T Shares	$363	$651	$960	$1,836

II.  INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS:

(i)	NAME CHANGES:

Effective January 1, 2019, the U.S. Defensive Equity Fund will be renamed the Sustainable Equity Fund. After such date, all references to the U.S. Defensive Equity Fund in the Prospectus listed above are changed to the Sustainable Equity Fund.

Effective March 1, 2019, the Global Opportunistic Credit Fund will be renamed the Opportunistic Credit Fund. After such date, all references to the Global Opportunistic Credit Fund in the Prospectus listed above are changed to the Opportunistic Credit Fund.

(ii)

PRINCIPAL INVESTMENT STRATEGIES: Effective January 1, 2019, the U.S. Defensive Equity Fund will change its principal investment strategy from employing a defensive style of investing to pursuing a “sustainable” investment strategy. The following is added at the end of the sub-section entitled “U.S. Defensive Equity Fund” in the Investment Objective and Investment Strategies of the Underlying Funds section in the Prospectus listed above:

Principal Investment Strategies of the Fund Effective January 1, 2019:

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities. The Fund invests principally in common stocks of large and medium capitalization U.S. companies. The Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index or within the capitalization range of the Russell 1000® Index as measured at its most recent reconstitution. The Fund pursues a “sustainable” investment strategy that takes into account environmental, social and governance (“ESG”) considerations. In particular, the Fund’s investment strategy seeks to tilt the portfolio toward companies that are expected to contribute to, and benefit from, a transition to a low carbon emission producing economy and away from companies with the greatest exposure to potential negative impacts of such a transition. The Fund may employ long-short equity strategies pursuant to which it sells securities short.

Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund’s assets are managed by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio instruments for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to money manager strategies and utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures. RIM may use strategies based on indexes. RIM also manages the portion of Fund assets for which the Fund’s non-discretionary money managers provide model portfolios and the Fund’s cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include index futures contracts. The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. Please refer to the “Investment Objective and Investment Strategies” section in the Underlying Fund’s Prospectus for further information.

(iii)

PRINCIPAL INVESTMENT STRATEGIES: The following information is added at the end of the first paragraph in the sub-section entitled “Principal Investment Strategies” for the U.S. Small Cap Equity Fund in the Prospectus listed above:

The Fund may employ long-short equity strategies pursuant to which it sells securities short.

III.  RISKS:

(i)	Effective January 1, 2019, the following risk factor is added to the “Risks” section in the Prospectus listed above:

Sustainable Investing Risk

Applying sustainability and ESG criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, an Underlying Fund may forgo some market opportunities available to funds that do not use sustainability criteria. Securities of companies with sustainable practices may shift into and out of favor depending on market and economic conditions, and an Underlying Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria.

(ii)	The following is added at the end of the “Securities Lending” risk factor in the “Risks” section in the Prospectus listed above:

The U.S. Defensive Equity Fund, U.S. Dynamic Equity Fund and U.S. Small Cap Equity Fund may participate in a reciprocal lending program with State Street Bank and Trust Company through which each Underlying Fund is permitted to use cash collateral received in connection with certain securities lending activities to finance the Underlying Fund’s short selling activity. Such arrangements subject these Underlying Funds to the risk that the counterparty holding the cash collateral may fail to return it promptly.

IV.  EXCHANGE AND CONVERSION PRIVILEGE: The following replaces the fifth paragraph in the sub-section entitled “How to Exchange or Convert Shares” in the prospectus listed above:

Effective January 1, 2019 (the “Effective Date”), the Funds will convert Class C Shares held for ten years to Class A Shares without the incurrence of a front-end sales charge. If your account is held through a Financial Intermediary, your Financial Intermediary may be responsible for this conversion. As of the Effective Date, the Funds and certain Financial Intermediaries may not have been tracking such holding periods and therefore may not be able to process such conversions for Shares acquired prior to the Effective Date. In such instances, the automatic conversion of Class C Shares to Class A Shares will occur no later than ten years after the Effective Date.

V.  RUSSELL INVESTMENTS’ ADDRESS:

(i)

The following changes are made in the sub-sections entitled “Order and Payment Procedures,” “How to Exchange or Convert Shares,” “Redemption Dates and Times” and “Written Instructions” in the prospectus listed above:

The following information is deleted:

Regular Mail: Russell Investments, P.O. Box 8420, Boston, MA 02266-8420

Overnight Mail: Russell Investments, 30 Dan Road, Canton, MA 02021-2809

The following information is added:

Regular Mail: Russell Investments, PO Box 219430, Kansas City, MO 64121-9430

Overnight Mail: Russell Investments, 430 W 7th  Street, STE 219430, Kansas City, MO 64105-1407

(ii)	The following change is made to the back cover of the Prospectus listed above:

The following information is deleted:

Russell Investments

P.O. Box 8420

Boston, MA 02266-8420

Telephone: 1-800-787-7354

The following information is added:

Russell Investments

PO Box 219430

Kansas City, MO 64121-9430

Telephone: 1-800-787-7354

36-08-617

RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Target Portfolio Series
March 1, 2018, as supplemented through December 19, 2018
Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus, dated March 1, 2018 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds' Annual Report to Shareholders for the year ended October 31, 2017. Copies of the Funds' Annual Report accompany this SAI. This SAI also incorporates by reference the Underlying Funds' Annual Reports to Shareholders for the year ended October 31, 2017. Copies of the Underlying Funds' Annual Reports are available free of charge by calling Russell Investments Services at the above number.
As of the date of this SAI, RIC is comprised of 34 Funds. This SAI relates to 5 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Ticker Symbol By Class
Fund	A	C	E	M (1)	P (2)	R1	R4	R5	S	T (3)
Conservative Strategy Fund	RCLAX	RCLCX	RCLEX	RCNUX	RCNMX	RCLRX	RCLUX	RCLVX	RCLSX	RCNAX
Moderate Strategy Fund	RMLAX	RMLCX	RMLEX	RMTTX	RMTMX	RMLRX	RMLUX	RMLVX	RMLSX	RMTAX
Balanced Strategy Fund	RBLAX	RBLCX	RBLEX	RBSTX	RBSMX	RBLRX	RBLUX	RBLVX	RBLSX	RBSAX
Growth Strategy Fund	RALAX	RALCX	RALEX	RGTTX	RGTMX	RALRX	RALUX	RALVX	RALSX	RGTAX
Equity Growth Strategy Fund	REAAX	RELCX	RELEX	RQTTX	RQTMX	RELRX	RELUX	RELVX	RELSX	RQTAX
(1)	Effective September 15, 2017, Class T Shares were redesignated as Class M Shares.
(2)	Effective March 1, 2018, Class A3 Shares were redesignated as Class P Shares. Class P Shares are not currently being offered to investors and are not available for sale in any state.
(3)	Effective September 22, 2017, Class A1 Shares were redesignated as Class T Shares. Class T Shares are not currently being offered to investors and are not available for sale in any state.
The Underlying Funds in which the Funds may invest are listed below:
Fund	Fund
U.S. Defensive Equity Fund*	Investment Grade Bond Fund(1)
U.S. Dynamic Equity Fund(1)	Short Duration Bond Fund(1)
U.S. Small Cap Equity Fund(1)	Commodity Strategies Fund(1)
Global Equity Fund(1)	Global Infrastructure Fund(1)
Emerging Markets Fund(1)	Global Real Estate Securities Fund(1)
Global Opportunistic Credit Fund**(1)	Multi-Strategy Income Fund(1)
Unconstrained Total Return Fund	Multifactor U.S. Equity Fund(2)
Strategic Bond Fund(1)	Multifactor International Equity Fund(3)
*	Effective January 1, 2019, the U.S. Defensive Equity Fund will change its name to the Sustainable Equity Fund and will change its investment strategy from employing a defensive style of investing to pursuing a “sustainable” investment strategy. For more details, please see the September 19, 2018 supplement to the Fund’s Prospectus dated March 1, 2018. Effective March 1, 2017, the Fund removed “Russell” from its name.
**	Effective March 1, 2019, the Global Opportunistic Credit Fund will change its name to the Opportunistic Credit Fund.
(1)	Effective March 1, 2017, the Fund removed “Russell” from its name.
(2)	Prior to September 15, 2017, the Fund’s name was Select U.S. Equity Fund.
(3)	Prior to September 15, 2017, the Fund’s name was Select International Equity Fund.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds is a diversified investment company. Each of the Underlying Funds in which the Funds invest is a diversified investment company, except for the Unconstrained Total Return Fund. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A and Class T Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%. Class E Shares are subject to a shareholder services fee of 0.25%. Class R4 and Class R5 Shares are subject to a Rule 12b-1 fee of up to 0.75%, which is presently limited to 0.25% for Class R4 Shares and 0.50% for Class R5 Shares, and includes a shareholder services fees of up to 0.25%.  The Class M, Class P, Class R1 and Class S Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds' investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). The Underlying Funds, other than the Multifactor U.S. Equity and Multifactor International Equity Funds, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. The Multifactor U.S. Equity and Multifactor International Equity Funds are managed directly by RIM and, thus, all references to money managers do not apply to these Funds.
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The Funds have claimed a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and are not subject to registration or regulation as commodity pool operators under the CEA. To the extent the Funds are no longer eligible to claim an exclusion from Commodity Futures Trading Commission (“CFTC”) registration in the future, the Funds may incur additional expense.
Additionally, pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the CEA, the Underlying Funds, other than the Emerging Markets, Global Infrastructure and Commodity Strategies Funds, are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, each Underlying Fund must annually affirm to the National Futures Association that it has met and will continue to meet the conditions necessary to qualify for the exclusion. Like the Funds, the Emerging Markets and Global Infrastructure Funds have claimed a temporary exemption from the definition of the term “commodity pool operator” under the CEA and are not subject to registration or regulation as commodity pool operators under the CEA. In the event that an Underlying Fund engages in transactions that require registration as a commodity pool operator in the future, the Underlying Fund will comply with applicable regulations with respect to that Underlying Fund. If an Underlying Fund registers as a commodity pool operator and operates subject to CFTC regulation, it may incur additional expenses.
RIM is registered as a “commodity pool operator” under the CEA and the rules of the CFTC and is subject to regulation as a commodity pool operator under the CEA with respect to the Commodity Strategies Fund, and with respect to its subsidiary, the Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) (together, the “CFTC Registered Funds”). As the CFTC Registered Funds operate subject to CFTC regulation, they may incur additional expenses. The CFTC has neither reviewed nor approved the CFTC Registered Funds, their investment strategies or this SAI.
SHAREHOLDER MEETINGS.
RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIC management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds' service providers, including RIM, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with RIC's independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIM and the money managers.
The Trustees are responsible generally for overseeing the management and operations of RIC. The Trustees and RIC’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which RIC or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as
2

changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to RIC’s registration statement, nor any other communications or disclosure documents from or on behalf of RIC creates a contract between a shareholder of a Fund and: (i) RIC; (ii) a Fund; (iii) a service provider to RIC or a Fund; and/or (iv) the Trustees or officers of RIC.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of the Funds also serve in similar positions for the Underlying Funds. Thus, if the interests of a Fund and an Underlying Fund were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of seven Trustees, one of whom, Mark Spina, is an Interested Trustee. Mark Spina is an officer of RIC and is thus classified as an Interested Trustee. There are six Independent Trustees, including Kristianne Blake, who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds' operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds' management (including the Funds' portfolio managers), the Funds' Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Underlying Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Underlying Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds' investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds' senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds' senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds' independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds' financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds' share classes, the Funds' distribution arrangements and the Underlying Funds' manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds' financial statements, (b) RIC's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC's independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIC's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison
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between RIC's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2017, the Audit Committee held six meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of RIC, or officer or other representative of RIM, any subadviser to a fund or other service provider to RIC. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Mark Spina, Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Katherine W. Krysty. For the fiscal year ended October 31, 2017, the Investment Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of RIC; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2017, the Nominating and Governance Committee held one meeting.
Independent Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC's officers and employees are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Investments Fund Complex. The Russell Investments Fund Complex consists of RIC, which has 34 funds and Russell Investment Funds (“RIF”), which has nine funds. Each of the Trustees is a trustee of RIC and RIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a
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senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Spina has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the RIC and RIF Funds, the Adviser and various affiliates of the Adviser providing services to the RIC and RIF Funds, Mr. Spina is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the RIC and RIF Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Mark Spina# Born June 8, 1970 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2017 • Trustee since 2017	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC and RIF • Chairman of the Board, President, Russell Investments Financial Services, LLC (“RIFIS”) • Chairman of the Board, Russell Investments Fund Services, LLC (“RIFUS”) • Director, RIM • From 2015-2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor • From 2008-2015, Head of Intermediary Distribution, Voya Investment Management	43	• None
*	Each Trustee is subject to mandatory retirement at age 75.
#	Mr. Spina is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Lead Independent Director, Avista Corp. (electric utilities) • Until May 2017, Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 2014, Director, Ecova (total energy and sustainability management) • Until December 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company)	43	• Lead Independent Director, Avista Corp (electric utilities)
• Until May 2017, Director, Avista Corp (electric utilities)
• Until June 2014, Director, Ecova (total energy and sustainability management)
• Until December 2013, Trustee, Principal Investors Funds (investment company)
• Until December 2013, Trustee, Principal Variable Contracts Funds (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Audit Committee since 2017	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	43	• Trustee and Chairperson of Select Sector SPDR Funds (investment company)
• From August 2012 through May 2016, Trustee, ALPS Series Trust (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company)	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
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*	Each Trustee is subject to mandatory retirement at age 75.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, RIM	43	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Mark Spina Born June 8, 1970 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2017	Until successor is chosen and qualified by Trustees	• President and Chief Executive Officer, RIC and RIF
• Chairman of the Board, President, RIFIS
• Chairman of the Board, RIFUS
• Director, RIM
• From 2015 to 2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor
• From 2008 to 2015, Head of Intermediary Distribution, Voya Investment Management
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RIFUS • 2011 to 2016, Chief Compliance Officer, U.S. One, LLC
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer, Chief Accounting Officer and Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees	• Global Head of Fund Services, Russell Investments
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
• Director and President, RIFUS
• Director, RIM, Russell Investments Trust Company (“RITC”) and RIFIS
• President and Chief Executive Officer, RIC and RIF, June 2016 to June 2017
• October 2011 to December 2013, Head of North America Operations, Russell Investments
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2018	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC and RIF
• Chief Executive Officer, Asia Pacific, Russell Investments
• Chief Investment Officer and Managing Director, Russell Investments, January 2008 to September 2013
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, RIC and RIF • Assistant Secretary, U.S. One, LLC
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Trustee Compensation Table
For The Fiscal Year Ended October 31, 2017
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Mark Spina*	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$176,176	$0	$0	$191,000
Kristianne Blake	$253,850	$0	$0	$275,250
Cheryl Burgermeister	$187,697	$0	$0	$203,500
Daniel P. Connealy#	$124,557	$0	$0	$135,000
Katherine W. Krysty	$172,945	$0	$0	$187,500
Raymond P. Tennison, Jr.	$187,239	$0	$0	$203,000
Jack R. Thompson	$186,775	$0	$0	$202,500
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.
# Effective June 30, 2018, Mr. Connealy retired from the Board and no longer serves as a Trustee of the Trust.
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Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2017
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND			AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEES
Mark Spina*	None	None		None
INDEPENDENT TRUSTEES
Thaddas L. Alston	Conservative Strategy Fund	Over $100,000		Over $100,000
	Balanced Strategy Fund	$10,001-$50,000
Kristianne Blake	None	None		Over $100,000
Cheryl Burgermeister	None	None		Over $100,000
Daniel P. Connealy#	None	None		Over $100,000
Katherine W. Krysty	None	None		$50,001-$100,000
Raymond P. Tennison, Jr.	None	None		Over $100,000
Jack R. Thompson	None	None		Over $100,000
TRUSTEE EMERITUS
George F. Russell, Jr.	None	None	None
* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.
# Effective June 30, 2018, Mr. Connealy retired from the Board and no longer serves as a Trustee of the Trust.
Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management, LLC
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC
Money Managers for the Underlying Funds	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Investments Financial Services, LLC
The Trustees, on behalf of RIC, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of RIC and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds' investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2017, managed over $40.2 billion in 43 mutual fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA
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Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Members of Russell Investments’ management also hold minority, non-controlling positions in Russell Investments Group, Ltd.
Because RIM’s profitability on the Underlying Funds varies from fund to fund, in determining the allocation of each Fund among the Underlying Funds, RIM may have a conflict of interest. It is the policy of RIM to manage each Fund and each Underlying Fund in the best interests of its shareholders. To this end, RIM requires that an investment recommendation by a portfolio manager be reviewed and approved by Russell Investments’ Investment Strategy Committee based on the recommendation’s investment merits.
The assets of the Funds are invested principally in shares of the Underlying Funds.  In addition to investing in the Underlying Funds, RIM may seek to actively manage a Fund’s overall exposures by investing in derivatives, including futures, options, forwards and swaps, that RIM believes will achieve the desired exposures for the Fund.
For all Underlying Funds other than the Multifactor U.S. Equity and Multifactor International Equity Funds, subject to the approval of the Underlying Funds’ Board, RIM selects, oversees and evaluates the performance results of the Underlying Funds’ money managers and allocates a portion of Underlying Fund assets among multiple money manager investment strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Underlying Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for an Underlying Fund or (3) both a discretionary and non-discretionary assignment.  RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages Underlying Fund assets not allocated to money manager strategies. RIM also manages the portion of Underlying Fund assets for which an Underlying Fund's non-discretionary money managers provide model portfolios to RIM and each Underlying Fund’s cash balances. RIM may also manage portions of an Underlying Fund during transitions between money managers. RIM, as agent for RIC, pays the money managers’ fees for the Underlying Funds, as a fiduciary for the Underlying Funds, out of the advisory fee paid by the Underlying Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
Each of the Funds pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of  each of the Funds:
Fund	Asset Level	Fee
Conservative Strategy Fund	All assets	0.20%
Balanced Strategy Fund	All assets	0.20%
Moderate Strategy Fund	All assets	0.20%
Growth Strategy Fund	All assets	0.20%
Equity Growth Strategy Fund	All assets	0.20%
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2017, 2016 and 2015, respectively:
Funds	10/31/17	10/31/16	10/31/15
Conservative Strategy Fund	$ 640,892	$ 767,347	$ 975,877
Moderate Strategy Fund	1,065,084	1,246,926	1,560,831
Balanced Strategy Fund	4,578,358	5,270,622	6,640,929
Growth Strategy Fund	3,055,801	3,382,754	4,208,782
Equity Growth Strategy Fund	1,292,545	1,395,264	1,730,130
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.
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Current Waivers:
Until February 28, 2019, RIM has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Funds on an annual basis. Direct fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.
Past Waivers:
For the Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, RIM contractually agreed, from March 1, 2010 until February 28, 2018, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Funds for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of that Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds.
For the fiscal years ended October 31, 2017, 2016 and 2015, respectively, RIM waived and/or reimbursed fees in the following amounts for the Funds: Conservative Strategy Fund: $671,704, $749,438 and $888,781; Moderate Strategy Fund: $1,012,960, $1,093,757 and $1,292,408; Balanced Strategy Fund: $3,574,095, $3,972,666 and $4,870,877; Growth Strategy Fund: $2,480,833, $2,627,118 and $3,216,866; Equity Growth Strategy Fund: $1,190,164, $1,207,950 and $1,376,598.
Each Fund will indirectly bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests. For information on the advisory fees the Underlying Funds paid to RIM for the fiscal years ended October 31, 2017, 2016 and 2015, please see the Underlying Funds’ SAIs.
From its advisory fees, RIM, as agent for RIC, pays all fees to the money managers of the Underlying Funds for their investment advisory services. For information regarding the fees paid to the money managers of the Underlying Funds for the fiscal years ended October 31, 2017, 2016 and 2015, please see the Underlying Funds’ SAIs.
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like RIFIS (the Funds' distributor), is a wholly-owned subsidiary of RIM (the Funds' adviser).
Each of the Funds pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of  each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.0425% of the average daily net asset value of each Fund.
Each Fund invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
The Funds paid RIFUS the following administrative fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2017, 2016 and 2015, respectively.
Funds	10/31/17	10/31/16	10/31/15
Conservative Strategy Fund	$136,190	$ 163,061	$ 207,375
Moderate Strategy Fund	226,330	264,972	331,677
Balanced Strategy Fund	972,901	1,120,007	1,411,197
Growth Strategy Fund	649,358	718,835	894,366
Equity Growth Strategy Fund	274,665	296,495	367,652
The following paragraphs list the current waivers for the Funds and those that were in effect during the last three fiscal years.
Current Waivers:
There are no current administrative fee waivers for the Funds.
Past Waivers:
There were no past administrative fee waivers for the Funds for the fiscal years ended October 31, 2017, 2016 and 2015.
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Each of the Funds will indirectly bear its proportionate share of the administrative fees paid by the Underlying Funds in which it invests. For information on the administrative fees paid to RIFUS by the Underlying Funds for the fiscal years ended October 31, 2017, 2016 and 2015, please see the Underlying Funds’ SAIs.
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the RIC Funds and Underlying Funds, oversee the Funds' and Underlying Funds' asset allocations and have primary responsibility for the management of the RIC Funds  and Underlying Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash or awarded as part of an equity incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the RIC Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
•	Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund.  The RIM Manager does not choose the peer group.  With the exception of the Equity Growth Strategy Fund, the peer group assigned by senior management matches the assigned Morningstar peer group for the Fund.
Performance is generally assessed relative to the Fund’s Morningstar peer group.
Fund weightings for each RIM Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
The peer groups used to evaluate the performance of the Funds are as follows:
Conservative Strategy Fund	Morningstar Allocation 15-30% Equity
Moderate Strategy Fund	Morningstar Allocation 30-50% Equity
Balanced Strategy Fund	Morningstar Allocation 50-70% Equity
Growth Strategy Fund	Morningstar Allocation 70-85% Equity
Equity Growth Strategy Fund	Morningstar Allocation 85+% Equity
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIM asset class CIOs. Russell Investments’ compensation committee approves salaries and annual incentive awards after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments Board’s discretion and not based on a static formula.
The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually.
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RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.
Equity Securities Beneficially Owned By Rim Managers In The FundS
They Manage For The Fiscal Year Ended October 31, 2017
RIM MANAGERS OF THE FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND MANAGED BY THE RIM MANAGER
Rob Balkema	$1-$10,000	Conservative Strategy Fund
	$1-$10,000	Moderate Strategy Fund
	$1-$10,000	Balanced Strategy Fund
	$10,001-$50,000	Growth Strategy Fund
	$1-$10,000	Equity Growth Strategy Fund
Brian Meath	None	Conservative Strategy Fund
	None	Moderate Strategy Fund
	None	Balanced Strategy Fund
	$1-$10,000	Growth Strategy Fund
	None	Equity Growth Strategy Fund

RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting Underlying Fund money managers or Underlying Funds for the Funds to invest in to fulfill those needs. Specifically, RIM Managers make money manager or Underlying Fund selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers of Underlying Funds utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage. RIM Managers of funds of funds utilize Russell Investments' proprietary capital markets research and portfolio strategy analysis to assist in determining the Underlying Funds in which to invest and the asset allocations of the Funds to meet the unique investment needs of the various funds they manage.
At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection for the Underlying Funds and asset allocation for the funds of funds.  For RIM managers of Underlying Funds it includes the hiring, termination and retention of money managers.  For fund of funds asset allocations, this process includes defining a fund's objective and determining appropriate ways to measure performance. This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the asset class CIOs who are responsible for monitoring the portfolio management duties performed within their specific asset class.
Occasionally, a particular money manager for an Underlying Fund may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the asset class CIO and the ISC must review and ratify the recommendations.
OTHER ACCOUNTS MANAGED BY RIM MANAGERS
AND ASSETS UNDER MANAGEMENT IN THE ACCOUNTS
AS OF October 31, 2017
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Rob Balkema	6	$3,615	17	$10,425	2	$3,044	$17,084
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RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Brian Meath	6	$3,615	17	$10,425	2	$3,044	$17,084
None of the above Other Accounts Managed by RIM Managers has an advisory fee based on the performance of the account.
Further information on the RIM Managers of the Underlying Funds is available in the Underlying Funds’ respective SAIs.
MONEY MANAGERS.
The Underlying Funds’ money managers are not affiliates of RIC or RIM, other than as discretionary or non-discretionary managers for a portion of an Underlying Fund's portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, other consulting clients of RIM, other offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fees received from the Underlying Funds, RIM, as agent for RIC, pays all fees to the money managers for their investment selection services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets with respect to which the money manager provides its services. For information regarding fees paid to the money managers of the Underlying Funds for the fiscal years ended October 31, 2017, 2016 and 2015, please see the Underlying Funds' SAI.
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds' and Underlying Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund and Underlying Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain classes of RIC. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds. Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC. The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and all of the front-end sales charge imposed on Class T Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A and Class T Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A and Class T Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
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TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
RIFUS has contractually agreed to waive, through February 28, 2019, a portion of its transfer agency fees for certain classes of certain Funds as set forth below:
Fund and Class	Amount Waived
Conservative Strategy Fund - Class E, S & T	0.02%
Conservative Strategy Fund - Class M	0.10%
Conservative Strategy Fund - Class R1, R4, R5	0.15%
Moderate Strategy Fund - Class A, C, R1, R4, R5 & T	0.08%
Moderate Strategy Fund - Class M	0.10%
Balanced Strategy Fund - Class A, C, M & T	0.10%
Balanced Strategy Fund - Class R1, R4 & R5	0.06%
Growth Strategy Fund - Class R1, R4 & R5	0.05%
Growth Strategy Fund - Class M	0.10%
Equity Growth Strategy Fund - Class R1, R4 & R5	0.08%
Equity Growth Strategy Fund - Class M	0.10%
RIFUS has contractually agreed to waive, through February 29, 2020, a portion of its transfer agency fees for certain classes of certain Funds as set forth below.
Fund and Class	Amount Waived
Conservative Strategy Fund - Class A & C	0.05%
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds and Underlying Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
RIC, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund and Underlying Fund's shareholders, as applicable. The codes of ethics are designed to prevent affiliated persons of RIC, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds or Underlying Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund or an Underlying Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with RIC or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
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PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each  Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.
For each Multiple Class Fund offering Class A, Class T, Class C, or Class R5 Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A, Class T, Class C and Class R5 Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A, Class T, Class C, or Class R5 Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Multiple Class Fund offering Class A, Class T, Class C, or Class R5 Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A, Class T, Class C and Class R5 Shares for any activities or expenses primarily intended to result in the sale of Class A, Class T, Class C and Class R5 Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the
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Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
Under the Distribution Plan, the following Multiple Class Funds’ Class A, Class C, Class R5 and Class T Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2017, 2016 and 2015 (these amounts were for compensation to dealers):
Funds	Class A 10/31/17	Class C 10/31/17	Class R5 10/31/17	Class T 10/31/17*
Conservative Strategy Fund	$ 205,847	$1,083,090	$ 32,923	N/A
Moderate Strategy Fund	433,256	1,526,187	39,618	N/A
Balanced Strategy Fund	1,959,908	6,354,905	164,623	$ 101
Growth Strategy Fund	1,459,927	3,949,710	129,751	101
Equity Growth Strategy Fund	479,926	1,778,671	53,451	102

Funds	Class A 10/31/16	Class C 10/31/16	Class R5 10/31/16	Class T 10/31/16*
Conservative Strategy Fund	$ 237,539	$1,283,839	$ 41,281	N/A
Moderate Strategy Fund	471,776	1,806,508	51,014	N/A
Balanced Strategy Fund	2,096,630	7,374,583	203,534	N/A
Growth Strategy Fund	1,522,408	4,436,440	143,905	N/A
Equity Growth Strategy Fund	469,840	1,921,641	61,904	N/A

Funds	Class A 10/31/15	Class C 10/31/15	Class R5 10/31/15	Class T 10/31/15*
Conservative Strategy Fund	$ 285,400	$1,510,654	$ 60,418	N/A
Moderate Strategy Fund	543,563	2,162,973	74,162	N/A
Balanced Strategy Fund	2,508,718	8,886,480	301,494	N/A
Growth Strategy Fund	1,805,607	5,346,705	195,056	N/A
Equity Growth Strategy Fund	557,146	2,303,776	101,835	N/A
*	Class T Shares of the Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds commenced operations on June 8, 2017. As of October 31, 2017, Class T Shares of the Conservative Strategy and Moderate Strategy Funds had not yet commenced operations.
Under the Distribution Plan for Class R4, Class R5 and Class T Shares, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class R4, Class R5 or Class T Shares offering such Shares for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class R4, Class R5 or Class T Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class R4, Class R5 or Class T Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
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SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C or Class E Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C or Class E Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.
Under the Service Plan, the following Multiple Class Funds’ Class C, Class E, Class R4 and Class R5 Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2017:
Funds	Class C	Class E	Class R4	Class R5
Conservative Strategy Fund	$ 361,030	$30,043	$ 37,818	$ 32,923
Moderate Strategy Fund	$ 508,729	$18,007	$ 57,652	$ 39,618
Balanced Strategy Fund	$2,118,302	$45,072	$214,750	$164,623
Growth Strategy Fund	$1,316,570	$39,240	$194,556	$129,751
Equity Growth Strategy Fund	$ 592,891	$10,010	$ 69,984	$ 53,451
SECURITIES LENDING
Certain Underlying Funds may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Underlying Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, an Underlying Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Underlying Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Underlying Fund. Voting rights may pass with the lending. An Underlying Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by an Underlying Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of an Underlying Fund’s dividends received by an Underlying Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, an Underlying Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If an Underlying Fund is not able to recover the securities lent, an Underlying Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
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Each Underlying Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities. Any remaining income is divided between the Underlying Fund and the unaffiliated securities lending agent, Goldman Sachs Agency Lending (“GSAL”).
As securities lending agent for the Underlying Funds, GSAL administers the Underlying Funds’ securities lending program. In this capacity, GSAL performs a variety of services. These services include arranging the securities loans with approved borrowers, collecting collateral intended to secure the obligations of each borrower and marking to market daily the value of loaned securities, negotiating borrower and loan agreements, reviewing and monitoring borrower creditworthiness, instructing the Underlying Funds’ custodian with respect to the Underlying Funds’ securities lending activities, performing reconciliation with the borrowers and custodian, overseeing loan terminations and recalls, corporate action monitoring and performance and oversight reporting. If a borrower defaults on a loan, GSAL is authorized to exercise contractual remedies as securities lending agent to the applicable Underlying Fund and has agreed to indemnify the Underlying Funds for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment.
The U.S. Defensive Equity Fund, U.S. Dynamic Equity Fund and U.S. Small Cap Equity Fund may participate in a reciprocal lending program with State Street Bank and Trust Company (“State Street”) through which each Fund is permitted to use cash collateral received in connection with certain securities lending activities to finance the Fund’s short selling activity. Such arrangements subject these Funds to the risk that the counterparty holding the cash collateral may fail to return it promptly.
An Underlying Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, an Underlying Fund must immediately pay the amount of the shortfall to the borrower.
No Underlying Fund may lend portfolio securities in an amount that exceeds 33 1⁄3% of total fund assets.
For information regarding income and fees related to the securities lending activities of participating Underlying Funds for the fiscal year ended October 31, 2017, please see the Underlying Funds' SAIs.
UNDERLYING FUND EXPENSES.
The Underlying Funds will pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Underlying Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Underlying Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Underlying Fund or class of Shares, the expense is charged to that Underlying Fund or class of Shares. Common expenses are allocated among the RIC Underlying Funds based primarily upon their relative net assets.
FUND OPERATING EXPENSES.
As a shareholder of the Underlying Funds, each Fund indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. RIM has agreed to assume the responsibility of payment for all Fund operating expenses other than Rule 12b-1 distribution fees, shareholder servicing fees, non-recurring expenses and extraordinary expenses. If this arrangement is discontinued, Fund expenses may increase.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of Shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of Shares, net income per share, dividends per share and net asset value per share will vary for each class of Shares. There are no conversion, preemptive or other subscription rights.
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Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
Class A Shares
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. You pay a lower front-end sales charge as the size of your investment increases to certain levels. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more (Class A Shares). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds' Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class T Shares
Class T Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. Front-end sales charges are assessed on a per-transaction basis. You pay a lower front-end sales charge as the size of your transaction increases to certain levels. The Funds receive the entire net asset value of all Class T Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Front-End Sales Charge for Class T Shares
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

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Class C Shares
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds' Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class E Shares
Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them.
Class M, P, R1 and S Shares
Financial Intermediaries will receive no shareholder services or distribution fees for Class M, Class P, Class R1 or Class S Shares.
Class R4 Shares
Financial Intermediaries that sell Class R4 shares will receive the shareholder services fee payable under the Funds’ distribution plan at an annual rate equal to 0.25% of the average daily net assets represented by Class R4 shares sold by them.
Class R5 Shares
Financial Intermediaries that sell Class R5 shares will receive the shareholder services fee payable under the Funds’ distribution plan at an annual rate equal to 0.25% of the average daily net assets represented by Class R5 shares sold by them and the distribution fee payable under the Funds’ distribution plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class R5 shares sold by them.
Class E and S Shares
Class E and S Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class E or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP-IRAs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds' Distributor to sell such Class E or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class M Shares
Class M Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class M Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or
(2)	current and retired registered representatives of broker-dealers having sales agreements with the Funds' Distributor to sell such Class M Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
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In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms that provide limited services to shareholders and charge a transaction fee to shareholders for transactions in Shares of the Funds.
Class P Shares
Class P Shares are available for purchase through certain Financial Intermediaries that have agreements with the Funds’ Distributor to offer Class P Shares. Such Financial Intermediaries may include broker-dealers as well as Financial Intermediaries who charge an advisory fee or other similar fee for their services. A shareholder purchasing Class P Shares through a broker-dealer may be required to pay a commission and/or other forms of compensation to the broker-dealer. Please contact your Financial Intermediary to determine whether your Financial Intermediary offers Class P Shares and to obtain additional information regarding any commissions or other forms of compensation associated with the purchase of Class P Shares.
Class R1, R4 and R5 Shares
Class R1, Class R4 and Class R5 Shares are only available to (1) employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants, (2) 401k rollover accounts investing through recordkeeping platforms where the platform has a sales agreement with the Funds’ distributor to sell Class R1, Class R4 or Class R5 Shares and consolidates and holds all Fund Shares in omnibus accounts on behalf of shareholders or (3) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from the Securities Act of 1933, as amended (“Securities Act”). Class R1, Class R4 and Class R5 Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
The Funds' Distributor reserves the right to move a shareholder from a Share Class of a Fund that pays 12b-1 fees to a Share Class of the same Fund that does not pay 12b-1 fees if such shareholder no longer has a relationship with a Financial Intermediary and holds Fund Shares directly with the Funds' Transfer Agent. For cost basis reporting to the IRS, the Funds' Transfer Agent will treat the exchange as a non-taxable event and will carry any cost basis the Transfer Agent is tracking for the shareholder to the new Share Class.
Converting from Class E, Class M or Class S to Class A Shares
Depending upon the policies and operational capabilities of your Financial Intermediary, you may convert Class E, Class M or Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) to Class A Shares without the incurrence of a front-end sales charge if you are leaving or have left the fee-based program.  Depending upon the policies and operational capabilities of your Financial Intermediary, if you have already redeemed your Class E, Class M or Class S Shares, the foregoing requirements apply and you must purchase Class A Shares within 90 days after redeeming your Class E, Class M or Class S Shares to receive the Class A Shares without paying a front-end sales charge. Any investments of Class A Shares that are not part of the Class E, Class M or Class S Share redemption proceeds are subject to a front-end sales charge.  RIFUS believes that a conversion between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
There is currently no required minimum initial investment for Shares of the Funds. However, each Fund reserves the right to close any account whose balance falls below $500.
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Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
If you hold shares directly with the Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to your uncashed checks, the Funds may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.
VALUATION OF FUND SHARES.
The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value the Shares of the Underlying Funds at the current net asset value per share of each Underlying Fund.
The Funds and Underlying Funds value portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds and Underlying Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RIFUS, RIFUS’s Oversight Committee and the Funds' and Underlying Funds’ custodian. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds and Underlying Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost
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method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund or an Underlying Fund would receive if it sold the instrument.
If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund or an Underlying Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund or Underlying Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' and Underlying Funds’ net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund and Underlying Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund and Underlying Fund (and each Fund which invests in such Underlying Fund) when the Fund or Underlying Fund deems that the particular event or circumstance would materially affect such Fund or Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATES OF THE FUNDS.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities, including Underlying Fund Shares, for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures and forward contracts, are excluded. The Funds will purchase or sell Underlying Fund Shares to: (i) accommodate purchases and sales of each Fund’s Shares; (ii) change the percentages of each Fund’s assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund’s assets among the Underlying Funds generally within the percentage limits described in the Prospectus.
The portfolio turnover rates for the fiscal years ended October 31, 2017 and 2016 for each Fund were:
Funds	10/31/17	10/31/16
Conservative Strategy Fund	19%	18%
Moderate Strategy Fund	13%	34%
Balanced Strategy Fund	33%	16%
Growth Strategy Fund	23%	14%
Equity Growth Strategy Fund	26%	16%
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s or an Underlying Fund’s portfolio securities (see “Taxes”).
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DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, https://russellinvestments.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website no later than 15 calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds' website a statement relating to such event which may include information regarding the Funds' portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
Non-Public Disclosures of Portfolio Holdings Information
RIM and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds' portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Brown Brothers Harriman, Bloomberg AIM, Bloomberg Portfolio, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Advent Software, Inc., Moody’s Analytics Knowledge Services, Genpact, RiskMetrics, Hexaware, SS&C, Electra Information Systems and Fund Assist provide such services to RIM and the money managers and as such may receive monthly, weekly or daily portfolio holdings. RIM and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, the Funds' custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, PricewaterhouseCoopers LLP and CloudMargin provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services, audit services and collateral management, respectively, to RIM, RIFUS or the Funds. CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Funds provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds' shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
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No compensation or other consideration is paid to the Funds, RIM or the money managers for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds' portfolio holdings made in accordance with these procedures is authorized by the Funds' Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds' Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds' Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Funds invest principally in the Underlying Funds. Each Fund will vote in the same manner and proportion as the votes cast by other shareholders of the Underlying Funds in which the Fund invests.  In the event that an Underlying Fund’s only shareholders are the Funds or RIF funds-of-funds, each Fund will vote pursuant to the recommendation of the Proxy Administrator (as defined below).
The Board has delegated to RIM, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIM has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIM has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds and Underlying Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds or Underlying Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
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•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regard to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at https://russellinvestments.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made by RIM with respect to the Funds and either by the money manager of the Underlying Fund or by RIM with respect to the Underlying Funds. RIC's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's Board-approved policies and procedures.
A money manager may effect portfolio transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the money manager or RIM, including Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and investment adviser and an affiliate of RIM, as well as with brokers affiliated with other money managers. RIM effects certain portfolio transactions for the Funds and certain Underlying Funds through RIIS.
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RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. For the Funds, trades placed through RIIS and its independent brokers are made to execute portfolio securities transactions for the portion of each Fund’s assets that RIM determines not to allocate to the Underlying Funds, including assets RIM may manage to seek to actively manage the Fund’s overall exposures and for each Fund’s cash reserves. For the Underlying Funds, except the Multifactor U.S. Equity and Multifactor International Equity Funds, trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions for the Underlying Funds, (ii) to execute portfolio securities transactions for the portion of each Underlying Fund’s assets that RIM determines not to allocate to money manager strategies, (iii) to execute portfolio securities transactions for the portion of an Underlying Fund's assets that RIM manages based upon model portfolios provided by the Underlying Fund's non-discretionary managers or (iv) to execute a money manager’s portfolio securities transactions for the segment of an Underlying Fund’s portfolio assigned to the money manager. RIM has authorized RIIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Funds and Underlying Funds. In connection with these transactions, RIIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on behalf of the Funds and Underlying Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Funds and Underlying Funds as such counterparties may reasonably request.
In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
Certain Underlying Funds will effect transactions through Cowen Execution Services (“Cowen”) and its global network of unaffiliated correspondent brokers, as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. Trades placed through Cowen, SSGM and their correspondents are used (i) to obtain research services for RIM to assist RIM in its investment decision-making process in its capacity as Advisor to the Underlying Funds or (ii) to generate commission rebates to the Underlying Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIM or to generate commission rebates to the Underlying Funds, the Underlying Funds’ money managers are requested to, and RIM may with respect to transactions it places, effect transactions with or through Cowen, SSGM and their correspondents or other brokers only to the extent that the money managers or RIM believe that the Underlying Funds will receive best execution. In addition, RIM recommends targets for the amount of trading that money managers direct though Cowen and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIM by Cowen, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIM may benefit the particular Underlying Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIM or its affiliates. Similarly, the Underlying Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIM are approved and monitored by a Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIM using soft commissions generated by funds managed by RIM or its affiliates, including the Underlying Funds.
Cowen, SSGM or other brokers may also rebate to the Underlying Funds a portion of commissions earned on certain trading by the Underlying Funds through Cowen, SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Underlying Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIM’s research needs have been met.
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Cowen and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIM or commission recapture to the Underlying Funds. Trades through Cowen, SSGM and their correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Underlying Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
Additionally, a money manager may independently effect transactions through Cowen, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Underlying Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Underlying Funds may benefit from research services provided with respect to trading by those other funds and clients.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended October 31, 2017, 2016 and 2015, the Funds did not pay any brokerage commissions.
The Funds did not have any affiliated brokerage transactions (relating to trading activity) during the fiscal year ended October 31, 2017.
During the Funds’ fiscal year ended October 31, 2017, the Funds did not purchase securities issued by regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act.
For information regarding brokerage commissions and activities for the Underlying Funds, please see the Underlying Funds’ SAIs.
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Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions. For information regarding the fundamental investment restrictions of the Underlying Funds, please see the Underlying Funds' SAIs.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
Because of their investment objectives and policies, investments of the Funds will be concentrated in shares of the Underlying Funds and, therefore, in the mutual fund industry. In accordance with the Fund's investment policies set forth in the Fund’s respective Prospectus, each of the Funds may invest in the Underlying Funds without limitation as to concentration. However, each of the Underlying Funds in which each Fund may invest (other than the Global Real Estate Securities Fund) will not purchase securities if, as a result of such purchase, the Underlying Fund’s investments would be concentrated within the meaning of the 1940 Act.
The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that a Fund may invest in the Global Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges,
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(b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries.
With regard to investment restriction 1, above, the statement that the Funds will be concentrated in the mutual fund industry means that the Funds will principally invest in shares of other mutual funds. In accordance with each Fund's investment program as set forth in the applicable Prospectus, a Fund may invest more than 25% of its assets in any one Underlying Fund.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds' industry concentration restrictions.
Each Fund will also not be concentrated, within the meaning of the 1940 Act, in securities of issuers of a particular industry or group of industries, if the portfolio securities of the Underlying Funds were deemed to be owned directly by the Fund rather than the Underlying Fund.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1⁄3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
The Funds do not invest in repurchase agreements.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1⁄3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1⁄3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
For the Underlying Funds’ investment restrictions, please see the Underlying Funds’ SAIs.
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INVESTMENT POLICIES
The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The investment objective and principal investment strategies for each Underlying Fund are provided in their respective Prospectuses. The following discussion describes certain investment strategies that the Funds and Underlying Funds may pursue and certain types of instruments in which the Funds and Underlying Funds may invest. The Funds and Underlying Funds may not invest in all of the instruments listed below. The Funds and Underlying Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund and Underlying Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Multifactor U.S. Equity, U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Small Cap Equity, Multifactor International Equity, Global Equity, Emerging Markets, Commodity Strategies, Global Infrastructure and Global Real Estate Securities Funds are referred to collectively as the “Underlying Equity Funds.”
The Global Opportunistic Credit, Unconstrained Total Return, Strategic Bond, Investment Grade Bond and Short Duration Bond Funds are referred to collectively as the “Underlying Fixed Income Funds.”
The Multi-Strategy Income Fund is considered both an “Underlying Equity Fund” and an “Underlying Fixed Income Fund.”
Investment Strategies and Portfolio Instruments.
Each Fund's and Underlying Fund’s principal and certain non-principal investment strategies and the related risks are described in the relevant Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the relevant Fund's Prospectus, is a non-principal strategy and risk of the Fund or Underlying Fund.
Cash Reserves and Being Fully Invested. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect an Underlying Fund’s performance since securities are sold for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Underlying Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Underlying Fund’s cash reserves to seek to achieve the desired exposures for the Underlying Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. An Underlying Fund may hold additional cash in connection with its investment strategy. The Funds may hold cash in connection with their investments in derivatives.
The Funds and Underlying Funds, except the Commodity Strategies Fund, usually, but not always, expose all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Fund or Underlying Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Underlying Fund’s benchmark and RIM may use the cash equitization process to manage Fund or Underlying Fund exposures. RIM may not equitize all or a portion of the Fund's or Underlying Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  In addition, for the Unconstrained Total Return, Investment Grade Bond, Strategic Bond and Short Duration Bond Funds, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years for the Unconstrained Total Return, Investment Grade Bond and Strategic Bond Funds, and average portfolio duration of approximately two years and individual effective maturities of up to six years for the Short Duration Bond Fund, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
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The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Commodity-Linked Derivatives. The Commodity Strategies and Multi-Strategy Income Funds may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that commodity-linked derivative investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
In selecting investments for the Underlying Funds' portfolios, RIM and the money managers evaluate the merits of commodity-linked derivative instruments based upon such factors as the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.
Each Underlying Fund's primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. Some of these investments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, commodity index, commodity futures or option contract, index or other readily measurable economic variable. Each Underlying Fund may invest in these instruments directly and the Commodity Strategies Fund may invest in these instruments indirectly through investments in its Subsidiary, a wholly owned subsidiary of the Underlying Fund formed in the Cayman Islands.
Principal Protection. The Commodity Strategies and Multi-Strategy Income Funds may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Underlying Fund will receive at maturity the face or stated value of the note.
With a principal protected commodity-linked instrument, an Underlying Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. RIM or a money manager’s decision on whether to use principal protection depends in part on the cost of the protection. In deciding to purchase a note without principal protection, RIM or a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variables over the term of the note, the cost of the note, and any other economic factors that RIM or the money manager believes are relevant. The Underlying Funds will limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.
With full principal protection, the Underlying Funds will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.
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Each Underlying Fund may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Underlying Funds may invest in may have no principal protection and the instrument could lose all of its value.
The Underlying Funds do not currently expect to invest more than 25% of their total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Underlying Funds do not currently intend to invest more than 10% of their total assets in notes that mature in more than 19 months.
Hedging Strategies. Financial futures contracts may be used by the Funds and Underlying Funds during or in anticipation of adverse market events such as interest rate changes for the Funds and Underlying Fixed Income Funds or declining equity prices for the Funds and Underlying Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's or an Underlying Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's or Underlying Fund's securities by enabling the Fund or Underlying Fund to repurchase the futures contract at a lower price to close out the position.
The Underlying Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund or an Underlying Fund to be unable to close out the futures contract thereby affecting the Fund's or Underlying Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's or an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Illiquid and Restricted Securities. No more than 15% of an Underlying Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the Underlying Funds has adopted procedures to permit each Underlying Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act; (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
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The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Underlying Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by an Underlying Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, an Underlying Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. An Underlying Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. An Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Underlying Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When effecting such transactions, liquid assets of the Underlying Fund, in a dollar amount sufficient to make payment for the portfolio securities to be purchased, will be segregated on the Underlying Fund's records at the trade date and maintained until the transaction is settled. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, certain Underlying Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Underlying Fund is made prior to the Underlying Fund’s receipt of cash payment therefor or the Underlying Fund’s payment of cash for portfolio securities occurs prior to the Underlying Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to an Underlying Fund if the other party to the “free trade” transaction fails to complete the transaction after an Underlying Fund has tendered cash payment or securities, as the case may be.
Investment Company Securities and Pooled Investment Vehicles. The Underlying Funds may invest in securities of other open-end or closed-end investment companies. If an Underlying Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Underlying Fund’s expenses (including operating expenses and the advisory fee paid by the Underlying Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Underlying Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Underlying Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500®, the NASDAQ 100, the ICE BofAML 1-3 Year U.S. Treasury Index or the Bloomberg Barclays Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give an Underlying Fund exposure to the securities comprising the index on which the ETF is based, and the Underlying Fund will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if an Underlying Fund invests in an ETF, an investor in the Underlying Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Underlying Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net
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asset value of the underlying portfolios. The Underlying Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Small Cap Equity and Commodity Strategies Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Underlying Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Fund replaces the borrowed security. The Underlying Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Underlying Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.
Although the Underlying Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Underlying Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Underlying Fund replaces a borrowed security in connection with a short sale, the Underlying Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at least equal the current market value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). These requirements may result in an Underlying Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in an Underlying Fund needing to sell holdings at a disadvantageous time to satisfy its obligations or to meet segregation requirements.
Each of the U.S. Defensive Equity Fund, U.S. Dynamic Equity Fund and U.S. Small Cap Equity Fund may also engage in short sale transactions that are effected through State Street and may deliver cash received in connection with its reciprocal lending activity to State Street as collateral to secure the short sale transactions. Participation in this program may subject each Fund to a heightened risk that State Street would fail to return the Fund’s cash collateral.
Short Sales “Against the Box.” The U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Small Cap Equity and Commodity Strategies Funds may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that the Underlying Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of the Underlying Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Underlying Fund does not intend to engage in short sales against the box for investment purposes. The Underlying Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Underlying Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Underlying Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Underlying Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.
Foreign Securities
Investment in Foreign Securities. The Underlying Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign
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securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that an Underlying Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Underlying Fund may tend to have a greater exposure to liquidity risk.
In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the European Union (the “EU”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiation on the terms of the withdrawal. There is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences, precise time frame and financial market reaction. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU.
Investment in Emerging Markets. Certain Underlying Equity Funds may invest in emerging markets stocks. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Underlying Funds. As a general rule, the Underlying Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Underlying Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Underlying Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Underlying Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
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Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, an Underlying Fund may have limited legal recourse against the issuer and/or guarantor.
Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of an Underlying Fund’s investments.
Privatizations. The Commodity Strategies and Multi-Strategy Income Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Underlying Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Underlying Fixed Income Funds and the Global Equity, Emerging Markets, Global Infrastructure and Multifactor International Equity Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. The Global Equity, Emerging Markets, Multifactor International Equity and Multi-Strategy Income Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
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Foreign Currency Exchange. Since the Underlying Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Underlying Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Underlying Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Underlying Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Underlying Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Underlying Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Investments in the People’s Republic of China. Certain Underlying Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Underlying Funds’ Prospectus. Investing in securities and instruments economically tied to the PRC subjects an Underlying Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets. In addition to these risks, investing in the PRC presents additional risks including, but not limited to, the following: (a) inefficiencies caused by erratic growth; (b) a lack of consistently-reliable economic data; (c) potentially high rates of inflation; (d) export and international trade dependency; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank; (i) the relatively small size and lack of operating history of many PRC companies; (j) a legal and regulatory framework for securities markets, custody arrangements and commerce that is in developing stages; and (k) uncertainty regarding the PRC government’s commitment to economic reforms.
The PRC is an emerging market, and certain factors, including increasing gaps between the rich and poor and the instability of existing political structures, may affect the country’s stability. Such factors could adversely affect an Underlying Fund investing in securities and instruments economically tied to the PRC. Additionally, favorable trends toward market and economic reform and the privatization and removal of trade barriers could be reversed by political uncertainty, political corruption and military intervention. Significant disruption to securities markets could result.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters, including droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. An Underlying Fund’s investment in the PRC is therefore subject to the risk of such natural disasters. Additionally, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to an Underlying Fund’s investments in the PRC.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect an Underlying Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on an
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Underlying Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
Investing through Stock Connect. Certain Underlying Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect an Underlying Fund’s investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude an Underlying Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to risks relating to applicable trading, clearance and settlement procedures that are untested in the PRC. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Because Stock Connect is in its early stages, additional developments are likely. It is unclear whether or how such developments may affect an Underlying Fund’s investments or returns. Additionally, the application and interpretation of the laws and regulations of Hong Kong and the PRC are uncertain, as are the rules, policies and guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program. These may have a negative impact on an Underlying Fund’s investments and returns.
Investing through Bond Connect. Certain Underlying Fixed Income Funds may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Underlying Funds) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when an Underlying Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In particular, since aspects of the settlement process for one of the principal Chinese bond clearinghouses, China Central Depository & Clearing Co., are not automated, there may be an increased risk of settlement delays and counterparty default.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Underlying Funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Bond Connect Securities, the law surrounding such rights and mechanisms available to enforce them are new and untested, posing additional risk. Further, the law surrounding beneficial ownership is likely to continue to evolve as courts develop the concept of beneficial ownership under Chinese law. Accordingly there is risk associated with an Underlying Fund’s ability to enforce its ownership rights in a Chinese court. Additionally, an Underlying Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
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Equity Securities
Common Stocks. The Underlying Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Underlying Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.  Please see the Underlying Funds' Prospectus for the risks associated with investments in securities of these capitalization sizes.
Preferred Stocks. The Underlying Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Underlying Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Underlying Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Underlying Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The Underlying Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, an Underlying Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of an Underlying Fund, hence worsening the Underlying Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Rights and Warrants. The Underlying Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Underlying Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.
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An Underlying Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. An Underlying Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through an Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Underlying Fund.
Depositary Receipts. The Underlying Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of an Underlying Fund’s investment policies, the Underlying Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Underlying Funds may invest in sponsored and unsponsored ADRs.
“Special Situation” Companies. The Commodity Strategies, Multi-Strategy Income, Multifactor U.S. Equity and Multifactor International Equity Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. An Underlying Fund believes, however, that if RIM or a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Underlying Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Master Limited Partnerships (“MLPs”). The Underlying Equity Funds and the Unconstrained Total Return Fund may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks
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associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from an Underlying Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Any return of capital distributions received from an MLP equity security may require an Underlying Fund to restate the character of distributions made by the Underlying Fund as well as amend any previously issued shareholder tax reporting information.
Debt Instruments and Money Market Instruments
To the extent an Underlying Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. An Underlying Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than an Underlying Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds and Underlying Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Underlying Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Underlying Funds may purchase U.S. government obligations on a forward commitment basis.
The Underlying Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Underlying Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Underlying Fixed Income Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which an Underlying Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by an Underlying Fund and is unrelated to the interest rate on the security. The securities acquired by an Underlying Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Underlying Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” an Underlying Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, an Underlying Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of
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the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by an Underlying Fund and not within its control and therefore the realization by the Underlying Fund on such collateral may be automatically stayed. It is possible that an Underlying Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements and Dollar Rolls. The Underlying Fixed Income Funds and Commodity Strategies Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby an Underlying Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Underlying Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Underlying Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of an Underlying Fund at least equal in value to the repurchase price, including any accrued interest, will be segregated on the Underlying Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. An Underlying Fund may lose money if the market value of the security transferred by the Underlying Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
The Underlying Fixed Income Funds and Commodity Strategies Fund may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, an Underlying Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
An Underlying Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets at least equal in value to the securities subject to repurchase by the Underlying Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on an Underlying Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an Underlying Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Underlying Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Underlying Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Underlying Fixed Income Funds and the Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. An Underlying Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
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Zero Coupon Securities. The Underlying Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Unconstrained Total Return, Commodity Strategies and Multi-Strategy Income Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in include the securities described below.
Reverse Mortgages. Certain Underlying Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. Certain Underlying Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest
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rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, an Underlying Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which an Underlying Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. An Underlying Fund may enter into TBA commitments to purchase securities and/or enter into
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TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. An Underlying Fund may also purchase or sell an option to buy or sell a TBA sale commitment. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by an Underlying Fund.
Risk Factors. The value of an Underlying Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, an Underlying Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying Fund’s portfolio at the time the Underlying Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by an Underlying Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a
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number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in an Underlying Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Underlying Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Underlying Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, an Underlying Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Underlying Fund.
Collateralized Loan Obligations. The Underlying Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several
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tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Underlying Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Underlying Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Underlying Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that an Underlying Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by an Underlying Fund may involve revolving credit facilities or other standby financing commitments which obligate an Underlying Fund to pay additional cash on a certain date or on demand. These commitments may require an Underlying Fund to increase its investment in a company at a time when that Underlying Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advance additional funds, it will at all times hold and segregate liquid assets in an amount sufficient to meet such commitments. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to an Underlying Fund, a reduction in the value of the loan and a potential decrease in an Underlying Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, an Underlying Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, an Underlying Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, an Underlying Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, an Underlying Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. An Underlying Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Underlying Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Underlying Fund relies on RIM's and/or the money manager(s)' research in an
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attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, an Underlying Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet an Underlying Fund’s redemption obligations for a period after the sale of the loans, and, as a result, an Underlying Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to an Underlying Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate an Underlying Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As an Underlying Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Underlying Fund amounts payable with respect to the loan and to enforce the Underlying Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Underlying Fund from receiving such amounts.
In purchasing loans or loan participations, an Underlying Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. Certain Underlying Fixed Income Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Underlying Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Underlying Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.
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High Yield Bonds. The Underlying Funds, except the Investment Grade Bond, Multifactor U.S. Equity and Multifactor International Equity Funds, may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are less liquid than higher rated securities.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, an Underlying Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Underlying Fund was investing only in investment grade securities.
Lowest Rated Investment Grade Securities. The Underlying Funds may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
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Auction Market and Remarketed Preferred Stock. The Underlying Fixed Income Funds and the Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Unconstrained Total Return, Commodity Strategies and Multi-Strategy Income Funds may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by an Underlying Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The Unconstrained Total Return, Commodity Strategies and Multi-Strategy Income Funds may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, an Underlying Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Underlying Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose an Underlying Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that an Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and an Underlying Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Unconstrained Total Return, Commodity Strategies and Multi-Strategy Income Funds' investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities
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can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, an Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. As a result, an Underlying Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If an Underlying Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If an Underlying Fund holds securities that are affected by a city’s bankruptcy filing, the Underlying Fund's investments in those securities may lose value, which could cause the Underlying Fund's performance to decline.
Municipal Obligations and Bonds. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports,
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pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including a multi-year trend of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In addition, Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. On May 3, 2017, Puerto Rico's oversight board filed a debt restructuring petition to restructure approximately $70 billion in central government debt. The restructuring process will give Puerto Rico the legal ability to impose losses on creditors. The specific results of the restructuring and its impact on creditors are uncertain. Restructuring of some or all of the Commonwealth’s debt, or further decline in market prices of Puerto Rico debt obligations, could have a negative impact on the marketability, liquidity or value of certain investments held by the Underlying Funds, which could reduce an Underlying Fund's performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
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Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of an Underlying Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by an Underlying Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives an Underlying Fund an undivided interest in the municipal obligation in the proportion that the Underlying Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for an Underlying Fund. An Underlying Fund has the right to sell
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the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Underlying Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Underlying Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by an Underlying Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. An Underlying Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. An Underlying Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Underlying Fund.
Puts, Stand-by Commitments and Demand Notes. The Underlying Fixed Income Funds may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Underlying Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Underlying Funds' credit quality requirements.
The Commodity Strategies and Underlying Fixed Income Funds may also invest in demand notes and the Underlying Fixed Income Funds may invest in variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Underlying Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Underlying Funds (usually not more than thirty days’ notice). The Underlying Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Underlying Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Underlying Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Underlying Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a
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specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.
The Underlying Fixed Income Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables an Underlying Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Underlying Funds that invest in these securities and may affect their share price.
Funding Agreements. The Underlying Fixed Income Funds and the Commodity Strategies Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by an Underlying Fund may be regarded as illiquid and therefore will be subject to the Underlying Fund’s limitation on illiquid investments.
Investment in a Subsidiary by the Commodity Strategies Fund
The Commodity Strategies Fund will invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investments in its Subsidiary are expected to provide the Underlying Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes-Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary of the Commodity Strategies Fund is managed by RIM and advised by the Underlying Fund’s money managers, and has the same investment objective as the Commodity Strategies Fund. The Subsidiary of the Commodity Strategies Fund may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them (unlike the Commodity Strategies Fund, which may not invest without limitation in such investments). However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as its Underlying Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures
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that are the same, in all material respects, as the policies and procedures adopted by its Underlying Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Underlying Fund is the sole shareholder of its Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
By investing in its Subsidiary, the Underlying Fund is indirectly exposed to the risks associated with its Subsidiary's investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Underlying Fund. Although the Underlying Fund may enter into commodity-linked derivative instruments directly, the Underlying Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that RIM or a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, an Underlying Fund’s investment in its Subsidiary will likely increase. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.
Subject to its investment management agreement with the Subsidiary, RIM may select money managers for the Subsidiary, allocate Subsidiary assets among money managers, oversee the money managers and evaluate their performance results. The Subsidiary’s money managers, if any, select the individual portfolio securities for the assets assigned to them. Neither RIM nor the money managers receive any additional compensation for doing so. The Subsidiary also has entered into an administration agreement with RIFUS, pursuant to which RIFUS provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Underlying Fund.
The Subsidiary is not registered under the 1940 Act, and, although the Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as its Underlying Fund, the Subsidiary is not subject to all the investor protection of the 1940 Act. However, the Underlying Fund wholly owns and controls its Subsidiary, and the Underlying Fund and its Subsidiary are managed by RIM, making it unlikely that the Subsidiary will take action contrary to the interests of its Underlying Fund and the Underlying Fund’s shareholders. The Underlying Fund's Board of Trustees has oversight responsibility for the investment activities of the Underlying Fund, including the Underlying Fund’s investment in its Subsidiary, and the Underlying Fund’s role as sole shareholder of its Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its Underlying Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or its Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Underlying Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds and Underlying Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds or Underlying Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund or an Underlying Fund to an obligation to another party. The Funds and Underlying Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options and Futures. The Funds and Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's or an Underlying Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds and Underlying Funds may also use those instruments, provided that their use is consistent with the Funds' or Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds or Underlying Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's or an Underlying Fund's permitted investment strategies).
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Options on Securities and Indexes. Each of the Funds and Underlying Funds may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's or an Underlying Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or an Underlying Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund or Underlying Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund or an Underlying Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund or an Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund or Underlying Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund or an Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
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A Fund or an Underlying Fund, except for the Unconstrained Total Return, Commodity Strategies and Multi-Strategy Income Funds, will write call options and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund or Underlying Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund or Underlying Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option that is not legally required to cash settle is covered if the Fund or Underlying Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the strike price of the put written, or (2) less than the strike price of the put written, provided the difference is maintained by the Fund or Underlying Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund or Underlying Fund segregates liquid assets in an amount at least equal in value to the Fund's or Underlying Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund or an Underlying Fund expires out of the money, the Fund or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital loss (long- or short-term depending on whether the Fund's or Underlying Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund or an Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund or Underlying Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund or Underlying Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Fund or Underlying Fund. The premium received for an option written by a Fund or an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund or an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund or Underlying Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund or an Underlying Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund or Underlying Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund or an Underlying Fund seeks to close out an option position. If a Fund or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
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As the writer of a covered call option, a Fund or an Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund or an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund or an Underlying Fund, the Fund or Underlying Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund or Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund or Underlying Fund is covered by an option on the same index purchased by the Fund or Underlying Fund, movements in the index may result in a loss to the Fund or Underlying Fund; however, such losses may be mitigated by changes in the value of the Fund's or Underlying Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund or an Underlying Fund may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's or an Underlying Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund or an Underlying Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund or an Underlying Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund or an Underlying Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since this conduct came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund or an Underlying Fund.
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A Fund or an Underlying Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's or Underlying Fund's securities or the price of the securities which the Fund or Underlying Fund intends to purchase. In addition, a Fund or an Underlying Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund or an Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund or an Underlying Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund or an Underlying Fund from liquidating an unfavorable position and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund or an Underlying Fund, the Fund or Underlying Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's or Underlying Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund or Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund or Underlying Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund or an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund or Underlying Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund or an Underlying Fund, but is instead a settlement between the Fund or Underlying Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund or Underlying Fund will mark-to-market its open futures positions.
A Fund or an Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund or Underlying Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund or Underlying Fund realizes a capital gain, or if it is more, the Fund or Underlying Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund or Underlying Fund realizes a capital gain, or if it is less, the Fund or Underlying Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
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Limitations on Use of Futures and Options on Futures Contracts.
A Fund or an Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund or an Underlying Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's or Underlying Fund's daily marked-to-market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund or an Underlying Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund or an Underlying Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Underlying Fund would treat the futures contract as being cash-settled for purposes of determining the Underlying Fund’s segregation requirements. A Fund or an Underlying Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds and Underlying Funds, other than the Commodity Strategies Fund, are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's or Underlying Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's or Underlying Fund's net assets, after taking into account unrealized profits and losses on those positions.  RIM is registered as a commodity pool operator with the CFTC with regard to the Commodity Strategies Fund.  Therefore, the Commodity Strategies Fund is not subject to the limitations on investments in futures, options and swaps discussed above.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund or an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund or an Underlying Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund or an Underlying Fund from liquidating an unfavorable position and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Funds or Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
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A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds or Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' or Underlying Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund or an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund or Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds or Underlying Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds or Underlying Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds or Underlying Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds or Underlying Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Fund's or Underlying Funds' investment objectives and strategies. The Funds or Underlying Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require the Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. In order to assure that a Fund's or an Underlying Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Funds or Underlying Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's or Underlying Fund's commitments with respect to these contracts. The Funds or Underlying Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds or Underlying Funds' portfolio securities are or are expected to be denominated. A Fund's or an Underlying Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund or an Underlying Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund or an Underlying Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds or Underlying Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' or Underlying Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund or an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund or Underlying Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's or Underlying Fund's entering into a forward contract for the sale of a
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currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund or Underlying Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund or an Underlying Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund or an Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds or Underlying Funds.
The cost to a Fund or an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund or an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund or an Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's or an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund or Underlying Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund or an Underlying Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund or an Underlying Fund is engaged in that strategy.
A Fund's or an Underlying Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund or Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be
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adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's or an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds and Underlying Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds or Underlying Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds and Underlying Funds may also enter into swap agreements for investment purposes. When a Fund or an Underlying Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Funds and Underlying Funds may enter into several different types of swap agreements, including equity index, interest rate, credit default, currency and recovery lock swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Funds and Underlying Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund or an Underlying Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of a Fund's or an Underlying Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that a Fund or an Underlying Fund enters into swaps not legally required to be settled on a net basis, the amount maintained in a segregated account will be the full notional amount of the a Fund's or Underlying Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. For credit default swaps, liquid assets in the amount at least equal to the following will be segregated: (1) if a Fund or an Underlying Fund is the seller of a credit default swap with physical settlement, the notional amount of the contract minus any amounts owed to the Fund or Underlying Fund, (2) if a Fund or an Underlying Fund is the seller of a credit default swap with cash settlement, the notional amount of the contract minus the market value of the reference instrument and (3) if a Fund or an Underlying Fund is the purchaser of a credit default swap, any accrued but unpaid amounts owed by the Fund or Underlying Fund to the swap counterparty. If there is a default by the other party to such a transaction, a Fund or an Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds and Underlying Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Funds and Underlying Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund or Underlying Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund or an Underlying Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund or Underlying Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or Underlying Funds or the ability of the Funds or Underlying Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for
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example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds or Underlying Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds or Underlying Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Funds or Underlying Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds or Underlying Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated may negatively impact a Fund's or an Underlying Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or an Underlying Fund or its Counterparties’ on-exchange and OTC trading may impact that a Fund's or Underlying Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of Fund's or an Underlying Fund's investments and cost of doing business, which could adversely affect investors.
The Funds and  Underlying Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund or an Underlying Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund or an Underlying Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund or an Underlying Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund or an Underlying Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund or an Underlying Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The Counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund or an Underlying Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund or an Underlying Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund or Underlying Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund or Underlying Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund or an Underlying Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund or Underlying Fund would be subject to investment exposure on the notional amount of the swap.
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The Underlying Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case an Underlying Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Underlying Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where an Underlying Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Underlying Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund or an Underlying Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund or an Underlying Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and Counterparty risk. A Fund or an Underlying Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund or an Underlying Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund or an Underlying Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund or Underlying Fund.
If the creditworthiness of a Fund's or an Underlying Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund or Underlying Fund. To limit the Counterparty risk involved in uncleared swap agreements, the Funds and Underlying Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds or Underlying Funds will be able to do so, the Funds and Underlying Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds and Underlying Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund or an Underlying Fund might diminish compared to what it would have been if this investment technique were not used.
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Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds or Underlying Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' or Underlying Funds' risk of loss consists of the net amount of interest payments that the Funds or Underlying Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Funds or Underlying Fund to increased costs or margin requirements.
The Underlying Fixed Income Funds may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
The Funds and Underlying Fixed Income Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
The Underlying Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by the Underlying Funds to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  The Underlying Funds will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide the Underlying Funds exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and the Underlying Funds have the ability to trade in and out of long and short positions within the swap.  Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Underlying Funds are contractually obligated to make. If the other party to an equity swap defaults, the Underlying Fund’s risk of loss consists of the net amount of payments that each Underlying Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Funds and Underlying Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' or Underlying Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund or Underlying Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's or Underlying Fund's net assets.
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Structured Notes. The Commodity Strategies and Multi-Strategy Income Funds may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent an Underlying Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Underlying Fund’s holdings in an effort to monitor the Underlying Fund’s interest rate risk.
Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Bloomberg Commodity Index Total Return (formerly, the Dow Jones – UBS Commodity Index Total Return), which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer.
Uncovered Options Transactions. The Unconstrained Total Return, Commodity Strategies and Multi-Strategy Income Funds may write options that are not covered (or so called “naked options”). When an Underlying Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When an Underlying Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Underlying Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The Unconstrained Total Return, Commodity Strategies and Multi-Strategy Income Funds may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at an Underlying Fund’s option specified securities at a specified price. An Underlying Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by an Underlying Fund may also be referred to as “put” options. A stand-by commitment is not transferable by an Underlying Fund, although an Underlying Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, an Underlying Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. An Underlying Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to an Underlying Fund upon its exercise of a stand-by commitment is normally (i) the Underlying Fund’s acquisition cost of the securities (excluding any accrued interest which the Underlying Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Underlying Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. An Underlying Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, an Underlying Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in an Underlying Fund’s portfolio will not exceed 1/2 of 1% of the value of the Underlying Fund’s total assets calculated immediately after each stand-by commitment is acquired.
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The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by an Underlying Fund would be valued at zero in determining net asset value. Where an Underlying Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Underlying Fund.
The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to an Underlying Fund.
Custodial Receipts and Trust Certificates. The Unconstrained Total Return and Commodity Strategies Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Underlying Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, an Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if an Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Taxes
Distributions of Net Investment Income. Each Fund’s income consists of dividends and interest, including dividends it receives from the Underlying Funds, less the estimated expenses of the Fund. Any distributions by a Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that a Fund or an Underlying Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, and distributes that income as a qualified dividend, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%. It is not expected that any portion of the Commodity Strategies Fund's distributions will be eligible to be treated as qualified dividend income.
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Distributions of Capital Gain. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a Fund as capital gain distributions. A Fund may also derive capital gains and losses in connection with sales or other dispositions of its portfolio securities, including shares of the Underlying Funds. Distributions from net short-term capital gain are taxable to you as ordinary income. Distributions from net long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Capital gain generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by a Fund or an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by a Fund or an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the previously distributed income of a Fund or an Underlying Fund to be classified as a return of capital. A return of capital generally is not taxable, but if distributed to you by a Fund, reduces your tax basis in your shares of the Fund and, if distributed to a Fund by an Underlying Fund, reduces the Fund’s tax basis in its shares of the Underlying Fund. Any return of capital in excess of such tax basis is taxable to you (if distributed to you by a Fund) or to a Fund (if distributed to the Fund by an Underlying Fund) as a capital gain.
Certain Funds and Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce the ordinary income distributions to you.
If more than 50% of an Underlying Fund’s assets at the close of its taxable year consist of stock or securities of foreign corporations, the Underlying Fund may elect to pass through to its shareholders the ability (subject to certain limitations) to claim a foreign tax credit or deduction for certain foreign taxes paid by the Underlying Fund. If a Fund invests in such an Underlying Fund, it may in turn elect to pass this ability on to you, provided that at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is invested in other regulated investment companies.
Distributions of Exempt-Interest Dividends. If at least 50% of the value of an Underlying Fund’s assets at the end of each quarter of its taxable year consist of certain tax-exempt obligations, the Underlying Fund may pass through to its shareholders, as exempt-interest dividends, the tax-exempt interest received by the Underlying Fund. If a Fund invests in such an Underlying Fund, it may in turn elect to pay to you, as exempt-interest dividends, any exempt-interest dividends so received from the Underlying Fund, provided that at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is invested in other regulated investment companies.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
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Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Dividends paid by a Fund may not be exempt from state and local taxes in certain states when the Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund. The income on Underlying Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction. None of the Commodity Strategies Fund's distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain  Funds and certain Underlying Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund or Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund or Underlying Fund (possibly causing the Fund or Underlying Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund or Underlying Fund’s ability to recognize a loss, and, in limited cases, subject the Fund or Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed by an Underlying Fund to a Fund and by a Fund to you.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund or an Underlying Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
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A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
Tax Treatment of Commodity-Linked Swaps and Structured Notes. The IRS has issued rulings that provide that in order for a fund such as the Commodity Strategies Fund to qualify as a regulated investment company under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of the Fund’s gross income.
However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps and other commodity-linked derivative instruments, including commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Underlying Fund intends to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in its Subsidiary, commodity-linked swaps and other commodity-linked derivative instruments. The IRS subsequently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with the issuance of this revenue procedure, the IRS revoked its previously issued commodity index-linked notes private letter rulings. The IRS also issued proposed regulations that, if finalized, would generally treat the Underlying Fund's income inclusions with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Underlying Fund to qualify for favorable regulated investment company status under the Code could be jeopardized if the Underlying Fund was unable to treat its income from commodity-linked notes and its Subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Underlying Fund's investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Underlying Fund's taxable income or any gains and distributions made by the Underlying Fund.
The Subsidiary is not expected to be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Underlying Fund will be required to include as ordinary income annually amounts earned by its Subsidiary during that year. Furthermore, the Underlying Fund, as a regulated investment company, will be required to distribute its Subsidiary’s income, whether or not its Subsidiary makes a distribution to the Underlying Fund during the taxable year. Any losses of the Subsidiary will generally only be available to offset any income of the Subsidiary in the same year.  Payments to a Subsidiary of U.S. source income and (effective January 1, 2019) gross proceeds from U.S. source interest- and dividend-bearing securities will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Pursuant to an intergovernmental agreement between the United States and the Cayman Islands, the Subsidiary may be deemed compliant, and therefore not subject to the withholding tax if it complies with applicable Cayman regulatory requirements. Detailed guidance as to the mechanics and scope of this reporting and withholding regime is continuing to develop.
Tax Considerations Relating to REIT and MLP Investments. For taxable years beginning after 2017 and before 2015, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. There is currently no mechanism for an Underlying Fund that invests in REITs or
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MLPs to pass through to non-corporate shareholders (whether investing directly or indirectly through a Fund) the character of ordinary REIT dividends or income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Underlying Funds and Funds to pass through to non-corporate shareholders the ability to claim this deduction.
At October 31, 2017, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
Funds	10/31/18	10/31/19	No Expiration	No Expiration	TOTAL
			Short-Term	Long-Term
Equity Growth Strategy Fund	$27,212,241	$19,352,964	—	—	$46,565,205

You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
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credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
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CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD –– Restricted default.
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‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a distressed debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
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VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
SHORT-TERM RATINGS
MOODY’S:
Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
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C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
FITCH:
Short Term Ratings
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
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Financial Statements
The 2017 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.
The 2017 annual financial statements of the Underlying Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Underlying Funds’ Annual Reports to Shareholders. Copies of these Annual Reports are incorporated herein by reference and are available free of charge by calling Russell Investments Services at 1-800-787-7354.
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Appendix
At January 31, 2018, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
BALANCED STRATEGY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.28%
BALANCED STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.84%
BALANCED STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 69.62%
BALANCED STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.18%
BALANCED STRATEGY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.01%
BALANCED STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.08%
BALANCED STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.49%
BALANCED STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 28.54%
BALANCED STRATEGY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 8.27%
BALANCED STRATEGY FUND CLASS E - TD AMERITRADE TRUST COMPANY CO#0087O P.O. BOX 17748 DENVER CO 80217-0748, 8.43%
BALANCED STRATEGY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.39%
BALANCED STRATEGY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 13.44%
BALANCED STRATEGY FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 21.24%
BALANCED STRATEGY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 32.55%
BALANCED STRATEGY FUND CLASS R1 - TD AMERITRADE TRUST COMPANY CO#00K81 P.O. BOX 17748 DENVER CO 80217-0748, 9.06%
BALANCED STRATEGY FUND CLASS R1 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 14.46%
BALANCED STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 14.55%
BALANCED STRATEGY FUND CLASS R1 - MATRIX TRUST COMPANY AS TTEE FBO HOOD RIVER DISTILLERS EMPL SAVINGS PO BOX 52129 PHOENIX AZ 85072-2129, 18.72%
BALANCED STRATEGY FUND CLASS R1 - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 24.75%
BALANCED STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 9.64%
82

BALANCED STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 76.28%
BALANCED STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 10.44%
BALANCED STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 26.40%
BALANCED STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 42.08%
BALANCED STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.28%
BALANCED STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 9.44%
BALANCED STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 25.79%
BALANCED STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 39.30%
CONSERVATIVE STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.43%
CONSERVATIVE STRATEGY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.34%
CONSERVATIVE STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 62.37%
CONSERVATIVE STRATEGY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 14.06%
CONSERVATIVE STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 17.90%
CONSERVATIVE STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.36%
CONSERVATIVE STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 28.59%
CONSERVATIVE STRATEGY FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 31.46%
CONSERVATIVE STRATEGY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 58.91%
CONSERVATIVE STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 12.72%
CONSERVATIVE STRATEGY FUND CLASS R1 - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 23.13%
CONSERVATIVE STRATEGY FUND CLASS R1 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 53.72%
83

CONSERVATIVE STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 5.59%
CONSERVATIVE STRATEGY FUND CLASS R4 - TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 NORTH BROADWAY, SUITE 1000 ST LOUIS MO 63102-2748, 26.26%
CONSERVATIVE STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 56.33%
CONSERVATIVE STRATEGY FUND CLASS R5 - ATTN DAVID BELL AMERICAN IRON & STEEL INSTITUTE FBO AMERICAN IRON & STEEL 457B PLAN 25 MASSACHUSETTS AVE NW STE 800 WASHINGTON DC 20001-7406, 5.36%
CONSERVATIVE STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 12.09%
CONSERVATIVE STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 31.63%
CONSERVATIVE STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 35.07%
CONSERVATIVE STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.90%
CONSERVATIVE STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.57%
CONSERVATIVE STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 16.65%
CONSERVATIVE STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 34.65%
EQUITY GROWTH STRATEGY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.76%
EQUITY GROWTH STRATEGY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905, 8.38%
EQUITY GROWTH STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 28.55%
EQUITY GROWTH STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 43.49%
EQUITY GROWTH STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.80%
EQUITY GROWTH STRATEGY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.79%
EQUITY GROWTH STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 18.89%
EQUITY GROWTH STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 24.11%
84

EQUITY GROWTH STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 25.73%
EQUITY GROWTH STRATEGY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.77%
EQUITY GROWTH STRATEGY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 6.79%
EQUITY GROWTH STRATEGY FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 18.45%
EQUITY GROWTH STRATEGY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 53.25%
EQUITY GROWTH STRATEGY FUND CLASS R1 - TD AMERITRADE TRUST COMPANY CO#00K81 P.O. BOX 17748 DENVER CO 80217-0748, 6.18%
EQUITY GROWTH STRATEGY FUND CLASS R1 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.34%
EQUITY GROWTH STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 12.48%
EQUITY GROWTH STRATEGY FUND CLASS R1 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 17.81%
EQUITY GROWTH STRATEGY FUND CLASS R1 - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 31.36%
EQUITY GROWTH STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 5.21%
EQUITY GROWTH STRATEGY FUND CLASS R4 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 6.77%
EQUITY GROWTH STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 78.72%
EQUITY GROWTH STRATEGY FUND CLASS R5 - GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002, 7.73%
EQUITY GROWTH STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 12.53%
EQUITY GROWTH STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 25.92%
EQUITY GROWTH STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 35.86%
EQUITY GROWTH STRATEGY FUND CLASS S - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413, 5.08%
EQUITY GROWTH STRATEGY FUND CLASS S - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761, 5.37%
EQUITY GROWTH STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.90%
85

EQUITY GROWTH STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.72%
EQUITY GROWTH STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 22.54%
EQUITY GROWTH STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 33.80%
GROWTH STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.91%
GROWTH STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 73.06%
GROWTH STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.15%
GROWTH STRATEGY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.02%
GROWTH STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.18%
GROWTH STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26.01%
GROWTH STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.71%
GROWTH STRATEGY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 7.31%
GROWTH STRATEGY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 8.72%
GROWTH STRATEGY FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 16.58%
GROWTH STRATEGY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.33%
GROWTH STRATEGY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 39.67%
GROWTH STRATEGY FUND CLASS R1 - ASCENSUS TRUST COMPANY FBO MASANO BRADLEY 401(K) PROFIT SHARIN P.O. BOX 10758 FARGO ND 58106-0758, 5.54%
GROWTH STRATEGY FUND CLASS R1 - MATRIX TRUST COMPANY AS TTEE FBO HOOD RIVER DISTILLERS EMPL SAVINGS PO BOX 52129 PHOENIX AZ 85072-2129, 7.00%
GROWTH STRATEGY FUND CLASS R1 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 7.65%
GROWTH STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 8.83%
GROWTH STRATEGY FUND CLASS R1 - TD AMERITRADE TRUST COMPANY CO#00K81 P.O. BOX 17748 DENVER CO 80217-0748, 13.13%
GROWTH STRATEGY FUND CLASS R1 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 16.12%
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GROWTH STRATEGY FUND CLASS R1 - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 23.99%
GROWTH STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 7.97%
GROWTH STRATEGY FUND CLASS R4 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.66%
GROWTH STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 75.50%
GROWTH STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 5.68%
GROWTH STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 30.79%
GROWTH STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 37.96%
GROWTH STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.35%
GROWTH STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 13.18%
GROWTH STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 22.91%
GROWTH STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 35.97%
MODERATE STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.18%
MODERATE STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 70.60%
MODERATE STRATEGY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.15%
MODERATE STRATEGY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.15%
MODERATE STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 16.16%
MODERATE STRATEGY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 28.74%
MODERATE STRATEGY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.87%
MODERATE STRATEGY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 8.86%
MODERATE STRATEGY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 24.66%
MODERATE STRATEGY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 25.16%
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MODERATE STRATEGY FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 31.88%
MODERATE STRATEGY FUND CLASS R1 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 6.10%
MODERATE STRATEGY FUND CLASS R1 - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.45%
MODERATE STRATEGY FUND CLASS R1 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 8.86%
MODERATE STRATEGY FUND CLASS R1 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 31.06%
MODERATE STRATEGY FUND CLASS R1 - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 32.43%
MODERATE STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 16.24%
MODERATE STRATEGY FUND CLASS R4 - JOHN HANCOCK LIFE INSURANCE COMPANY USA RPS-TRADING OPS ST-6 601 CONGRESS ST BOSTON MA 02210-2805, 68.59%
MODERATE STRATEGY FUND CLASS R5 - AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 16.68%
MODERATE STRATEGY FUND CLASS R5 - AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368, 31.83%
MODERATE STRATEGY FUND CLASS R5 - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 35.45%
MODERATE STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.44%
MODERATE STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 13.02%
MODERATE STRATEGY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 27.84%
MODERATE STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.31%
At January 31, 2018, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
BALANCED STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.47%
CONSERVATIVE STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.78%
GROWTH STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 41.00%
MODERATE STRATEGY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 38.40%
For information with respect to the Underlying Funds, refer to the Statement of Additional Information for the Underlying Funds.
The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
88

RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Multifactor U.S. Equity Fund, Multifactor International Equity Fund
and Multifactor Bond Fund
March 1, 2018, as supplemented through December 19, 2018
Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus, dated March 1, 2018 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds’ Annual Report to Shareholders for the year ended October 31, 2017. Copies of the Funds’ Annual Report accompany this SAI.
As of the date of this SAI, RIC is comprised of 34 Funds. This SAI relates to 3 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Ticker Symbol By Class
Fund	A	C	E	M (1)	P (2)	R6	S	T (3)	Y

Multifactor U.S. Equity Fund(4)	RTDAX	RTDCX	RTDEX	RTDTX	RSSMX	RTDRX	RTDSX	RSSEX	RTDYX
Multifactor International Equity Fund(5)	RTIAX	RTICX	RTIEX	RTITX	RSJMX	RTIRX	RTISX	RSJAX	RTIYX
Multifactor Bond Fund	RMHAX	RMHCX	RMHEX	RMHTX	RMHPX	RMHRX	RMHSX	RMHHX	RMHYX
(1)	Effective September 15, 2017, Class T Shares were redesignated as Class M Shares.
(2)	Effective March 1, 2018, Class A3 Shares were redesignated as Class P Shares. Class P Shares are not currently being offered to investors and are not available for sale in any state.
(3)	Effective September 22, 2017, Class A1 Shares were redesignated as Class T Shares. Class T Shares are not currently being offered to investors and are not available for sale in any state.
(4)	Prior to September 15, 2017, the Fund’s name was Select U.S. Equity Fund.
(5)	Prior to September 15, 2017, the Fund’s name was Select International Equity Fund.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A and Class T Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%.  Class E Shares are subject to a shareholder services fee of 0.25%. The Class M, Class P, Class R6, Class S and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds’ investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”).
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), the Funds are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, each Fund must annually affirm to the National Futures Association that it has met and will continue
1

to meet the conditions necessary to qualify for the exclusion. In the event that a Fund engages in transactions that require registration as a commodity pool operator in the future, the Fund will comply with applicable regulations with respect to that Fund. If a Fund registers as a commodity pool operator and operates subject to Commodity Futures Trading Commission (“CFTC”) regulation, it may incur additional expenses.
SHAREHOLDER MEETINGS.
RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIC management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds' service providers, including RIM, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with RIC's independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIM.
The Trustees are responsible generally for overseeing the management and operations of RIC. The Trustees and RIC’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which RIC or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to RIC’s registration statement, nor any other communications or disclosure documents from or on behalf of RIC creates a contract between a shareholder of a Fund and: (i) RIC; (ii) a Fund; (iii) a service provider to RIC or a Fund; and/or (iv) the Trustees or officers of RIC.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of the Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest principally in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
2

The Board of Trustees is currently comprised of seven Trustees, one of whom, Mark Spina, is an Interested Trustee. Mark Spina is an officer of RIC and is thus classified as an Interested Trustee. There are six Independent Trustees, including Kristianne Blake, who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds' operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds' management (including the Funds' portfolio managers), the Funds' Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Funds' investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds' senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds' senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds' independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds' financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds' share classes and the Funds' distribution arrangements. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds' financial statements, (b) RIC's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC's independent registered public accounting firm; (2) to oversee the preparation of an Audit Committee report as required by the SEC to be included in RIC's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2017, the Audit Committee held six meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as
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the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of RIC, or officer or other representative of RIM, any subadviser to a fund or other service provider to RIC. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Mark Spina, Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Katherine W. Krysty. For the fiscal year ended October 31, 2017, the Investment Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of RIC; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2017, the Nominating and Governance Committee held one meeting.
Independent Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC's officers and employees are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Investments Fund Complex. The Russell Investments Fund Complex consists of RIC, which has 34 funds and Russell Investment Funds (“RIF”), which has nine funds. Each of the Trustees is a trustee of RIC and RIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Spina has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the RIC and RIF Funds, the Adviser and various affiliates of the Adviser providing services to the RIC and RIF Funds, Mr. Spina is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the RIC and RIF Funds.
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Mark Spina# Born June 8, 1970 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2017 • Trustee since 2017	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC and RIF • Chairman of the Board, President, Russell Investments Financial Services, LLC (“RIFIS”) • Chairman of the Board, Russell Investments Fund Services, LLC (“RIFUS”) • Director, RIM • From 2015-2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor • From 2008-2015, Head of Intermediary Distribution, Voya Investment Management	43	• None
*	Each Trustee is subject to mandatory retirement at age 75.
#	Mr. Spina is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Lead Independent Director, Avista Corp. (electric utilities) • Until May 2017, Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 2014, Director, Ecova (total energy and sustainability management) • Until December 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company)	43	• Lead Independent Director, Avista Corp (electric utilities)
• Until May 2017, Director, Avista Corp (electric utilities)
• Until June 2014, Director, Ecova (total energy and sustainability management)
• Until December 2013, Trustee, Principal Investors Funds (investment company)
• Until December 2013, Trustee, Principal Variable Contracts Funds (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Audit Committee since 2017	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	43	• Trustee and Chairperson of Select Sector SPDR Funds (investment company)
• From August 2012 through May 2016, Trustee, ALPS Series Trust (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company)	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
*	Each Trustee is subject to mandatory retirement at age 75.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, RIM	43	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Mark Spina Born June 8, 1970 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2017	Until successor is chosen and qualified by Trustees	• President and Chief Executive Officer, RIC and RIF
• Chairman of the Board, President, RIFIS
• Chairman of the Board, RIFUS
• Director, RIM
• From 2015 to 2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor
• From 2008 to 2015, Head of Intermediary Distribution, Voya Investment Management
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Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RIFUS • 2011 to 2016, Chief Compliance Officer, U.S. One, LLC
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer, Chief Accounting Officer and Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees	• Global Head of Fund Services, Russell Investments
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
• Director and President, RIFUS
• Director, RIM, Russell Investments Trust Company (“RITC”) and RIFIS
• President and Chief Executive Officer, RIC and RIF, June 2016 to June 2017
• October 2011 to December 2013, Head of North America Operations, Russell Investments
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2018	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC and RIF
• Chief Executive Officer, Asia Pacific, Russell Investments
• Chief Investment Officer and Managing Director, Russell Investments, January 2008 to September 2013
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, RIC and RIF • Assistant Secretary, U.S. One, LLC
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Trustee Compensation Table
For The Fiscal Year Ended October 31, 2017
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Mark Spina*	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$176,176	$0	$0	$191,000
Kristianne Blake	$253,850	$0	$0	$275,250
Cheryl Burgermeister	$187,697	$0	$0	$203,500
Daniel P. Connealy#	$124,557	$0	$0	$135,000
Katherine W. Krysty	$172,945	$0	$0	$187,500
Raymond P. Tennison, Jr.	$187,239	$0	$0	$203,000
Jack R. Thompson	$186,775	$0	$0	$202,500
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.
# Effective June 30, 2018, Mr. Connealy retired from the Board and no longer serves as a Trustee of the Trust.
Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2017
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEES
Mark Spina*	None	None	None
INDEPENDENT TRUSTEES
Thaddas L. Alston	None	None	Over $100,000
Kristianne Blake	None	None	Over $100,000
Cheryl Burgermeister	None	None	Over $100,000
Daniel P. Connealy#	None	None	Over $100,000
Katherine W. Krysty	None	None	$50,001 -$100,000
Raymond P. Tennison, Jr.	None	None	Over $100,000
Jack R. Thompson	None	None	Over $100,000
TRUSTEE EMERITUS
George F. Russell, Jr.	None	None	None
* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.
# Effective June 30, 2018, Mr. Connealy retired from the Board and no longer serves as a Trustee of the Trust.
Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management, LLC
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Investments Financial Services, LLC
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The Trustees, on behalf of RIC, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of RIC and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds’ investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2017, managed over $40.2 billion in 43 mutual fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Members of Russell Investments’ management also hold minority, non-controlling positions in Russell Investments Group, Ltd.
Each of the Funds pays the following advisory fees directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each Fund:
Fund	Asset Level	Fee
Multifactor U.S. Equity Fund	All assets	0.30%
Multifactor International Equity Fund	All assets	0.45%
Multifactor Bond Fund	All assets	0.15%
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee.
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2017, 2016 and 2015, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
Multifactor U.S. Equity Fund	$2,584,357	$2,224,610	$1,777,415	0.30%	0.30%	0.30%
Multifactor International Equity Fund	3,654,036	3,499,022	2,938,326	0.45%	0.45%	0.45%
Multifactor Bond Fund(1)	N/A	N/A	N/A	N/A	N/A	N/A
(1)	As of March 1, 2018, the Multifactor Bond Fund had not yet commenced operations and thus, no shares of the Fund were issued.
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for the Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.
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Current Waivers:
Multifactor U.S. Equity Fund
Until February 28, 2019, RIM has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.40% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Multifactor International Equity Fund
Until February 28, 2019, RIM has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.49% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Multifactor Bond Fund
Until February 28, 2019, RIM has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.26% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Past Waivers:
For the Multifactor U.S. Equity Fund, RIM contractually agreed to waive from March 1, 2017 until February 28, 2018 up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.40% of the average daily net assets of the Fund on an annual basis. From August 1, 2014 until February 28, 2017, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.35% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waivers for the periods ended October 31, 2015, 2016 and 2017 were $439,638, $392,140 and $64,231, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $1,337,777, $1,832,470 and $2,520,126 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Multifactor International Equity Fund, RIM contractually agreed to waive from March 1, 2017 until February 28, 2018 up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.49% of the average daily net assets of the Fund on an annual basis. From August 1, 2014 until February 28, 2017, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waivers for the periods ended October 31, 2015, 2016 and 2017 were $1,339,211, $1,147,511 and $654,298, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waivers, the Fund paid advisory fees of $1,599,115, $2,351,511 and $2,999,738 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like RIFIS (the Funds' distributor), is a wholly-owned subsidiary of RIM (the Funds' adviser).
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Each of the Funds pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of  each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
Each Fund invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee.
The Funds paid RIFUS the following administrative fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2017, 2016 and 2015, respectively.
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
Multifactor U.S. Equity Fund	$415,433	$357,838	$282,526	0.05%	0.05%	0.05%
Multifactor International Equity Fund	391,565	375,217	311,398	0.05%	0.05%	0.05%
Multifactor Bond Fund(1)	N/A	N/A	N/A	N/A	N/A	N/A
(1)	As of March 1, 2018, the Multifactor Bond Fund had not yet commenced operations and thus, no shares of the Fund were issued.
There are no current or past administrative fee waivers for the Funds.
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the RIC Funds, oversee the Funds’ asset allocations and have primary responsibility for the management of the RIC Funds) are compensated by RIM with salaries, annual incentive awards (paid in cash or awarded as part of an equity incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, risk management.
•	Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to senior management approved benchmark indexes and peer groups. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. Performance for each Fund is generally equally assessed relative to the Fund’s benchmark index and relevant peer group.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund.  The RIM Manager does not choose the peer group.  The peer group assigned by senior management matches the assigned Morningstar peer group for the Fund.
Fund weightings for each RIM Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
Multifactor U.S. Equity Fund	Russell 1000® Index
Morningstar Large Blend
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Multifactor International Equity Fund	MSCI World ex USA Index (net)
Morningstar Foreign Large Blend
Multifactor Bond Fund*	Bloomberg Barclays U.S. Aggregate Bond Index
* As of the date of this SAI, the peer group for the Multifactor Bond Fund had not yet been assigned.
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIM asset class CIOs. Russell Investments’ compensation committee approves salaries and annual incentive awards after the asset class CIOs’ recommendations have been reviewed by the Global Chief Investment Officer.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments Board’s discretion and not based on a static formula.
The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually.
RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.
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Equity Securities Beneficially Owned By Rim Managers In The FundS
They Manage For The Fiscal Year Ended October 31, 2017
RIM Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIM Manager
James Barber*	None	Multifactor U.S. Equity Fund
	None	Multifactor International Equity Fund
Kevin Divney	None	Multifactor U.S. Equity Fund
Jon Eggins	$10,001-$50,000	Multifactor International Equity Fund
Keith Brakebill	None	Multifactor Bond Fund**

* As of June 30, 2018.
** As of March 1, 2018, the Multifactor Bond Fund had not yet commenced operations and thus, no shares of the Fund were issued.
RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, including its proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines.
Other Accounts Managed By Rim Managers And Assets
Under Management In The Accounts As Of October 31, 2017
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
James Barber*	6	$7,864	3	$ 192	-	-	$ 8,056
Kevin Divney	6	$7,173	9	$ 3,668	-	-	$10,841
Jon Eggins	4	$6,249	9	$ 3,508	1	$ 94	$ 9,851
Keith Brakebill	4	$8,281	10	$10,477	2	$633	$19,391
* As of July 31, 2018.
None of the above Other Accounts Managed by RIM Managers has an advisory fee based on the performance of the account.
CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain classes of RIC. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds. Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC. The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and all of the front-end sales charge imposed on Class T Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A and Class T Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A and Class T Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
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TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
RIFUS has contractually agreed to waive, through February 28, 2019, a portion of its transfer agency fees for certain classes of the Funds as set forth below.
Fund and Class	Amount Waived
Multifactor U.S. Equity Fund - Class R6	0.02%
Multifactor U.S. Equity Fund - Class M	0.15%
Multifactor International Equity Fund - Class R6	0.02%
Multifactor International Equity Fund - Class M	0.15%
Multifactor Bond Fund - Class R6	0.02%
Multifactor Bond Fund - Class M	0.15%
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries, RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODE OF ETHICS.
RIC, RIM and the Distributor have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The code of ethics is designed to prevent affiliated persons of RIC, RIM and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the code of ethics). There can be no assurance that the code of ethics will be effective in preventing such activities. The code of ethics generally permits investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the code of ethics. The code of ethics has been filed with the SEC and may be viewed by the public.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different
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classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each  Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.
For each Multiple Class Fund offering Class A, Class T, or Class C Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A, Class T, and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A, Class T, or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Multiple Class Fund offering Class A, Class T, or Class C Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A, Class T, and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A, Class T, and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
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Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
No Class A or Class C Shares of the Funds were issued during the fiscal years ended October 31, 2017, 2016 and 2015.
Under the Distribution Plan for Class T Shares, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class T Shares offering such Shares for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class T Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class T Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C or Class E Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C or Class E Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.
No Class C or Class E Shares of the Funds were issued during the fiscal years ended October 31, 2017, 2016 and 2015.
SECURITIES LENDING
Certain Funds may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
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If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities. Any remaining income is divided between the Fund and the unaffiliated securities lending agent, Goldman Sachs Agency Lending (“GSAL”).
As securities lending agent for the Funds, GSAL administers the Funds’ securities lending program. In this capacity, GSAL performs a variety of services. These services include arranging the securities loans with approved borrowers, collecting collateral intended to secure the obligations of each borrower and marking to market daily the value of loaned securities, negotiating borrower and loan agreements, reviewing and monitoring borrower creditworthiness, instructing the Funds’ custodian with respect to the Funds’ securities lending activities, performing reconciliation with the borrowers and custodian, overseeing loan terminations and recalls, corporate action monitoring and performance and oversight reporting. If a borrower defaults on a loan, GSAL is authorized to exercise contractual remedies as securities lending agent to the applicable Fund and has agreed to indemnify the Funds for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment.
A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.
No Fund may lend portfolio securities in an amount that exceeds 33 1⁄3% of total fund assets.
 For the Funds’ fiscal year ended October 31, 2017, income and fees related to the securities lending activities of each participating Fund were:
Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Rebates to Borrowers	Total Costs of Securities Lending Activities	Net Income from Securities Lending Activities
Multifactor International Equity Fund	$343,454	$34,426	$5,407	$25,087	$64,920	$278,534
1 Gross income includes income from the reinvestment of cash collateral.
2 Revenue split represents the share of revenue generated by the securities lending program and paid to BBH.
3 Cash collateral management fees include fees charged by RIM to the cash collateral reinvestment vehicle.
FUND EXPENSES.
The Funds will pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund or class of Shares, the expense is charged to that Fund or class of Shares. Common expenses are allocated among the RIC Funds based primarily upon their relative net assets.
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PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of Shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of Shares, net income per share, dividends per share and net asset value per share will vary for each class of Shares. There are no conversion, preemptive or other subscription rights.
Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
Class A Shares
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. You pay a lower front-end sales charge as the size of your investment increases to certain levels. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
The fixed income Funds and other Funds have different front-end sales charges for Class A Shares.
The Multifactor Bond Fund is considered a fixed income Fund.
Fixed Income Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	--0--	--0--	up to 1.00%
The Multifactor U.S. Equity and Multifactor International Equity Funds are considered other Funds.
Other Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
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Investments of $1,000,000 or more (Class A Shares). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds' Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.
Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class T Shares
Class T Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. Front-end sales charges are assessed on a per-transaction basis. You pay a lower front-end sales charge as the size of your transaction increases to certain levels. The Funds receive the entire net asset value of all Class T Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Front-End Sales Charge for Class T Shares
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

Class C Shares
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds' Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class E Shares
Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them.
Class M, P, R6, S and Y Shares
Financial Intermediaries will receive no shareholder services or distribution fees for these classes of shares.
Class E and S Shares
Class E and S Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class E or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP-IRAs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds'
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Distributor to sell such Class E or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
Class M Shares
Class M Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class M Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or
(2)	current and retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell such Class M Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms that provide limited services to shareholders and charge a transaction fee to shareholders for transactions in Shares of the Funds.
Class P Shares
Class P Shares are available for purchase through certain Financial Intermediaries that have agreements with the Funds’ Distributor to offer Class P Shares. Such Financial Intermediaries may include broker-dealers as well as Financial Intermediaries who charge an advisory fee or other similar fee for their services. A shareholder purchasing Class P Shares through a broker-dealer may be required to pay a commission and/or other forms of compensation to the broker-dealer. Please contact your Financial Intermediary to determine whether your Financial Intermediary offers Class P Shares and to obtain additional information regarding any commissions or other forms of compensation associated with the purchase of Class P Shares.
Class R6 Shares
Class R6 Shares are available only to employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level accounts on behalf of participants. Class R6 Shares are not available for any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
The Funds' Distributor reserves the right to move a shareholder from a Share Class of a Fund that pays 12b-1 fees to a Share Class of the same Fund that does not pay 12b-1 fees if such shareholder no longer has a relationship with a Financial Intermediary and holds Fund Shares directly with the Funds' Transfer Agent. For cost basis reporting to the IRS, the Funds' Transfer Agent will treat the exchange as a non-taxable event and will carry any cost basis the Transfer Agent is tracking for the shareholder to the new Share Class.
Converting from Class E, Class M or Class S to Class A Shares
Depending upon the policies and operational capabilities of your Financial Intermediary, you may convert Class E, Class M or Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) to Class A Shares without the incurrence of a front-end sales charge if you are leaving or have left the fee-based program.  Depending upon the policies and operational capabilities of your Financial Intermediary, if you have already redeemed your Class E, Class M or Class S Shares, the foregoing requirements apply and you must purchase Class A Shares within 90 days after redeeming your Class E, Class M or Class S Shares to receive the Class A
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Shares without paying a front-end sales charge. Any investments of Class A Shares that are not part of the Class E, Class M or Class S Share redemption proceeds are subject to a front-end sales charge.  RIFUS believes that a conversion between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.
Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Funds at a plan level, the plan is considered the shareholder for minimum investment requirements.
The following lists the exceptions to the minimum initial investment requirements. Exceptions to the minimum initial investment requirements must be approved by the Funds' Distributor.
1.	A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.
2.	For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.
3.	For Class Y Shares, upon satisfaction of certain criteria established by the Distributor, for (i) omnibus accounts servicing multiple employee benefit plans; (ii) rollover account transfers; and (iii) omnibus accounts servicing multiple ultra high net worth clients of multi- or single-family offices, an account may be considered at the omnibus level and not the shareholder level for purposes of satisfying the minimum investment requirement.
4.	For Class Y Shares, upon prior notice to your Client Executive, any Russell Investments’ Americas Institutional client with over $10 million in assets under management with Russell Investments and a minimum initial investment of $1 million per Fund will not be subject to the minimum initial investment requirements.
5.	For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds; (ii) for investment companies that have entered into contractual arrangements with the Funds or their service providers to acquire Class Y Shares; or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
6.	For Class Y Shares of the Funds, there is no required minimum initial investment for clients of Financial Intermediaries if (i) the Financial Intermediary is a federally registered investment adviser but is not a federally registered broker-dealer, (ii) the aggregate assets invested in all RIC funds by clients of such Financial Intermediary are at least $600 million and (iii) such Financial Intermediary transacts in shares of the RIC funds on a Distributor-approved transaction fee platform in an omnibus account. Financial Intermediaries which meet the foregoing criteria are referred to as a “Qualifying RIA.” This exception shall only apply to an individual shareholder for so long as such shareholder is a client of a Qualifying RIA.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
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If you hold shares directly with the Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.
If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to your uncashed checks, the Funds may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.
VALUATION OF FUND SHARES.
The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
The Multifactor International Equity and Multifactor Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RIFUS determines that a particular event would materially affect the net asset value.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value their portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RIFUS, RIFUS’s Oversight Committee and the Funds’ custodian. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific
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conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATE.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–
term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for the Funds generally are primarily attributable to market volatility and/or duration of portfolio investments.
The portfolio turnover rates for the fiscal years ended October 31, 2017 and 2016 for each Fund were:
	10/31/17	10/31/16
Multifactor U.S. Equity Fund	71%	9%
Multifactor International Equity Fund	47%	57%
Multifactor Bond Fund(1)	N/A	N/A
(1)	As of March 1, 2018, the Multifactor Bond Fund had not yet commenced operations and thus, no shares of the Fund were issued.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
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Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, https://russellinvestments.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website no more frequently than weekly and following each month end. Such holdings will be available no sooner than 5 business days after trade date.  Disclosure of a Fund’s top ten portfolio holdings will be available on the Funds’ website no later than 15 calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds' website a statement relating to such event which may include information regarding the Funds' portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
If a Fund pays for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, prior to making an in-kind distribution, RIM will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.
Non-Public Disclosures of Portfolio Holdings Information
RIM may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds' portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Brown Brothers Harriman, Bloomberg AIM, Bloomberg Portfolio, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Advent Software, Inc., Moody’s Analytics Knowledge Services, Genpact, RiskMetrics, Hexaware, SS&C, Electra Information Systems and Fund Assist provide such services to RIM and as such may receive monthly, weekly or daily portfolio holdings. RIM may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, the Funds' custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, PricewaterhouseCoopers LLP and CloudMargin provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services, audit services and collateral management, respectively, to RIM, RIFUS or the Funds. CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Funds provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds' shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds or RIM for any non–public disclosure of portfolio holdings information.
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Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds' portfolio holdings made in accordance with these procedures is authorized by the Funds' Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds' Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds' Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Board has delegated to RIM, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIM has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.
The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
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•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regard to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
To the extent that any shares of a Fund are owned directly by any other RIC or RIF fund, those shares will be voted directly by such fund in the same proportion as all other votes received from the other holders of such fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at https://russellinvestments.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made by RIM. RIC's arrangements with RIM provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM is not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's Board-approved policies and procedures.
RIM effects certain portfolio transactions for the Funds through Russell Investments Implementation Services, LLC (“RIIS”). RIIS is a registered broker and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services.
RIM has authorized RIIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Funds. In connection with these transactions, RIIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on behalf of the Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Funds as such counterparties may reasonably request.
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In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
The Funds will effect transactions through Cowen Execution Services (“Cowen”) and its global network of unaffiliated correspondent brokers, as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. Trades placed through Cowen, SSGM and their correspondents are used (i) to obtain research services for RIM to assist RIM in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIM or to generate commission rebates to the Funds, RIM may effect transactions with or through Cowen, SSGM and their correspondents or other brokers only to the extent that RIM believes that the Funds will receive best execution. Research services provided to RIM by Cowen, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIM may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIM or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIM are approved and monitored by a Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIM using soft commissions generated by funds managed by RIM or its affiliates, including the Funds.
Cowen, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Cowen, SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to the Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIM’s research needs have been met.
Cowen and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIM or commission recapture to the Funds.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended October 31, 2017, 2016 and 2015, the total brokerage commissions paid by the Funds were:
	2017	2016	2015
Multifactor U.S. Equity Fund	$328,524	$ 77,624	$288,627
Multifactor International Equity Fund	458,017	626,077	593,360
Multifactor Bond Fund(1)	N/A	N/A	N/A
(1)	As of March 1, 2018, the Multifactor Bond Fund had not yet commenced operations and thus, no shares of the Fund were issued.
The principal reasons for changes in certain Funds’ brokerage commissions for the three years were (1) changes in Fund asset size and (2) changes in market conditions.
During the fiscal year ended October 31, 2017, approximately $217,423 of the brokerage commissions of the Funds were directed to brokers who provided brokerage or research services to RIM. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith.
Gross brokerage commissions received by broker/dealers that were affiliated with RIM for the fiscal year ended October 31, 2017 from portfolio transactions effected for the Funds are in the table below. There were no brokerage commissions received by broker/dealers that were affiliated with RIM for the fiscal years ended October 31, 2015 and 2016.
Fund Name	RIM	Affiliated Broker	2017 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Multifactor U.S. Equity Fund
RIM
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Fund Name	RIM	Affiliated Broker	2017 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
		Russell Investments Implementation Services, LLC	53,742	16.359%	11.533%
Total:			53,742	16.359%	11.533%
Multifactor International Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	49,967	10.909%	3.220%
Total:			49,967	10.909%	3.220%
During the Funds’ fiscal year ended October 31, 2017, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act. The values of broker–dealer securities held as of October 31, 2017, were as follows:
Broker	Multifactor U.S. Equity Fund	Multifactor International Equity Fund
Barclays Capital, Inc.		2,529,399
Citigroup Inc.	4,449,690
Goldman, Sachs & Co.	1,768,892
J.P. Morgan Securities, Inc.	9,776,173
Keycorp	662,585
Macquarie Group Limited		860,009
Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,260,724
Morgan Stanley & Co. Incorporated	1,988,650
New Edge USA LLC		2,556,441
Nomura Bank		1,962,142
Raymond James Financial, Inc.	736,823
Royal Bank of Canada		5,302,145
State Street Global Markets, LLC	1,423,516
U.S. Bancorp	2,033,105
UBS Securities LLC		3,414,252
Wells Fargo Advisors	6,578,654

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Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in their Prospectus.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds' industry concentration restrictions.
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With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1⁄3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.
Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1⁄3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1⁄3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES
The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The Multifactor U.S. Equity and Multifactor International Equity Funds are referred to collectively as the “Equity Funds.”
Investment Strategies and Portfolio Instruments.
Each Fund’s principal and certain non-principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.
Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund or in anticipation of large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.
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The Funds usually, but not always, expose all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange traded fixed income futures contracts, to-be-announced securities and swaps. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”). RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes for the Multifactor Bond Fund or declining equity prices for the Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act; (ii) certain commercial paper issued in reliance on the exemption
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from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When effecting such transactions, liquid assets of the Fund, in a dollar amount sufficient to make payment for the portfolio securities to be purchased, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the Multifactor International Equity Fund may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the  Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.
Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500®, the NASDAQ 100, the ICE BofAML 1-3 Year U.S. Treasury Index or the Bloomberg Barclays Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading
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day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Foreign Securities
Investment in Foreign Securities. The Multifactor International Equity and Multifactor Bond Funds may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.
In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the European Union (the “EU”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiation on the terms of the withdrawal. There is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences, precise time frame and financial market reaction. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU.
Investment in Emerging Markets. The Multifactor International Equity Fund may invest in emerging markets stocks. The Multifactor Bond Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Fund. As a general rule, the Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well
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capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.
Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Multifactor International Equity and Multifactor Bond Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to
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the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Foreign Currency Exchange. Since the Funds may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Investments in the People’s Republic of China. The Multifactor International Equity and Multifactor Bond Funds may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets. In addition to these risks, investing in the PRC presents additional risks including, but not limited to, the following: (a) inefficiencies caused by erratic growth; (b) a lack of consistently-reliable economic data; (c) potentially high rates of inflation; (d) export and international trade dependency; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank; (i) the relatively small size and lack of operating history of many PRC companies; (j) a legal and regulatory framework for securities markets, custody arrangements and commerce that is in developing stages; and (k) uncertainty regarding the PRC government’s commitment to economic reforms.
The PRC is an emerging market, and certain factors, including increasing gaps between the rich and poor and the instability of existing political structures, may affect the country’s stability. Such factors could adversely affect a Fund investing in securities and instruments economically tied to the PRC. Additionally, favorable trends toward market and economic reform and the privatization and removal of trade barriers could be reversed by political uncertainty, political corruption and military intervention. Significant disruption to securities markets could result.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters, including droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is therefore subject to the risk of such natural disasters. Additionally, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
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The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
Investing through Stock Connect. The Multifactor International Equity Fund may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect a Fund’s investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude a Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to risks relating to applicable trading, clearance and settlement procedures that are untested in the PRC. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Because Stock Connect is in its early stages, additional developments are likely. It is unclear whether or how such developments may affect a Fund’s investments or returns. Additionally, the application and interpretation of the laws and regulations of Hong Kong and the PRC are uncertain, as are the rules, policies and guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program. These may have a negative impact on a Fund’s investments and returns.
Investing through Bond Connect. The Multifactor Bond Fund may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Funds) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In particular, since aspects of the settlement process for one of the principal Chinese bond clearinghouses, China Central Depository & Clearing Co., are not automated, there may be an increased risk of settlement delays and counterparty default.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors (such as the Funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Bond Connect Securities, the law surrounding such rights and mechanisms available to enforce them are new and untested, posing additional risk. Further, the law surrounding beneficial ownership is likely to continue to evolve as courts develop the concept of beneficial ownership under Chinese law. Accordingly there is risk associated with a Fund’s ability to enforce its ownership rights in a Chinese court. Additionally, a Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
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Equity Linked Notes. The Multifactor International Equity Fund may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Equity Securities
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.  Please see the Funds' Prospectus for the risks associated with investments in securities of these capitalization sizes.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered by RIM to be of comparable quality. Although RIM selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The Multifactor Bond Fund may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, the Multifactor Bond Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of the Multifactor Bond Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.
Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or
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losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of the Fund’s investment policies, a Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
“Special Situation” Companies. The Equity Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Funds believe, however, that if RIM analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
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Master Limited Partnerships (“MLPs”). The Equity Funds may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.
Debt Instruments and Money Market Instruments
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Multifactor Bond Fund may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Fund may invest in fixed-rate and floating or variable rate U.S. government obligations. The Fund may purchase U.S. government obligations on a forward commitment basis.
The Multifactor Bond Fund may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Multifactor Bond Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Multifactor Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
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Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
Dollar Rolls. The Multifactor Bond Fund may purchase dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets at least equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Multifactor Bond Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Multifactor Bond Fund may invest in corporate debt securities issued by infrastructure companies.
Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. The Multifactor Bond Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Multifactor Bond Fund may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Multifactor Bond Fund may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Multifactor Bond Fund may invest in include the securities described below.
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Reverse Mortgages. The Fund may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.
The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
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New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. A Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. A Fund may also purchase or sell an option to buy or sell a TBA sale commitment. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Risk Factors. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
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MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
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Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Collateralized Loan Obligations. The Multifactor Bond Fund may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Multifactor Bond Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that the Multifactor Bond Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Multifactor Bond Fund may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and segregate liquid assets in an amount sufficient to meet such commitments. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate
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securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. The Multifactor Bond Fund may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Multifactor Bond Fund may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Multifactor Bond Fund may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.
High Yield Bonds. The Multifactor Bond Fund may invest in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are less liquid than higher rated securities.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could
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lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Lowest Rated Investment Grade Securities. The Multifactor Bond Fund may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S&P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.
Alternative Minimum Tax Bonds. The Multifactor Bond Fund may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
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The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Multifactor Bond Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico has taken significant steps toward fiscal stabilization, the Commonwealth continues
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to face serious fiscal challenges, including a multi-year trend of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In addition, Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. On May 3, 2017, Puerto Rico's oversight board filed a debt restructuring petition to restructure approximately $70 billion in central government debt. The restructuring process will give Puerto Rico the legal ability to impose losses on creditors. The specific results of the restructuring and its impact on creditors are uncertain. Restructuring of some or all of the Commonwealth’s debt, or further decline in market prices of Puerto Rico debt obligations, could have a negative impact on the marketability, liquidity or value of certain investments held by the Funds, which could reduce a Fund's performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of a Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Multifactor Bond Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
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Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by a Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for a Fund. A Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. A Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. A Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Puts, Stand-by Commitments and Demand Notes. The Multifactor Bond Fund may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Multifactor Bond Fund will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Fund's credit quality requirements.
The Multifactor Bond Fund may also invest in demand notes and in variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Multifactor Bond Fund may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Multifactor Bond Fund (usually not more than thirty days’ notice). The Multifactor Bond Fund may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
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Risk Factors. The ability of the Multifactor Bond Fund to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Multifactor Bond Fund from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Multifactor Bond Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Multifactor Bond Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.
The Multifactor Bond Fund may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Commercial Paper. The Multifactor Bond Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Multifactor Bond Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Multifactor Bond Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Multifactor Bond Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Funds that invest in these securities and may affect their share price.
Funding Agreements. The Multifactor Bond Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
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Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's permitted investment strategies).
Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
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An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund, except for the Multifactor Bond Fund, will write call options and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option that is not legally required to cash settle is covered if the Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the strike price of the put written, or (2) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.
Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
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If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. The Multifactor International Equity and Multifactor Bond Funds may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with the Fund’s investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
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According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since this conduct came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.
A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
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Limitations on Use of Futures and Options on Futures Contracts.
A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's daily marked-to-market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s segregation requirements. A Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Futures Contracts. The Multifactor International Equity and Multifactor Bond Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
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The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Multifactor International Equity and Multifactor Bond Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require the Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.
Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.
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The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Multifactor Bond Fund may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Multifactor Bond Fund receiving or paying, as the case may be, only the net amount of the two payments. The Multifactor Bond Fund may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).
The Multifactor Bond Fund may enter into several different types of swap agreements, including equity index, interest rate, credit default, currency and recovery lock swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not
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fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Multifactor Bond Fund generally expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that a Fund enters into swaps not legally required to be settled on a net basis, the amount maintained in a segregated account will be the full notional amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. For credit default swaps, liquid assets in the amount at least equal to the following will be segregated: (1) if a Fund is the seller of a credit default swap with physical settlement, the notional amount of the contract minus any amounts owed to the Fund, (2) if a Fund is the seller of a credit default swap with cash settlement, the notional amount of the contract minus the market value of the reference instrument and (3) if a Fund is the purchaser of a credit default swap, any accrued but unpaid amounts owed by the Fund to the swap counterparty. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Multifactor Bond Fund may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Multifactor Bond Fund will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Multifactor Bond Fund or the ability of the Multifactor Bond Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Multifactor Bond Fund is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Multifactor Bond Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
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Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on the Multifactor Bond Fund, but it is expected that swap dealers, major market participants and swap Counterparties, including the Multifactor Bond Fund, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties’ on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.
The  Multifactor Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The Counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Multifactor Bond Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolios, in which case a Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Multifactor Bond Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Multifactor Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and Counterparty risk. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
If the creditworthiness of a Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the Counterparty risk involved in uncleared swap agreements, the Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.
The Multifactor Bond Fund may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
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The Multifactor Bond Fund may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
Uncovered Options Transactions. The Multifactor Bond Fund may write options that are not covered (or so called “naked options”). When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The Multifactor Bond Fund may invest in “stand-by commitments” with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified securities at a specified price. A Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as “put” options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.
The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to a Fund.
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Taxes
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%.
Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the Fund’s tax basis of your shares in the Fund. Any return of capital in excess of your tax basis is taxable as a capital gain.
The Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
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Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
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You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
At October 31, 2017, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
	No Expiration
Fund	Short Term	Long Term	TOTAL
Multifactor International Equity Fund	55,166,635	25,207,179	80,373,814

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
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BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
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B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD –– Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a distressed debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
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There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
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SHORT-TERM RATINGS
MOODY’S:
Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
FITCH:
Short Term Ratings
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
69

Financial Statements
The 2017 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.
70

Appendix
At January 31, 2018, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 22.20%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 77.22%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 100.00%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.63%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.93%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 69.54%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 14.17%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 16.67%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 31.19%
MULTIFACTOR INTERNATIONAL EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 32.45%
MULTIFACTOR U.S. EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 34.36%
MULTIFACTOR U.S. EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 65.64%
MULTIFACTOR U.S. EQUITY FUND CLASS R6 - RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 100.00%
MULTIFACTOR U.S. EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.16%
MULTIFACTOR U.S. EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 90.35%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.98%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 8.54%
71

MULTIFACTOR U.S. EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 30.10%
MULTIFACTOR U.S. EQUITY FUND CLASS Y - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 47.15%
At January 31, 2018, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
MULTIFACTOR INTERNATIONAL EQUITY FUND - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 27.07%
MULTIFACTOR INTERNATIONAL EQUITY FUND - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 28.17%
MULTIFACTOR U.S. EQUITY FUND - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 32.06%
MULTIFACTOR U.S. EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.82%
The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
72

RUSSELL INVESTMENT COMPANY
1301 Second Avenue, 18th Floor
Seattle, Washington 98101
Telephone 1-800-787-7354
STATEMENT OF ADDITIONAL INFORMATION
Non-Funds of Funds
March 1, 2018, as supplemented through December 19, 2018
Russell Investment Company (“RIC”) is a single legal entity organized as a Massachusetts business trust. RIC operates investment portfolios referred to as “Funds.” RIC offers shares of beneficial interest (“Shares”) in the Funds in multiple separate Prospectuses.
This Statement of Additional Information (“SAI”) is not a Prospectus; this SAI should be read in conjunction with the Funds' Prospectus, dated March 1, 2018 and any supplements thereto, which may be obtained without charge by telephoning or writing RIC at the number or address shown above. You should retain this SAI for future reference.
Capitalized terms not otherwise defined in this SAI shall have the meanings assigned to them in the Prospectus.
This SAI incorporates by reference the Funds' Annual Report to Shareholders for the year ended October 31, 2017. Copies of the Funds' Annual Report accompany this SAI.
As of the date of this SAI, RIC is comprised of 34 Funds. This SAI relates to 26 of these Funds. Each of the Funds presently offers interests in different classes of Shares as described in the table below. Unless otherwise indicated, this SAI relates to all classes of Shares of the Funds.
Ticker Symbol By Class
Fund	A	C	E	M [4]	P [5]	R6	S	T [6]	Y
U.S. Core Equity Fund#	RSQAX	REQSX	REAEX	RAAUX	RAARX	RUCRX	RLISX	RAAHX	REAYX
U.S. Defensive Equity Fund*	REQAX	REQCX	REQEX	RDFUX	RDFMX	RUDRX	REQTX	RDFAX	REUYX
U.S. Dynamic Equity Fund[1]	RSGAX	RSGCX	RSGEX	RDYTX	RDYMX	RDYRX	RSGSX	RDYAX	RSGTX
U.S. Strategic Equity Fund[1]	RSEAX	RSECX	RSEEX	RUSTX	RUSMX	RESRX	RSESX	RUSAX	RUSPX
U.S. Large Cap Equity Fund**	RLCZX	RLCCX	—	RLFTX	RLFMX	RULRX	RLCSX	RLFAX	—
U.S. Mid Cap Equity Fund[1]	RMCAX	RMCCX	—	RMZTX	RMZMX	RUMRX	RMCSX	RMZAX	—
U.S. Small Cap Equity Fund[1]	RLACX	RLECX	REBEX	RUNTX	RUNMX	RSCRX	RLESX	RUNAX	REBYX
International Developed Markets Fund[1]	RLNAX	RLNCX	RIFEX	RNTTX	RNTMX	RIDRX	RINTX	RNTEX	RINYX
Global Equity Fund[1]	RGEAX	RGECX	RGEEX	RGDTX	RGDMX	RGLRX	RGESX	RGDAX	RLGYX
Emerging Markets Fund[1]	REMAX	REMCX	REMEX	RMMTX	RMMMX	REGRX	REMSX	RMMAX	REMYX
Tax-Managed U.S. Large Cap Fund[1]	RTLAX	RTLCX	RTLEX	RTMTX	RTMMX	—	RETSX	RTMAX	—
Tax-Managed U.S. Mid & Small Cap Fund[1]	RTSAX	RTSCX	RTSEX	RTOUX	RTOMX	—	RTSSX	RTOAX	—
Tax-Managed International Equity Fund[1]	RTNAX	RTNCX	RTNEX	RTIUX	RTIMX	—	RTNSX	RTIBX	—
Global Opportunistic Credit Fund***1	RGCAX	RGCCX	RCCEX	RGOTX	RGOMX	RGCRX	RGCSX	RGOAX	RGCYX
Unconstrained Total Return Fund	RUTAX	RUTCX	RUTEX	RUCTX	RUCMX	RUTRX	RUTSX	RUCAX	RUTYX
Strategic Bond Fund[1]	RFDAX	RFCCX	RFCEX	RSYTX	RSYMX	RSBRX	RFCTX	RSYAX	RFCYX
Investment Grade Bond Fund[1]	RFAAX	RFACX	RFAEX	RIWTX	RIWMX	RIGRX	RFATX	RIWAX	RFAYX
Short Duration Bond Fund[1]	RSBTX	RSBCX	RSBEX	RSDTX	RSDMX	RDBRX	RFBSX	RSDAX	RSBYX
Tax-Exempt High Yield Bond Fund[2]	RTHAX	RTHCX	RTHEX	RHYTX	RHYMX	—	RTHSX	RHYGX	—
Tax-Exempt Bond Fund[3]	RTEAX	RTECX	RTBEX	RBCUX	RBCMX	—	RLVSX	RBCAX	—
Commodity Strategies Fund[1]	RCSAX	RCSCX	RCSEX	RCOTX	RCOMX	RCSRX	RCCSX	RCOAX	RCSYX
Global Infrastructure Fund[1]	RGIAX	RGCIX	RGIEX	RGFTX	RGFMX	RGIRX	RGISX	RGFBC	RGIYX
Global Real Estate Securities Fund[1]	RREAX	RRSCX	RREEX	RETTX	RETMX	RRSRX	RRESX	RETAX	RREYX
Multi-Strategy Income Fund[1]	RMYAX	RMYCX	RMYEX	RGYTX	RGYMX	RMIRX	RMYSX	RGYAX	RMYYX
Multi-Asset Growth Strategy Fund	RAZAX	RAZCX	RMGEX	RMATX	RMAMS	RMGRX	RMGSX	RMAKX	RMGYX
Strategic Call Overwriting Fund[1]	ROWAX	ROWCX	ROWEX	RCAUX	RCAMX	ROWRX	ROWSX	RCAAX	—
#	Effective September 12, 2018, the U.S. Core Equity Fund changed its name to the Equity Income Fund and changed its investment strategy from principally investing in common stocks of large and medium capitalization U.S. companies to principally investing in common stocks of dividend-paying large and medium capitalization U.S. companies. For more details, please see the September 19, 2018 supplement to the Fund’s Prospectus dated March 1, 2018. Effective March 1, 2017, the Fund removed “Russell” from its name.
*	Effective January 1, 2019, the U.S. Defensive Equity Fund will change its name to the Sustainable Equity Fund and will change its investment strategy from employing a defensive style of investing to pursuing a “sustainable” investment strategy. For more details, please see the September 19, 2018 supplement to the Fund’s Prospectus dated March 1, 2018. Effective March 1, 2017, the Fund removed “Russell” from its name.
**	The U.S. Large Cap Equity Fund was reorganized into the Multifactor U.S. Equity Fund on April 27, 2018. Effective March 1, 2017, the Fund removed “Russell” from its name.
***	Effective March 1, 2019, the Global Opportunistic Credit Fund will change its name to the Opportunistic Credit Fund.

[1]	Effective March 1, 2017, the Fund removed “Russell” from its name.
[2]	Prior to March 1, 2017, the Fund’s name was Russell Tax Exempt High Yield Bond Fund.
[3]	Prior to March 1, 2017, the Fund’s name was Russell Tax Exempt Bond Fund.
[4]	Effective September 15, 2017, Class T Shares were redesignated as Class M Shares.
[5]	Effective March 1, 2018, Class A3 Shares were redesignated as Class P Shares. Class P Shares are not currently being offered to investors and are not available for sale in any state.
[6]	Effective September 22, 2017, Class A1 Shares were redesignated as Class T Shares. Class T Shares are not currently being offered to investors and are not available for sale in any state.

Structure And Governance
ORGANIZATION AND BUSINESS HISTORY.
RIC commenced business operations as a Maryland corporation on October 15, 1981. On January 2, 1985, RIC reorganized by changing its domicile and legal status to a Massachusetts business trust.
RIC is currently organized and operating under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (the “Master Trust Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees (“Board” or the “Trustees”) may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIC as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIC or the Fund, respectively. However, the Trustees may, without the affirmative vote of a majority of the outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of RIC or a Fund by a vote of a majority of the Trustees or written instrument executed by a majority of their number then in office, terminate, liquidate or reorganize any Fund or any class of Shares of any such Fund at any time by written notice to affected Shareholders. RIC is a registered open-end management investment company. Each of the Funds, except for the Unconstrained Total Return Fund, is diversified. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
RIC is authorized to issue Shares of beneficial interest, and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio—a “Fund.” Each Fund is deemed to be a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their Shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIC or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the Prospectuses with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the 1940 Act, the rules thereunder and Securities and Exchange Commission (“SEC”) interpretations thereof.
RIC Funds are authorized to issue Shares of beneficial interest in one or more classes. Shares of each class of a Fund have a par value of $0.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Shares of each class of a Fund represent proportionate interests in the assets of that Fund and have the same voting and other rights and preferences as the Shares of other classes of the Fund. Shares of each class of a Fund are entitled to the dividends and distributions earned on the assets belonging to the Fund that the Board declares. Each class of Shares is designed to meet different investor needs. Class A and Class T Shares are subject to (1) an initial sales charge and (2) a Rule 12b-1 fee of up to 0.75% (presently limited to 0.25%). Class C Shares are subject to a Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25%.  Class E Shares are subject to a shareholder services fee of 0.25%. The Class M, Class P, Class R6, Class S and Class Y Shares are not subject to either a Rule 12b-1 fee or a shareholder services fee. Unless otherwise indicated, “Shares” in this SAI refers to all classes of Shares of the Funds.
Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIC shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.
The Funds' investment adviser is Russell Investment Management, LLC (“RIM” or the “Adviser”). The Funds, other than the Strategic Call Overwriting Fund, divide responsibility for investment advice between RIM and a number of money managers unaffiliated with RIM. The Strategic Call Overwriting Fund is managed directly by RIM and, thus, all references to money managers do not apply to this Fund.

The Emerging Markets and the Global Infrastructure Funds have claimed a temporary exemption from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and are not subject to registration or regulation as commodity pool operators under the CEA. To the extent the Emerging Markets and the Global Infrastructure Funds are no longer eligible to claim an exclusion from Commodity Futures Trading Commission (“CFTC”) registration in the future, they may incur additional expense.
Pursuant to claims for exclusion from the definition of the term “commodity pool operator” under the CEA, the remaining Funds, other than the Commodity Strategies and Multi-Asset Growth Strategy Funds, are not subject to registration or regulation as commodity pool operators under the CEA. In order to maintain the exclusion, the Funds must annually affirm to the National Futures Association that they have met and will continue to meet the conditions necessary to qualify for the exclusion. In the event that the Funds engage in transactions that require registration as a commodity pool operator in the future, the Funds will comply with applicable regulations with respect to that Fund. If a Fund registers as a commodity pool operator and operates subject to CFTC regulation, it may incur additional expenses.
RIM is registered as a “commodity pool operator” under the CEA and the rules of the CFTC and is subject to regulation as a commodity pool operator under the CEA with respect to the Commodity Strategies and Multi-Asset Growth Strategy Funds and with respect to their respective subsidiaries, the Cayman Commodity Strategies Fund Ltd. (the “Commodity Strategies Subsidiary”) and the Cayman Multi-Asset Growth Strategy Fund, Ltd. (the “Multi-Asset Growth Strategy Subsidiary”) (collectively, the “CFTC Registered Funds”). As the CFTC Registered Funds operate subject to CFTC regulation, they may incur additional expenses. The CFTC has neither reviewed nor approved the CFTC Registered Funds, their investment strategies or this SAI.
SHAREHOLDER MEETINGS.
RIC will not hold annual meetings of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board, (ii) upon written request to the Board by shareholders holding at least 10% of RIC's outstanding Shares, or (iii) upon the Board’s failure to honor the shareholders’ request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. The Board will provide the assistance required by the 1940 Act in connection with any special meeting called by shareholders following a failure of the Board to honor a shareholder request for a special meeting. Each share of a class of a Fund has one vote in Trustee elections and other matters submitted for shareholder vote.  On any matter which affects only a particular Fund or class, only Shares of that Fund or class are entitled to vote. There are no cumulative voting rights.
CONTROLLING SHAREHOLDERS.
The Trustees have the authority and responsibility under applicable state law to direct the management of the business of RIC, and hold office unless they retire (or upon reaching the mandatory retirement age of 75), resign or are removed by, in substance, a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. Under these circumstances, no one person, entity or shareholder “controls” RIC. For a list of shareholders owning 5% or more of any class of any Fund’s Shares or more than 25% of the voting Shares of any Fund, please refer to the Appendix at the end of this SAI.
TRUSTEES AND OFFICERS.
The Board of Trustees is responsible under applicable state law for generally overseeing management of the business and affairs of RIC and does not manage operations on a day-to-day basis. The officers of RIC, all of whom are employed by and are officers of RIM or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The Board of Trustees carries out its general oversight responsibilities in respect of the Funds' operations by, among other things, meeting with RIC management at the Board's regularly scheduled meetings and as otherwise needed and, with the assistance of RIC management, monitoring or evaluating the performance of the Funds' service providers, including RIM, the Funds' custodian and the Funds' transfer agent. As part of this oversight process, the Board of Trustees consults not only with management and RIM, but with RIC's independent auditors, Fund counsel and separate counsel to the Independent Trustees. The Board of Trustees monitors Fund performance as well as the quality of services provided to the Funds. As part of its monitoring efforts, the Board of Trustees reviews Fund fees and expenses in light of the nature, scope and overall quality of services provided to the Funds. The Board of Trustees is required under the 1940 Act to review and approve the Funds' contracts with RIM and the money managers.
The Trustees are responsible generally for overseeing the management and operations of RIC. The Trustees and RIC’s officers may amend the Prospectus, any summary prospectus, the SAI and any contracts to which RIC or a Fund is a party and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Prospectus or SAI. Neither the Prospectus, any summary prospectus, the SAI, any contracts filed as exhibits to RIC’s registration statement, nor any other communications or disclosure documents from or on behalf of RIC creates a contract between a shareholder of a Fund and: (i) RIC; (ii) a Fund; (iii) a service provider to RIC or a Fund; and/or (iv) the Trustees or officers of RIC.
Generally, a Trustee may be removed at any time by a vote of two-thirds of the number of Trustees or of RIC Shares outstanding. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as after filling such vacancy, two-thirds of the Trustees have been elected by shareholders. There is one Trustee Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board’s responsibilities.
The Trustees and officers of the Funds also serve in similar positions for funds of funds (the “Funds of Funds”) which invest principally in different combinations of some of the Funds. Thus, if the interests of a Fund and a Fund of Funds were to diverge, it is possible that a conflict of interest could arise. If such a conflict arises, the Trustees and officers of the affected Funds, respectively, will take all steps they believe reasonable to manage, and where possible, minimize the potential conflict, including possibly by disclosing the conflict to shareholders.
The Board of Trustees is currently comprised of seven Trustees, one of whom, Mark Spina, is an Interested Trustee. Mark Spina is an officer of RIC and is thus classified as an Interested Trustee. There are six Independent Trustees, including Kristianne Blake, who has served as the Chair of the Board since 2005. The Board of Trustees has established a standing Audit Committee, a standing Nominating and Governance Committee and a standing Investment Committee which assist in performing aspects of its role in oversight of the Funds' operations and are described in more detail in the following paragraphs. The Board’s role in risk oversight of the Funds reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Funds. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Funds, but relies upon the Funds' management (including the Funds' portfolio managers), the Funds' Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser (including the Adviser’s Chief Risk Officer (“CRO”)) to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Under the Funds' multi-manager structure, the Adviser is responsible for oversight, including risk management oversight, of the services provided by the Funds' money managers, and providing reports to the Board with respect to the money managers. In addition to reports and other information received from Fund management and the Adviser regarding the Funds' investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with representatives of the Funds' senior management, including its CCO, to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Funds. The Board receives quarterly reports from the CCO and the CRO and other representatives of the Funds' senior management which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee, the Investment Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Funds' independent public accounting firm to review, among other things, the independent public accounting firm’s comments with respect to the Funds' financial policies, procedures and internal accounting controls and management’s responses thereto. The Board believes it is not possible to identify all risks that may affect the Funds; it is not practical or cost-effective to eliminate or mitigate all risks; and it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve their investment objectives. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Board, the Funds, the Adviser, the Adviser’s affiliates or other service providers. Because the Chairman of the Board and the Chair of each of the Board’s Audit, Investment and Nominating and Governance Committees are Independent Trustees, the manner in which the Board administers its risk oversight efforts is not expected to have any significant impact on the Board’s leadership structure. The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Funds, including such factors as the number of Funds, the Funds' share classes, the Funds' distribution arrangements and the Funds' manager of managers structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities.
RIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee’s current responsibilities. The Audit Committee’s primary functions are: (1) to assist Board oversight of (a) the integrity of the Funds' financial statements, (b) RIC's compliance with legal and regulatory requirements that relate to financial reporting, as appropriate, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of RIC's independent registered public accounting firm; (2) to oversee the preparation of an Audit

Committee report as required by the SEC to be included in RIC's Form N-CSR or any proxy statement, as applicable; (3) to oversee RIC's accounting and financial reporting policies and practices and its internal controls; and (4) to act as a liaison between RIC's independent registered public accounting firm and the full Board. The Audit Committee reviews both the audit and non-audit work of RIC's independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and pre-approves all audit and non-audit services to be rendered by the independent registered public accounting firm for RIC. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the auditor’s responsibility to plan and carry out a proper audit. Currently, the Audit Committee members are Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2017, the Audit Committee held six meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Investment Committee, which sets forth the Investment Committee’s current responsibilities. The Investment Committee: (1) shall regularly review and monitor the investment strategies and investment performance of the Funds; (2) shall review the kind, scope, and format of, and the time periods covered by, the investment performance data and related reports provided to the Board; (3) may review the investment performance benchmarks and peer groups used in reports delivered to the Board; (4) may review such matters that are related to the investments, investment strategies and investment performance of the Funds as would be considered by the Board as the Committee may deem to be necessary or appropriate; and (5) may meet with any officer of RIC, or officer or other representative of RIM, any subadviser to a fund or other service provider to RIC. Currently, the Investment Committee members are Messrs. Thaddas L. Alston, Mark Spina, Raymond P. Tennison, Jr. and Jack R. Thompson and Ms. Katherine W. Krysty. For the fiscal year ended October 31, 2017, the Investment Committee held four meetings.
RIC's Board of Trustees has adopted and approved a formal written charter for the Nominating and Governance Committee, which sets forth the Nominating and Governance Committee’s current responsibilities. The primary functions of the Nominating and Governance Committee are to: (1) nominate and evaluate individuals for Trustee membership on the Board, including individuals who are not interested persons of RIC for Independent Trustee membership; (2) supervise an annual assessment by the Trustees taking into account such factors as the Committee may deem appropriate; (3) review the composition of the Board; (4) review Independent Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. In identifying and evaluating nominees, the Nominating and Governance Committee considers factors it deems relevant which include: whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Board of Trustees of RIC; whether or not the person has any relationship that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates; whether or not the person serves on boards of, or is otherwise affiliated with, competing organizations or funds; and the character and integrity of the person and the contribution which the person can make to the Board. The Nominating and Governance Committee does not have a formal diversity policy but it may consider diversity of professional experience, education and skills when evaluating potential nominees. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members are Messrs. Raymond P. Tennison, Jr. and Thaddas L. Alston and Mses. Kristianne Blake and Cheryl Burgermeister, each of whom is an Independent Trustee. For the fiscal year ended October 31, 2017, the Nominating and Governance Committee held one meeting.
Independent Trustees are paid an annual retainer plus meeting attendance and chairperson fees, both at the Board and Committee levels, in addition to any travel and other expenses incurred in attending Board and Committee meetings. RIC's officers and employees are paid by RIM or its affiliates.
Each Trustee was selected to join the Board based upon a variety of factors, including, but not limited to, the Trustee’s background, business and professional experience, qualifications and skills. No factor, by itself, has been controlling in the selection evaluations.
The following tables provide information, as of the date of this SAI, for each officer and Trustee of the Russell Investments Fund Complex. The Russell Investments Fund Complex consists of RIC, which has 34 funds and Russell Investment Funds (“RIF”), which has nine funds. Each of the Trustees is a trustee of RIC and RIF. The first table provides information for the Interested Trustee. The second table provides information for the Independent Trustees. The third table provides information for the Trustee Emeritus. The fourth table provides information for the officers.
Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Mr. Spina has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer and/or director of the RIC and RIF Funds, the Adviser and various affiliates of the Adviser providing services to the RIC and RIF Funds, Mr. Spina is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the RIC and RIF Funds.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEE
Mark Spina# Born June 8, 1970 1301 Second Avenue, 18th Floor, Seattle, WA 98101	• President and Chief Executive Officer since 2017 • Trustee since 2017	• Until successor is chosen and qualified by Trustees • Appointed until successor is duly elected and qualified	• President and CEO, RIC and RIF • Chairman of the Board, President, Russell Investments Financial Services, LLC (“RIFIS”) • Chairman of the Board, Russell Investments Fund Services, LLC (“RIFUS”) • Director, RIM • From 2015-2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor • From 2008-2015, Head of Intermediary Distribution, Voya Investment Management	43	• None
*	Each Trustee is subject to mandatory retirement at age 75.
#	Mr. Spina is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2006	• Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Kristianne Blake Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman since 2005	• Appointed until successor is duly elected and qualified • Approved annually	• Lead Independent Director, Avista Corp. (electric utilities) • Until May 2017, Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • Until June 2014, Director, Ecova (total energy and sustainability management) • Until December 2013, Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds (investment company)	43	• Lead Independent Director, Avista Corp (electric utilities)
• Until May 2017, Director, Avista Corp (electric utilities)
• Until June 2014, Director, Ecova (total energy and sustainability management)
• Until December 2013, Trustee, Principal Investors Funds (investment company)
• Until December 2013, Trustee, Principal Variable Contracts Funds (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2012 • Chairman of the Audit Committee since 2017	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Select Sector SPDR Funds (investment company) • Until December 2014, Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)	43	• Trustee and Chairperson of Select Sector SPDR Funds (investment company)
• From August 2012 through May 2016, Trustee, ALPS Series Trust (investment company)
					• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Katherine W. Krysty Born December 3, 1951 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2014	• Appointed until successor is duly elected and qualified	• Retired • January 2011 through March 2013, President Emerita, Laird Norton Wealth Management (investment company)	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Raymond P. Tennison, Jr. Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2000 • Chairman of the Nominating and Governance Committee since 2007	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust
Jack R. Thompson Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee since 2005 • Chairman of the Investment Committee since 2015	• Appointed until successor is duly elected and qualified • Appointed until successor is duly elected and qualified	• Retired	43	• Until October 2015, Trustee, Russell Exchange Traded Funds Trust

*	Each Trustee is subject to mandatory retirement at age 75.
Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Investments Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
George F. Russell, Jr. Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	• Trustee Emeritus and Chairman Emeritus since 1999	• Until resignation or removal	• Director Emeritus, RIM	43	None

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Mark Spina Born June 8, 1970 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2017	Until successor is chosen and qualified by Trustees	• President and Chief Executive Officer, RIC and RIF
• Chairman of the Board, President, RIFIS
• Chairman of the Board, RIFUS
• Director, RIM
• From 2015 to 2016, Head of Intermediary Distribution and President of Pioneer Funds Distributor
• From 2008 to 2015, Head of Intermediary Distribution, Voya Investment Management
Cheryl Wichers Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RIFUS • 2011 to 2016, Chief Compliance Officer, U.S. One, LLC
Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer, Chief Accounting Officer and Chief Financial Officer since 1998	Until successor is chosen and qualified by Trustees	• Global Head of Fund Services, Russell Investments
• Treasurer, Chief Accounting Officer and CFO, RIC and RIF
• Director and President, RIFUS
• Director, RIM, Russell Investments Trust Company (“RITC”) and RIFIS
• President and Chief Executive Officer, RIC and RIF, June 2016 to June 2017
• October 2011 to December 2013, Head of North America Operations, Russell Investments
Peter Gunning Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2018	Until removed by Trustees	• Global Chief Investment Officer, Russell Investments
• Chief Investment Officer, RIC and RIF
• Chief Executive Officer, Asia Pacific, Russell Investments
• Chief Investment Officer and Managing Director, Russell Investments, January 2008 to September 2013
Mary Beth R. Albaneze Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, Russell Investments • Secretary, RIM, RIFUS and RIFIS • Secretary and Chief Legal Officer, RIC and RIF • Assistant Secretary, U.S. One, LLC

Trustee Compensation Table
For The Fiscal Year Ended October 31, 2017
	AGGREGATE COMPENSATION FROM RIC	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF RIC EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM RIC AND RUSSELL INVESTMENTS FUND COMPLEX PAID TO TRUSTEES
INTERESTED TRUSTEES
Mark Spina*	$0	$0	$0	$0
INDEPENDENT TRUSTEES
Thaddas L. Alston	$176,176	$0	$0	$191,000
Kristianne Blake	$253,850	$0	$0	$275,250
Cheryl Burgermeister	$187,697	$0	$0	$203,500
Daniel P. Connealy#	$124,557	$0	$0	$135,000
Katherine W. Krysty	$172,945	$0	$0	$187,500
Raymond P. Tennison, Jr.	$187,239	$0	$0	$203,000
Jack R. Thompson	$186,775	$0	$0	$202,500
TRUSTEE EMERITUS
George F. Russell, Jr.	$0	$0	$0	$0
* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.
# Effective June 30, 2018, Mr. Connealy retired from the Board and no longer serves as a Trustee of the Trust.

Equity Securities Beneficially Owned By Trustees
For The Calendar Year Ended December 31, 2017
	DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN RUSSELL INVESTMENTS FUND COMPLEX
INTERESTED TRUSTEES
Mark Spina*	None	None	None
INDEPENDENT TRUSTEES
Thaddas L. Alston	Investment Grade Bond Fund	Over $100,000	Over $100,000
	Short Duration Bond Fund	$50,001-$100,000
Kristianne Blake	Tax-Managed U.S. Large Cap Fund	$50,001-$100,000	Over $100,000
	Tax-Managed U.S. Mid & Small Cap Fund	$50,001-$100,000
	Tax-Exempt Bond Fund	Over $100,000
	Global Infrastructure Fund	$50,001-$100,000
Cheryl Burgermeister	Global Equity Fund	Over $100,000	Over $100,000
Daniel P. Connealy#	U.S. Core Equity Fund	Over $100,000	Over $100,000
	U.S. Defensive Equity Fund	$10,001-$50,000
	U.S. Dynamic Equity Fund	$50,001-$100,000
	International Developed Markets Fund	$10,001-$50,000
	Emerging Markets Fund	$50,001-$100,000
	Strategic Bond Fund	$10,001-$50,000
Katherine W. Krysty	Strategic Bond Fund	$1,000-$10,000	$50,001-$100,000
	Short Duration Bond Fund	$1,000-$10,000
	Tax-Exempt Bond Fund	$50,001-$100,000
	Commodity Strategies Fund	$1,000-$10,000
Raymond P. Tennison, Jr.	U.S. Core Equity Fund	Over $100,000	Over $100,000
	U.S. Defensive Equity Fund	Over $100,000
	Tax-Exempt Bond Fund	$50,001-$100,000
	Global Real Estate Securities Fund	$50,001-$100,000
Jack R. Thompson	Global Equity Fund	$10,001-$50,000	Over $100,000
	Global Infrastructure Fund	$10,001-$50,000
	Global Real Estate Securities Fund	$10,001-$50,000
	Multi-Strategy Income Fund	$10,001-$50,000
TRUSTEE EMERITUS
George F. Russell, Jr.	None	None	None

* Mr. Spina was elected to the Board of Trustees effective June 1, 2017.
# Effective June 30, 2018, Mr. Connealy retired from the Board and no longer serves as a Trustee of the Trust.
Operation Of RIC
SERVICE PROVIDERS.
RIC's principal service providers are:
Adviser	Russell Investment Management, LLC
Administrator and Transfer and Dividend Disbursing Agent	Russell Investments Fund Services, LLC

Money Managers	Multiple professional discretionary and/or non-discretionary investment management organizations
Custodian and Portfolio Accountant	State Street Bank and Trust Company
Distributor	Russell Investments Financial Services, LLC
The Trustees, on behalf of RIC, enter into service agreements with RIM, RIFUS and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of RIC and the Funds. Shareholders are not third-party beneficiaries of such agreements.
ADVISER.
The Funds' investment adviser is RIM, 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIM was established in 1982 and pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2017, managed over $40.2 billion in 43 mutual fund portfolios. RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds.
RIM is an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd., a Cayman company through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (“TA Associates”) (the “TA Funds”) indirectly have a majority ownership interest through alternative investment vehicles (the “TA Alternative Investment Vehicles”) and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. (“Reverence Capital”) (the “Reverence Capital Funds”) indirectly have a significant minority controlling ownership interest through certain Reverence Capital Funds and alternative investment vehicles (the “Reverence Capital Entities”) in RIM and its affiliates (“Russell Investments”). The TA Alternative Investment Vehicles are ultimately controlled by a Cayman corporation, TA Associates Cayman, Ltd., and the Reverence Capital Entities are ultimately controlled by Milton Berlinski, Alexander Chulack and Peter Aberg. TA Associates is one of the oldest and most experienced global growth private equity firms. Reverence Capital is a private investment firm, focused on investing in leading financial services companies. Members of Russell Investments’ management also hold minority, non-controlling positions in Russell Investments Group, Ltd.
For all Funds other than the Strategic Call Overwriting Fund, subject to the approval of the Funds’ Board, RIM selects, oversees and evaluates the performance results of the Funds’ money managers and allocates a portion of Fund assets among multiple money manager investment strategies. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of Fund assets to manage directly and selects the individual portfolio instruments for the assets assigned to it, (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Fund or (3) both a discretionary and non-discretionary assignment.  RIM does not evaluate the investment merits of a money manager’s individual security selections or recommendations.  Money managers are unaffiliated with RIM. RIM manages Fund assets not allocated to money manager strategies. RIM also manages the portion of Fund assets for which a Fund's non-discretionary money managers provide model portfolios to RIM and each Fund’s cash balances. RIM may also manage portions of a Fund during transitions between money managers. RIM, as agent for RIC, pays the money managers’ fees for the Funds, as a fiduciary for the Funds, out of the advisory fee paid by the Funds to RIM. The remainder of the advisory fee is retained by RIM as compensation for the services described above and to pay expenses.
Each of the Funds pays the following advisory fee directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds:
Fund	Asset Level	Fee
U.S. Core Equity Fund	All assets	0.55%
U.S. Defensive Equity Fund	All assets	0.55%
U.S. Dynamic Equity Fund	First $2 billion	0.80%
	Next $3 billion	0.76%
	Next $5 billion	0.73%
	In excess of $10 billion	0.71%
U.S. Strategic Equity Fund	First $2 billion	0.75%
	Next $3 billion	0.71%
	Next $5 billion	0.68%
	In excess of $10 billion	0.66%

Fund	Asset Level	Fee
U.S. Large Cap Equity Fund	First $2 billion	0.70%
	Next $3 billion	0.66%
	Next $5 billion	0.63%
	In excess of $10 billion	0.61%
U.S. Mid Cap Equity Fund	First $2 billion	0.80%
	Next $3 billion	0.76%
	Next $5 billion	0.73%
	In excess of $10 billion	0.71%
U.S. Small Cap Equity Fund	All assets	0.70%
International Developed Markets Fund	All assets	0.70%
Global Equity Fund	First $2 billion	0.95%
	Next $3 billion	0.91%
	Next $5 billion	0.88%
	In excess of $10 billion	0.86%
Emerging Markets Fund	First $2 billion	1.15%
	Next $3 billion	1.11%
	Next $5 billion	1.08%
	In excess of $10 billion	1.06%
Tax-Managed U.S. Large Cap Fund	First $1.5 billion	0.70%
	Next $2.5 billion	0.66%
	Next $4 billion	0.63%
	In excess of $8 billion	0.61%
Tax-Managed U.S. Mid & Small Cap Fund	First $1.5 billion	0.98%
	Next $2.5 billion	0.94%
	Next $4 billion	0.91%
	In excess of $8 billion	0.89%
Tax-Managed International Equity Fund	First $1.5 billion	0.85%
	Next $2.5 billion	0.81%
	Next $4 billion	0.78%
	In excess of $8 billion	0.76%
Global Opportunistic Credit Fund	First $2 billion	1.00%
	Next $3 billion	0.96%
	Next $5 billion	0.93%
	In excess of $10 billion	0.91%
Unconstrained Total Return Fund	First $2 billion	1.00%
	Next $3 billion	0.96%
	Next $5 billion	0.93%
	In excess of $10 billion	0.91%
Strategic Bond Fund	First $2 billion	0.50%
	Next $3 billion	0.46%
	Next $5 billion	0.43%
	In excess of $10 billion	0.41%
Investment Grade Bond Fund	All assets	0.25%
Short Duration Bond Fund	First $2 billion	0.45%
	Next $3 billion	0.41%
	Next $5 billion	0.38%
	In excess of $10 billion	0.36%
Tax-Exempt Bond Fund	All assets	0.30%
Tax-Exempt High Yield Bond Fund	All assets	0.50%

Fund	Asset Level	Fee
Commodity Strategies Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Global Infrastructure Fund	First $2 billion	1.25%
	Next $3 billion	1.21%
	Next $5 billion	1.18%
	In excess of $10 billion	1.16%
Global Real Estate Securities Fund	First $2 billion	0.80%
	Next $3 billion	0.76%
	Next $5 billion	0.73%
	In excess of $10 billion	0.71%
Multi-Strategy Income Fund	First $2 billion	0.75%
	Next $3 billion	0.71%
	Next $5 billion	0.68%
	In excess of $10 billion	0.66%
Multi-Asset Growth Strategy Fund	First $2 billion	0.85%
	Next $3 billion	0.81%
	Next $5 billion	0.78%
	In excess of $10 billion	0.76%
Strategic Call Overwriting Fund	All assets	0.80%
Effective January 1, 2019, each of the Funds will pay the following advisory fees directly to RIM, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds:
Fund	Asset Level	Fee
Equity Income Fund	All assets	0.55%
Sustainable Equity Fund	All assets	0.55%
U.S. Dynamic Equity Fund	First $1.0 billion	0.80%
	Next $2.0 billion	0.76%
	Next $3.0 billion	0.73%
	In excess of $6.0 billion	0.71%
U.S. Strategic Equity Fund	First $1.0 billion	0.75%
	Next $2.0 billion	0.71%
	Next $3.0 billion	0.68%
	In excess of $6.0 billion	0.66%
U.S. Mid Cap Equity Fund	First $1.0 billion	0.80%
	Next $2.0 billion	0.76%
	Next $3.0 billion	0.73%
	In excess of $6.0 billion	0.71%
U.S. Small Cap Equity Fund	All assets	0.70%
International Developed Markets Fund	All assets	0.70%
Global Equity Fund	First $1.0 billion	0.95%
	Next $2.0 billion	0.91%
	Next $3.0 billion	0.88%
	In excess of $6.0 billion	0.86%
Emerging Markets Fund	First $1.0 billion	1.15%
	Next $2.0 billion	1.11%
	Next $3.0 billion	1.08%
	In excess of $6.0 billion	1.06%

Fund	Asset Level	Fee
Tax-Managed U.S. Large Cap Fund	First $1.0 billion	0.70%
	Next $2.0 billion	0.66%
	Next $3.0 billion	0.63%
	In excess of $6.0 billion	0.61%
Tax-Managed U.S. Mid & Small Cap Fund	First $1.0 billion	0.98%
	Next $2.0 billion	0.94%
	Next $3.0 billion	0.91%
	In excess of $6.0 billion	0.89%
Tax-Managed International Equity Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Opportunistic Credit Fund	First $1.0 billion	1.00%
	Next $2.0 billion	0.96%
	Next $3.0 billion	0.93%
	In excess of $6.0 billion	0.91%
Unconstrained Total Return Fund	First $1.0 billion	1.00%
	Next $2.0 billion	0.96%
	Next $3.0 billion	0.93%
	In excess of $6.0 billion	0.91%
Strategic Bond Fund	First $1.0 billion	0.50%
	Next $2.0 billion	0.46%
	Next $3.0 billion	0.43%
	In excess of $6.0 billion	0.41%
Investment Grade Bond Fund	All assets	0.25%
Short Duration Bond Fund	First $1.0 billion	0.45%
	Next $2.0 billion	0.41%
	Next $3.0 billion	0.38%
	In excess of $6.0 billion	0.36%
Tax-Exempt Bond Fund	All assets	0.30%
Tax-Exempt High Yield Bond Fund	All assets	0.50%
Commodity Strategies Fund	First $1.0 billion	1.25%
	Next $2.0 billion	1.21%
	Next $3.0 billion	1.18%
	In excess of $6.0 billion	1.16%
Global Infrastructure Fund	First $1.0 billion	1.25%
	Next $2.0 billion	1.21%
	Next $3.0 billion	1.18%
	In excess of $6.0 billion	1.16%
Global Real Estate Securities Fund	First $1.0 billion	0.80%
	Next $2.0 billion	0.76%
	Next $3.0 billion	0.73%
	In excess of $6.0 billion	0.71%
Multi-Strategy Income Fund	First $1.0 billion	0.75%
	Next $2.0 billion	0.71%
	Next $3.0 billion	0.68%
	In excess of $6.0 billion	0.66%

Fund	Asset Level	Fee
Multi-Asset Growth Strategy Fund	First $1.0 billion	0.85%
	Next $2.0 billion	0.81%
	Next $3.0 billion	0.78%
	In excess of $6.0 billion	0.76%
Strategic Call Overwriting Fund	All assets	0.80%
Each Fund invests its cash reserves in an unregistered cash management fund advised by RIM. RIM has waived its 0.05% advisory fee for the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee.
The Funds paid RIM the following advisory fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2017, 2016 and 2015, respectively:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
U.S. Core Equity Fund	$ 3,668,163	$ 4,208,202	$ 6,972,626	0.55%	0.55%	0.55%
U.S. Defensive Equity Fund	3,366,013	4,836,843	6,123,019	0.55%	0.55%	0.55%
U.S. Dynamic Equity Fund	2,455,385	4,047,009	5,219,885	0.80%	0.80%	0.80%
U.S. Strategic Equity Fund	21,977,317	25,242,078	29,744,006	0.74%	0.74%	0.75%
U.S. Large Cap Equity Fund	1,580,024	2,608,556	3,085,821	0.70%	0.70%	0.70%
U.S. Mid Cap Equity Fund	1,274,131	1,402,341	1,697,403	0.80%	0.80%	0.80%
U.S. Small Cap Equity Fund	12,995,461	12,965,250	16,199,391	0.70%	0.70%	0.70%
International Developed Markets Fund	17,873,029	17,585,426	24,179,052	0.70%	0.70%	0.70%
Global Equity Fund	23,270,983	23,585,314	29,725,650	0.94%	0.95%	0.95%
Emerging Markets Fund	26,757,935	24,612,125	31,296,186	1.14%	1.15%	1.15%
Tax-Managed U.S. Large Cap Fund	14,415,343	11,882,582	9,975,712	0.69%	0.70%	0.70%
Tax-Managed U.S. Mid & Small Cap Fund	4,670,351	3,756,396	3,463,360	0.98%	0.98%	0.98%
Tax-Managed International Equity Fund(1)	7,209,703	4,437,646	1,397,805	0.85%	0.85%	0.85%
Global Opportunistic Credit Fund	17,573,953	17,481,541	17,600,386	1.00%	1.00%	1.00%
Unconstrained Total Return Fund(2)	5,239,286	263,230	N/A	1.00%	1.00%	N/A
Strategic Bond Fund	24,132,434	28,137,367	34,224,486	0.48%	0.49%	0.50%
Investment Grade Bond Fund	2,305,441	2,824,007	3,552,520	0.25%	0.25%	0.25%
Short Duration Bond Fund	3,656,012	3,665,995	4,756,687	0.45%	0.45%	0.45%
Tax-Exempt High Yield Bond Fund(1)	2,088,566	1,431,593	450,878	0.50%	0.50%	0.50%
Tax-Exempt Bond Fund	5,013,111	4,226,210	4,016,705	0.30%	0.30%	0.30%
Commodity Strategies Fund(3)	8,890,074	8,760,491	11,823,982	1.25%	1.25%	1.25%
Global Infrastructure Fund	13,039,029	15,308,211	19,669,428	1.25%	1.25%	1.25%
Global Real Estate Securities Fund	9,208,267	11,150,988	13,610,324	0.80%	0.80%	0.80%
Multi-Strategy Income Fund(4)	7,214,120	3,023,126	1,028,553	0.75%	0.75%	0.75%
Multi-Asset Growth Strategy Fund(3)(5)	3,975,415	N/A	N/A	0.85%	N/A	N/A
Strategic Call Overwriting Fund	748,713	662,763	700,756	0.80%	0.80%	0.80%
(1)	The Tax-Managed International Equity and Tax-Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	The Unconstrained Total Return Fund commenced operations on September 23, 2016.
(3)	Does not reflect consolidation of Fund’s Subsidiary.
(4)	The Multi-Strategy Income Fund commenced operations on May 4, 2015.
(5)	The Multi-Asset Growth Strategy Fund commenced operations on March 8, 2017.
RIM has contractually agreed to waive and/or reimburse all or a portion of its advisory fees for certain Funds.  These arrangements are not part of the Advisory Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.

Current Waivers:
For the U.S. Core Equity Fund, RIM has contractually agreed, until February 29, 2020, to waive 0.05% of its 0.55% advisory fee for the Fund. This waiver may not be terminated during the relevant period except with Board approval
For the U.S. Strategic Equity Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.56% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the U.S. Large Cap Equity Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the U.S. Mid Cap Equity Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the International Developed Markets Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Global Equity Fund, RIM has entered into a contractual fee waiver agreement, until February 29, 2020, that results in an effective advisory fee not to exceed 0.92%. This waiver may not be terminated during the relevant period except with Board approval.
For the Emerging Markets Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2019, that results in an effective advisory fee not to exceed 1.079%. This waiver may not be terminated during the relevant period except with Board approval.
For the Tax-Managed U.S. Large Cap Fund, RIM has contractually agreed, until February 29, 2020, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Tax-Managed U.S. Mid & Small Cap Fund, RIM has contractually agreed, until February 29, 2020, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.05% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Tax-Managed International Equity Fund, RIM has contractually agreed, until February 29, 2020, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.84% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

For the Global Opportunistic Credit Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2019, that results in an effective advisory fee not to exceed 0.676%. This waiver may not be terminated during the relevant period except with Board approval.
For the Unconstrained Total Return Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis.  This waiver and reimbursement may not be terminated during the relevant period except with Board approval.  Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Strategic Bond Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Investment Grade Bond Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.32% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Short Duration Bond Fund, RIM has entered into a contractual fee waiver agreement, until February 28, 2019, that results in an effective advisory fee not to exceed 0.368%. This waiver may not be terminated during the relevant period except with Board approval.
For the Tax-Exempt High Yield Bond Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Commodity Strategies Fund, RIM has entered into a contractual fee waiver agreement, until February 29, 2020, that results in an effective advisory fee not to exceed 0.7625%. This waiver may not be terminated during the relevant period except with Board approval.
The Commodity Strategies Subsidiary pays RIM an advisory fee at the annual rate of up to 1.25% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Advisory Fees”). Pursuant to a contractual agreement with the Commodity Strategies Fund, RIM has agreed to permanently waive the portion of the advisory fees paid by the Commodity Strategies Fund to RIM in the amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fees received by RIM, if any. This waiver may not be terminated by RIM.
For the Global Infrastructure Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.95% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Global Real Estate Securities Fund, RIM has entered into a contractual fee waiver agreement, until February 29, 2020, that results in an effective advisory fee not to exceed 0.78%. This waiver may not be terminated during the relevant period except with Board approval.

For the Multi-Strategy Income Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.57% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
For the Multi-Asset Growth Strategy Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses and expenses of the Multi-Asset Growth Strategy Subsidiary borne indirectly by the Fund to the extent such expenses exceed 0.73% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
The Multi-Asset Growth Strategy Subsidiary pays RIM an advisory fee at the annual rate of up to 0.85% of the Multi-Asset Growth Strategy Subsidiary’s net assets (the “Multi-Asset Growth Strategy Subsidiary Advisory Fees”). Pursuant to a contractual agreement with the Multi-Asset Growth Strategy Fund, RIM has agreed to permanently waive the portion of the advisory fees paid by the Multi-Asset Growth Strategy Fund to RIM in the amount equal to the amount of the Multi-Asset Growth Strategy Subsidiary Advisory Fees received by RIM, if any. This waiver may not be terminated by RIM.
For the Strategic Call Overwriting Fund, RIM has contractually agreed, until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.
Past Waivers:
For the U.S. Strategic Equity Fund, RIM has contractually agreed, from September 1, 2017 to February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.56% of the daily net assets of the Fund on an annual basis. From August 6, 2012 until August 31, 2017, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales, to the extent such direct Fund-level expenses exceed 0.59% of the daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $9,536,716, $8,198,722 and $6,872,453, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $20,207,290, $17,043,356 and $15,104,864 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the U.S. Large Cap Equity Fund, RIM contractually agreed, from January 15, 2012 until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $598,906, $609,075 and $443,303, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $2,486,915, $1,999,481 and $1,136,721 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the U.S. Mid Cap Equity Fund, RIM contractually agreed, from January 15, 2012 until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $373,361, $437,816 and $392,630. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $1,324,042, $964,525 and $881,501 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.

For the International Developed Markets Fund, RIM has contractually agreed, from September 1, 2017 until February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $699. There were no reimbursements for the period ended October 31, 2017. As a result of the waiver, the Fund paid advisory fees of $17,872,330 for the fiscal year ended October 31, 2017.
For the Emerging Markets Fund, from March 1, 2017 until February 28, 2018, RIM entered into a contractual fee waiver agreement that results in an effective advisory fee not to exceed 1.109%. The total amount of the waiver for the period ended October 31, 2017 was $823,386. There were no reimbursements for the period ended October 31, 2017. As a result of the waiver, the Fund paid advisory fees of $25,934,549 for the fiscal year ended October 31, 2017.
For the Tax-Managed U.S. Mid & Small Cap Fund, RIM contractually agreed, from January 1, 2008 until May 31, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $73,035, $82,956 and $0, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $3,390,325, $3,673,440 and $4,670,351 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Tax-Managed International Equity Fund, RIM contractually agreed, from June 2, 2015 until May 31, 2018, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.89% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $283,441, $745,495 and $731,710, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $1,114,364, $3,692,151 and $6,477,993 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Global Opportunistic Credit Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2016 to February 28, 2018, that resulted in an effective advisory fee not to exceed 0.676%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.324% of its 1.00% advisory fee for the Fund, and from January 1, 2014 until February 28, 2015 agreed to waive 0.28% of its 1.00% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2015, 2016 and 2017 was $5,477,123, $5,661,526 and $5,693,598, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $12,123,263, $11,820,015 and $11,880,355 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Unconstrained Total Return Fund, RIM contractually agreed, from August 23, 2016 until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.72% of the average daily net assets of the Fund on an annual basis.  Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waivers for the periods ended October 31, 2016 and 2017 was $210,981 and $2,651,619, respectively. There were no reimbursements for the periods ended October 31, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $52,249 and $2,587,667 for the fiscal years ended October 31, 2016 and 2017, respectively.
For the Strategic Bond Fund, RIM has contractually agreed, from September 1, 2017 to February 28, 2019 to waive up to the full amount of its advisory fee and then to reimburse the fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. From March 1, 2016 until August 31, 2017, RIM entered into a contractual fee waiver agreement that resulted in an effective advisory fee not to exceed 0.466%. From March 1, 2015 through February 29, 2016, RIM contractually agreed to waive 0.034% of its 0.50% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2015, 2016 and 2017 was $1,507,274, $1,253,859 and $1,042,972, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $32,717,212, $26,883,508 and $23,089,462 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Investment Grade Bond Fund, RIM has contractually agreed, from September 1, 2017 until February 28, 2019, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.32% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2017 was $0. There were no reimbursements for the period ended October 31, 2017. As a result of the waiver, the Fund paid advisory fees of $2,305,441 for the fiscal year ended October 31, 2017.
For the Short Duration Bond Fund, RIM entered into a contractual fee waiver agreement, from March 1, 2016 until February 28, 2018, that resulted in an effective advisory fee not to exceed 0.368%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.082% of its 0.45% advisory fee for the Fund, and from October 1, 2010 through February 28, 2015, agreed to waive 0.05% of its 0.45% advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2015, 2016 and 2017 were $744,716, $668,026 and $666,207, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $4,011,971, $2,997,969 and $2,989,805 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Tax-Exempt High Yield Bond Fund, RIM contractually agreed, from June 2, 2015 until February 28, 2018, to waive up to the full amount of its advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.44% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $266,510, $698,931 and $809,158, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $184,368, $732,662 and $1,279,408 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Commodity Strategies Fund, RIM entered into a contractual fee agreement, from March 1, 2016 until May 31, 2018, that resulted in an effective advisory fee not to exceed 0.8025%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.30% of its advisory fee for the Fund, and from January 1, 2014 until February 28, 2015, to waive 0.27% of its advisory fee for the Fund. Additionally, the Commodity Strategies Subsidiary pays RIM an advisory fee at the annual rate of up to 1.25% of its net assets (the “Commodity Strategies Subsidiary Advisory Fee”). RIM contractually agreed to waive the portion of the advisory fees paid by the Commodity Strategies Fund to RIM in an amount equal to the amount of the Commodity Strategies Subsidiary Advisory Fee received by RIM, if any. RIM waived advisory fees in the amount of $5,540,863, $4,553,936 and $4,853,819 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Commodity Strategies Fund paid advisory fees of $6,283,119, $4,206,555 and $4,036,255 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Global Infrastructure Fund, RIM has contractually agreed, from September 1, 2017 to February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.95% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. From March 1, 2016 until August 31, 2017, RIM entered into a contractual fee agreement that resulted in an effective advisory fee not to exceed 0.90%. From March 1, 2015 until February 29, 2016, RIM contractually agreed to waive 0.33% of its advisory fee for the Fund, and from January 1, 2014 until February 28, 2015, to waive 0.31% of its advisory fee for the Fund. The total amount of the waivers for the periods ended October 31, 2015, 2016 and 2017 was $5,192,729, $4,201,415 and $3,884,666, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017 As a result of the waiver, the Fund paid advisory fees of $14,476,699, $11,106,796 and $9,154,363 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Multi-Strategy Income Fund, RIM has contractually agreed, from September 1, 2017 to February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.57% of the average daily net assets of the Fund on an annual basis. From May 4, 2015 until August 31, 2017, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.65% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $492,335, $1,370,507 and $2,672,814, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $536,218, $1,652,619 and $4,541,306 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
For the Multi-Asset Growth Strategy Fund, RIM has contractually agreed, from September 1, 2017 to February 28, 2019, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses and expenses of the Multi-Asset Growth Strategy Subsidiary borne indirectly by the Fund to the extent such expenses exceed 0.73% of the average daily net assets of the Fund on an annual basis. From March 8, 2017 until August 31, 2017, RIM contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses and expenses of the Multi-Asset Growth Strategy Subsidiary borne indirectly by the Fund to the extent such expenses exceed 0.88% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. Additionally, the Multi-Asset Growth Strategy Subsidiary pays RIM an advisory fee at the annual rate of up to 0.85% of its net assets (the “Multi-Asset Growth Strategy Subsidiary Advisory Fee”). RIM contractually agreed to waive the portion of the advisory fees paid by the Multi-Asset Growth Strategy Fund to RIM in an amount equal to the amount of the Multi-Asset Growth Strategy Subsidiary Advisory Fee received by RIM, if any. The total amount of the waiver for the period ended October 31, 2017 was $1,314,111. There were no reimbursements for the period ended October 31, 2017. As a result of the waiver, the Fund paid advisory fees of $2,661,304 for the fiscal year ended October 31, 2017.
For the Strategic Call Overwriting Fund, RIM contractually agreed, from August 15, 2012 until February 28, 2018, to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses, to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses, or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the periods ended October 31, 2015, 2016 and 2017 was $193,138, $286,135 and $284,100, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Fund paid advisory fees of $507,618, $376,628 and $464,613 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
From its advisory fees, RIM, as agent for RIC, pays all fees to the money managers of the Funds for their investment advisory services. The table in the section entitled “Money Managers” sets forth the fees paid to money managers of the Funds. The following table sets forth the advisory fees retained by RIM with respect to the Funds, net of fees paid to the money managers of the Funds but does not reflect RIM advisory fee waivers and expense reimbursements:
	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
U.S. Core Equity Fund	$ 2,613,132	$ 2,925,705	$ 4,797,394	0.39%	0.38%	0.38%
U.S. Defensive Equity Fund	2,480,782	3,429,046	4,234,952	0.41%	0.39%	0.38%
U.S. Dynamic Equity Fund	1,886,380	3,034,468	3,874,610	0.61%	0.60%	0.59%
U.S. Strategic Equity Fund	17,364,557	19,477,934	22,899,521	0.58%	0.57%	0.58%
U.S. Large Cap Equity Fund	1,192,713	1,902,633	2,225,888	0.53%	0.51%	0.50%
U.S. Mid Cap Equity Fund	831,145	873,007	1,034,997	0.52%	0.50%	0.49%
U.S. Small Cap Equity Fund	6,872,883	6,300,280	7,801,438	0.37%	0.34%	0.34%
International Developed Markets Fund	13,047,154	12,038,906	15,817,848	0.51%	0.48%	0.46%
Global Equity Fund	17,401,786	16,921,343	20,381,912	0.70%	0.68%	0.65%
Emerging Markets Fund	18,501,095	16,266,646	19,883,709	0.79%	0.76%	0.73%
Tax-Managed U.S. Large Cap Fund	11,430,632	8,999,962	7,558,051	0.55%	0.53%	0.53%
Tax-Managed U.S. Mid & Small Cap Fund	3,638,833	2,837,378	2,642,117	0.76%	0.74%	0.75%
Tax-Managed International Equity Fund(1)	5,718,232	3,379,261	1,057,557	0.67%	0.65%	0.65%
Global Opportunistic Credit Fund	12,704,893	11,845,751	11,602,474	0.72%	0.68%	0.66%
Unconstrained Total Return Fund(2)	3,711,586	182,952	N/A	0.71%	0.69%	N/A

	$ Amount Retained			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
Strategic Bond Fund	21,172,137	24,041,962	29,019,074	0.42%	0.42%	0.42%
Investment Grade Bond Fund	1,813,294	2,076,462	2,573,172	0.20%	0.18%	0.18%
Short Duration Bond Fund	3,079,097	3,045,845	4,003,524	0.38%	0.37%	0.38%
Tax-Exempt High Yield Bond Fund(1)	1,217,804	763,991	236,411	0.29%	0.27%	0.26%
Tax-Exempt Bond Fund	3,115,929	2,388,578	2,240,456	0.19%	0.17%	0.17%
Commodity Strategies Fund(3)	7,456,294	7,363,295	9,958,840	1.05%	1.05%	1.05%
Global Infrastructure Fund	10,163,893	11,997,789	15,181,374	0.97%	0.98%	0.96%
Global Real Estate Securities Fund	7,042,296	8,064,491	9,839,000	0.61%	0.58%	0.58%
Multi-Strategy Income Fund(4)	4,677,188	1,838,678	611,066	0.49%	0.46%	0.45%
Multi-Asset Growth Strategy Fund(3)(5)	3,018,466	N/A	N/A	0.65%	N/A	N/A
Strategic Call Overwriting Fund	748,713	662,763	700,756	0.80%	0.80%	0.80%
(1)	The Tax-Managed International Equity and Tax-Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	The Unconstrained Total Return Fund commenced operations on September 23, 2016.
(3)	Does not reflect consolidation of Fund’s Subsidiary.
(4)	The Multi-Strategy Income Fund commenced operations on May 4, 2015.
(5)	The Multi-Asset Growth Strategy Fund commenced operations on March 8, 2017.
ADMINISTRATOR.
RIFUS, with the assistance of RIM and its affiliates, provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by certain third parties such as the custodian. RIFUS, like RIFIS (the Funds' distributor), is a wholly-owned subsidiary of RIM (the Funds' adviser).
Each of the Funds pays an administrative fee directly to RIFUS, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. Services which are administrative in nature are provided by RIFUS pursuant to an Administrative Agreement for an annual fee of up to 0.05% of the average daily net asset value of each Fund.
Each Fund invests its cash reserves in an unregistered cash management fund administered by RIFUS. RIFUS charges a 0.05% administrative fee to the unregistered fund.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee.
The Funds paid RIFUS the following administrative fees (gross of reimbursements and/or waivers) for the fiscal years ended October 31, 2017, 2016 and 2015, respectively.
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
U.S. Core Equity Fund	$ 321,670	$ 369,186	$ 603,629	0.05%	0.05%	0.05%
U.S. Defensive Equity Fund	295,164	424,370	530,263	0.05%	0.05%	0.05%
U.S. Dynamic Equity Fund	148,100	244,105	310,779	0.05%	0.05%	0.05%
U.S. Strategic Equity Fund	1,438,463	1,635,565	1,889,476	0.05%	0.05%	0.05%
U.S. Large Cap Equity Fund	108,935	179,822	210,004	0.05%	0.05%	0.05%
U.S. Mid Cap Equity Fund	76,817	84,584	101,087	0.05%	0.05%	0.05%
U.S. Small Cap Equity Fund	895,297	893,765	1,102,330	0.05%	0.05%	0.05%
International Developed Markets Fund	1,231,307	1,212,274	1,644,896	0.05%	0.05%	0.05%
Global Equity Fund	1,190,886	1,201,665	1,490,399	0.05%	0.05%	0.05%
Emerging Markets Fund	1,127,734	1,034,415	1,296,122	0.05%	0.05%	0.05%
Tax-Managed U.S. Large Cap Fund	1,009,402	822,851	679,070	0.05%	0.05%	0.05%
Tax-Managed U.S. Mid & Small Cap Fund	229,429	184,984	168,386	0.05%	0.05%	0.05%
Tax-Managed International Equity Fund(1)	408,941	251,973	78,497	0.05%	0.05%	0.05%
Global Opportunistic Credit Fund	847,745	843,843	838,568	0.05%	0.05%	0.05%
Unconstrained Total Return Fund(2)	252,552	12,715	N/A	0.05%	0.05%	N/A

	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
Strategic Bond Fund	2,449,606	2,784,025	3,260,596	0.05%	0.05%	0.05%
Investment Grade Bond Fund	444,727	545,126	676,852	0.05%	0.05%	0.05%
Short Duration Bond Fund	391,845	393,144	503,430	0.05%	0.05%	0.05%
Tax-Exempt High Yield Bond Fund(1)	201,387	138,191	43,239	0.05%	0.05%	0.05%
Tax-Exempt Bond Fund	805,773	679,898	637,868	0.05%	0.05%	0.05%
Commodity Strategies Fund(3)	343,005	338,216	450,530	0.05%	0.05%	0.05%
Global Infrastructure Fund	503,064	590,972	749,514	0.05%	0.05%	0.05%
Global Real Estate Securities Fund	555,137	672,642	810,368	0.05%	0.05%	0.05%
Multi-Strategy Income Fund(4)	463,804	194,576	65,527	0.05%	0.05%	0.05%
Multi-Asset Growth Strategy Fund(3)(5)	225,216	N/A	N/A	0.05%	N/A	N/A
Strategic Call Overwriting Fund	45,129	39,983	41,726	0.05%	0.05%	0.05%
(1)	The Tax-Managed International Equity and Tax-Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	The Unconstrained Total Return Fund commenced operations on September 23, 2016.
(3)	Does not reflect consolidation of Fund’s Subsidiary.
(4)	The Multi-Strategy Income Fund commenced operations on May 4, 2015.
(5)	The Multi-Asset Growth Strategy Fund commenced operations on March 8, 2017.
RIFUS has contractually agreed to waive and/or reimburse all or a portion of its administrative fees for certain Funds. These arrangements are not part of the Administrative Agreement with RIC and may be changed or discontinued. The following paragraphs list the current waivers and those that were in effect during the last three fiscal years.
Current Waivers:
The Commodity Strategies Subsidiary pays RIFUS an administrative fee at the annual rate of up to 0.05% of the Commodity Strategies Subsidiary’s net assets (the “Commodity Strategies Subsidiary Administrative Fees”). Pursuant to a contractual agreement with the Commodity Strategies Fund, RIFUS has agreed to permanently waive the portion of the administrative fees paid by the Commodity Strategies Fund to RIFUS in the amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fees received by RIFUS, if any. This waiver may not be terminated by RIFUS.
The Multi-Asset Growth Strategy Subsidiary pays RIFUS an administrative fee at the annual rate of up to 0.05% of the Multi-Asset Growth Strategy Subsidiary’s net assets (the “Multi-Asset Growth Strategy Subsidiary Administrative Fees”). Pursuant to a contractual agreement with the Multi-Asset Growth Strategy Fund, RIFUS has agreed to permanently waive the portion of the administrative fees paid by the Multi-Asset Growth Strategy Fund to RIFUS in the amount equal to the amount of the Multi-Asset Growth Strategy Subsidiary Administrative Fees received by RIFUS, if any. This waiver may not be terminated by RIFUS.
Past Waivers:
The Commodity Strategies Subsidiary pays RIFUS an administrative fee at the annual rate of 0.05% of its net assets (the “Commodity Strategies Subsidiary Administrative Fee”). RIFUS contractually agreed to waive the portion of the administrative fees paid by the Commodity Strategies Fund to RIFUS in an amount equal to the amount of the Commodity Strategies Subsidiary Administrative Fee received by RIFUS, if any. RIFUS waived administrative fees in the amount of $82,584, $64,037 and $66,853 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively. There were no reimbursements for the periods ended October 31, 2015, 2016 and 2017. As a result of the waiver, the Commodity Strategies Fund paid administrative fees of $367,946, $274,179 and $343,005 for the fiscal years ended October 31, 2015, 2016 and 2017, respectively.
The Multi-Asset Growth Strategy Subsidiary pays RIFUS an administrative fee at the annual rate of up to 0.05% of its net assets (the “Multi-Asset Growth Strategy Subsidiary Administrative Fees”). RIFUS contractually agreed to waive all or a portion of the administrative fees paid by the Multi-Asset Growth Strategy Fund to RIFUS in an amount equal to the amount of the Multi-Asset Growth Strategy Subsidiary Administrative Fee received by RIFUS, if any. RIFUS waived administrative fees in the amount of $4,229 for the fiscal year ended October 31, 2017. There were no reimbursements for the period ended October 31, 2017. As a result of the waiver, the Multi-Asset Growth Strategy Fund paid administrative fees of $220,987 for the fiscal year ended October 31, 2017.

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES OF COMMODITY STRATEGIES AND MULTI-ASSET GROWTH STRATEGY FUNDS.
The Commodity Strategies and Multi-Asset Growth Strategy Funds intend to gain exposure to commodity markets by investing up to 25% of their total assets in the Commodity Strategies Subsidiary and Multi-Asset Growth Strategy Subsidiary, respectively (each, a “Subsidiary”).
Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. Each Subsidiary’s affairs are overseen by a board consisting of three directors.
Each Subsidiary has entered into separate contracts with RIM and RIFUS whereby RIM and RIFUS provide investment advisory and administrative services, respectively, to the Subsidiary. In addition, RIM may enter into money manager agreements with certain of the Funds’ money managers to manage the portion of a Subsidiary’s assets assigned to them. Neither RIM, RIFUS nor the money managers receive separate compensation from a Subsidiary for providing it with investment advisory or administrative services. However, each Fund pays RIM and RIFUS based on the Fund’s assets, including the assets invested in its respective Subsidiary. Each Subsidiary has also entered into a separate contract for the provision of custody services with the same or with an affiliate of the same service provider that provides those services to the Funds. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.
Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Funds. As a result, RIM and the money managers, in managing each Subsidiary, are subject to the same investment policies and restrictions that apply to the management of the Funds, and, in particular, to the requirements relating to portfolio leverage, liquidity, industry concentration, brokerage, and the timing and method of the valuation of a Subsidiary’s portfolio investments and shares. These policies and restrictions are described elsewhere in detail in this SAI. The Funds’ CCO oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Funds’ Board of Trustees regarding each Subsidiary’s compliance with its policies and procedures. Each Fund and its respective Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.
Please refer to the section in this SAI titled “Additional Information Concerning Taxes” for information about certain tax aspects of the Funds’ investment in their respective Subsidiary.
PORTFOLIO MANAGERS.
The RIM Managers (RIM’s employees who manage the RIC Funds, oversee the Funds' asset allocations and have primary responsibility for the management of the RIC Funds ) are compensated by RIM with salaries, annual incentive awards (paid in cash or awarded as part of an equity incentive plan) and profit sharing contributions. Salaries are fixed annually and are driven by the market place. Although compensation is not directly affected by an increase in fund assets, RIM Managers are responsible for aiding in client retention and assistance in RIM assets under management growth.
Annual incentive awards for the RIM Managers of the RIC Funds are assessed by senior management based on the following:
•	Qualitative measures, such as a RIM Manager’s quality of decisions made for the accounts, contributions to client services efforts and improvement of RIM’s investment process. RIM Managers are evaluated on the performance of the total portfolio and all related decisions, for example, money manager selection, timing of money manager change decisions, direct investment activities and risk management.
•	Quantitative measures (fund performance). RIM Managers receive a quantitative performance assessment score for the Funds they manage. Fund performance is measured relative to senior management approved benchmark indexes and peer groups. The score is predominantly based on 1-year and 3-year measurement horizons. A two year horizon may be used for a Fund that does not have 3 years of performance history. A five year horizon may be used for a Fund with longer absolute return assessment components.
In determining the relevant peer group, senior management assigns the peer group which in their judgment most closely represents the habitat of the Fund.  The RIM Manager does not choose the peer group.  With the exception of the Tax-Managed U.S. Large Cap Fund, Tax-Managed U.S. Mid & Small Cap Fund, Tax-Managed International Equity Fund and Multi-Strategy Income Fund, the peer group assigned by senior management matches the assigned Morningstar peer group for the Fund. For the Tax-Managed U.S. Large Cap Fund, Tax-Managed U.S. Mid & Small Cap Fund, Tax-Managed International Equity Fund and Multi-Strategy Income Fund, the peer group is selected by senior management as described below.

Each Fund (except the Commodity Strategies Fund, Global Real Estate Securities Fund, Global Infrastructure Fund, Strategic Call Overwriting Fund, Multi-Strategy Income Fund and Multi-Asset Growth Strategy Fund)	Performance is generally assessed 50% relative to the Fund’s primary or secondary index benchmark and 50% relative to the Fund’s relevant peer group.
Commodity Strategies Fund	Performance is generally assessed 75% relative to the Fund’s index benchmark and 25% relative to the Fund’s relevant peer group.
Global Infrastructure Fund, Global Real Estate Securities Fund and Strategic Call Overwriting Fund	Performance is generally assessed relative to the Fund’s index benchmark.
Multi-Strategy Income Fund	Performance is generally assessed relative to funds that utilize similar investment strategies as the Fund as selected by senior management (a “Custom Peer Group”).
Multi-Asset Growth Strategy Fund	Performance is generally assessed 20% relative to an absolute return objective, 20% relative to risk-adjusted returns of the Fund’s index benchmark and 60% relative to the Fund’s relevant peer group.
Fund weightings for each RIM Manager are determined at the beginning of each yearly assessment period and signed off by the asset class Chief Investment Officer (“CIO”) or Managing Director (“MD”). These Funds and the assessment weighting for each Fund are recorded in a central system at the beginning of the assessment period. Each Fund may have an equal weight, could be asset weighted, could be a combination of the two, or could be a custom set of applicable weights. Importantly, the assessment weighting for each Fund is approved by the asset class CIO or MD at the beginning of the assessment period. The central system tracks the performance of the allocations throughout the assessment period and delivers a score at the end of the period to be used in the RIM Manager’s evaluation.
The market indexes and peer group averages used to evaluate the performance of the Funds are as follows:
U.S. Core Equity Fund	Russell 1000® Index
Morningstar Large Blend
U.S. Defensive Equity Fund	Russell 1000® Defensive Index
Morningstar Large Blend
U.S. Dynamic Equity Fund	Russell 1000® Dynamic Index
Morningstar Large Blend
U.S. Strategic Equity Fund	Russell 1000® Index
Morningstar Large Blend
U.S. Large Cap Equity Fund	S&P 500® Index
Morningstar Large Blend
U.S. Mid Cap Equity Fund	Russell Midcap® Index
Morningstar Mid-Cap Blend
U.S. Small Cap Equity Fund	Russell 2000® Index
Morningstar Small Blend
International Developed Markets Fund	MSCI World ex USA Index (net)
Morningstar Foreign Large Blend
Global Equity Fund	MSCI World Index (net)
Morningstar World Stock
Emerging Markets Fund	MSCI Emerging Markets Index (net)
Morningstar Diversified Emerging Mkts
Tax-Managed U.S. Large Cap Fund	S&P 500® Index
Morningstar Large Blend

Tax-Managed U.S. Mid & Small Cap Fund	Russell 2500® Index
Morningstar Small Blend
Tax-Managed International Equity Fund	MSCI ACWI ex USA Index (net)
Blend of 80% Morningstar Foreign Large Blend and 20% Diversified Emerging Markets
Global Opportunistic Credit Fund	60% ICE BofAML Global High Yield™/40% JP Morgan Emerging Markets Bond Index Global Diversified™
Morningstar Multisector Bond
Unconstrained Total Return Fund	ICE BofAML 3-Month U.S. Treasury Bill Index
Morningstar Nontraditional Bond
Strategic Bond Fund	Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar Intermediate-Term Bond
Investment Grade Bond Fund	Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar Intermediate-Term Bond
Short Duration Bond Fund	ICE BofAML 1-3 Yr U.S. Treasuries Index
Morningstar Short-Term Bond
Tax-Exempt High Yield Bond Fund	40% Bloomberg Barclays Municipal Bond Index/ 60% Bloomberg Barclays
High Yield Municipal Bond Index
Morningstar High Yield Muni
Tax-Exempt Bond Fund	Bloomberg Barclays Municipal Bond 1-15 Yr Blend (1-17) Index
Morningstar Muni National Interm
Global Real Estate Securities Fund	FTSE EPRA/NAREIT Developed Real Estate Index (net)
Commodity Strategies Fund	Bloomberg Commodity Index Total Return
Morningstar Commodities Broad Basket
Global Infrastructure Fund	S&P Global Infrastructure Index
Multi-Strategy Income Fund	Custom Peer Group
Multi-Asset Growth Strategy Fund	Consumer Price Index
S&P 500® Index
Morningstar World Allocation
Strategic Call Overwriting Fund	CBOE S&P 500 BuyWrite Index
RIM Manager evaluations, salary and annual incentive award recommendations are conducted and reviewed by RIM asset class CIOs or MDs. Russell Investments’ compensation committee approves salaries and annual incentive awards after the asset class CIOs’ or MDs' recommendations have been reviewed by the Global Chief Investment Officer.
For the profit sharing plan, contributions by Russell Investments will be made at the discretion of Russell Investments’ Board of Directors based on a profitability assessment (which may include factors in addition to achieving the operating profit plan). The annual determination of whether or not Russell Investments’ profitability warrants a discretionary contribution will be solely within the Russell Investments Board’s discretion and not based on a static formula.

The equity incentive plan provides key professionals with shares and/or options, the values of which are tied to Russell Investments' financial performance. Awards under the equity incentive plan are based on the expected future contribution to the success of Russell Investments and vest over a number of years. Based on Russell Investments’ Board of Directors’ approval, the shares may also be eligible for dividend payments. The market value of the equity incentive plan is reviewed and approved annually.
RIM Managers earning over a specified amount of total cash compensation (salary plus annual incentive awards) are eligible to participate in the Deferred Compensation Plan. The Deferred Compensation Plan allows the RIM Manager to voluntarily elect to defer receipt of a portion of his/her cash compensation for a given year. Deferred amounts are placed at the RIM Manager’s discretion in either a retirement or scheduled withdrawal account with distributions made accordingly.

Equity Securities Beneficially Owned By Rim Managers In The FundS
They Manage For The Fiscal Year Ended October 31, 2017
RIM Managers Of The Funds	Dollar Range Of Equity Securities In The Funds Managed By The RIM Manager
Adam Babson	None	Global Infrastructure Fund
Rob Balkema	$10,001-$50,000	Multi-Strategy Income Fund
	None	Multi-Asset Growth Strategy Fund
James Barber	None	U.S. Core Equity Fund
	$100,001-$500,000	U.S. Defensive Equity Fund
	None	U.S. Dynamic Equity Fund
	None	U.S. Strategic Equity Fund
	None	U.S. Large Cap Equity Fund
	$100,001-$500,000	Emerging Markets Fund*
	$100,001-$500,000	Tax-Managed U.S. Large Cap Fund
Keith Brakebill	$10,001-$50,000	Investment Grade Bond Fund
	$50,001-$100,000	Global Opportunistic Credit Fund
	$10,001-$50,000	Strategic Bond Fund
Kevin Divney	None	U.S. Core Equity Fund
	None	U.S. Dynamic Equity Fund
	None	U.S. Strategic Equity Fund
	None	U.S. Large Cap Equity Fund
	None	Tax-Managed U.S. Large Cap Fund
Jon Eggins	$10,001-$50,000	Global Equity Fund
	$10,001-$50,000	International Developed Markets Fund
	$10,001-$50,000	Tax-Managed International Equity Fund
Bruce A. Eidelson	$100,001-$500,000	Global Real Estate Securities Fund
Gerard Fitzpatrick	None	Strategic Bond Fund
	None	Short Duration Bond Fund
	None	Tax-Exempt Bond Fund
	None	Tax-Exempt High Yield Bond Fund
Reid Hellekson	None	Strategic Call Overwriting Fund
Kathrine Husvaeg	None	Emerging Markets Fund*
Albert Jalso	$1-$10,000	Short Duration Bond Fund
	$1-$10,000	Tax-Exempt Bond Fund
	$1-$10,000	Tax-Exempt High Yield Bond Fund
Vic Leverett	$10,001-$50,000	Commodity Strategies Fund
Brian Meath	$10,001-$50,000	Multi-Strategy Income Fund
	$100,001-$500,000	Multi-Asset Growth Strategy Fund
Patrick Nikodem	$1-$10,000	Global Real Estate Securities Fund
David Pedack	$10,001-$50,000	Strategic Call Overwriting Fund
Mark Raskopf	None	Commodity Strategies Fund
Megan Roach	$1-$10,000	U.S. Defensive Equity Fund
	$1-$10,000	U.S. Small Cap Equity Fund
	$1-$10,000	Tax-Managed U.S. Mid & Small Cap Fund
	$1-$10,000	U.S. Mid Cap Equity Fund
Adam Smears	None	Unconstrained Total Return Fund
Nick Zylkowski	None	Strategic Call Overwriting Fund

* Information is as of March 31, 2018
RIM Managers typically manage multiple portfolios. These portfolios may include mutual funds, separate accounts, unregistered funds and commingled trusts. Russell Investments’ investment process, which includes money manager selection and proprietary asset allocation, is guided by the principle that all portfolios will be treated in a fair and equitable manner. To adhere to this guiding principle, RIM Managers follow a process of constructing portfolios in accordance with regulatory and investment guidelines and then selecting money managers to fulfill those needs. Specifically, RIM Managers make money manager selection and allocation decisions for each portfolio based on a variety of factors relevant to that portfolio. The investment process dictates that RIM Managers utilize RIM’s manager research analysis and manager rankings to assist in selecting the most suitable money manager(s) to meet the unique investment needs of the various portfolios they manage.
At the core of Russell Investments’ investment process is a robust oversight and peer review program for money manager selection.  It includes the hiring, termination and retention of money managers. This process is overseen by Russell Investments’ Investment Strategy Committee (“ISC”) and the asset class CIOs or MDs who are responsible for monitoring the portfolio management duties performed within their specific asset class.
Occasionally, a particular money manager may restrict the total amount of capacity they will allocate to Russell Investments portfolios. If, however, the total allocation is too small to be shared in a meaningful size across all Russell Investments portfolios or if the money manager restricts the absolute number of assignments they will accept from Russell Investments, it is the RIM Manager’s responsibility to determine which portfolios receive the allocation. In cases where a RIM Manager is managing multiple portfolios and must allocate a manager differently across her/his funds, or multiple RIM Managers must allocate the same manager differently across their funds, both the asset class CIO or MD and the ISC must review and ratify the recommendations.
Other Accounts Managed By Rim Managers
And Assets Under Management In The Accounts
As Of October 31, 2017
RIM Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Adam Babson	-	-	8	$ 2,771	-	-	$ 2,771
			1#	$ 385#
Rob Balkema	9	$5,721	17	$10,425	2	$3,044	$19,190
James Barber*`	3	$1,484	3	$ 192	-	-	$ 1,676
Keith Brakebill	2	$ 945	10	$10,477	2	$ 633	$12,055
Kevin Divney	2	$1,364	9	$ 3,668	-	-	$ 5,032
Jon Eggins	2	$ 938	9	$ 3,508	1	$ 94	$ 4,540
Bruce A. Eidelson	1	$ 865	7	$ 2,332	-	-	$ 3,197
Gerard Fitzpatrick	-	-	4	$ 223	-	-	$ 223
Reid Hellekson	-	-	1	$ 131	-	-	$ 131
Kathrine Husvaeg**	-	-	6	$ 4,051	-	-	$ 4,051
			2#	$ 654#
Albert Jalso	-	-	8	$10,730	1	$1,243	$11,973
Vic Leverett	-	-	-	-	-	-	-
Brian Meath	9	$5,721	17	$10,425	2	$3,044	$19,190
Patrick Nikodem	1	$ 865	5	$ 795	-	-	$ 1,660
David Pedack	-	-	1	$ 131	-	-	$ 131
Mark Raskopf		-	4	$ 744	-	-	$ 744
			1#	$ 224#
Megan Roach	1	$ 240	11	$ 3,576	-	-	$ 3,816
Adam Smears	-	-	3	$ 1,060	1	$ 68	$ 1,128
Nick Zylkowski	-	-	6	$ 3,808	1	$ 167	$ 3,975
* Information is as of July 31, 2018.
** Information is as of March 31, 2018.
# These accounts, which are a subset of the preceding row, are those for which the advisory fee is based on the performance of the account.

MONEY MANAGERS.
The Funds’ money managers are not affiliates of RIC or RIM, other than as discretionary or non-discretionary managers for a portion of a Fund's portfolio. Some money managers (and their affiliates) may effect brokerage transactions for the Funds (see “Brokerage Allocations” and “Brokerage Commissions”). Money managers may serve as advisers or discretionary and/or non-discretionary managers for Russell Investments Trust Company, other investment vehicles sponsored or advised by RIM or its affiliates, other consulting clients of RIM, other offshore vehicles and/or for accounts which have no business relationship with RIM or its affiliates.
From its advisory fees received from the Funds, RIM, as agent for RIC, pays all fees to the money managers for their investment selection services. Money manager fees are determined through arm’s-length negotiations with RIM. These negotiations take into account, among other factors, the anticipated nature and quality of services to be rendered, the current and expected future level of business with the money manager, and fees charged by the money manager and other money managers for services provided to funds and accounts with similar investment mandates. Typically, a sliding fee scale corresponding to future levels of assets is agreed upon to reflect economies of scale achieved as a result of cash inflows or market appreciation. RIM periodically reviews money manager fee levels and renegotiates these agreements as appropriate. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets with respect to which the money manager provides its services. For the Funds' fiscal years ended October 31, 2017, 2016 and 2015, fees paid to the money managers of the Funds were:
	$ Amount Paid			Annual rate (as a % of average daily net assets)
Fund	2017	2016	2015	2017	2016	2015
U.S. Core Equity Fund	$1,055,031	$1,282,497	$ 2,175,232	0.16%	0.17%	0.17%
U.S. Defensive Equity Fund	885,231	1,407,797	1,888,067	0.14%	0.16%	0.17%
U.S. Dynamic Equity Fund	569,005	1,012,541	1,345,275	0.19%	0.20%	0.21%
U.S. Strategic Equity Fund	4,612,760	5,764,144	6,844,485	0.15%	0.17%	0.17%
U.S. Large Cap Equity Fund	387,312	705,923	859,933	0.17%	0.19%	0.20%
U.S. Mid Cap Equity Fund	442,985	529,334	662,406	0.28%	0.30%	0.31%
U.S. Small Cap Equity Fund	6,122,579	6,664,970	8,397,953	0.33%	0.36%	0.36%
International Developed Markets Fund	4,825,875	5,546,520	8,361,205	0.19%	0.22%	0.24%
Global Equity Fund	5,869,196	6,663,971	9,343,738	0.24%	0.27%	0.30%
Emerging Markets Fund	8,256,840	8,345,479	11,412,477	0.35%	0.39%	0.42%
Tax-Managed U.S. Large Cap Fund	2,984,711	2,882,619	2,417,661	0.14%	0.17%	0.17%
Tax-Managed U.S. Mid & Small Cap Fund	1,031,518	919,017	821,244	0.22%	0.24%	0.23%
Tax-Managed International Equity Fund(1)	1,491,470	1,058,385	340,249	0.18%	0.20%	0.21%
Global Opportunistic Credit Fund	4,869,060	5,635,790	5,997,912	0.28%	0.32%	0.34%
Unconstrained Total Return Fund(2)	1,527,700	80,278	N/A	0.29%	0.31%	N/A
Strategic Bond Fund	2,960,298	4,095,405	5,205,412	0.06%	0.07%	0.08%
Investment Grade Bond Fund	492,147	747,545	979,349	0.05%	0.07%	0.07%
Short Duration Bond Fund	576,915	620,150	753,163	0.07%	0.08%	0.07%
Tax-Exempt High Yield Bond Fund(1)	870,762	667,601	214,467	0.21%	0.23%	0.24%
Tax-Exempt Bond Fund	1,897,182	1,837,632	1,776,249	0.11%	0.13%	0.13%
Commodity Strategies Fund(3)	1,433,780	1,397,196	1,865,142	0.20%	0.20%	0.20%
Global Infrastructure Fund	2,875,137	3,310,422	4,488,054	0.28%	0.27%	0.29%
Global Real Estate Securities Fund	2,165,971	3,086,497	3,771,324	0.19%	0.22%	0.22%
Multi-Strategy Income Fund(4)	2,536,932	1,184,448	417,487	0.26%	0.29%	0.30%
Multi-Asset Growth Strategy Fund(3)(5)	956,949	N/A	N/A	0.13%	N/A	N/A
(1)	The Tax-Managed International Equity and Tax-Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	The Unconstrained Total Return Fund commenced operations on September 23, 2016.
(3)	Does not reflect consolidation of Fund’s Subsidiary.
(4)	The Multi-Strategy Income Fund commenced operations on May 4, 2015.
(5)	The Multi-Asset Growth Strategy Fund commenced operations on March 8, 2017.
Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIC has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may benefit as a result of brokerage commissions received by their broker-dealer affiliates that execute portfolio transactions for the Funds.

CUSTODIAN AND PORTFOLIO ACCOUNTANT.
State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accountant for RIC. As custodian, State Street is responsible for the safekeeping of the Funds' assets and the appointment of any subcustodian banks and clearing agencies. State Street also provides basic portfolio recordkeeping required for each Fund for regulatory and financial reporting purposes. The mailing address for State Street Bank and Trust Company is: 1 Heritage Drive, North Quincy, MA 02171.
DISTRIBUTOR.
Russell Investments Financial Services, LLC (the “Distributor”) serves as the distributor of RIC Shares. Certain classes of RIC Funds pay for distribution-related services and shareholder services pursuant to RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively.  As permitted by RIC’s Rule 12b-1 Distribution Plan and Shareholder Services Plan, the Distributor has entered into arrangements with Selling Agents and Servicing Agents (each, as defined below) to perform certain distribution and shareholder services for certain classes of RIC. The distribution fees and shareholder services fees paid by the Funds to the Distributor are then paid by the Distributor to these Selling Agents and Servicing Agents. The Distributor does not retain any of the distribution fees or shareholder servicing fees paid to it by the Funds.  Any amounts that are unable to be paid to the Selling and Servicing Agents are returned to RIC.  The Distributor keeps a portion of the front-end sales charge imposed on Class A Shares. Financial Intermediaries receive the remaining amount of the front-end sales charge imposed on Class A Shares and all of the front-end sales charge imposed on Class T Shares and may be deemed to be underwriters of the relevant Fund as defined in the Securities Act of 1933, as amended (“Securities Act”). Financial Intermediaries that sell Class A and Class T Shares may also receive the distribution fee payable under the Funds’ Distribution Plan at an annual rate of up to 0.75% (presently limited to 0.25%) of the average daily net assets represented by the Class A and Class T Shares sold by them.
The Distributor distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares. The Distributor is a wholly-owned subsidiary of RIM and its mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
TRANSFER AND DIVIDEND DISBURSING AGENT.
RIFUS serves as transfer and dividend disbursing agent for RIC. For this service, RIFUS is paid a fee for transfer agency and dividend disbursing services provided to RIC. RIFUS retains a portion of this fee for its services provided to RIC and pays the balance to unaffiliated agents who assist in providing these services. RIFUS’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.
RIFUS has contractually agreed to waive, through February 28, 2019, a portion of its transfer agency fees for certain classes of certain Funds as set forth below.
Fund and Class	Amount Waived
U.S. Core Equity Fund – Class M	0.10%
U.S. Core Equity Fund – Class P & R6	0.02%
U.S. Core Equity Fund – Class S	0.04%
U.S. Defensive Equity Fund – Class M	0.10%
U.S. Defensive Equity Fund – Class P & R6	0.02%
U.S. Defensive Equity Fund – Class S	0.04%
U.S. Dynamic Equity Fund – Class M	0.10%
U.S. Dynamic Equity Fund – Class P & R6	0.02%
U.S. Strategic Equity Fund – Class A, C, E, P, R6, S & T	0.02%
U.S. Strategic Equity Fund – Class M	0.12%
U.S. Large Cap Equity Fund – Class M	0.10%
U.S. Large Cap Equity Fund – Class P & R6	0.02%
U.S. Mid Cap Equity Fund – Class M	0.10%
U.S. Mid Cap Equity Fund – Class P & R6	0.02%
U.S. Small Cap Equity Fund – Class M	0.14%
U.S. Small Cap Equity Fund – Class P & R6	0.02%
U.S. Small Cap Equity Fund – Class S	0.04%
International Developed Markets Fund - Class M	0.14%
International Developed Markets Fund - Class P & R6	0.02%
International Developed Markets Fund - Class S	0.04%

Fund and Class	Amount Waived
Global Equity Fund - Class M	0.10%
Global Equity Fund - Class P & R6	0.02%
Emerging Markets Fund - Class A, C, E, P, R6, S & T	0.02%
Emerging Markets Fund - Class M	0.12%
Tax-Managed U.S. Large Cap Fund – Class M	0.10%
Tax-Managed U.S. Large Cap Fund – Class P	0.02%
Tax-Managed U.S. Mid & Small Cap Fund – Class A, P &T	0.02%
Tax-Managed U.S. Mid & Small Cap Fund – Class C, E & S	0.05%
Tax-Managed U.S. Mid & Small Cap Fund – Class M	0.15%
Tax-Managed International Equity Fund – Class M	0.10%
Tax-Managed International Equity Fund – Class P	0.02%
Global Opportunistic Credit Fund – Class A, C, E, S & T	0.12%
Global Opportunistic Credit Fund – Class M	0.17%
Global Opportunistic Credit Fund – Class P & R6	0.02%
Unconstrained Total Return Fund – Class M	0.10%
Unconstrained Total Return Fund – Class P & R6	0.02%
Strategic Bond Fund – Class A, C, E & T	0.04%
Strategic Bond Fund – Class M	0.16%
Strategic Bond Fund – Class P & R6	0.02%
Strategic Bond Fund – Class S	0.06%
Investment Grade Bond Fund – Class M	0.14%
Investment Grade Bond Fund – Class P & R6	0.02%
Investment Grade Bond Fund – Class S	0.04%
Short Duration Bond Fund – Class A, C, E, S & T	0.12%
Short Duration Bond Fund – Class P & R6	0.02%
Short Duration Bond Fund – Class M	0.17%
Tax-Exempt High Yield Bond Fund - M	0.10%
Tax-Exempt High Yield Bond Fund - P	0.02%
Tax-Exempt Bond Fund – Class A, P & T	0.02%
Tax-Exempt Bond Fund – Class C, E & S	0.06%
Tax-Exempt Bond Fund – Class M	0.16%
Commodity Strategies Fund - Class A, C, E, S & T	0.01%
Commodity Strategies Fund - Class P & R6	0.02%
Commodity Strategies Fund - Class M	0.11%
Global Infrastructure Fund – Class A, C, E, P, R6, S & T	0.02%
Global Infrastructure Fund – Class M	0.12%
Global Real Estate Securities Fund – Class M	0.10%
Global Real Estate Securities Fund – Class P & R6	0.02%
Multi-Strategy Income Fund – Class M	0.10%
Multi-Strategy Income Fund – Class P & R6	0.02%
Multi-Asset Growth Strategy Fund - Class M	0.10%
Multi-Asset Growth Strategy Fund - Class P & R6	0.02%
Strategic Call Overwriting Fund - Class M	0.10%
Strategic Call Overwriting Fund - Class P & R6	0.02%
RIFUS has contractually agreed to waive, through February 29, 2020, a portion of its transfer agency fees for certain classes of certain Funds as set forth below.
Fund and Class	Amount Waived
U.S. Dynamic Equity Fund – Class A, C & E	0.05%
U.S. Dynamic Equity Fund – Class S	0.09%
ORDER PLACEMENT DESIGNEES.
The Distributor or its affiliates have authorized certain Financial Intermediaries to accept on its behalf purchase and redemption orders for RIC Shares. Certain Financial Intermediaries are authorized, subject to approval of the Distributor, to designate other intermediaries to accept purchase and redemption orders on RIC’s behalf. With respect to those intermediaries,

RIC will be deemed to have received a purchase or redemption order at the time such a Financial Intermediary or, if applicable, an authorized designee, accepts the order. The customer orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by such a Financial Intermediary or an authorized designee, provided that Financial Intermediary or an authorized designee timely transmits the customer order to RIC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
PricewaterhouseCoopers LLP (“PwC”) serves as the Independent Registered Public Accounting Firm of RIC. PwC is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and a review of federal tax returns. The mailing address of PwC is 1420 Fifth Avenue, Suite 2800, Seattle, WA 98101.
CODES OF ETHICS.
RIC, RIM, the Distributor and each money manager have each adopted a code of ethics which complies in all material respects with applicable law and which is intended to protect the interests of each Fund's shareholders. The codes of ethics are designed to prevent affiliated persons of RIC, RIM, the Distributor and the money managers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics generally permit investment personnel to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to restrictions on personal securities trading specified in the applicable code of ethics. Each code of ethics has been filed with the SEC and may be viewed by the public.
Because each money manager is an entity not affiliated with RIC or RIM, RIM relies on each money manager to monitor the personal trading activities of the money manager’s personnel in accordance with that money manager’s code of ethics. Each money manager provides RIM with a quarterly certification of the money manager’s compliance with its code of ethics and a report of any significant violations of its code.
PLAN PURSUANT TO RULE 18f-3.
SEC Rule 18f-3 under the 1940 Act permits a registered open-end investment company to issue multiple classes of Shares in accordance with a written plan approved by the investment company’s board of trustees that is filed with the SEC. For purposes of this SAI, because the Funds offer multiple classes of Shares, the Funds will also be referred to as “Multiple Class Funds.” The key features of the Rule 18f-3 plan are as follows: Shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of Shares offered in connection with a Rule 12b-1 plan may bear certain fees under its respective Rule 12b-1 plan and may have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of Shares may contain a conversion feature; (3) each class of Shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of Shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of Shares of a Multiple Class Fund may have different exchange privileges from another class; (6) each class of Shares of a Multiple Class Fund may have a different class designation from another class of that Fund; and (7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.
DISTRIBUTION PLANS.
Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which mutual funds may, directly or indirectly, bear distribution expenses. Rule 12b-1 provides that mutual funds may pay for such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. Each  Multiple Class Fund has adopted a distribution plan (the “Distribution Plan”) in accordance with the Rule.
Description of the Distribution Plan for Multiple Class Funds
In adopting the Distribution Plan for each Multiple Class Fund, a majority of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of RIC and who have no direct or indirect financial interest in the operation of any Distribution Plan or in any agreements entered into in connection with any Distribution Plan (the “Independent Trustees”), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees’ consideration of whether to adopt the Distribution Plan for each Multiple Class Fund, the Distributor, as the Multiple Class Funds’ principal underwriter, represented to the Trustees that the Distributor believed that the Distribution

Plan was expected to result in increased sales and asset retention for those Multiple Class Funds by enabling those Multiple Class Funds to reach and retain more investors and Financial Intermediaries (such as brokers, banks, financial planners, investment advisers and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a particular Multiple Class Fund would have.
For each Multiple Class Fund offering Class A, Class T, or Class C Shares, the 12b-1 fees may be used to compensate (a) Selling Agents (as defined below) for sales support services provided, and related expenses incurred with respect to Class A, Class T, and Class C Shares, by such Selling Agents, and (b) the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, RIC makes no distribution payments to the Distributor with respect to Class A, Class T, or Class C Shares except as described above. Therefore, RIC does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from RIC, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amount or may earn a profit from future payments made by RIC under the Distribution Plan.
For each Multiple Class Fund offering Class A, Class T, or Class C Shares, the Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class A, Class T, and Class C Shares for any activities or expenses primarily intended to result in the sale of Class A, Class T, and Class C Shares of such Multiple Class Fund. Such payments by RIC will be calculated daily and paid as billed. Any amendment to increase materially the costs that Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the affected Class of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of the affected Class of a Multiple Class Fund present at a shareholders’ meeting, if the holders of more than 50% of the outstanding Shares of the affected Class of such Multiple Class Fund are present or represented by proxy (a “1940 Act Vote”) and a vote of the Trustees, including a majority of the Independent Trustees. For the Multiple Class Funds, the Distribution Plan does not provide for those Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures are incurred, must be made to the Trustees for their review. To remain in effect, the Distribution Plan must be approved annually by a vote of the Trustees, including a majority of the Independent Trustees. Also, any material amendments must be approved by a vote of the Trustees, including a majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. For each Multiple Class Fund, the Distribution Plan is terminable without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Shares of the affected Class of a Multiple Class Fund or (ii) a 1940 Act Vote.
Selling Agent Agreements for Multiple Class Funds
Under the Distribution Plans, the Distributor may also enter into agreements (“Selling Agent Agreements”) with Financial Intermediaries to provide sales support services with respect to Multiple Class Fund Shares held by or for the customers of the Financial Intermediaries. Financial Intermediaries that have entered into Selling Agent Agreements are referred to in this SAI as “Selling Agents.”
Under the Distribution Plan, the following Multiple Class Funds’ Class C Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2017, 2016 and 2015 (these amounts were for compensation to dealers):
	10/31/17	10/31/16	10/31/15
U.S. Core Equity Fund	$317,201	$332,652	$399,858
U.S. Defensive Equity Fund	325,528	338,867	369,187
U.S. Dynamic Equity Fund	64,829	68,979	85,179
U.S. Strategic Equity Fund	124,512	151,258	156,630
U.S. Large Cap Equity Fund	11,938	11,454	11,585
U.S. Mid Cap Equity Fund	22,326	21,424	18,224
U.S. Small Cap Equity Fund	172,493	182,357	237,231
International Developed Markets Fund	197,812	211,714	266,562
Global Equity Fund	82,084	88,009	108,002
Emerging Markets Fund	128,629	131,408	184,071

	10/31/17	10/31/16	10/31/15
Tax-Managed U.S. Large Cap Fund	217,742	197,390	165,646
Tax-Managed U.S. Mid & Small Cap Fund	98,097	88,352	90,146
Tax-Managed International Equity Fund(1)	23,946	14,086	1,909
Global Opportunistic Credit Fund	55,147	63,344	82,625
Unconstrained Total Return Fund(2)	1,396	80	N/A
Strategic Bond Fund	362,976	447,235	505,622
Investment Grade Bond Fund	103,585	133,921	146,376
Short Duration Bond Fund	318,096	385,521	506,702
Tax-Exempt High Yield Bond Fund(1)	11,583	9,935	739
Tax-Exempt Bond Fund	209,539	224,261	206,406
Commodity Strategies Fund	27,445	32,550	47,821
Global Infrastructure Fund	50,227	52,089	66,524
Global Real Estate Securities Fund	209,056	258,315	301,276
Multi-Strategy Income Fund(3)	58,487	35,855	5,403
Multi-Asset Growth Strategy Fund(4)	68	N/A	N/A
(1)	Class C Shares of the Tax-Managed International Equity and Tax-Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Class C Shares of the Unconstrained Total Return Fund commenced operations on September 23, 2016.
(3)	Class C Shares of the Multi-Strategy Income Fund commenced operations on May 4, 2015.
(4)	Class C Shares of the Multi-Asset Growth Strategy Fund commenced operations on September 29, 2017.
Under the Distribution Plan, the following Multiple Class Funds' Class A Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2017, 2016 and 2015 (these amounts were for compensation to dealers):
Fund	10/31/17	10/31/16	10/31/15
U.S. Core Equity Fund	$ 76,231	$ 75,405	$ 89,331
U.S. Defensive Equity Fund	69,102	62,612	62,701
U.S. Dynamic Equity Fund	5,873	5,200	5,683
U.S. Strategic Equity Fund	13,864	17,883	15,639
U.S. Large Cap Equity Fund	28,132	22,486	20,135
U.S. Mid Cap Equity Fund	13,789	12,526	12,575
U.S. Small Cap Equity Fund	49,195	53,088	63,355
International Developed Markets Fund	70,892	69,044	75,714
Global Equity Fund	32,602	33,777	33,749
Emerging Markets Fund	45,275	40,415	49,669
Tax-Managed U.S. Large Cap Fund	87,574	69,902	53,588
Tax-Managed U.S. Mid & Small Cap Fund	29,695	23,617	21,016
Tax-Managed International Equity Fund(1)	16,472	6,090	607
Global Opportunistic Credit Fund	13,596	13,037	13,427
Unconstrained Total Return Fund(2)	297	27	N/A
Strategic Bond Fund	119,249	145,041	143,318
Investment Grade Bond Fund	25,540	25,995	21,707
Short Duration Bond Fund	50,224	63,065	72,659
Tax-Exempt High Yield Bond Fund(1)	6,429	4,248	1,199
Tax-Exempt Bond Fund	57,155	53,452	45,949
Commodity Strategies Fund	17,648	17,206	22,764
Global Infrastructure Fund	21,629	19,071	23,175
Global Real Estate Securities Fund	60,557	69,383	75,623
Multi-Strategy Income Fund(3)	29,046	16,248	2,065
Multi-Asset Growth Strategy Fund(4)	71	N/A	N/A
(1)	Class A Shares of the Tax-Managed International Equity and Tax-Exempt High Yield Bond Funds commenced operations on June 2, 2015.
(2)	Class A Shares of the Unconstrained Total Return Fund commenced operations on September 23, 2016.
(3)	Class A Shares of the Multi-Strategy Income Fund commenced operations on May 4, 2015.
(4)	Class A Shares of the Multi-Asset Growth Strategy Fund commenced operations on September 29, 2017.

Under the Distribution Plan for Class T Shares, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, investment advisers, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class T Shares offering such Shares for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class T Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class T Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Under the Distribution Plan, the following Multiple Class Funds' Class T Shares accrued expenses in the following amounts, payable as compensation to the Selling Agents by the Distributor, for the fiscal years ended October 31, 2017, 2016 and 2015 (these amounts were for compensation to dealers):
Fund	10/31/17	10/31/16	10/31/15
Strategic Bond Fund(1)	$101	N/A	N/A
Multi-Strategy Income Fund(2)	101	N/A	N/A
(1) Class T Shares of the Strategic Bond Fund commenced operations on June 8, 2017. As of December 14, 2017, Class T Shares had no shares outstanding.
(2) Class T Shares of the Multi-Strategy Income Fund commenced operations on June 8, 2017. As of December 14, 2017, Class T Shares had no shares outstanding.
SHAREHOLDER SERVICES PLAN.
A majority of the Trustees, including a majority of Independent Trustees, adopted and amended a Shareholder Services Plan for certain classes of Shares of the Funds. This plan is referred to as the “Service Plan.”
Under the Service Plan, RIC may compensate the Distributor or any investment advisers, insurance companies, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class C or Class E Shares, offering such Shares (“Servicing Agents”), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class C or Class E Shares. Such payments by RIC will be calculated daily and paid quarterly or monthly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class C or Class E Shares may exceed, on an annual basis, 0.25% of the average daily net asset value of that Fund’s Shares.
Among other things, the Service Plan provides that (1) the Distributor shall provide to RIC’s officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually, and any material amendment thereto is approved by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund’s Shares, by a vote of a majority of the Independent Trustees.
Under the Service Plan, the following Multiple Class Funds’ Class C and Class E Shares accrued expenses in the following amounts payable to the Servicing Agents by the Distributor, for the fiscal year ended October 31, 2017:
Fund	Class C	Class E
U.S. Core Equity Fund	$105,733	$13,324
U.S. Defensive Equity Fund	$108,509	$12,473
U.S. Dynamic Equity Fund	$ 21,610	$ 929
U.S. Strategic Equity Fund	$ 41,504	$47,447
U.S. Large Cap Equity Fund	$ 3,980	N/A
U.S. Mid Cap Equity Fund	$ 7,442	N/A
U.S. Small Cap Equity Fund	$ 57,498	$21,506
International Developed Markets Fund	$ 65,937	$35,820
Global Equity Fund	$ 27,361	$26,751
Emerging Markets Fund	$ 42,876	$30,194
Tax-Managed U.S. Large Cap Fund	$ 72,581	$36,645
Tax-Managed U.S. Mid & Small Cap Fund	$ 32,699	$ 6,333
Tax-Managed International Equity Fund	$ 7,982	$19,067

Fund	Class C	Class E
Global Opportunistic Credit Fund	$ 18,382	$20,649
Unconstrained Total Return Fund	$ 465	$ 253
Strategic Bond Fund	$120,992	$83,115
Investment Grade Bond Fund	$ 34,528	$17,640
Short Duration Bond Fund	$106,032	$12,571
Tax-Exempt High Yield Bond Fund	$ 3,861	$10,105
Tax-Exempt Bond Fund	$ 69,846	$35,685
Commodity Strategies Fund	$ 9,149	$ 5,895
Global Infrastructure Fund	$ 16,742	$11,542
Global Real Estate Securities Fund	$ 69,685	$19,589
Multi-Strategy Income Fund	$ 19,496	$12,869
Multi-Asset Growth Strategy Fund(1)	$ 23	N/A
(1)	Class C Shares of the Multi-Asset Growth Strategy Fund commenced operations on September 29, 2017.
SECURITIES LENDING
Certain Funds may lend securities to other parties (typically brokers, dealers, banks or other financial institutions) who may need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. By lending its portfolio securities, a Fund attempts to increase its net investment income through investment earnings from collateral received or the receipt of negotiated fees on the securities lent.
Each Fund retains most rights of beneficial ownership, including interest or other distributions on the loaned securities. Any gain or loss in the market price of the securities lent that occurs during the term of the loan would be for the account of the Fund. Voting rights may pass with the lending. A Fund may recall loans to vote proxies if a material issue affecting the investment is to be voted upon. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of a Fund’s dividends received by a Fund and distributed to its shareholders may be taxed at the rates generally applicable to long-term capital gains.
If the borrower defaults on its obligations to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement security in the market. The value of the collateral could decrease below the value of the replacement security or the value of the replacement security could increase above the value of the collateral by the time the replacement security is purchased.
Each Fund that lends its portfolio securities invests all or a portion of its collateral received in securities lending transactions in an unregistered cash management fund advised by RIM. RIM charges a management fee of 0.07% to this unregistered fund. Out of the management fee, RIM pays certain expenses of the unregistered fund, including an administrative fee of 0.0025% to RIFUS. RIM retains the balance of the management fee. Income generated from the investment of the cash collateral is first used to pay any negotiated rebate to the borrower of the securities. Any remaining income is divided between the Fund and the unaffiliated securities lending agent, Goldman Sachs Agency Lending (“GSAL”).
As securities lending agent for the Funds, GSAL administers the Funds’ securities lending program. In this capacity, GSAL performs a variety of services. These services include arranging the securities loans with approved borrowers, collecting collateral intended to secure the obligations of each borrower and marking to market daily the value of loaned securities, negotiating borrower and loan agreements, reviewing and monitoring borrower creditworthiness, instructing the Funds’ custodian with respect to the Funds’ securities lending activities, performing reconciliation with the borrowers and custodian, overseeing loan terminations and recalls, corporate action monitoring and performance and oversight reporting. If a borrower defaults on a loan, GSAL is authorized to exercise contractual remedies as securities lending agent to the applicable Fund and has agreed to indemnify the Funds for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment.
The U.S. Defensive Equity Fund, U.S. Dynamic Equity Fund, U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund may participate in a reciprocal lending program with State Street Bank and Trust Company (“State Street”) through which each Fund is permitted to use cash collateral received in connection with certain securities lending activities to finance the Fund’s short selling activity. Such arrangements subject these Funds to the risk that the counterparty holding the cash collateral may fail to return it promptly.
A Fund may incur costs or possible losses in excess of the interest income and fees received in connection with securities lending transactions. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus any negotiated rebate to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.
No Fund may lend portfolio securities in an amount that exceeds 33 1⁄3% of total fund assets.
 For the Funds’ fiscal year ended October 31, 2017, income and fees related to the securities lending activities of each participating Fund were:
Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Rebates to Borrowers	Total Costs of Securities Lending Activities	Net Income from Securities Lending Activities
U.S. Dynamic Equity Fund	$ 35,084	$ 2,007	$ 2,025	$ 14,819	$ 18,851	$ 16,233
U.S. Mid Cap Equity Fund	$ 76,444	$ 5,496	$ 3,200	$ 23,284	$ 31,980	$ 44,464
U.S. Small Cap Equity Fund	$2,486,167	$210,875	$87,297	$481,827	$779,999	$1,706,168
International Developed Markets Fund	$1,288,592	$126,289	$26,612	$113,897	$266,798	$1,021,794
Global Equity Fund	$ 820,918	$ 66,834	$30,108	$183,233	$280,175	$ 540,743
Emerging Markets Fund	$1,266,471	$126,348	$26,487	$ 91,370	$244,205	$1,022,266
Tax-Managed U.S. Mid & Small Cap Fund	$ 520,307	$ 42,891	$19,087	$111,304	$173,282	$ 347,025
Global Infrastructure Fund	$ 545,447	$ 51,858	$16,157	$ 57,859	$125,874	$ 419,573
Global Real Estate Securities Fund	$ 152,066	$ 13,306	$ 4,681	$ 26,421	$ 44,408	$ 107,658
Multi-Strategy Income Fund	$ 172,726	$ 17,139	$ 3,212	$ 13,698	$ 34,049	$ 138,677
1 Gross income includes income from the reinvestment of cash collateral.
2 Revenue split represents the share of revenue generated by the securities lending program and paid to BBH.
3 Cash collateral management fees include fees charged by RIM to the cash collateral reinvestment vehicle.
FUND EXPENSES.
The Funds will pay all their expenses other than those expressly assumed by RIM and RIFUS. The principal expenses of the Funds are the annual advisory fee, the annual administrative fee and the transfer agency fee, payable to RIM and RIFUS, respectively. The Funds' other expenses include: fees for independent accountants, legal, registrar, custodian, dividend disbursement, portfolio and shareholder recordkeeping services, and maintenance of tax records; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIC to indemnify the Trustees, officers, employees, shareholders, distributors and agents with respect thereto. Whenever an expense can be attributed to a particular Fund or class of Shares, the expense is charged to that Fund or class of Shares. Common expenses are allocated among the RIC Funds based primarily upon their relative net assets.
PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES.
As described in the Prospectus, the Funds provide you with different classes of shares based upon your individual investment needs.
Each class of Shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of Shares, net income per share, dividends per share and net asset value per share will vary for each class of Shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of Shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of Shares may include (i) payments pursuant to the distribution plan or shareholder services plan for that specific class, (ii) transfer agency fees attributable to a specific class of Shares, (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of Shares, (iv) SEC and state securities registration fees incurred by a specific class, (v) the expense of administrative personnel and services required to support the shareholders of a specific class of Shares, (vi) litigation or other legal expenses relating to a specific class of Shares, (vii) audit or accounting expenses relating to a specific class of Shares, (viii) the expense of holding meetings solely for shareholders of a specific class and (ix) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of Shares.
The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.
Class A Shares
Class A Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. You pay a lower front-end sales charge as the size of your investment increases to certain levels. The Funds receive the entire net asset value of all Class A Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
The fixed income Funds and the other Funds have different front-end sales charges.
The fixed income Funds include the Global Opportunistic Credit, Unconstrained Total Return, Strategic Bond, Investment Grade Bond, Short Duration Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds.
Fixed Income Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	3.75%	3.90%	3.00%
$50,000 but less than $100,000	3.50%	3.63%	2.75%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	2.00%	2.04%	1.60%
$500,000 but less than $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	--0--	--0--	up to 1.00%
The other Funds include the U.S. Core Equity, U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Strategic Equity, U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, International Developed Markets, Global Equity, Emerging Markets, Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity, Commodity Strategies, Global Infrastructure, Global Real Estate Securities, Multi-Strategy Income, Multi-Asset Growth Strategy and Strategic Call Overwriting Funds.
Other Funds Front-End Sales Charge for Class A Shares
Amount of investment	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	--0--	--0--	up to 1.00%
Investments of $1,000,000 or more (Class A Shares). With respect to Class A Shares, you do not pay a front-end sales charge when you buy $1,000,000 or more of shares of the RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds' Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Commissions are paid to Financial Intermediaries on Class A Share purchases of $1 million or more by a single shareholder which are not subject to a front-end sales charge, at the following rates: 1.00% on purchases of $1 million or more but less than $4 million, plus 0.50% on the next $6 million, plus 0.25% on purchases of $10 million or more. Commissions are paid based on cumulative purchases by a shareholder over time, not on purchases made during a calendar year.
Class T Shares
Class T Shares are sold at offering price, which is the net asset value plus a front-end sales charge as follows. Front-end sales charges are assessed on a per-transaction basis. You pay a lower front-end sales charge as the size of your transaction increases to certain levels. The Funds receive the entire net asset value of all Class T Shares that are sold. The Distributor receives the full applicable sales charge from which it pays the broker/dealer commission shown in the table below.
Front-End Sales Charge for Class T Shares
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested	Broker/Dealer commission as a % of offering price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or more	1.00%	1.01%	1.00%

Class C Shares
Financial Intermediaries that sell Class C Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class C Shares sold by them and the distribution fee payable under the Funds' Distribution Plan at an annual rate equal to 0.75% of the average daily net assets represented by the Class C Shares sold by them.
Class E Shares
Financial Intermediaries that sell Class E Shares will receive the shareholder services fee payable under the Funds' shareholder services plan at an annual rate equal to 0.25% of the average daily net assets represented by Class E Shares sold by them.
Class M, P, R6, S and Y Shares
Financial Intermediaries will receive no shareholder services or distribution fees for these classes of shares.
Class E and S Shares
Class E and S Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class E or S Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest;
(2)	employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. SEP-IRAs, SIMPLE-IRA and individual 403(b) Plans are not considered plans for purposes of this paragraph;
(3)	clients of Financial Intermediaries who are members of Russell Investments;
(4)	individuals pursuant to employee investment programs of Russell Investments or its affiliates; or
(5)	current and retired registered representatives of broker-dealers having sales agreements with the Funds' Distributor to sell such Class E or S Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.

Class M Shares
Class M Shares of each Fund may only be purchased by:
(1)	clients of Financial Intermediaries who charge an advisory fee, management fee, consulting fee or other similar fee for their services for the shareholder account in which the Class M Shares are held or clients of Financial Intermediaries where the Financial Intermediary would typically charge such a fee but has determined to waive its fee in a particular instance as the result of a potential conflict of interest; or
(2)	current and retired registered representatives of broker-dealers having sales agreements with the Funds' Distributor to sell such Class M Shares and current spouses or the equivalent thereof, children, step-children (with respect to current union only), parents, step-parents or parents-in-law of such registered representative or to a family trust in the name of such registered representative.
In addition, Class M Shares are available only to shareholders who transact on or through advisory platforms that provide limited services to shareholders and charge a transaction fee to shareholders for transactions in Shares of the Funds.
Class P Shares
Class P Shares are available for purchase through certain Financial Intermediaries that have agreements with the Funds’ Distributor to offer Class P Shares. Such Financial Intermediaries may include broker-dealers as well as Financial Intermediaries who charge an advisory fee or other similar fee for their services. A shareholder purchasing Class P Shares through a broker-dealer may be required to pay a commission and/or other forms of compensation to the broker-dealer. Please contact your Financial Intermediary to determine whether your Financial Intermediary offers Class P Shares and to obtain additional information regarding any commissions or other forms of compensation associated with the purchase of Class P Shares.
Class R6 Shares
Class R6 Shares are available only to employee benefit and other plans with multiple participants, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Fund Shares in plan level accounts on behalf of participants. Class R6 Shares are not available for any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEP-IRAs, SAR-SEPs, SIMPLE IRAs, individual 401(k) or individual 403(b) plan accounts.
The Funds generally do not have the ability to enforce these limitations on access to Share Classes with eligibility requirements. It is the sole responsibility of each Financial Intermediary to ensure that it only makes Share Classes with eligibility requirements available to those categories of investors listed above that qualify for access to such Share Classes. However, the Funds will not knowingly sell Share Classes with eligibility requirements to any investor not meeting one of the foregoing criteria.
The Funds' Distributor reserves the right to move a shareholder from a Share Class of a Fund that pays 12b-1 fees to a Share Class of the same Fund that does not pay 12b-1 fees if such shareholder no longer has a relationship with a Financial Intermediary and holds Fund Shares directly with the Funds' Transfer Agent. For cost basis reporting to the IRS, the Funds' Transfer Agent will treat the exchange as a non-taxable event and will carry any cost basis the Transfer Agent is tracking for the shareholder to the new Share Class.
Converting from Class E, Class M or Class S to Class A Shares
Depending upon the policies and operational capabilities of your Financial Intermediary, you may convert Class E, Class M or Class S Shares held in an account that charges an advisory fee, management fee, consulting fee or other similar fee for services (a “fee-based program”) to Class A Shares without the incurrence of a front-end sales charge if you are leaving or have left the fee-based program.  Depending upon the policies and operational capabilities of your Financial Intermediary, if you have already redeemed your Class E, Class M or Class S Shares, the foregoing requirements apply and you must purchase Class A Shares within 90 days after redeeming your Class E, Class M or Class S Shares to receive the Class A Shares without paying a front-end sales charge. Any investments of Class A Shares that are not part of the Class E, Class M or Class S Share redemption proceeds are subject to a front-end sales charge.  RIFUS believes that a conversion between classes of the same Fund is not a taxable event; however, you must check with your Financial Intermediary to determine if they will process the conversion as non-taxable. Please consult with your Financial Intermediary and your tax adviser for more information.

Sales Charge Waivers and Reductions
Please see the Funds' Prospectus for information about sales charge waivers and reductions, including front-end sales charge waivers, cumulative purchase discounts, accumulation privileges, letters of intent, reinstatement privileges, exchange privileges, and deferred sales charge waivers.
Minimum Initial Investment Requirements
If you invest less than the required minimum investment in a Fund, the Funds reserve the right to refuse your order or to correct, within a reasonable period, your purchase transaction and notify you promptly of that correction. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
Generally, for purposes of the minimum investment requirements, an account is at the shareholder level, not at the omnibus level. For retirement plans invested in the Funds at a plan level, the plan is considered the shareholder for minimum investment requirements.
The following lists the exceptions to the minimum initial investment requirements. Exceptions to the minimum initial investment requirements must be approved by the Funds' Distributor.
1.	A transfer of an existing account from one Financial Intermediary or financial platform to another is not subject to the minimum initial investment requirements. For the purpose of this exception, a transfer is a transfer in-kind or the sale and purchase of shares of the same class of the same Fund within 30 days.
2.	For Class Y Shares, upon prior notice to the Transfer Agent, multiple related party accounts will not be subject to the minimum initial investment requirements if the average Class Y account balance per Fund of these related party accounts exceeds $5 million.
3.	For Class Y Shares, upon satisfaction of certain criteria established by the Distributor, for (i) omnibus accounts servicing multiple employee benefit plans; (ii) rollover account transfers; and (iii) omnibus accounts servicing multiple ultra high net worth clients of multi- or single-family offices, an account may be considered at the omnibus level and not the shareholder level for purposes of satisfying the minimum investment requirement.
4.	For Class Y Shares, upon prior notice to your Client Executive, any Russell Investments’ Americas Institutional client with over $10 million in assets under management with Russell Investments and a minimum initial investment of $1 million per Fund will not be subject to the minimum initial investment requirements.
5.	For Class Y Shares, there is no required minimum initial investment for (i) any Russell Investment Company or Russell Investment Funds fund of funds; (ii) for investment companies that have entered into contractual arrangements with the Funds or their service providers to acquire Class Y Shares; or (iii) shares acquired by any collective vehicle or other discretionary account actively managed by Russell Investments.
Signature Guarantee
Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or account changes. A signature guarantee verifies the authenticity of your signature and helps protect your account against fraud or unauthorized transactions. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, with which you have a banking or investment relationship. A notary public cannot provide a signature guarantee. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.
If you hold shares directly with the Fund and you do not have a relationship with any eligible guarantor, and are unable to obtain a signature guarantee, the Fund may accept alternate identification documentation in lieu of a signature guarantee, at the discretion of the Transfer Agent.
Uncashed Checks
Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the Funds with regards to your uncashed checks, the Funds may convert your distribution option to have all dividends and/or distributions reinvested in additional shares.
VALUATION OF FUND SHARES.
The net asset value per share of each class of Shares is calculated separately for each Fund class on each business day on which Shares are offered or redemption orders are tendered. A business day is one on which the New York Stock Exchange (“NYSE”) is open for regular trading. Currently, the NYSE is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Net asset value per share is computed for each class of Shares of a Fund by dividing the current value of the Fund’s assets attributable to each class of Shares, less liabilities attributable to that class of Shares, by the number of each individual class of Shares of the Fund outstanding and rounding to the nearest cent. Information regarding each Fund’s current net asset value per Share is available at https://russellinvestments.com. For additional information regarding the calculation of Fund net asset value, please see the section titled “HOW NET ASSET VALUE IS DETERMINED” in the Prospectus.
The International Developed Markets, Global Equity, Emerging Markets, Tax-Managed International Equity, Global Opportunistic Credit, Commodity Strategies, Global Infrastructure, Global Real Estate Securities and Multi-Strategy Income Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Funds determine their net asset values, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected in the calculations of net asset value unless RIFUS determines that a particular event would materially affect the net asset value.
VALUATION OF PORTFOLIO SECURITIES.
The Funds value their portfolio instruments according to Board-approved securities valuation procedures and pricing services, which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Under the Board-approved securities valuation procedures, the Board has delegated the day-to-day valuation functions to RIFUS, RIFUS’s Oversight Committee and the Funds' custodian. However, the Board retains oversight over the valuation process.
Ordinarily, the Funds value each portfolio instrument based on market quotations provided by pricing services or brokers (when permitted by the market value procedures). Equity securities (including exchange traded funds) are generally valued at the last quoted sale price or the official closing price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Listed options are valued on the basis of the closing mean price and exchange listed futures contracts are valued on the basis of settlement price. Swaps may be valued at the closing price, clean market price or clean exchange funded price provided by a pricing service or broker depending on the type of swap being valued. Listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued at the last quoted sale price as of the close of the exchange’s or other market’s regular trading hours on the day the valuation is made. Non-listed fixed income securities that have greater than 60 days remaining until maturity at the time of purchase are generally valued using the price supplied by a pricing service or broker, which may be an evaluated bid. Evaluated bids are derived from a matrix, formula or other objective method that takes into consideration actual trading activity and volume, market indexes, credit quality, maturity, yield curves or other specific adjustments. Fixed income securities that have 60 days or less remaining until maturity at the time of purchase are valued using the amortized cost method of valuation, unless it is determined that the amortized cost method would result in a price that would be deemed to be not reliable. Issuer-specific conditions (e.g., creditworthiness of the issuer and the likelihood of full repayment at maturity) and conditions in the relevant market (e.g., credit, liquidity and interest rate conditions) are among the factors considered in this determination. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.
If market quotations are not readily available for an instrument or are considered not reliable because of market and/or issuer-specific information, the instrument will be valued at fair value, as determined in accordance with the fair value procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The fair value procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its Shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund Shares and the daily movement of the benchmark index if the index is valued using another pricing method.
This policy is intended to assure that the Funds' net asset values fairly reflect portfolio instrument values as of the time of pricing. Events or circumstances affecting the values of portfolio instruments that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund Shares is determined may be reflected in the calculation of the net asset values for each  applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities will use fair value pricing more often (typically daily) since “significant” events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Examples of significant events that generally trigger fair value pricing of one or more securities are: any market movement of the U.S. securities market (defined in the fair value procedures as the movement of a single major U.S. Index); a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities.
Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders are not able to purchase or redeem Fund Shares.
PORTFOLIO TURNOVER RATE.
Portfolio turnover measures how frequently securities held by a Fund are bought and sold. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short–
term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and/or duration of portfolio investments.
The portfolio turnover rates for the fiscal years ended October 31, 2017 and 2016 for each Fund were:
	10/31/17	10/31/16
U.S. Core Equity Fund	90%	73%
U.S. Defensive Equity Fund	99%	94%
U.S. Dynamic Equity Fund	113%	118%
U.S. Strategic Equity Fund	88%	75%
U.S. Large Cap Equity Fund	78%	92%
U.S. Mid Cap Equity Fund	96%	127%
U.S. Small Cap Equity Fund	109%	98%
International Developed Markets Fund	104%	68%
Global Equity Fund	90%	46%
Emerging Markets Fund	50%	68%
Tax-Managed U.S. Large Cap Fund	35%	23%
Tax-Managed U.S. Mid & Small Cap Fund	48%	70%
Tax-Managed International Equity Fund	25%	85%
Global Opportunistic Credit Fund	81%	68%
Unconstrained Total Return Fund(1)	171%	43%
Strategic Bond Fund	133%	203%
Investment Grade Bond Fund	143%	207%
Short Duration Bond Fund	156%	113%
Tax-Exempt High Yield Bond Fund	71%	22%
Tax-Exempt Bond Fund	45%	14%
Commodity Strategies Fund	0%	0%
Global Infrastructure Fund	84%	102%
Global Real Estate Securities Fund	92%	79%

	10/31/17	10/31/16
Multi-Strategy Income Fund	146%	67%
Multi-Asset Growth Strategy Fund(2)	85%	N/A
Strategic Call Overwriting Fund	7%	4%
(1)	The Unconstrained Total Return Fund commenced operations on September 23, 2016.
(2)	The Multi-Asset Growth Strategy Fund commenced operations on March 8, 2017.
A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities (see “Taxes”).
DISCLOSURE OF PORTFOLIO HOLDINGS.
The Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosures of portfolio holdings information may only be made pursuant to these Board-approved policies and procedures.
Disclosure of a Fund’s portfolio holdings may only occur if such disclosure is consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Fund and its adviser. Disclosure is permissible only when a Fund, as determined by the Board or CCO, has legitimate business purposes for such disclosure and the recipients are subject to a written confidentiality agreement, which includes a duty not to trade on non-public information.
Public Disclosures of Portfolio Holdings Information
Disclosure of a Fund’s complete holdings as of the end of each fiscal quarter is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds will also make these reports available on their website, https://russellinvestments.com. Disclosure of a Fund’s complete portfolio holdings will be available on the Funds’ website no more frequently than weekly and following each month end. Such holdings will be available no sooner than 5 business days after trade date.  Disclosure of a Fund’s top ten portfolio holdings will be available on the Funds’ website no later than 15 calendar days after each month end.
Upon the occurrence of an unexpected, out of the ordinary event with respect to one or more portfolio holdings or the market as a whole, RIM may, consistent with the statement of policy set forth above and with the prior approval of the CCO, prepare and make available on the Funds' website a statement relating to such event which may include information regarding the Funds' portfolio holdings.
Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holdings position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the portfolio holdings disclosure policies.
If a Fund pays for any portion of a redemption amount by a distribution of in-kind securities from the Fund’s portfolio, prior to making an in-kind distribution, RIM will notify the redeeming Shareholder that all information regarding the Fund’s portfolio holdings is non-public and confidential, may not be disclosed to others and may not be used as the basis for any trading decisions.
Non-Public Disclosures of Portfolio Holdings Information
RIM and the money managers may periodically distribute lists of applicable investments held by the Funds for the purpose of facilitating management of the Funds' portfolios including compliance testing, receipt of relevant research and for creation of Fund sales literature. Brown Brothers Harriman, Bloomberg AIM, Bloomberg Portfolio, Glass Lewis & Co., LLC, FactSet Research Systems Inc., Axioma, Advent Software, Inc., Moody’s Analytics Knowledge Services, Genpact, RiskMetrics, Hexaware, SS&C, Electra Information Systems and Fund Assist provide such services to RIM and the money managers and as such may receive monthly, weekly or daily portfolio holdings. RIM and the money managers may periodically distribute a list of the issuers and securities which are covered by their respective research departments as of a particular date, but in no case will such a list identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.
In addition, the Funds' custodian generates portfolio holdings information in connection with its services to the Funds. Confluence Technologies, Inc. (“CTI”), GainsKeeper, Interactive Data Corporation (“IDC”), Glass Lewis & Co., LLC, ISS, PricewaterhouseCoopers LLP and CloudMargin provide performance and financial reporting, tax filing services, pricing, proxy voting, class action registration services, audit services and collateral management, respectively, to RIM, RIFUS or the Funds.

CTI and Glass Lewis receive daily portfolio holdings information in connection with their services. State Street (Boston) as custodian and fund accounting agent for the Funds provides portfolio holdings to State Street (Sacramento) who is the pricing vendor for over the counter (OTC) derivative instruments. Such service providers must keep the portfolio holdings information confidential and cannot trade based on the non-public information. There is no lag between the date of such portfolio holdings information and the date on which the information is disclosed to the service providers.
From time to time, rating and ranking organizations such as Morningstar, Inc. and Lipper Analytical Services may request complete portfolio holdings information in connection with rating the Funds. In order to facilitate the review of the Funds by these rating agencies, the Funds may distribute (or authorize their service providers to distribute) portfolio holdings information to such ratings agencies before their public disclosure is required or authorized, provided that (a) the recipient does not distribute the information or results of analyses to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds' shares before the information or results of analyses become public information and (b) the recipient is subject to a confidentiality agreement, which includes a duty not to trade on non-public information.
No compensation or other consideration is paid to the Funds, RIM or the money managers for any non–public disclosure of portfolio holdings information.
Administration of the Portfolio Holdings Disclosure Policies
The CCO will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the CCO or her designee to ensure that all disclosures of the portfolio holdings of a Fund are in the best interests of such Fund’s shareholders. It is the responsibility of each business unit with access to portfolio holdings, including RIFUS Fund Administration and RIM’s Investment Management and Research Division, to inform the CCO of any third parties receiving portfolio holdings information which has not previously been disclosed. The CCO is also responsible for monitoring for conflicts of interest between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter, or any affiliated person of the Funds, their investment adviser or their principal underwriter. Every violation of the portfolio holdings disclosure policies must be reported to the Funds' CCO. If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, the violation will be reported to the Funds' Board, as required by Rule 38a-1. The CCO also has the discretion to report other compliance matters arising under the portfolio holdings disclosure policies to the Board.
Disclosure of the Funds' portfolio holdings made in accordance with these procedures is authorized by the Funds' Board. The portfolio holdings disclosure policies may not be waived, and exceptions may not be made, without the consent of the Funds' Board; provided, however that waivers or exceptions in connection with operational or administrative functions may be made with the prior consent of the CCO. If the CCO is unavailable, waivers or exceptions in connection with the operational or administrative functions may be made with the prior consent of the Funds' Chief Legal Officer or Chief Financial Officer. All such waivers and exceptions by the CCO, Chief Legal Officer or Chief Financial Officer will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.
PROXY VOTING POLICIES AND PROCEDURES.
The Board has delegated to RIM, as RIC's investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). RIM has also hired a third party service provider to serve as proxy administrator (“Proxy Administrator”), which may provide RIM with research, analysis and/or recommendations relating to proxy voting. RIM (whether acting directly or through the Committee) retains final authority with respect to proxy voting.
The P&P are designed to ensure that proxy voting decisions are made in accordance with the best interests of RIM’s clients (including the Funds) and to enable the Committee to receive timely notice of and resolve any material conflicts of interest between the Funds on the one hand, and RIM or its affiliates, on the other, before voting proxies with respect to a matter in which such a conflict may be present. In order to assure that proxies are voted in accordance with the best interests of clients at all times, the P&P authorize votes to be cast in accordance with the Guidelines and delegate to the Proxy Administrator responsibility for performing research and making recommendations in accordance with the Guidelines. Conflicts are addressed in the P&P by requiring the implementation of a process requiring additional diligence and documentation if ballots are not voted in accordance with the Guidelines or pursuant to the recommendation of the Proxy Administrator.

The Guidelines address matters that are commonly submitted to shareholders of a company for voting, including, but not limited to, issues relating to corporate governance, auditors, the board of directors, capital structure, executive and director compensation, and mergers and corporate restructurings. Subject to the supervision and oversight of the Committee, and the authority of the Committee to intervene with respect to a particular proxy matter, the Proxy Administrator is obligated to vote all proxies as set forth in the Guidelines.
The following are examples of certain types of issues that are covered in the Guidelines and how the proxies are generally voted.
•	Proxies will generally be voted for routine agenda items such as the opening of the shareholder meeting; the presence of quorum; regulatory filings; the designation of inspector or shareholder representatives of minutes of meeting; the allowance of questions; the publication of minutes; and the closing of the shareholder meeting.
•	In connection with director and officer indemnification and liability protection, proxies will generally be voted: against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care or for proposals that expand protection beyond the standards set forth by Delaware law; against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts that are more serious violations of fiduciary obligations than mere carelessness; and for proposals that would provide indemnification for an Italian company’s internal auditors or expanded indemnification where a director’s or officer’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.
•	In certain corporate governance matters, proxies will generally be voted: for proposals seeking to amend a company’s articles of association, procedures, processes and/or other company documents unless the Proxy Administrator recommends a vote against such matter, in which case such vote will be determined on a case-by-case basis; for mergers and acquisitions proposals unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; for corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, asset sales and creation of holding companies, unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; against proposals to classify the board; for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless the Proxy Administrator recommends a vote against, in which case such vote will be determined on a case-by-case basis; and against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
•	In regard to changes to a company’s capital structure, proxies are generally voted against proposals that seek to increase the authorized common or preferred stock by twice the present limit, unless the increase is in connection with a stock split or merger that was voted in favor of; against proposals to create preferred stock, unless the Proxy Administrator recommends a vote for, in which case such vote will be determined on a case-by-case basis; if the company does not have any preferred shares outstanding, proxies will generally be voted against the requested authorization.
•	Generally, proxies are voted for executive and director stock option plans unless the Proxy Administrator recommends a vote against such matter, in which case additional criteria specified in the Guidelines will apply and such vote may be determined on a case-by-case basis.
•	Other than with respect to the exceptions specified in the Guidelines, proxies related to social, political or environmental issues will be determined on a case-by-case basis.
Where a voting matter is not specifically addressed in the Guidelines or there is a question as to the outcome, the Proxy Administrator is obligated to request additional direction from the Committee. The Proxy Administrator is obligated to maintain records of all votes received, all votes cast and other relevant information.
To the extent that any shares of a Fund are owned directly by any other RIC or RIF fund, those shares will be voted directly by such fund in the same proportion as all other votes received from the other holders of such fund’s shares.
Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, at https://russellinvestments.com and on the SEC’s website at http://www.sec.gov.
BROKERAGE ALLOCATIONS.
Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is made either by the money manager or by RIM. RIC's arrangements with RIM and the money managers provide that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek best execution. The factors that may be considered in assessing the best execution available for any transaction include the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, the reasonableness of the commission, if any, and the value of research services (as that term is defined in Section 28(e) of the Securities Exchange Act of 1934). In assessing whether the best overall terms have been obtained, RIM and the money managers are not obligated to select the broker offering the lowest commission. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIC's Board-approved policies and procedures.
A money manager may effect portfolio transactions for the segment of a Fund’s portfolio assigned to the money manager with a broker-dealer affiliated with the money manager or RIM, including Russell Investments Implementation Services, LLC (“RIIS”), a registered broker and investment adviser and an affiliate of RIM, as well as with brokers affiliated with other money managers. RIM effects certain portfolio transactions for the Funds through RIIS.
RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIM determines not to allocate to money manager strategies, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Fund’s non-discretionary managers or (iv) to execute a money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIM has authorized RIIS to effect certain futures, swaps, over-the-counter derivatives transactions, and cleared swaps, including foreign currency spot, forwards and options trading (collectively, “derivatives trading”) on behalf of the Funds. In connection with these transactions, RIIS may (i) negotiate, amend, execute and deliver International Swaps and Derivatives Association, Inc. agreements, supporting annexes, confirmations and schedules, including but not limited to, credit support documents (whether by way of title transfer or by way of security), futures agreements, foreign currency documentation and any other agreements or instruments RIIS considers necessary or desirable for the purpose of entering into derivatives trading transactions; and (ii) deliver to counterparties, on behalf of the Funds, representations, warranties and covenants, including but not limited to certain tax representations, along with such financial information regarding the Funds as such counterparties may reasonably request.
In the case of securities traded in the over-the-counter market and depending on where best execution is believed to be available, portfolio transactions may be effected either (1) on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or (2) on a principal basis at net prices, which include compensation to the broker-dealer in the form of a mark-up or mark-down without commission.
Certain Funds will effect transactions through Cowen Execution Services (“Cowen”) and its global network of unaffiliated correspondent brokers, as well as State Street Global Markets, LLC (“SSGM”) and its global network of unaffiliated correspondent brokers. Trades placed through Cowen, SSGM and their correspondents are used (i) to obtain research services for RIM to assist RIM in its investment decision-making process in its capacity as Advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIM or to generate commission rebates to the Funds, the Funds' money managers are requested to, and RIM may with respect to transactions it places, effect transactions with or through Cowen, SSGM and their correspondents or other brokers only to the extent that the money managers or RIM believe that the Funds will receive best execution. In addition, RIM recommends targets for the amount of trading that money managers direct though Cowen and SSGM based upon several factors including asset class and investment style, among others. Research services provided to RIM by Cowen, SSGM or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIM may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIM or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.
Decisions concerning the acquisition of research services by RIM are approved and monitored by a Soft Commission Committee (“SCC”), which consists principally of employees in research and investment management roles. The SCC acts as an oversight body with respect to purchases of research services acquired by RIM using soft commissions generated by funds managed by RIM or its affiliates, including the Funds.
Cowen, SSGM or other brokers may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through Cowen, SSGM and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable commission. Commission recapture is generated on the instructions of the SCC once RIM’s research needs have been met.

Cowen and SSGM retain a portion of all commissions generated, regardless of whether the trades were used to provide research services to RIM or commission recapture to the Funds. Trades through Cowen, SSGM and their correspondents for transition services and manager funding (i.e., brokerage arrangements designed to reduce costs and optimize performance during the transition of Fund assets upon the hiring, termination or additional funding of a money manager) are at ordinary and customary commission rates and do not result in commission rebates or accrued credits for the procurement of research related services.
Additionally, a money manager may independently effect transactions through Cowen, SSGM and their correspondents or a broker affiliated with the money manager or another broker to obtain research services for its own use. Research services provided to a money manager may benefit the Fund generating the trading activity but may also benefit other funds and clients managed or advised by the money manager. Similarly, the Funds may benefit from research services provided with respect to trading by those other funds and clients.
BROKERAGE COMMISSIONS.
During the Funds’ fiscal years ended October 31, 2017, 2016 and 2015, the total brokerage commissions paid by the Funds were:
	2017	2016	2015
U.S. Core Equity Fund	$ 482,639	$ 544,840	$1,092,808
U.S. Defensive Equity Fund	214,707	332,699	460,503
U.S. Dynamic Equity Fund	408,045	651,333	935,820
U.S. Strategic Equity Fund	1,663,603	2,163,018	2,926,374
U.S. Large Cap Equity Fund	170,648	247,005	245,976
U.S. Mid Cap Equity Fund	112,144	181,583	159,077
U.S. Small Cap Equity Fund	4,758,381	4,561,038	5,116,574
International Developed Markets Fund	2,969,276	2,245,887	3,374,682
Global Equity Fund	2,787,992	1,805,550	2,033,323
Emerging Markets Fund	2,813,201	3,698,029	4,703,446
Tax-Managed U.S. Large Cap Fund	352,417	296,354	470,387
Tax-Managed U.S. Mid & Small Cap Fund	328,563	473,872	453,550
Tax-Managed International Equity Fund	482,620	680,385	712,654
Global Opportunistic Credit Fund	389,109	114,752	169,085
Unconstrained Total Return Fund(1)	54,488	2,355	N/A
Strategic Bond Fund	852,446	1,180,663	466,488
Investment Grade Bond Fund	249,141	120,831	50,637
Short Duration Bond Fund	43,999	29,637	45,270
Tax-Exempt High Yield Bond Fund	134	N/A	N/A
Tax-Exempt Bond Fund	1,972	N/A	N/A
Commodity Strategies Fund	731	N/A	N/A
Global Infrastructure Fund	1,715,002	2,472,440	2,841,635
Global Real Estate Securities Fund	2,163,606	1,987,574	2,262,942
Multi-Strategy Income Fund	376,532	278,965	126,471
Multi-Asset Growth Strategy Fund(2)	788,777	N/A	N/A
Strategic Call Overwriting Fund	134,164	953,158	747,244
(1)	The Unconstrained Total Return Fund commenced operations on September 23, 2016.
(2)	The Multi-Asset Growth Strategy Fund commenced operations on March 8, 2017.
The principal reasons for changes in certain Funds’ brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions and (3) changes in money managers of certain Funds, resulting in increased securities transactions and brokerage commissions.
During the fiscal year ended October 31, 2017, approximately $1,763,628 of the brokerage commissions of the Funds were directed to brokers who provided brokerage or research services to RIM. The research services include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or that are required in connection therewith.

Aggregate brokerage commissions received by broker/dealers that were affiliated with RIM or the relevant money managers for the fiscal years ended October 31, 2017, 2016 and 2015 from portfolio transactions effected for the Funds were as follows:
Fund Name	RIM/Money Manager	Affiliated Broker	2017 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
U.S. Core Equity Fund
RIM
Russell Investments Implementation Services, LLC	51,797	10.732%	12.786%
Sustainable Growth Advisers, LP
Russell Investments Implementation Services, LLC	11,327	2.347%	1.943%
Total:	63,142	13.079%	14.729%
U.S. Defensive Equity Fund
RIM
Russell Investments Implementation Services, LLC	58,061	27.042%	18.018%
Total:	58,061	27.042%	18.018%
U.S. Dynamic Equity Fund
RIM
Russell Investments Implementation Services, LLC	39,617	9.709%	11.04%
Total:	39,617	9.709%	11.04%
U.S. Strategic Equity Fund
RIM
Russell Investments Implementation Services, LLC	321,506	19.601%	20.185%
Total:	321,506	19.601%	20.185%
U.S. Large Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	58,908	34.521%	37.285%
Sustainable Growth Advisers, LP
Russell Investments Implementation Services, LLC	2,291	1.342%	1.055%
Total:	61,199	35.863%	38.340%
U.S. Mid Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	16,530	14.74%	13.951%
Total:	16,530	14.74%	13.951%
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	511,103	10.795%	13.849%
Total:	511,103	10.795%	13.849%
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	926,874	31.636%	11.477%
Total:	926,874	31.636%	11.477%
Global Equity Fund
RIM
Russell Investments Implementation Services, LLC	555,004	19.907%	11.787%
Total:	555,004	19.907%	11.787%
Emerging Markets Fund
RIM
Russell Investments Implementation Services, LLC	386,031	13.722%	3.348%

Fund Name	RIM/Money Manager	Affiliated Broker	2017 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
RIM
Macquarie Securities	10,785	0.383%	0.265%
Total:	396,816	14.105%	3.613%
Tax-Managed U.S. Large Cap Fund
RIM
Russell Investments Implementation Services, LLC	58,583	16.623%	10.332%
Total:	58,583	16.623%	10.332%
Tax-Managed U.S. Mid & Small Cap Fund
RIM
Russell Investments Implementation Services, LLC	31,915	9.714%	5.992%
Total:	31,915	9.714%	5.992%
Tax-Managed International Equity Fund
RIM
Russell Investments Implementation Services, LLC	61,117	12.664%	2.142%
Total:	61,117	12.664%	2.142%
Global Opportunistic Credit Fund
RIM
Russell Investments Implementation Services, LLC	174,963	44.965%	1.605%
Total:	174,963	44.965%	1.605%
Global Infrastructure Fund
RIM
Russell Investments Implementation Services, LLC	127,240	7.419%	5.394%
Total:	127,240	7.419%	5.394%
Global Real Estate Securities Fund
Morgan Stanley Investment Management
Russell Investments Implementation Services, LLC	6	0.000%	0.001%
RIM
Russell Investments Implementation Services, LLC	94,937	4.740%	4.694%
Total:	94,943	4.740%	4.695%
Multi-Strategy Income Fund
RIM
Russell Investments Implementation Services, LLC	241,888	64.241%	2.534%
Total:	241,888	64.241%	2.534%
Multi-Asset Growth Strategy Fund
RIM
Russell Investments Implementation Services, LLC	398,955	50.579%	5.569%
Total:	398,955	50.579%	5.569%
Strategic Call Overwriting Fund
RIM
Russell Investments Implementation Services, LLC	768	0.572%	1.075%
Total:	768	0.572%	1.075%

Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
U.S. Core Equity Fund
RIM

Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell Investments Implementation Services, LLC	29,290	5.376%	7.140%
Sustainable Growth Advisers, LP
Russell Investments Implementation Services, LLC	5,274	0.968%	0.622%
Total:	34,564	6.344%	7.762%
U.S. Defensive Equity Fund
RIM
Russell Investments Implementation Services, LLC	65,987	19.834%	12.666%
Total:	65,987	19.834%	12.666%
U.S. Dynamic Equity Fund
Cornerstone Capital Management
Russell Investments Implementation Services, LLC	3,199	0.491%	0.386%
RIM
Russell Investments Implementation Services, LLC	47,787	7.337%	6.699%
Total:	50,986	7.828%	7.085%
U.S. Strategic Equity Fund
Cornerstone Capital Management
Russell Investments Implementation Services, LLC	16,555	0.765%	0.407%
RIM
Russell Investments Implementation Services, LLC	311,292	14.392%	15.753%
Total:	327,847	15.157%	16.160%
U.S. Large Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	35,003	14.171%	13.903%
Sustainable Growth Advisers, LP
Russell Investments Implementation Services, LLC	2,785	1.128%	0.628%
Total:	37,789	15.299%	14.531%
U.S. Mid Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	26,755	14.734%	11.062%
Total:	26,755	14.734%	11.062%
U.S. Small Cap Equity Fund
RIM
Russell Investments Implementation Services, LLC	821,508	18.011%	18.004%
Total:	821,508	18.011%	18.004%
International Developed Markets Fund
RIM
Russell Investments Implementation Services, LLC	449,263	20.004%	5.788%
Total:	449,263	20.004%	5.788%
Global Equity Fund
RIM

Fund Name	RIM/Money Manager	Affiliated Broker	2016 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
Russell Investments Implementation Services, LLC	336,688	18.647%	8.228%
Total:	336,688	18.647%	8.228%
Emerging Markets Fund
RIM
Russell Investments Implementation Services, LLC	297,110	8.034%	3.98%
Total:	297,110	8.034%	3.98%
Investment Grade Bond Fund
RIM
Russell Investments Implementation Services, LLC	68,211	56.452%	1.297%
Total:	68,211	56.452%	1.297%
Strategic Bond Fund
RIM
Russell Investments Implementation Services, LLC	673,185	57.018%	1.765%
Total:	673,185	57.018%	1.765%
Global Infrastructure Fund
RIM
Russell Investments Implementation Services, LLC	275,749	11.153%	9.104%
Total:	275,749	11.153%	9.104%
Global Real Estate Securities Fund
RIM
Russell Investments Implementation Services, LLC	265,677	13.367%	12.141%
Total:	265,677	13.367%	12.141%

Fund Name	RIM/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
U.S. Core Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	244,337	22.359%	18.030%
	Sustainable Growth Advisers, LP
		Russell Investments Implementation Services, LLC	5,749	0.526%	0.474%
Total:			250,086	22.885%	18.504%
U.S. Defensive Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	89,996	19.543%	13.945%
Total:			89,996	19.543%	13.945%
U.S. Dynamic Equity Fund
	Cornerstone Capital Management
		Russell Investments Implementation Services, LLC	2,289	0.245%	0.260%
	RIM
		Russell Investments Implementation Services, LLC	78,863	8.427%	6.456%
Total:			81,152	8.672%	6.716%

Fund Name	RIM/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
U.S. Strategic Equity Fund
	Cornerstone Capital Management
		Russell Investments Implementation Services, LLC	5,513	0.188%	0.117%
	RIM
		Russell Investments Implementation Services, LLC	437,592	14.954%	12.503%
Total:			443,105	15.142%	12.620%
U.S. Large Cap Equity Fund
	Sustainable Growth Advisers, LP
		Russell Investments Implementation Services, LLC	3,027	1.231%	0.778%
Total:			3,027	1.231%	0.778%
U.S. Mid Cap Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	46,077	28.965%	19.250%
Total:			46,077	28.965%	19.250%
U.S. Small Cap Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	878,965	17.179%	18.284%
Total:			878,965	17.179%	18.284%
International Developed Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	974,425	28.875%	7.765%
Total:			974,425	28.875%	7.765%
Global Equity Fund
	RIM
		Russell Investments Implementation Services, LLC	380,645	18.72%	11.358%
Total:			380,645	18.72%	11.358%
Emerging Markets Fund
	RIM
		Russell Investments Implementation Services, LLC	592,237	12.592%	6.571%
Total:			592,237	12.592%	6.571%
Tax-Managed U.S. Large Cap Fund
	RIM
		Russell Investments Implementation Services, LLC	74,143	15.762%	7.128%
Total:			74,143	15.762%	7.128%
Tax-Managed U.S. Mid & Small Cap Fund
	RIM

Fund Name	RIM/Money Manager	Affiliated Broker	2015 Total (USD)	Percent of Fund's Commission	Percent of Fund's Principal
		Russell Investments Implementation Services, LLC	33,575	7.403%	4.461%
Total:			33,575	7.403%	4.461%
Strategic Bond Fund
	RIM
		Russell Investments Implementation Services, LLC	1,363	0.292%	0.008%
Total:			1,363	0.292%	0.008%
Short Duration Bond Fund
	RIM
		Russell Investments Implementation Services, LLC	71	0.156%	0.003%
Total:			71	0.156%	0.003%
Global Infrastructure Fund
	RIM
		Russell Investments Implementation Services, LLC	240,145	8.451%	7.331%
Total:			240,145	8.451%	7.331%
Global Real Estate Securities Fund
	RIM
		Russell Investments Implementation Services, LLC	208,638	9.220%	8.651%
Total:			208,638	9.220%	8.651%
Multi-Strategy Income Fund
	RIM
		Russell Investments Implementation Services, LLC	59,324	46.907%	10.063%
Total:			59,324	46.907%	10.063%
During the Funds’ fiscal year ended October 31, 2017, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b–1 of the 1940 Act. The values of broker–dealer securities held as of October 31, 2017, were as follows:

Broker	U.S. Core Equity Fund	U.S. Defensive Equity Fund	U.S. Dynamic Equity Fund	U.S. Strategic Equity Fund	U.S. Large Cap Equity Fund	U.S. Mid Cap Equity Fund
Citigroup Inc.	5,190,791	117,233	2,660,627	25,647,531	1,989,425
Goldman, Sachs & Co.	2,492,694		2,312,289	11,413,049	109,601
J.P. Morgan Securities, Inc.	8,063,489	791,298	5,097,305	56,023,371	2,680,250
Keycorp	1,296,790		901,386	11,639,868
Macquarie Group Limited		(187,785)				1,015,430
Merrill Lynch, Pierce, Fenner & Smith, Inc.	7,412,528		4,078,782	56,451,201	221,749
Morgan Stanley & Co. Incorporated		251,029	2,328,000	12,409,950	181,100
Raymond James Financial, Inc.						547,764
State Street Global Markets, LLC	6,501,088	6,793,924	943,552	19,117,600	891,296
U.S. Bancorp	1,740,758	7,885,154		5,525,062	1,113,213
UBS Securities LLC			520,438
Wells Fargo Advisors	5,758,729	897,229	823,349	27,185,065	1,113,874

Broker	U.S. Small Cap Equity Fund	International Developed Markets Fund	Global Equity Fund	Emerging Markets Fund	Tax-Managed U.S. Large Cap Fund	Tax-Managed U.S. Mid & Small Cap Fund
Barclays Capital, Inc.		5,924,150	11,157,781	1,558,414
Citigroup Inc.			18,392,346		26,859,032
Goldman, Sachs & Co.			4,284,622		12,935,338
Investment Technology Group, Inc.	1,551,461
J.P. Morgan Securities, Inc.			28,381,880		24,566,749
Keycorp					5,871,408	535,966
Macquarie Group Limited		14,488,743	9,069,100	2,695,162
Merrill Lynch, Pierce, Fenner & Smith, Inc.			32,899,115		41,715,436
Morgan Stanley & Co. Incorporated			1,265,350		14,422,050
New Edge USA LLC		3,323,284	604,628
Nomura Bank		7,596,769
Raymond James Financial, Inc.					586,423	351,667
Royal Bank of Canada		9,742,896	2,651,033
State Street Global Markets, LLC			1,039,600		29,644,976
U.S. Bancorp			2,155,406		14,373,178
UBS Securities LLC		20,084,800	4,119,850		5,095,414
Wells Fargo Advisors			2,535,900		29,618,622

Broker	Tax-Managed International Equity Fund	Global Opportunistic Credit Fund	Unconstrained Total Return Fund	Strategic Bond Fund	Investment Grade Bond Fund	Short Duration Bond Fund
Barclays Capital, Inc.	1,978,817	5,416,114	2,332,662	19,588,309	2,937,248	748,994
Citigroup Inc.		2,703,742	1,981,764	67,800,435	15,429,731	13,483,000
Goldman, Sachs & Co.			3,414,479	29,399,820	9,278,668	3,547,660
J.P. Morgan Securities, Inc.		1,600,547	4,037,518	37,052,731	7,126,365	16,973,917
Jefferies Group, Inc.				1,143,940	271,657
Keycorp				3,594,385	1,046,955	1,009,269
Macquarie Group Limited	412,804
Merrill Lynch, Pierce, Fenner & Smith, Inc.		1,903,379	2,577,390	50,455,990	9,358,923	11,344,833
Morgan Stanley & Co. Incorporated			3,667,679	41,018,862	13,162,590	5,785,808
New Edge USA LLC	409,603	1,199,067
Nomura Bank	109,956			16,549,294
Royal Bank of Canada	1,593,779		1,004,215	11,186,730	2,185,671	4,289,559
State Street Global Markets, LLC				1,011,833
U.S. Bancorp					1,307,327	3,484,290
UBS Securities LLC	4,006,586	2,429,645	275,862	15,358,832	1,724,634	1,382,130
Wells Fargo Advisors		2,345,672	3,928,573	59,413,608	6,781,429	12,195,593

Broker	Global Infrastructure Fund	Multi-Strategy Income Fund	Multi-Asset Growth Strategy Fund	Strategic Call Overwriting Fund
Barclays Capital, Inc.		1,210,472	348,000
Citigroup Inc.		4,867,899	5,105,618	923,160
Goldman, Sachs & Co.		3,089,296	1,113,181	598,926
Investment Technology Group, Inc.			65,035

Broker	Global Infrastructure Fund	Multi-Strategy Income Fund	Multi-Asset Growth Strategy Fund	Strategic Call Overwriting Fund
J.P. Morgan Securities, Inc.		4,188,881	1,550,803	1,763,291
Macquarie Group Limited	6,898,425	661,951	24,690
Merrill Lynch, Pierce, Fenner & Smith, Inc.		6,336,417	1,316,025	1,300,313
Morgan Stanley & Co. Incorporated		5,667,221	1,676,428
New Edge USA LLC		1,187,875	324,385
Raymond James Financial, Inc.				161,760
Royal Bank of Canada		655,682
State Street Global Markets, LLC			163,484
U.S. Bancorp			752,293	533,794
UBS Securities LLC		2,913,717	1,338,511
Wells Fargo Advisors		7,875,287	1,438,158	1,428,875

FOREIGN CURRENCY COMMISSIONS
RIIS may execute foreign currency transactions (“FX Transactions”) on an agency basis on behalf of the Funds.  RIIS may charge the Funds a commission for effecting FX Transactions (“FX Commissions”).  During the Funds’ fiscal year ended October 31, 2017, the total FX Commissions paid by the Funds to RIIS were:
	2017	2016	2015
International Developed Markets Fund	$48,623	N/A	N/A
Global Equity Fund	17,578	N/A	N/A
Emerging Markets Fund	8,252	N/A	N/A
Global Infrastructure Fund	12,058	N/A	N/A
Global Real Estate Securities Fund	26,797	N/A	N/A

Investment Restrictions, Policies And CERTAIN INVESTMENTS
Each Fund’s investment objective, with the exception of the U.S. Defensive Equity Fund, International Developed Markets Fund, Investment Grade Bond Fund and Tax-Exempt Bond Fund, is “non-fundamental.” Having a non-fundamental investment objective means that it may be changed without the vote of a majority of the outstanding voting securities of the relevant Fund. If a Fund’s investment objective is changed by the Board of Trustees, the Prospectus will be supplemented to reflect the new investment objective. Certain investment policies and restrictions may be, and the investment objectives of the U.S. Defensive Equity Fund, International Developed Markets Fund, Investment Grade Bond Fund and Tax-Exempt Bond Fund are fundamental, which means that they may only be changed with the vote of a majority of the outstanding voting securities of the relevant Fund. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in their Prospectus. The Commodity Strategies and Multi-Asset Growth Strategy Funds will look through their respective Subsidiary to the Subsidiary's assets for the purposes of complying with the investment restrictions noted below.
INVESTMENT RESTRICTIONS
Each Fund is subject to the following fundamental investment restrictions.
Unless otherwise stated, all restrictions, percentage limitations and credit quality limitations on Fund investments listed in this SAI apply on a fund-by-fund basis at the time of investment. There would be no violation of any of these requirements unless a Fund fails to comply with any such limitation immediately after and as a result of an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.
No Fund may:
1.	Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated within the meaning of the 1940 Act in securities of issuers in a particular industry or group of industries.
Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction.
This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
This investment restriction shall not apply to the Global Real Estate Securities Fund.
The Global Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.
2.	Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
3.	Purchase or sell commodities (physical commodities for the Commodity Strategies and Multi-Asset Growth Strategies Funds) except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.
This restriction shall not prevent the Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds from purchasing or selling commodity-linked derivative instruments and other commodity-linked securities, including swap agreements, commodity-linked structured notes, options, swaptions, futures contracts with respect to indices or individual commodities and options on futures contracts, equities of commodity-related companies, exchange traded funds and exchange traded notes or from investing in securities or other instruments backed by physical commodities or by indices.
4.	Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.
5.	Act as an underwriter except to the extent a Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
6.	Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.
7.	Issue securities senior to the Fund’s presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.
An additional fundamental policy is that the Tax-Exempt Bond Fund will not invest in interests in oil, gas or other mineral exploration or development programs.
An additional fundamental policy is that the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds will each invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax.
For purposes of these investment restrictions, the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.
With regard to investment restriction 1, above, concentration within the meaning of the 1940 Act refers to the position of the staff of the SEC that a fund is concentrated if it invests 25% or more of the value of its total assets in any one industry or group of industries. The Global Real Estate Securities Fund concentrates its investments in real estate securities.  For purposes of this investment restriction, the Global Infrastructure Fund defines an “industry” to be those industries defined by reference to the industry and sub-industry classifications of the Global Industry Classification Standard (“GICs”) methodology.
With regard to investment restriction 1, above, mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Privately-issued mortgage-backed securities are, however, subject to the Funds' industry concentration restrictions.
With regard to investment restriction 3, above, this restriction shall not prevent a Fund from entering into swap agreements or swaptions.
With regard to investment restriction 4, above, this restriction applies constantly and not only at the time a borrowing is made.
With regard to investment restriction 6, above, each Fund may lend its portfolio securities in an amount not to exceed 33 1⁄3% of total fund assets. The Funds may invest without limit in repurchase agreements, dollar rolls and to-be announced mortgage-backed securities so long as they abide by their investment objective, investment restrictions, and all 1940 Act requirements, including diversification requirements. Loans to affiliated investment companies are not presently permitted by the 1940 Act in the absence of an exemption from the SEC. The Funds have received exemptive relief from the SEC to loan money to affiliated investment companies.
With regard to investment restriction 7, above, permitted borrowings refer to borrowings by the Funds as permitted by the 1940 Act.
Each Fund is also subject to the following non-fundamental investment restriction (one that can be changed by the Trustees without shareholder approval):
No Fund may borrow money for purposes of leveraging or investment. Provisional credits related to contractual settlements shall not be considered to be a form of leverage.

Under the 1940 Act, each Fund is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1⁄3%) of its total assets (including those assets represented by the borrowing). Accordingly, if a Fund were required to pledge assets to secure a borrowing, it would pledge no more than one-third (33 1⁄3%) of its assets.
The Funds will not purchase additional securities while outstanding cash borrowings exceed 5% of total assets.
A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During these times, a Fund may invest up to 100% of its assets in cash or cash equivalents, shares of money market mutual funds, commercial paper, zero coupon bonds, repurchase agreements, and other securities RIM believes to be consistent with the Fund’s best interests. During a period in which a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
INVESTMENT POLICIES
The investment objective and principal investment strategies for each Fund are provided in their Prospectus. The following discussion describes certain investment strategies that the Funds may pursue and certain types of instruments in which the Funds may invest. The Funds may not invest in all of the instruments listed below. The Funds use investment techniques commonly used by other mutual funds. The instruments and investment strategies listed below are discretionary, which means that RIM or the money managers may or may not use them.
Unless otherwise stated, all percentage and credit quality limitations on Fund investments listed in this SAI apply at the time of investment. There would be no violation of any of these limitations unless an excess or deficiency exists immediately after and as a result of an investment.
The U.S. Core Equity, U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Strategic Equity, U.S. Large Cap Equity, U.S. Mid Cap Equity, U.S. Small Cap Equity, International Developed Markets, Global Equity, Emerging Markets, Tax-Managed U.S. Large Cap, Tax-Managed U.S. Mid & Small Cap, Tax-Managed International Equity, Global Real Estate Securities, Global Infrastructure, Commodity Strategies and Strategic Call Overwriting Funds are referred to collectively as the “Equity Funds.”
The Global Opportunistic Credit, Unconstrained Total Return, Strategic Bond, Investment Grade Bond, Short Duration Bond, Tax-Exempt High Yield Bond and Tax-Exempt Bond Funds are referred to collectively as the “Fixed Income Funds.”
The Multi-Strategy Income and the Multi-Asset Growth Strategy Funds are each considered both an “Equity Fund” and a “Fixed Income Fund.”
Investment Strategies and Portfolio Instruments.
Each Fund’s principal and certain non-principal investment strategies and the related risks are described in the Fund's Prospectus. The following discussion provides additional information regarding those investment strategies and risks, as well as information regarding additional non-principal investment strategies and risks. An investment strategy and related risk that is described below, but which is not described in the Fund's Prospectus, is a non-principal strategy and risk of the Fund.
Cash Reserves and Being Fully Invested. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may negatively affect a Fund’s performance since securities are sold for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests (“cash reserves”). The cash reserves may also include cash awaiting investment or to pay expenses. The Funds, like any mutual fund, maintain cash reserves. RIM may increase or decrease the Fund’s cash reserves to seek to achieve the desired exposures for the Fund or in anticipation of a transition to a new money manager or large redemptions resulting from rebalancing by funds of funds or asset allocation programs. A Fund may hold additional cash in connection with its investment strategy.
The Funds, except the Tax-Exempt High Yield Bond, Tax-Exempt Bond and Commodity Strategies Funds, usually, but not always, expose all or a portion of their cash to the performance of certain markets by purchasing equity securities, fixed-income securities and/or derivatives (also known as “equitization”), which typically include index futures contracts, exchange-traded fixed-income futures contracts, forwards, swaps and to be announced securities. This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This exposure may or may not match the Fund’s benchmark and RIM may use the cash equitization process to manage Fund exposures. RIM may not equitize all or a portion of the Fund’s cash or use the cash equitization process to reduce market exposure. With respect to cash that is not equitized, RIM may sell equity index put options to seek gains from premiums (cash) received from their sale.

The Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds may seek to limit the effect of holding cash reserves on the Funds' exposures by investing in pre-refunded municipal bonds to provide the Funds with longer duration exposure. RIM may choose to invest in pre-refunded municipal bonds to manage Fund exposures. Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities.
RIM invests any remaining cash in short-term investments, including the U.S. Cash Management Fund, an unregistered fund advised by RIM and administered by RIFUS, whose investment objective is to seek to preserve principal and provide liquidity and current income (the “Cash Management Fund”).  In addition, for the Unconstrained Total Return, Investment Grade Bond, Strategic Bond, Short Duration Bond, and Multi-Asset Growth Strategy Funds, any remaining cash may also be invested in fixed income securities with an average portfolio duration of one year and individual effective maturities of up to five years for the Unconstrained Total Return, Investment Grade Bond, Strategic Bond, and Multi-Asset Growth Strategy Funds, and average portfolio duration of approximately two years and individual effective maturities of up to six years for the Short Duration Bond Fund, which may include U.S. and non-U.S. corporate debt securities, asset-backed securities (which may include, among others, credit card and automobile loan receivables) and money market securities similar to those invested in by the Cash Management Fund. Dividends from the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds' investments in the unregistered fund and other taxable instruments are treated as taxable income by the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds' shareholders, respectively. RIM has waived its 0.05% advisory fee with respect to cash invested in the Cash Management Fund. RIFUS charges a 0.05% administrative fee on the cash invested in the Cash Management Fund.
The Cash Management Fund invests in a portfolio of high quality U.S. dollar denominated money market securities. The dollar-weighted average maturity of the Cash Management Fund’s portfolio is 90 days or less. The Cash Management Fund primarily invests in (1) securities issued by U.S. and foreign banks; (2) commercial paper, including asset-backed commercial paper, and short-term debt of U.S. and foreign corporations and trusts; (3) bank instruments, including certificates of deposit, Eurodollar certificates of deposit, Eurodollar time deposits and Yankee certificates of deposit; (4) Yankee Bonds; (5) other money market funds; (6) demand notes; (7) repurchase agreements; (8) investment-grade municipal debt obligations; (9) securities issued or guaranteed by the U.S. government or its agencies; (10) variable and floating rate securities and (11) asset backed securities.
Commodity-Linked Derivatives. The Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in commodity-linked derivative instruments, such as structured notes, swap agreements, commodity options, futures and options on futures. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that commodity-linked derivative investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
In selecting investments for the Funds' portfolios, RIM and the money managers evaluate the merits of commodity-linked derivative instruments based upon such factors as the underlying commodity, futures contract, index or other economic variables that are linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.
Each Fund's primary method for gaining exposure to the commodities markets is expected to be through commodity-linked structured notes, swap agreements and commodity futures and options, including futures contracts on individual commodities or a subset of commodities and options on them. These instruments have one or more commodity-dependent components. Some of these investments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, commodity index, commodity futures or option contract, index or other readily measurable economic variable. Each Fund may invest in these instruments directly and the Commodity Strategies and Multi-Asset Growth Strategy Funds may invest in these instruments indirectly through investments in their respective Subsidiary, each a wholly owned subsidiary of such Fund formed in the Cayman Islands.
Principal Protection. The Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in commodity-linked instruments. Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, a Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, a Fund would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index. This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument. RIM or a money manager’s decision on whether to use principal protection depends in part on the cost of the protection. In deciding to purchase a note without principal protection, RIM or a money manager may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract or other economic variables over the term of the note, the cost of the note, and any other economic factors that RIM or the money manager believes are relevant. Each Fund will limit commodity-linked notes without principal protection to 10% of its total assets. In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.
With full principal protection, a Fund will receive at maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked has increased in value. Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument. However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that they may lose.
The Funds may also invest in commodity-linked instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity index, futures contract or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned. Some of the instruments that the Funds may invest in may have no principal protection and the instrument could lose all of its value.
The Funds do not currently expect to invest more than 25% of their total assets in structured notes under whose terms the potential loss, either at redemption or maturity, is expected to exceed 50% of the face value of the notes, calculated at the time of investment. The Funds do not currently intend to invest more than 10% of their total assets in notes that mature in more than 19 months.
Hedging Strategies. Financial futures contracts may be used by the Funds during or in anticipation of adverse market events such as interest rate changes for the Fixed Income Funds or declining equity prices for the Equity Funds. For example, if interest rates were anticipated to rise or equity prices were anticipated to fall, financial futures contracts may be sold (short hedge), which would have an effect similar to short selling bonds or equities. Once interest rates increase or equity prices fall, securities held in a Fund's portfolio may decline, but the futures contract value may increase, partly offsetting the loss in value of the Fund's securities by enabling the Fund to repurchase the futures contract at a lower price to close out the position.
The Equity Funds may purchase a put and/or sell a call option or enter into an option spread on a stock index futures contract instead of selling a futures contract in anticipation of an equity market decline. Conversely, purchasing a call and/or selling a put option or entering into an option spread on a stock index futures contract may be used instead of buying a futures contract in anticipation of an equity market advance, or to temporarily create an equity exposure for cash reserves until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated market changes.
Risk Associated with Hedging Strategies. There are certain investment risks involved with using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds since financial futures contracts that may be engaged in are on taxable securities rather than tax-exempt securities.  There is no assurance that the price of taxable securities will move in a similar manner to the price of tax-exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.
In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

Illiquid and Restricted Securities. No more than 15% of a Fund's net assets will be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid. This limitation is applied at the time of purchase. A security is illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued such security. There may be delays in selling illiquid securities at prices representing their fair value.
The Board of the Funds has adopted procedures to permit each Fund to deem as liquid the following types of securities that are otherwise presumed to be illiquid securities: (i) certain restricted securities that are eligible for resale pursuant to Rule 144A (“Rule 144A Securities”) under the Securities Act; (ii) certain commercial paper issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) Paper”); (iii) certain interest-only and principal-only fixed mortgage-backed securities issued by the United States government or its agencies and instrumentalities (collectively, “Eligible MBS”); (iv) certain municipal lease obligations and certificates of participation in municipal lease obligations (collectively, “Municipal Lease Obligations”); and (v) certain restricted debt securities that are subject to unconditional puts or demand features exercisable within seven days (“Demand Feature Securities”).
The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.
When-Issued Securities and Delayed-Delivery Transactions. A Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a “when-issued” transaction or “forward commitment”) or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage but may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and may realize short-term profits or losses upon such sale. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When effecting such transactions, liquid assets of the Fund, in a dollar amount sufficient to make payment for the portfolio securities to be purchased, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. When-issued and delayed-delivery transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.
Additionally, under certain circumstances, the International Developed Markets, Global Equity, Emerging Markets, Tax-Managed International Equity, Global Opportunistic Credit, Unconstrained Total Return, Global Infrastructure, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may occasionally engage in “free trade” transactions in which delivery of securities sold by the Fund is made prior to the Fund’s receipt of cash payment therefor or the Fund’s payment of cash for portfolio securities occurs prior to the  Fund’s receipt of those securities. Cash payment in such instances generally occurs on the next business day in the local market. “Free trade” transactions involve the risk of loss to a Fund if the other party to the “free trade” transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.
Investment Company Securities and Pooled Investment Vehicles. The Funds may invest in securities of other open-end or closed-end investment companies. If a Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Fund’s expenses (including operating expenses and the advisory fee paid by the Fund to RIM), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the Funds but also to the portfolio investments of the underlying investment companies.
Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investments in the securities of companies listed and traded on the stock exchanges in these countries are permitted through pooled investment vehicles or investment funds that have been specifically authorized.

Exchange Traded Funds or “ETFs.” The Funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500®, the NASDAQ 100, the ICE BofAML 1-3 Year U.S. Treasury Index or the Bloomberg Barclays Capital 1-15 Year Municipal Bond Index, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index. ETFs have expenses, including advisory and administrative fees paid by ETF shareholders, and, as a result, if a Fund invests in an ETF, an investor in the Fund will indirectly bear the fees and expenses of the underlying ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The Funds may invest in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs may not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by the Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.
Short Sales. The U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Strategic Equity, U.S. Small Cap Equity and Commodity Strategies Funds may utilize short selling strategies. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.
Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The proceeds of the short sale will be retained as collateral in a segregated account for the broker’s benefit at the Fund’s custodian, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at least equal the current market value of the security sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short). These requirements may result in a Fund being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in a Fund needing to sell holdings at a disadvantageous time to satisfy its obligations or to meet segregation requirements.
Each of the U.S. Defensive Equity Fund, U.S. Dynamic Equity Fund, U.S. Strategic Equity Fund and U.S. Small Cap Equity Fund may also engage in short sale transactions that are effected through State Street and may deliver cash received in connection with its reciprocal lending activity to State Street as collateral to secure the short sale transactions. Participation in this program may subject each Fund to a heightened risk that State Street would fail to return the Fund’s cash collateral.
Short Sales “Against the Box.” The U.S. Defensive Equity, U.S. Dynamic Equity, U.S. Strategic Equity, U.S. Small Cap Equity and Commodity Strategies Funds may utilize a short sale that is “against the box.” A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Foreign Securities
Investment in Foreign Securities. The Funds, except the Strategic Call Overwriting Fund, may invest in foreign (non-U.S.) securities traded on U.S. or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, the Fund may tend to have a greater exposure to liquidity risk.
In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the European Union (the “EU”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Treaty on European Union, which triggers a two-year period of negotiation on the terms of the withdrawal. There is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences, precise time frame and financial market reaction. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK vote to leave the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK as a result of anticipated or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU.
Investment in Emerging Markets. The Equity Funds, except the Strategic Call Overwriting Fund, may invest in emerging markets stocks. The Fixed Income Funds and the Commodity Strategies Fund may invest in the following types of emerging market debt: bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which are believed to be suitable investments for the Funds. As a general rule, the Funds consider emerging market countries to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Foreign investment may include emerging market stock and emerging market debt.
Risks Associated with Emerging Markets. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. As a result, emerging market governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced devaluations relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Investments in emerging market country government debt securities involve special risks. Certain emerging market countries have historically experienced high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.
Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of “quasi-government agencies” and debt securities denominated in multinational currency units of an issuer.
The global economic crisis brought several governments close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of economies from the recent global economic crisis. In addition, due to large public deficits, some countries may be dependent on assistance from other governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn which could significantly affect the value of a Fund’s investments.
Privatizations. The Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.
Synthetic Foreign Equity/Fixed Income Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants). The Fixed Income Funds and the International Developed Markets, Global Equity, Emerging Markets, Tax-Managed International Equity and Global Infrastructure Funds may invest in local access products. Local access products, also called participation notes, are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. The instruments may or may not be traded on a foreign exchange. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be exercisable in the American style, which means that they can be exercised at any time on or before the expiration date of the instrument, or exercisable in the European style, which means that they may be exercised only on the expiration date. Local access products have an exercise price, which is fixed when they are issued.
Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to counterparty risk, liquidity risk, currency risk and the risks associated with investment in foreign securities. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the local access products may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the local access products may become worthless resulting in a total loss of the purchase price.
Equity Linked Notes. The International Developed Markets, Global Equity, Emerging Markets, Tax-Managed International Equity, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in equity linked notes, which are instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index. The principal payable at maturity is based on the current price of the linked security, basket or index. Equity linked notes are generally subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.
Foreign Currency Exchange. Since the Funds, except the Strategic Call Overwriting Fund, may invest in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
Investments in the People’s Republic of China. The Funds, except the Strategic Call Overwriting Fund, may invest in securities and instruments that are economically tied to the People’s Republic of China (“PRC”). In determining whether an instrument is economically tied to the PRC, RIM uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth in the Prospectus. Investing in securities and instruments economically tied to the PRC subjects a Fund to the risks listed under “Foreign Securities” in this section, including those associated with investment in emerging markets. In addition to these risks, investing in the PRC presents additional risks including, but not limited to, the following: (a) inefficiencies caused by erratic growth; (b) a lack of consistently-reliable economic data; (c) potentially high rates of inflation; (d) export and international trade dependency; (e) relatively high levels of asset price volatility; (f) small market capitalization and less liquidity; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank; (i) the relatively small size and lack of operating history of many PRC companies; (j) a legal and regulatory framework for securities markets, custody arrangements and commerce that is in developing stages; and (k) uncertainty regarding the PRC government’s commitment to economic reforms.
The PRC is an emerging market, and certain factors, including increasing gaps between the rich and poor and the instability of existing political structures, may affect the country’s stability. Such factors could adversely affect a Fund investing in securities and instruments economically tied to the PRC. Additionally, favorable trends toward market and economic reform and the privatization and removal of trade barriers could be reversed by political uncertainty, political corruption and military intervention. Significant disruption to securities markets could result.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC involve risks of greater governmental control over the economy. Unlike in the U.S., the PRC’s currency is not determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This system could result in sudden, large adjustments in the currency, which could negatively impact foreign investors. The PRC could also restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions could cause securities and instruments tied to the PRC to become relatively illiquid, particularly in connection with redemption requests. The PRC government exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters, including droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is therefore subject to the risk of such natural disasters. Additionally, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.
The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are unclear, RIM may provide for capital gains taxes on a Fund investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and RIM’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
Investing through Stock Connect. Certain Equity Funds may invest in certain eligible securities (“Stock Connect Securities”) that are listed and traded on the Shanghai Stock Exchange through the Hong Kong – Shanghai Stock Connect program or the Shenzhen Stock Exchange through the Hong Kong – Shenzhen Stock Connect program (“Stock Connect”). The Stock Exchange of Hong Kong Limited (“SEHK”), Shanghai Stock Exchange, Shenzhen Stock Exchange, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited developed Stock Connect as a securities trading and clearing program to establish mutual market access between SEHK and the Shanghai Stock Exchange and Shenzhen Stock Exchange. Unlike other means of foreign investment in Chinese securities, investors in Stock Connect Securities are not subject to individual investment quotas or licensing requirements. Additionally, no lock-up periods or restrictions apply to the repatriation of principal and profits.
However, a number of restrictions apply to Stock Connect trading that could affect a Fund’s investments and returns. For example, the home market’s laws and rules apply to investors in the Stock Connect program. This means that investors in Stock Connect Securities are generally subject to PRC securities regulations and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, among other restrictions. Further, an investor may not sell, purchase or transfer its Stock Connect Securities by any means other than through Stock Connect, in accordance with applicable rules. Although individual investment quotas do not apply, Stock Connect participants are subject to daily and aggregate investment quotas, which could restrict or preclude a Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to risks relating to applicable trading, clearance and settlement procedures that are untested in the PRC. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
Because Stock Connect is in its early stages, additional developments are likely. It is unclear whether or how such developments may affect a Fund’s investments or returns. Additionally, the application and interpretation of the laws and regulations of Hong Kong and the PRC are uncertain, as are the rules, policies and guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program. These may have a negative impact on a Fund’s investments and returns.
Investing through Bond Connect. Certain Fixed Income Funds may invest in certain eligible securities (“Bond Connect Securities”) that are listed and traded through China’s Bond Connect Program (“Bond Connect”) which allows non-Chinese investors (such as the Funds) to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect Securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. Because Bond Connect is relatively new, its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions, trading via Bond Connect could be disrupted. In particular, since aspects of the settlement process for one of the principal Chinese bond clearinghouses, China Central Depository & Clearing Co., are not automated, there may be an increased risk of settlement delays and counterparty default.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect Securities on behalf of ultimate investors

(such as the Funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Bond Connect Securities, the law surrounding such rights and mechanisms available to enforce them are new and untested, posing additional risk. Further, the law surrounding beneficial ownership is likely to continue to evolve as courts develop the concept of beneficial ownership under Chinese law. Accordingly there is risk associated with a Fund’s ability to enforce its ownership rights in a Chinese court. Additionally, a Fund may not be able to participate in corporate actions affecting Bond Connect Securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.
Equity Securities
Common Stocks. The Funds may invest in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the entity, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. The Funds may invest in common stocks and other securities issued by medium capitalization, small capitalization and micro capitalization companies and companies with capitalization smaller than the Russell 2000® Index.  Please see the Funds' Prospectus for the risks associated with investments in securities of these capitalization sizes.
Preferred Stocks. The Funds may invest in preferred stocks, which are shares of a corporation or other entity that pay dividends at a specified rate and have precedence over common stock in the payment of dividends. If the corporation or other entity is liquidated or declares bankruptcy, the claims of owners of preferred stock will have precedence over the claims of owners of common stock, but not over the claims of owners of bonds. Some preferred stock dividends are non-cumulative, but some are “cumulative,” meaning that they require that all or a portion of prior unpaid dividends be paid to preferred stockholders before any dividends are paid to common stockholders. Certain preferred stock dividends are “participating” and include an entitlement to a dividend exceeding the specified dividend rate in certain cases. Investments in preferred stocks carry many of the same risks as investments in common stocks and debt securities.
Convertible Securities. The Funds may invest in convertible securities, which entitle the holder to acquire the issuer’s common stock by exchange or purchase for a predetermined rate. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. (“Moody's”), BB or lower by Standard & Poor's Ratings Group (“S&P”) or BB+ or lower by Fitch Investors Services, Inc. (“Fitch”) and may also purchase non-rated securities considered to be of comparable quality. Although these securities are selected primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Funds, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The Funds may invest in contingent convertible securities. Unlike traditional convertible securities, contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company's regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, a Fund could experience a reduced income rate, potentially to zero. Conversion would deepen the subordination of a Fund, hence worsening the Fund’s standing in the case of an issuer’s insolvency. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.
Rights and Warrants. The Funds may invest in rights and warrants. Rights and warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are similar to warrants but typically have shorter durations and are offered to current stockholders of the issuer. Changes in the value of a right or a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a right or a warrant may be more volatile than the price of its underlying security, and a right or a warrant may offer greater potential for capital loss.

Real Estate Investment Trusts or “REITs.” The Equity Funds may invest in REITs. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. For the Global Real Estate Securities Fund, it is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments in REITs will consist of securities issued by equity REITs.
A Fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. Mortgage REITs may be affected by the creditworthiness of the borrower. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. A Fund's investments in REITs is also subject to changes in availability of debt financing, heavy cash flow dependency, tenant defaults, self-liquidation, and, for U.S. REITs, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the “Code”) or failing to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.
Depositary Receipts. The Equity Funds may hold securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of eligible non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. GDRs are traded on major stock exchanges, particularly the London SEAQ International trading system. For purposes of a Fund’s investment policies, the Fund’s investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.
ADR facilities may be established as either “unsponsored” or “sponsored.” While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. Unsponsored depositary receipts tend to trade over the counter, and are issued without the involvement of the underlying non-U.S. company whose stock underlies the depositary receipts. Shareholder benefits, voting rights and other attached rights may not be extended to the holder of an unsponsored depositary receipt. The Funds may invest in sponsored and unsponsored ADRs.
“Special Situation” Companies. The Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in “special situation companies.” “Special situation companies” are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. The Funds believe, however, that if a money manager analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, it may assist the Funds in achieving their investment objectives. There can be no assurance, however, that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated.
Master Limited Partnerships (“MLPs”). The Equity Funds and the Unconstrained Total Return Fund may invest in MLPs. An MLP is a publicly traded limited partnership. Holders of MLP units have limited control on matters affecting the partnership. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for Federal income tax purposes. Any return of capital distributions received from an MLP equity security may require a Fund to restate the character of distributions made by the Fund as well as amend any previously issued shareholder tax reporting information.
Debt Instruments and Money Market Instruments
To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund’s shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
U.S. Government Obligations. The types of U.S. government obligations the Funds may purchase include: (1) a variety of U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills that at time of issuance have maturities of one year or less, (b) U.S. Treasury notes that at time of issuance have maturities of one to ten years and (c) U.S. Treasury bonds that at time of issuance generally have maturities of greater than ten years; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future since it is not obligated to do so by law. Accordingly, such U.S. government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate U.S. government obligations. The Funds may purchase U.S. government obligations on a forward commitment basis.
The Fixed Income Funds may also purchase Treasury Inflation Protected Securities (“TIPS”). TIPS are U.S. Treasury securities issued at a fixed rate of interest but with principal adjusted every six months based on changes in the Consumer Price Index. As changes occur in the inflation rate, as represented by the Consumer Price Index, the value of the security’s principal is adjusted by the same proportion. If the inflation rate falls, the principal value of the security will be adjusted downward, and consequently, the interest payable on the securities will be reduced.
STRIPS. The Fixed Income Funds may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. See “Zero Coupon Securities” below for a fuller discussion of such securities. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.
Repurchase Agreements. The Fixed Income Funds, Commodity Strategies Fund and the Strategic Call Overwriting Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. Subject to the overall limitations described in “Illiquid Securities,” a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.
Risk Factors. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund and not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. It is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.
Reverse Repurchase Agreements and Dollar Rolls. The Fixed Income Funds and Commodity Strategies Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker–dealer in return for a percentage of the portfolio security’s market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund at least equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements are subject to the risk that the other party may fail to return the security in a timely manner or at all. A Fund may lose money if the market value of the security transferred by the Fund declines below the repurchase price. Reverse repurchase agreements may be considered a form of borrowing for some purposes.
The Fixed Income Funds and Commodity Strategies Fund may purchase dollar rolls. A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
A Fund's obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets at least equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.
Corporate Debt Securities. The Funds may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investments in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer’s equity securities. The Funds may also invest in debt securities that are accompanied by warrants which are convertible into the issuer’s equity securities, which have similar characteristics. See “Equity Securities” above for a fuller description of convertible securities.
The Fixed Income Funds and the Global Infrastructure Fund may invest in corporate debt securities issued by infrastructure companies.

Securities Issued in Connection with Reorganizations and Corporate Restructuring. In connection with reorganizing or restructuring of an issuer or its capital structure, an issuer may issue common stock or other securities to holders of debt instruments. A Fixed Income Fund may hold such common stock and other securities even though it does not ordinarily purchase or may not be permitted to purchase such securities.
Zero Coupon Securities. The Fixed Income Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.
Government Zero Coupon Securities. The Unconstrained Total Return, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in (i) government securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped government securities and coupons (collectively referred to as “Government zero coupon securities”).
Mortgage-Related And Other Asset-Backed Securities.
The forms of mortgage-related and other asset-backed securities the Fixed Income Funds and the Commodity Strategies Fund may invest in include the securities described below.
Reverse Mortgages. Certain Funds may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are “pass-through” securities because they provide investors with monthly payments of principal and interest which in effect are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association (“GNMA”), which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government related issuers include the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.
Collateralized Mortgage Obligations. Certain Funds may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.
CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.
The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways including “interest only” and “inverse interest only” tranches. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.
Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.
New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS.
Stripped Mortgage-Backed Securities. Certain Funds may invest in stripped mortgage-backed securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre- payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Conversely, PO classes tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.
Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit liquidity support, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the buyer agrees to accept any mortgage-backed security that meets specified terms. Thus, the buyer and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. A Fund may enter into TBA commitments to purchase securities and/or enter into TBA sale commitments to hedge its portfolio positions, to sell securities it owns under delayed delivery arrangements, or to take a short position in mortgage-backed securities. A Fund may also purchase or sell an option to buy or sell a TBA sale commitment. TBA commitments involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. In addition, TBA purchase commitments are subject to the risk that the underlying mortgages may be less favorable than anticipated by a Fund.
Risk Factors. The value of a Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying instruments. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.
Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.
MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes and other risks than governmental issues. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.
Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, greater credit risk or different underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.
Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.
Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments, which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.
Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.
Structured Investment Vehicles. Certain investments in derivatives, including structured instruments as well as investments in mortgage-backed securities and asset-backed securities, involve the purchase of securities from structured investment vehicles (SIVs). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the SIVs may have to liquidate assets at a loss. Also, with respect to SIVs assets in finance companies, a Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.
Collateralized Loan Obligations. The Fixed Income Funds may invest in collateralized loan obligations (“CLOs”). CLOs are special purpose entities which are collateralized mainly by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. Payments of principal and interest are passed through to investors in a CLO and divided into several tranches of rated debt securities and typically at least one tranche of unrated subordinated securities, which may be debt or equity (“CLO Securities”). CLO Securities generally receive some variation of principal and/or interest installments and, with the exception of certain subordinated securities, bear different interest rates. If there are defaults or a CLO’s collateral otherwise underperforms, scheduled payments to senior tranches typically take priority over less senior tranches.
Risk Factors. In addition to normal risks associated with debt obligations and fixed income and/or asset-backed securities as discussed elsewhere in this SAI and the Prospectus (e.g., credit risk, interest rate risk, market risk, default risk and prepayment risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments and one or more tranches may be subject to up to 100% loss of invested capital; (ii) the quality of the collateral may decline in value or default; (iii) the Fixed Income Funds may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
A CLO’s investments in its underlying assets may be CLO Securities that are privately placed and thus are subject to restrictions on transfer to meet securities law and other legal requirements. In the event that any Fixed Income Fund does not satisfy certain of the applicable transfer restrictions at any time that it holds CLO Securities, it may be forced to sell the related CLO Securities and may suffer a loss on sale. CLO Securities generally will be considered illiquid as there may be no secondary market for the CLO Securities.
Loans and Other Direct Indebtedness. The Fixed Income Funds may purchase loans or other direct indebtedness, or participations in loans or other direct indebtedness, that entitle the acquiror of such interest to payments of interest, principal and/or other amounts due under the structure of the loan or other direct indebtedness. This may include investments in floating rate “bank loans” or “leveraged loans,” which are generally loans issued to below investment grade companies that carry floating coupon payments. This may also include debtor-in-possession financing for companies currently going through the bankruptcy process. In addition to being structured as secured or unsecured, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Risk Factors. Loans and other direct indebtedness involve the risk that a Fund will not receive payment of principal, interest and other amounts due in connection with these investments, which depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when that Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and segregate liquid assets in an amount sufficient to meet such commitments. Default or an increased risk of default in the payment of interest or principal on a loan results in a reduction in income to a Fund, a reduction in the value of the loan and a potential decrease in a Fund’s net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. If a borrower defaults on its obligations, a Fund may end up owning any underlying collateral securing the loan and there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can be liquidated. If the terms of a loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Senior loans are subject to the risk that a court may not give lenders the full benefit of their senior positions. In addition, there is less readily available, reliable information about most senior loans than is the case for many other types of securities. With limited exceptions, a Fund will generally take steps intended to ensure that it does not receive material non-public information about the issuers of senior or floating rate loans who also issue publicly-traded securities and, therefore, a Fund may have less information than other investors about certain of the senior or floating rate loans in which the Fund seeks to invest. A Fund's intentional or unintentional receipt of material non-public information about such issuers could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities, potentially for a substantial period of time. Loans and other forms of direct indebtedness are not registered under the federal securities laws and, therefore, do not offer securities law protections against fraud and misrepresentation. Each Fund relies on RIM's and/or the money manager(s)' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. The market for loan obligations may be subject to extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or take other actions if necessary to raise cash to meet its obligations.
Investments in floating rate “bank loans” or “leveraged loans” are generally rated below investment grade and are expected to exhibit credit risks similar to “high yield” or “junk” bonds. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions and/or changes in the financial condition of the debtor. Bank loans have recently experienced significant investment inflows and if inflows reverse, bank loans could be subject to liquidity risk and lose value. Bank loans generally are subject to legal or contractual restrictions on resale and to illiquidity risk, including potential illiquidity resulting from extended trade settlement periods. In addition, investments in bank loans are typically subject to the risks of floating rate securities and “high yield” or “junk bonds.” Investments in such loans and other direct indebtedness may involve additional risk to a Fund. Senior loans made in connection with highly leveraged transactions are subject to greater risks than other senior loans. For example, the risks of default or bankruptcy of the borrower or the risks that other creditors of the borrower may seek to nullify or subordinate a Fund’s claims on any collateral securing the loan are greater in highly leveraged transactions.
As a Fund may be required to rely on an interposed bank or other financial intermediary to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts.
In purchasing loans or loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations.
Credit Linked Notes, Credit Options and Similar Instruments. The Global Opportunistic Credit, Unconstrained Total Return, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in credit linked notes, credit options and similar instruments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve counterparty risk.
Brady Bonds. The Fixed Income Funds may invest in Brady Bonds, the products of the “Brady Plan,” under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily U.S.-dollar) and are actively traded on the over-the-counter market.
Bank Instruments. The Fixed Income Funds may invest in bank instruments, which include Eurodollar certificates of deposit (“ECDs”), Eurodollar time deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”).
Risk Factors. ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. and foreign banks; ETDs are U.S. dollar denominated time deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information.

High Yield Bonds. The Funds, except the Investment Grade Bond and Strategic Call Overwriting Funds, may invest, and the Tax-Exempt High Yield Bond Fund generally expects to invest between 30% and 60% of the value of its net assets plus borrowings for investment purposes, in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”), which include securities rated below BBB- by S&P, below Baa3 by Moody’s or below BBB- by Fitch (using highest of split ratings), or in unrated securities judged to be of similar credit quality to those designations.
Risks Associated with High Yield Bonds. Lower rated debt securities, or junk bonds, generally offer a higher yield than that available from higher grade issues but involve higher risks because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates, and because they are less liquid than higher rated securities.
Lower rated or unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower rated debt securities are often less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn, for example, could cause a sharper decline in the prices of lower rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery and may not recover the full amount or any of its investment. In the event of an issuer’s bankruptcy, the claims of other creditors may have priority over the claims of lower rated debt holders, leaving insufficient assets to repay the holders of lower rated debt securities.
In addition, the markets in which lower rated or unrated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund’s shares. While such debt may have some quality and protective characteristics, these are generally outweighed by large uncertainties or major risk exposure to adverse conditions.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.
Lowest Rated Investment Grade Securities. The Funds, except the Strategic Call Overwriting Fund, may invest in debt securities that have the lowest investment grade rating provided by a rating agency. Securities rated BBB- by S& P, Baa3 by Moody’s or BBB- by Fitch are the lowest ratings which are considered “investment grade,” although Moody’s considers securities rated Baa3, S&P considers bonds rated BBB- and Fitch considers bonds rated BBB-, to have some speculative characteristics.
Securities rated BBB- by S&P, Baa3 by Moody’s or BBB by Fitch may involve greater risks than securities in higher rating categories. Securities receiving S&P’s BBB- rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories. For further description of the various rating categories, see “Credit Rating Definitions.”
Securities possessing Moody’s Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security are judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.
Securities possessing Fitch’s BBB- rating indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
Ratings may be used to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates.

Auction Market and Remarketed Preferred Stock. The Fixed Income Funds and the Commodity Strategies Fund may purchase certain types of auction market preferred stock (“AMPS”) or remarketed preferred stock (“RPS”) subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing, which are typically held weekly, is successful. If the auction or remarketing fails, the holder of certain types of AMPS or RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.
Alternative Minimum Tax Bonds. The Unconstrained Total Return, Tax-Exempt High Yield Bond, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
Event-Linked Bonds. The Unconstrained Total Return, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in “event-linked bonds.” Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other onshore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.
Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Unconstrained Total Return, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds' investments in fixed income securities may include deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The deferral of PIK interest increases the loan-to-value ratio, which is a measure of the riskiness of the loan. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality or securities that pay interest in cash.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. The higher interest rates of PIK securities reflect the payment deferral and increased credit risk associated with those securities and such investments generally represent a significantly higher credit risk than coupon loans.
Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may, even if accounting conditions are met, obtain no return at all on its investment. PIK securities may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of the deferred payments and the value of any associated collateral. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual and in the event that accrued income is not realized, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. As a result, a Fund may have difficulty meeting the annual distribution requirement necessary to maintain favorable tax treatment. If a Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may become subject to corporate-level income tax. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Municipal Debt Instruments.
The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the municipal securities markets could result in increased illiquidity, price volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy, as expanded further below. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The City of Detroit filed for federal bankruptcy protection on July 18, 2013. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city's outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If a Fund holds securities that are affected by a city’s bankruptcy filing, the Fund's investments in those securities may lose value, which could cause the Fund's performance to decline.
Municipal Obligations and Bonds. The Fixed Income Funds and the Commodity Strategies Fund may invest in “municipal obligations.” Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which may be exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications—General Obligation Bonds and Revenue Bonds.
General Obligation Bonds – are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest.
Revenue Bonds – are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.
Additional types of municipal obligations include the following:
Industrial Development Bonds – are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds but rather the pledge of credit by the core obligor. The payment of the principal and interest on such bonds is dependent on the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects. Industrial development bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as “private activity bonds.” Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.
Private Activity Bonds – are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond, and payment under these bonds depends on the private enterprise’s ability to do so.
Moral Obligation Bonds – are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Lease Obligations – are obligations in which the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
Pre-Refunded Municipal Bonds – are tax-exempt bonds that have been refunded to a call date prior to the maturity of principal (or to the final maturity of principal, in the case of pre-refunded municipal bonds known as “escrowed-to-maturity bonds”) and remain outstanding in the municipal market. Principal and interest payments on pre-refunded municipal bonds are funded from securities in designated escrow accounts holding U.S. Treasury securities or other obligations of the U.S. government and its agencies and instrumentalities. Issuers use pre-refunded municipal bonds to obtain more favorable terms with respect to bonds that are not yet callable or redeemable. Issuers can refinance their debt at lower rates when market interest rates decline, improve cash flow by restructuring the debt, or eliminate certain restrictive covenants. However, other than a change in revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until maturity or until redeemed by the issuer. These bonds often sell at a premium over face value.
Municipal obligations include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions, such as the U.S. Virgin Islands and Guam. General obligations and/or revenue bonds of issuers located in U.S. territories may be affected by political, social and economic conditions in such U.S. territories. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers. While the Commonwealth of Puerto Rico has taken significant steps toward fiscal stabilization, the Commonwealth continues to face serious fiscal challenges, including a multi-year trend of chronic budget deficits, high debt levels, a protracted recession, high unemployment, and low workforce participation. In addition, Puerto Rico has high levels of national debt and its general obligation credit rating has been rated below investment grade by a number of nationally recognized statistical rating organizations. The Commonwealth’s ratings reflect an economy in prolonged recession, limited economic activity, lower-than-estimated revenue collections, lackluster revenue growth, high government debt levels relative to the size of the economy, structural budget gaps, high spending and other potential fiscal challenges. The market prices and yields of Puerto Rican general obligations may be adversely affected by the ratings downgrade and any future downgrades. There can be no assurance that current or future economic difficulties in Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations or the ability of particular issuers to make timely payments of debt service on these obligations. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Although Puerto Rico is a U.S. Territory, neither Puerto Rico nor its subdivisions or agencies are eligible to file under the U.S. Bankruptcy Code in order to seek protection from creditors or restructure their debt. However, the U.S. Congress approved legislation that establishes an oversight board, temporarily stays creditor legislation and provides for a restructuring process. On May 3, 2017, Puerto Rico's oversight board filed a debt restructuring petition to restructure approximately $70 billion in central government debt. The restructuring process will give Puerto Rico the legal ability to impose losses on creditors. The specific results of the restructuring and its impact on creditors are uncertain. Restructuring of some or all of the Commonwealth’s debt, or further decline in market prices of Puerto Rico debt obligations, could have a negative impact on the marketability, liquidity or value of certain investments held by the Funds, which could reduce a Fund's performance. Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy. Tourism accounts for a substantial portion of the U.S. Virgin Islands’ gross domestic product. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism.

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable assurance that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of a Fund.
The credit rating of an insured bond may reflect the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal Notes. The Fixed Income Funds and the Commodity Strategies Fund may invest in municipal notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:
Tax Anticipation Notes – issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.
Bond Anticipation Notes – issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.
Revenue Anticipation Notes – issued in expectation of receipt of other types of revenues such as certain federal revenues.
Construction Loan Notes – sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.
Pre-Refunded Municipal Bonds – bonds no longer secured by the credit of the issuing entity, having been escrowed with U.S. Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.
Tax Free Commercial Paper – a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.
Project Notes – sold by the U.S. Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government and generally carry a term of one year or less.
Variable Rate Demand Notes – long-term, taxable, or tax-exempt bonds issued on a variable rate basis that can be tendered for purchase at par whenever rates reset upon contractual notice by the investor. The bonds tendered are then resold by the remarketing agent in the secondary market to other investors. Variable Rate Demand Notes can be converted to a long term fixed rate security upon appropriate notice by the issuer. The pricing, quality and liquidity of the floating and variable rate demand instruments held by a Fund will continually be monitored.
Tax Free Participation Certificates – tax free floating, or variable rate demand notes which are issued by a municipal or governmental entity that sells a participation in the note. The pricing, quality and liquidity of the participation certificates will be continually monitored.
A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or an insurance policy of an insurance company that has been determined to meet the prescribed quality standards for a Fund. A Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days’ notice for all or any part of the full principal amount of the Fund’s participation interest in the security plus accrued interest. The demand feature is only intended to be exercised (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. A Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. A Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.
Puts, Stand-by Commitments and Demand Notes. The Fixed Income Funds may purchase municipal obligations with the right to a “put” or “stand-by commitment.” A “put” on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price or yield on certain dates or within a specified period prior to maturity.
The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that are believed to continually satisfy the Funds' credit quality requirements.
The Commodity Strategies and Fixed Income Funds may also invest in demand notes and the Fixed Income Funds may invest in variable rate demand notes that are supported by credit and liquidity enhancements from entities such as banks, insurance companies, other financial institutions, or U.S. government agencies. Demand notes are obligations with the right to a “put,” obligating the provider of the put to buy the security within a specified time and at an agreed upon price. Variable rate demand notes are floating rate instruments with terms of as much as 40 years which pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. Liquidity is provided with a put feature, which allows the holder to put the security at par plus accrued interest on any interest rate reset date, usually with one or seven days notice. Variable rate demand notes almost always have credit enhancements in the form of either a letter of credit or bond insurance.
The Funds may purchase floating or variable rate municipal obligations, some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days’ notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.
Risk Factors. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller’s ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. A seller may be unable to honor a put or stand-by commitment for financial reasons. Restrictions in the buy back arrangement may not obligate the seller to repurchase the securities or may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. (See “Investment Strategies and Portfolio Instruments —Municipal Notes—Tax Free Participation Certificates.”)
Variable Amount Master Demand Notes. The Fixed Income Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (may be subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.
Variable and Floating Rate Securities. The Fixed Income Funds and the Commodity Strategies Fund may invest in variable and floating rate securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90-day U.S. Treasury Bill, and may change as often as daily. Generally, changes in interest rates on variable and floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed–income obligations with a fixed interest rate.

The Fixed Income Funds may purchase variable rate U.S. government obligations which are instruments issued or guaranteed by the U.S. government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than every 762 days. Variable rate U.S. government obligations whose interest rates are readjusted no less frequently than every 762 days will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.
Tender Option Bonds. The Tax-Exempt High Yield Bond Fund may invest in tender option bonds. Typically, a tender option bond transaction begins when a third-party sponsor deposits fixed-rate tax-exempt or other bonds in a trust (“TOB Trust”) created by the sponsor. The TOB Trust issues two types of securities: short-term floating rate securities (“Floaters”) and residual securities junior to the Floaters (“Inverse Floaters”). The Fund does not currently intend to deposit bonds into a TOB Trust, but may invest in the Floaters and Inverse Floaters issued by TOB Trusts.
The interest rate on the Floaters typically reset weekly to the current market rate. Holders of the Floaters also have the periodic option (typically daily or weekly) to tender their securities back to the TOB Trust for repurchase at their principal amount plus accrued interest. When interest is paid on the underlying bonds to the TOB Trust, the proceeds are first used to pay any administrative expenses of the TOB Trust, followed by accrued interest to the holders of the Floaters. Any remaining amounts are paid to the holders of the Inverse Floaters.
Inverse Floaters have increased sensitivity to changes in interest rates and to the market value of the underlying bonds. The return on Inverse Floaters is inversely related to changes in short-term interest rates. Therefore, if short-term interest rates rise after the issuance of the Inverse Floaters, the Inverse Floaters will produce less current income or may produce none at all. Tender option bonds also typically provide for the automatic termination of a TOB Trust if certain adverse events occur, such as a credit ratings downgrade of the underlying bonds below a specified level or a decrease in the market value of the underlying bonds below a specified amount. In such an event, the underlying bonds are generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and Inverse Floaters. However, the holder of the Inverse Floaters will generally receive proceeds of the sale only after the holders of the Floaters have received proceeds equal to the purchase price of their securities. This could result in a loss of a substantial portion, and potentially all, of an investment in the Inverse Floaters.
Commercial Paper. The Fixed Income Funds and the Commodity Strategies Fund may invest in commercial paper, which consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.
Asset-Backed Commercial Paper. The Fixed Income Funds and the Commodity Strategies Fund may invest in asset-backed commercial paper. This is commercial paper issued by a bankruptcy remote special purpose entity to fund the acquisition of financial assets (such as trade receivables, commercial loans, auto and equipment loans, leases or collateral debt obligations) that is repaid from the cash flows of those receivables on a specific date.
Indexed Commercial Paper. The Fixed Income Funds and the Commodity Strategies Fund may invest in indexed commercial paper, which is U.S.-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S.-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
While such commercial paper entails risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
Credit and Liquidity Enhancements. The Fixed Income Funds and Commodity Strategies Fund may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in the credit quality of these institutions could cause losses to the Funds that invest in these securities and may affect their share price.

Funding Agreements. The Fixed Income Funds and the Commodity Strategies Fund may invest in various types of funding agreements. A funding agreement is an obligation of indebtedness negotiated privately between an investor and an insurance company. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid and therefore will be subject to the Fund’s limitation on illiquid investments.
Investment in a Subsidiary by the Commodity Strategies and Multi-Asset Growth Strategy Funds
Each of the Commodity Strategies and Multi-Asset Growth Strategy Funds will invest up to 25% of its total assets in the shares of its respective wholly owned and controlled Subsidiary. Investments in their respective Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS rulings, as discussed below under “Taxes-Tax Treatment of Commodity-Linked Swaps and Structured Notes.” The Subsidiary of the Commodity Strategies Fund is managed by RIM and advised by the Fund’s money managers, and has the same investment objective as the Commodity Strategies Fund. The Subsidiary of the Commodity Strategies Fund may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them (unlike the Commodity Strategies Fund, which may not invest without limitation in such investments). The Subsidiary of the Multi-Asset Growth Strategy Fund is managed by RIM and may be advised by certain of the Fund’s money managers and has the same investment objective as the Multi-Asset Growth Strategy Fund. The Subsidiaries may invest without limitation in commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, including futures and options contracts with respect to indexes or individual commodities, options on futures contracts, swap agreements and swaptions (unlike the Funds, which may not invest without limitation in such instruments). However, each Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as its respective Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Each Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by its respective Fund. Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of either Subsidiary will be sold or offered to other investors.
By investing in their respective Subsidiaries, the Funds are indirectly exposed to the risks associated with their respective Subsidiary's investments. The derivatives and other investments held by each Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Funds. Although the Funds may enter into commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its respective Subsidiary. To the extent that a money manager believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, a Fund’s investment in its respective Subsidiary will likely increase. Each Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions.
Subject to its investment management agreement with each Subsidiary, RIM may select money managers for each Subsidiary, allocate Subsidiary assets among money managers, oversee the money managers and evaluate their performance results. Each Subsidiary’s money managers, if any, select the individual portfolio securities for the assets assigned to them. Neither RIM nor the money managers receive any additional compensation for doing so. Each Subsidiary also has entered into an administration agreement with RIFUS, pursuant to which RIFUS provides certain administrative services for each Subsidiary, but receives no additional compensation for doing so. Each Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Funds.
Neither Subsidiary is registered under the 1940 Act, and, although each Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as its respective Fund, neither Subsidiary is subject to all the investor protection of the 1940 Act. However, each Fund wholly owns and controls its respective Subsidiary, and each Fund and its respective Subsidiary are managed by RIM, making it unlikely that either Subsidiary will take action contrary to the interests of its respective Fund and the Fund’s shareholders. The Funds' Board of Trustees has oversight responsibility for the investment activities of the Funds, including each Fund’s investment in its respective Subsidiary, and each Fund’s role as sole shareholder of its respective Subsidiary. As noted above, each Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its respective Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Funds and/or their respective Subsidiaries to operate as described in the Prospectus and the SAI and could adversely affect each Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Other Financial Instruments Including Derivatives
Options, Futures and Other Financial Instruments. The Funds may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Funds' investments or for investment purposes (e.g., as a substitute for investing in securities). These financial instruments include, but are not limited to, options, futures, forward contracts and swaps. Derivatives may be used to take long or short positions.  Positions in these financial instruments may expose a Fund to an obligation to another party. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate the prescribed amount of cash or liquid assets as segregated.
Assets used as cover or held as segregated cannot be sold while the position in the corresponding financial instrument is open unless they are replaced with other appropriate assets.
Options and Futures. The Funds may purchase and sell (write) both call and put options on securities, securities indexes, foreign currencies and other assets, and purchase and sell interest rate, foreign currency, index and other types of futures contracts and purchase and sell options on such futures contracts for hedging purposes or to effect investment transactions consistent with a Fund's investment objective and strategies. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be “covered” or “secured” and that futures contracts and options on futures contracts will be used for the purposes of hedging or effecting a Fund's permitted investment strategies).
Options on Securities and Indexes. Each Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
Exchange-listed options are issued by a regulated intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the strike price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
Over-the-counter options (“OTC Options”) are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.
Certain OTC Options will eventually be exchange-traded and cleared. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. Where OTC Options remain uncleared, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefits of the transaction. Accordingly, the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit must be assessed to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a minimum long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) or determined to be of equivalent credit.
An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security, in the case of a put option. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in a specific security.
A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner or as a cost-efficient alternative to acquiring the securities for which the option is intended to serve as a proxy. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate positively to one another.
A Fund, except for the Unconstrained Total Return, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds, will write call options and put options only if they are “covered.” In the case of written call options that are not legally required to cash settle, the option is “covered” if the Fund (a) owns the security underlying the call or purchases a call option on the same security or index as the call written (i) with a strike price no greater than the strike price of the call option sold or (ii) if the strike price is greater, the Fund segregates liquid assets at least equal to the difference in value or (b) has segregated liquid assets at least equal in value to the market value of the underlying security or index, less any margins on deposit. A written put option that is not legally required to cash settle is covered if the Fund (a) sells the underlying security short at a price at least equal to the strike price or (b) holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the strike price of the put written, or (2) less than the strike price of the put written, provided the difference is maintained by the Fund in liquid segregated assets. Written call and put options that are legally required to cash settle are covered if the Fund segregates liquid assets in an amount at least equal in value to the Fund's daily marked-to-market obligation, if any, less any margins on deposit.
If an option written by a Fund expires out of the money, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long- or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration).
A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of closing the option is less than the premium received from writing the option. If the cost of closing the option is more than the premium received from writing the option, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain. If the premium received from a closing sale transaction is less than the premium paid to purchase the option, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short- or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid.

Risks Associated With Options On Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index, in the case of a put, upon expiration, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. When a Fund writes an option on a security or index, movements in the price of the underlying security or value of the index may result in a loss to the Fund. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security increase above the exercise price. It also retains a risk of loss on the underlying security should the price of the underlying security decrease. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.
Options on Foreign Currency. A Fund, except the Strategic Call Overwriting Fund, may buy and sell put and call options on foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates or to effect investment transactions consistent with a Fund's investment objectives and strategies. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC Options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts. A Fund may invest in interest rate futures contracts, foreign currency futures contracts, Eurodollar futures or stock index futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade or over-the-counter. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500®) is an exchange-traded contract to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Although the value of an index may be a function of the value of certain specified securities, no delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500®; the Russell 2000®; Nikkei 225; CAC-40; FTSE 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Swiss Franc; the Mexican Peso and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Eurodollar futures are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate

(“LIBOR”). In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since this conduct came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.
A Fund may use futures contracts for both hedging purposes and to effect investment transactions consistent with its investment objective and strategies. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. In addition, a Fund may use futures contracts to create equity exposure for its cash or, conversely, to reduce market exposure. See “Cash Reserves and Being Fully Invested” and “Hedging Strategies” for a fuller description of these strategies.
Frequently, using futures to affect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.
A Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or an option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the broker a specified amount of cash or U.S. government securities (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and, in certain cases, by the Fund's futures commission merchant (“FCM”). The required margin may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or other assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. In the case of transactions, if any, involving certain regulated futures contracts, any gain or loss arising from the lapse, closing out or exercise of such positions generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, at the close of each taxable year, such positions generally will be marked-to-market (i.e., treated as sold for fair market value), and any resulting gain or loss will be treated as 60% long-term and 40% short-term capital gain or loss.
Limitations on Use of Futures and Options on Futures Contracts.
A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system. With respect to futures contracts that are required to cash settle, a Fund will at all times maintain liquid, segregated assets equal to or greater than the Fund's daily marked-to-market (net) obligation, if any (less any margin or deposit). With respect to futures contracts that are not required to cash settle, a Fund will maintain liquid, segregated assets equal to or greater than the notional value of the futures contract (less any margin or deposit). A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s segregation requirements. A Fund is not required to segregate liquid assets if the purchase or sale of a futures contract is “covered” by a substantially similar security. For a discussion of how to cover a written call or put option on a futures contract, see “Options on Securities and Indexes” above.
The Funds, other than the Commodity Strategies and Multi-Asset Growth Strategy Funds, are limited in entering into futures contracts, options on futures contracts and swaps to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules and, with respect to positions for non- “bona fide hedging” purposes, to positions for which (a) the aggregate initial margins and premiums required to establish non-hedging positions in futures and options when aggregated with the independent amounts required to establish non-hedging positions in swaps, less the amount by which any such options are “in-the-money,” do not exceed 5% of the Fund's net assets after taking into account unrealized profits and losses on those positions or (b) the aggregate net notional value of such instruments does not exceed 100% of the Fund's net assets, after taking into account unrealized profits and losses on those positions.  RIM is registered as a commodity pool operator with the CFTC with regard to the Commodity Strategies and Multi-Asset Growth Strategy Funds.  Therefore, these Funds are not subject to the limitations on investments in futures, options and swaps discussed above.
Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or other trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. As a result, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign Currency Futures Contracts. The Funds, except the Strategic Call Overwriting Fund, are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.
A foreign currency futures contract is an exchange-traded contract pursuant to which a party makes or accepts delivery of a specified type of debt security or currency at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.
The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar or other currencies or to effect investment transactions consistent with the Funds' investment objectives and strategies. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction or as a means to gain portfolio exposure to that currency. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities or as a means to gain portfolio exposure to a currency.
Forward Foreign Currency Exchange Transactions (“Forward Currency Contracts”). The Funds, except the Strategic Call Overwriting Fund, may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds' investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require the Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) often have deposit or initial margin requirements and (c) are consummated without payment of any commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts may involve hedging involving either specific transactions or portfolio positions or taking a position in a foreign currency. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not enter into a forward currency contract to sell a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may enter into a forward currency contract to purchase a currency other than that held in the Funds' portfolios. Forward currency transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Upon maturity of a forward currency contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.
The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.
If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.
Many foreign currency forwards will eventually be exchange-traded and cleared as discussed further below. Although these changes are expected to decrease the Counterparty risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, as with foreign currency futures contracts, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.
The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon special skills and experience with respect to such instruments and usually depends on the ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.
A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Many foreign currency forward contracts will eventually be exchange-traded and cleared. Although these changes are expected to decrease the credit risk involved in bi-laterally negotiated contracts, exchange-trading and clearing would not make the contracts risk-free.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Swap Agreements and Swaptions. The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The Funds may also enter into swap agreements for investment purposes. When a Fund enters into a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (e.g., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of swap agreements, including equity index, interest rate, credit default, currency and recovery lock swaps. Equity index swaps are agreements where two parties exchange two sets of cash flows on predetermined dates for an agreed-upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a pre-defined spread. Interest rate swaps are agreements that can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are agreements where two parties exchange specified principal amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are returned. Credit default swaps are agreements which allow the transfer of third-party credit risk (the possibility that an issuer will default on an obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the Counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Recovery lock swaps are agreements between two parties that provide for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation.
The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. Under most swap agreements entered into by a Fund, the parties’ obligations are determined on a “net basis.” The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that a Fund enters into swaps not legally required to be settled on a net basis, the amount maintained in a segregated account will be the full notional amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. For credit default swaps, liquid assets in the amount at least equal to the following will be segregated: (1) if a Fund is the seller of a credit default swap with physical settlement, the notional amount of the contract minus any amounts owed to the Fund, (2) if a Fund is the seller of a credit default swap with cash settlement, the notional amount of the contract minus the market value of the reference instrument and (3) if a Fund is the purchaser of a credit default swap, any accrued but unpaid amounts owed by the Fund to the swap counterparty. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction.
The Funds may enter into swap agreements with Counterparties that meet RIM’s credit quality limitations. The Funds will not enter into any swap agreement unless the Counterparty has a minimum senior unsecured credit rating or long-term Counterparty credit rating, including reassignments, of BBB- or better as defined by S&P or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction. Some swaps the Fund may enter into, such as interest rate and certain credit default swaps, are traded on exchanges and subject to central clearing.
Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act is changing the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth the legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of certain OTC derivatives transactions. The CFTC and SEC have approved joint final rules and interpretations that further define the terms “swap” and “security-based” swap and govern “mixed swaps” (the “Swap Definitions”). Under the Swap Definitions, the term “swap” includes OTC foreign exchange options, among other OTC contracts. The U.S. Department of the Treasury has determined that certain deliverable foreign exchange forwards and deliverable foreign exchange swaps are exempt from the definition of “swap.” The occurrence of the effective date for the Swap Definitions triggered numerous effective and compliance dates for other rules promulgated by the CFTC and SEC under the Dodd-Frank Act. The Swap Definitions are broad and encompass a number of transactions that were historically not subject to CFTC or SEC regulation. The impact of the effectiveness of the Swap Definitions along with the implementation of the various other rules contingent on the promulgation of the Swap Definitions is impossible to predict, but could be substantial and adverse.
Provisions in the Dodd-Frank Act include registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations, and the required use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because the rulemaking and regulations implementing the Dodd-Frank Act have not been completed, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any Funds, but it is expected that swap dealers, major market participants and swap Counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated may negatively impact a Fund's ability to meet its investment objective either through limits or requirements imposed on it or its Counterparties. In particular, new position limits imposed on a Fund or its Counterparties’ on-exchange and OTC trading may impact that Fund's ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors.
The  Fixed Income Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. A Fund may act as either the buyer or the seller of a credit default swap. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that a Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, a Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, a Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be subject to mandatory clearing in the future. The Counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject a Fund to increased costs or margin requirements.
As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the Counterparty in the event of a default (or other specified credit event), and the Counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the Counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, a Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.
The Fixed Income Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios, in which case a Fund would function as the Counterparty referenced in the preceding paragraph.
Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific reference obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fixed Income Funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the reference obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.
Credit default swap agreements on asset-backed securities also involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, deliverable obligations in most instances would be limited to the specific reference obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the reference obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fixed Income Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the reference obligation or to take an active long or short position with respect to the likelihood of a particular reference obligation’s default (or other defined credit events).
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the reference obligations comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.
Credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to the risks inherent in the use of swaps, including illiquidity risk and Counterparty risk. A Fund will generally incur a greater degree of risk when selling a credit default swap than when purchasing a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.
If the creditworthiness of a Fund's uncleared swap Counterparty declines, the risk that the Counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the Counterparty risk involved in uncleared swap agreements, the Funds will only enter into uncleared swap agreements with Counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.
Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject the Fund to increased costs or margin requirements.
The Fixed Income Funds may enter into recovery lock swaps. Recovery lock swaps are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock swap fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery lock swaps generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock swap, the agreement terminates and no payments are made by either party. A party may enter into a recovery lock swap to purchase or sell a reference obligation upon the occurrence of a credit event. Recovery lock swaps are subject to certain risks, including, without limitation, the risk that a counterparty will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. In addition to general market risks, recovery lock swaps are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery lock swaps is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. In addition, it may not be possible to enter into a recovery lock swap at an advantageous time or price.
The Fixed Income Funds may enter into swaptions (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statements of financial condition.
The Unconstrained Total Return and Multi-Asset Growth Strategy Funds may invest in certain types of equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on a basket of equity securities (an “equity basket swap”) or individual equity security for another payment stream. An equity swap may be used by the Funds to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.  The Funds will receive all of the economic benefits and risks equivalent to direct investments in the reference equity positions such as capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value.  The swap value may also include interest charges and credits related to the notional values of the equity positions and any cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread.  The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Equity basket swaps provide the Funds exposure to a portfolio of long and/or short equity securities. These swaps are designed to function as a portfolio of direct investments in long and short equity positions and the Funds have the ability to trade in and out of long and short positions within the swap.  Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Funds are contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that each Fund is contractually entitled to receive, if any.
Index Swap Agreements. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with the Funds' investment objectives and strategies. Index swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).
No Fund will enter into a swap agreement, other than a centrally cleared or other swap not involving a securities-related issuer, with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of that Fund's net assets.
Structured Notes. The Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Therefore, structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, these notes are analyzed in the overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Commodity-linked notes are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Bloomberg Commodity Index Total Return (formerly, the Dow Jones – UBS Commodity Index Total Return), which is representative of the commodities market. They are available from a limited number of approved issuers, and all invested amounts are exposed to the issuer’s credit risk. Commodity-linked notes may be leveraged. For example, if a fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to credit risk of the dealer.
Uncovered Options Transactions. The Unconstrained Total Return, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may write options that are not covered (or so called “naked options”). When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered call and put options have speculative characteristics and the potential loss is substantial.
Stand-By Commitment Agreements. The Unconstrained Total Return, Commodity Strategies, Multi-Strategy Income and Multi-Asset Growth Strategy Funds may invest in “stand-by commitments” with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Fund’s option specified securities at a specified price. A Fund’s right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Fund may also be referred to as “put” options. A stand-by commitment is not transferable by a Fund, although a Fund can sell the underlying securities to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities. When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that are believed to present minimal credit risks. A Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.
The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield-to-maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Fund’s portfolio will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.
The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.
The Internal Revenue Service (“IRS”) has issued a revenue ruling to the effect that a regulated investment company will be treated for federal income tax purposes as the owner of the municipal obligations acquired subject to a stand-by commitment and the interest on the municipal obligations will be tax-exempt to a Fund.
Custodial Receipts and Trust Certificates. The Unconstrained Total Return, Commodity Strategies and Multi-Asset Growth Strategy Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Taxes
Tax Information for All Funds
The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in an additional separate section that is provided below for Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds.
Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than certain qualified dividend income, described below) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
If you are an individual investor, a portion of the dividends you receive from certain Funds may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund’s distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations. For individual and other non-corporate taxpayers, the maximum rate applicable to qualified dividend income is 20%. It is not expected that any portion of the Commodity Strategies Fund's distributions will be eligible to be treated as qualified dividend income.  There can be no assurance that any portion of the Strategic Call Overwriting Fund's distributions will be eligible to be treated as qualified dividend income.
Distributions of Capital Gain. A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain (including short-term gains derived from the Strategic Call Overwriting Fund’s option strategies) will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund. For individual and other non-corporate taxpayers, the maximum rate applicable to long-term capital gains is 20%.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the Fund’s tax basis of your shares in the Fund. Any return of capital in excess of your tax basis is taxable as a capital gain.
Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.
Information on the Amount and Tax Character of Distributions. Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company. Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund’s earnings and profits.
Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Redemption of Fund Shares. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different RIC Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.
Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.
U.S. Government Securities. The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Dividends-Received Deduction for Corporations. If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. You may be allowed to deduct a portion of these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends, if certain holding period and other requirements are met. The dividends-received deduction will be available only with respect to dividends reported by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund’s income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction. None of the Commodity Strategies Fund's distributions are expected to qualify for the corporate dividends-received deduction.  There can be no assurance that any portion of the Strategic Call Overwriting Fund's distributions will qualify for the corporate dividends-received deduction.
Investment in Complex Securities. Certain Funds may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.

In particular, the Strategic Call Overwriting Fund’s option strategies may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may adversely affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Furthermore, the Fund would not be permitted to deduct currently certain carrying charges and interest expense (including margin) incurred with respect to a straddle position.
The Strategic Call Overwriting Fund may make one or more elections that are applicable to straddles, in which event the amount, character and timing of the recognition of gains or losses from the affected straddle positions would be determined under rules that vary according to the election(s) made.  Certain of these elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Non-U.S. Investors. Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to U.S. estate taxes, and are subject to special U.S. tax certification requirements. A portion of Fund distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by a Fund if properly reported by the Fund. If a non-U.S. investor were to hold an interest of more than 5% in a Fund that were deemed to be a “U.S. real property holding company” by reason of holding significant interests (other than as a creditor) in other U.S. real property holding companies (including REITs) or “U.S. real property,” certain Fund distributions could be taxable to such investor and require the investor to file U.S. tax returns and may also be subject to withholding taxes. Non-U.S. investors holding an interest of 5% or less in such a Fund may be subject to withholding tax with respect to certain Fund distributions that are attributable to U.S. real property gains, as well as ordinary income dividends.
A Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.
Backup Withholding. By law, each Fund must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien) or (if applicable) certify that you are exempt from backup withholding. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the rate is 24%.
Tax Treatment of Commodity-Linked Swaps and Structured Notes. The IRS has issued rulings that provide that in order for funds such as the Commodity Strategies and Multi-Asset Growth Strategy Funds to qualify as regulated investment companies under the Code, the income derived from commodity-linked swaps must be limited to a maximum of 10% of each Fund’s gross income.
However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a wholly-owned subsidiary will also constitute qualifying income, even if the subsidiary itself owns commodity-linked swaps and other commodity-linked derivative instruments, including commodity options, futures and options on futures. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Funds intend to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and, through investments in their respective Subsidiaries, commodity-linked swaps and other commodity-linked derivative instruments. The IRS subsequently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with the issuance of this revenue procedure, the IRS revoked its previously issued commodity index-linked notes private letter rulings. The IRS also issued proposed regulations that, if finalized, would generally treat the Funds’ income inclusions with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Funds to qualify for favorable regulated investment company status under the Code could be jeopardized if the Funds were unable to treat their income from commodity-linked notes and their respective Subsidiaries as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Funds' investments in their respective Subsidiaries may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Funds' taxable income or any gains and distributions made by the Funds.
Neither Subsidiary is expected to be subject to U.S. federal income tax. They will, however, be considered controlled foreign corporations, and the Funds will be required to include as ordinary income annually amounts earned by their respective Subsidiary during that year. Furthermore, the Funds, as regulated investment companies, will be required to distribute their respective Subsidiary’s income, whether or not their respective Subsidiary makes a distribution to the Funds during the taxable year. Any losses of either Subsidiary will generally only be available to offset any income of that Subsidiary in the same year.  Payments to a Subsidiary of U.S. source income and (effective January 1, 2019) gross proceeds from U.S. source interest- and dividend-bearing securities will be subject to U.S. withholding tax (at a 30% rate) if the Subsidiary fails to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Pursuant to an intergovernmental agreement between the United States and the Cayman Islands, each Subsidiary may be deemed compliant, and therefore not subject to the withholding tax if it complies with applicable Cayman regulatory requirements. Detailed guidance as to the mechanics and scope of this reporting and withholding regime is continuing to develop.
Tax Considerations Relating to REIT and MLP Investments. For taxable years beginning after 2017 and before 2015, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. There is currently no mechanism for a Fund that invests in REITs or MLPs to pass through to non-corporate shareholders (whether investing directly or indirectly through a Fund) the character of ordinary REIT dividends or income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction.
Additional Tax Information With Respect to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds
The tax information described in “Tax Information for All Funds” above applies to the Tax-Exempt Bond and Tax-Exempt High Yield Bond Funds, except as noted in this section.
Exempt-Interest Dividends. By meeting certain requirements of the Code, the Funds qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.
Dividends from Taxable Income. The Funds may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Funds from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify as qualified dividend income for individual shareholders.
Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Funds. Taxable distributions declared by the Funds in October, November or December to shareholders of record in such a month but paid in January are taxed to you as if made in December.
Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Funds on those shares.

Dividends-Received Deduction for Corporations. Because the Funds’ income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.
Alternative Minimum Tax. Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. For taxable years beginning after 2017, the federal alternative minimum tax is repealed for corporate taxpayers. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.
Treatment of Interest on Debt Incurred to Hold Fund Shares. Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.
Loss of Status of Securities as Tax-Exempt. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.
At October 31, 2017, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Net capital losses incurred in portfolio transactions for taxable years beginning after December 22, 2010 will not expire. Available capital loss carryforwards and expiration dates are as follows:
				No Expiration	No Expiration
Fund	10/31/17	10/31/18	10/31/19	Short Term	Long Term	TOTAL
International Developed Markets Fund	$ -	$42,629,634	$ -	$ -	$ 0	$42,629,634
Emerging Markets Fund	—	—	—	—	44,180,516	44,108,516
Tax-Managed International Equity Fund	—	—	—	56,429,284	4,239,832	60,669,116
Global Opportunistic Credit Fund	—	—	—	190,062	22,747,596	22,937,658
Strategic Bond Fund	—	—	—	14,096,439	16,473,911	30,570,350
Investment Grade Bond Fund	—	—	—	4,595,725	2,768,490	7,364,215
Short Duration Bond Fund	—	—	—	534,866	2,915,774	3,450,640
Tax-Exempt High Yield Bond Fund	—	—	—	510,077	-	510,077
Tax-Exempt Bond Fund	—	—	221,229	1,088,102	37,204	1,346,535
Commodity Strategies Fund	—	—	—	1,575	-	1,575
Strategic Call Overwriting Fund	—	—	—	8,199,328	6,297,786	14,497,114

Money Manager Information
U.S. Core Equity Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is indirectly wholly-owned and controlled by BrightSphere Investment Group plc, a publicly traded company.
Brandywine Global Investment Management, LLC is a wholly owned subsidiary of Legg Mason, Inc., a publically traded company.
U.S. Defensive Equity Fund
Coho Partners, Ltd. is 100% employee owned and is controlled by Peter Thompson through his ownership of at least 25% of Coho Partners, Ltd.’s outstanding shares. No other individual owns more than 25% of Coho Partners, Ltd.’s outstanding shares.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Mar Vista Investment Partners, LLC is controlled by Silas Myers through his majority share ownership and by Brian Massey through his controlling share ownership.
U.S. dynamic equity Fund
AJO, LP is a limited partnership controlled by Theodore R. Aronson through his controlling share ownership.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
Suffolk Capital Management, LLC is 100% employee owned and controlled by Don Gilbert, Chris Liong and Andy Wong through their controlling ownership.
U.S. strategic Equity Fund
Brandywine Global Investment Management, LLC is a wholly owned subsidiary of Legg Mason, Inc., a publically traded company.
HS Management Partners, LLC is 100% employee owned and is controlled by Harry Segalas and David Altman through their controlling interest ownership.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Suffolk Capital Management, LLC is 100% employee owned and controlled by Don Gilbert, Chris Liong and Andy Wong through their controlling ownership.
U.S. Large cap equity Fund
Ceredex Value Advisors LLC is indirectly wholly-owned and controlled by Virtus Investment Partners, a publicly traded company.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Sustainable Growth Advisers, LP is a limited partnership that is 70% owned and controlled by Virtus Investment Partners, Inc, a publicly-traded company. Its general partner is Virtus Investment Partners, Inc.
TCW Investment Management Company LLC is a wholly owned subsidiary of The TCW Group, Inc. (“TCW”).  TCW is controlled by private equity funds affiliated with The Carlyle Group L.P. (“Carlyle”).  Carlyle is a publicly traded Delaware limited partnership.
William Blair Investment Management, LLC is 100% employee owned with no one individual controlling more than 25%.

U.S. mid cap equity Fund
Ceredex Value Advisors LLC is indirectly wholly-owned and controlled by Virtus Investment Partners, a publicly traded company.
Elk Creek Partners, LLC is 100% employee owned. No one individual owns 25% or more.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
U.S. Small Cap equity Fund
Ancora Advisors, LLC is controlled by the Ancora Group, Inc. The Ancora Group, Inc. is wholly-owned by its employees with no one individual controlling more than 25%.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
DePrince, Race & Zollo, Inc. is controlled by Gregory M. DePrince, John D. Race and Victor A. Zollo through each of their controlling share ownership.
Falcon Point Capital, LLC is wholly-owned by its employees and is controlled by James Bitzer and Michael Mahoney through their controlling share ownership.
Jacobs Levy Equity Management, Inc. is owned and controlled by Bruce Jacobs and Kenneth Levy.
Penn Capital Management Company, Inc. is wholly-owned by its employees and controlled by Richard Hocker and Marcia Hocker, via their controlling share ownership.
Timpani Capital Management LLC is 75% owned and controlled by Growth Investment Managers LLC and 25% owned by Frontier One LLC. Growth Investment Managers LLC is owned by Brandon Nelson, Ryan Isherwood and Michael Klenn and controlled by Brandon Nelson via his controlling share ownership. Frontier One LLC is owned by William D. Forsyth III, Patrick Casey Magner, and Mark Ziehr and controlled by William D. Forsyth III via his controlling share ownership.
International Developed Markets Fund
GQG Partners LLC is 95% owned and controlled by QVFT LLC. QVFT LLC is 51% owned and controlled by Rajiv Jain and 49% owned and controlled by Latika Jain.
Janus Capital Management LLC and Perkins Investment Management LLC are indirectly wholly-owned and controlled by Janus Henderson Group plc (d/b/a Janus Henderson Investors), a publicly traded company.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.
Global Equity Fund
GQG Partners LLC is 95% owned and controlled by QVFT LLC. QVFT LLC is 51% owned and controlled by Rajiv Jain and 49% owned and controlled by Latika Jain.
Polaris Capital Management, LLC is controlled by its president, Bernard R. Horn, through his majority ownership of its voting securities.
Sanders Capital, LLC is a private firm, wholly-owned by current employees. Lew Sanders is the controlling shareholder, through his controlling share ownership.
Wellington Management Company LLP is a limited liability partnership formed under Delaware law with no one individual controlling more than 5% of the firm.

Emerging Markets Fund
AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. had a majority economic interest in AllianceBernstein’s business. A minority economic interest is held by AllianceBernstein Holding L.P. and AllianceBernstein Directors, Officers and employees.
Axiom International Investors LLC is wholly-owned by Axiom Investors LP. Axiom Investors LP is 100% employee owned, with Andrew Jacobson the only individual owning more than 25%.
Consilium Investment Management, LLC is wholly-owned by its employees owned and is controlled by Jonathan Binder and Charles Cassell through their controlling share ownership.
Harding Loevner LP is a limited partnership which is indirectly majority owned and controlled by Affiliated Managers Group, Inc. through its indirect majority share ownership. Management and employees of Harding Loevner LP have a minority interest, with no individual controlling more than 25%.
Numeric Investors LLC is an indirect wholly-owned subsidiary of the Man Group plc, a publicly traded company.
Oaktree Capital Management, L.P. (“Oaktree”) is indirectly controlled by Oaktree Capital Group, LLC through its ownership of Oaktree’s general partner. Oaktree Capital Group, LLC is publicly traded on the New York Stock Exchange.
Westwood Management Corp. is a wholly-owned subsidiary of and is controlled by Westwood Holdings Group, Inc, a publicly traded company.
Tax–Managed U.S. Large Cap Fund
Barrow, Hanley, Mewhinney & Strauss, LLC is indirectly wholly-owned and controlled by BrightSphere Investment Group plc, a publicly traded company.
J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of and is controlled by J.P. Morgan Chase & Co., a publicly held bank holding company.
Mar Vista Investment Partners, LLC is controlled by Silas Myers through his majority share ownership and by Brian Massey through his controlling share ownership.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
Sustainable Growth Advisers, LP is a limited partnership that is 70% owned and controlled by Virtus Investment Partners, Inc, a publicly-traded company. Its general partner is Virtus Investment Partners, Inc.
Tax–Managed U.S. Mid & Small Cap Fund
Ancora Advisors, LLC is controlled by the Ancora Group, Inc. The Ancora Group, Inc. is wholly-owned by its employees with no one individual controlling more than 25%.
Chartwell Investment Partners, LLC. is a wholly-owned subsidiary of TriState Capital Holdings, Inc., a publicly traded company.
Copeland Capital Management, LLC is wholly-owned by its employees and is controlled by Eric Brown through his controlling ownership of the firm’s outstanding voting securities.
Falcon Point Capital, LLC is wholly-owned by its employees and is controlled by James Bitzer and Michael Mahoney through their controlling share ownership.
Snow Capital Management, L.P. is employee-owned and is controlled by Snow Capital Management Holdings L.P. through its controlling share ownership. Snow Capital Management Holdings L.P. is controlled by Snow Capital Management Inc, which is owned 100% by Richard Snow.
Summit Creek Advisors, LLC is wholly-owned by Joseph J. Docter and Adam N. Benson.

Tax-Managed International Equity Fund
AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. had a majority economic interest in AllianceBernstein’s business. A minority economic interest is held by AllianceBernstein Holding L.P. and AllianceBernstein Directors, Officers and employees.
GQG Partners LLC is 95% owned and controlled by QVFT LLC. QVFT LLC is 51% owned and controlled by Rajiv Jain and 49% owned and controlled by Latika Jain.
Janus Capital Management LLC and Perkins Investment Management LLC are indirectly wholly-owned and controlled by Janus Henderson Group plc (d/b/a Janus Henderson Investors), a publicly traded company.
Pzena Investment Management, LLC has as its sole managing member and is controlled by Pzena Investment Management, Inc., a publicly traded company.
RWC Asset Advisors (US) LLC is an indirect wholly-owned subsidiary of RWC Partners Limited. RWC Partners Limited is minority owned by Schroder International Holdings Limited, an indirect wholly-owned subsidiary of Schroders PLC, a publicly traded company. RWC Partners Limited is majority owned by current and former employees with no one individual controlling more than 25%.
GLOBAL OPPORTUNISTIC CREDIT FUND
Barings LLC and Barings Global Advisers Limited are wholly-owned subsidiaries of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is 100% owned by its policy holders.
DDJ Capital Management, LLC (“DDJ”) is a Massachusetts limited liability company.  DDJ is privately wholly-owned by its founders and key employees.  David J. Breazzano, the firm's President, Chief Investment Officer and co-founder, is the sole managing member, and accordingly, has voting control with respect to the firm.
DuPont Capital Management Corporation is wholly-owned by E. I. du Pont de Nemours and Company, a publicly traded company.
Voya Investment Management Co. LLC is wholly-owned and controlled by Voya Financial Inc., a publicly traded company.
UNCONSTRAINED TOTAL RETURN Fund
H2O AM LLP is wholly-owned and controlled by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management that is in turn principally owned by Natixis which is majority owned by BPCE. The minority ownership of Natixis is publicly traded on the Paris Stock Exchange with no single shareholder holding greater than 25%. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks, each of which is generally owned by its members.
Post Advisory Group, LLC is a wholly-owned subsidiary of Principal Global Investors, LLC.  Principal Global Investors, LLC is a wholly-owned subsidiary of the Principal Financial Group® (The Principal®). The Principal® is a publicly-traded company. Principal Global Investors is the asset management arm of The Principal®, which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others.
Putnam Investment Management, LLC is controlled by Power Corporation of Canada, a public company, through its indirect controlling share ownership. Power Corporation of Canada is controlled by the Paul G. Desmarais Sr. Testamentary Trust.
THL Credit Advisors LLC (“THL”) is majority owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. THL is minority owned and controlled by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.
Strategic Bond Fund
Colchester Global Investors Limited (“Colchester”) is majority employee-owned and is controlled by Ian Sims through his controlling ownership of its voting securities. Colchester is minority owned by Silchester Partners Limited, a private firm (“Silchester”). Silchester is controlled by Stephen Butt through his controlling share ownership.

Insight Investment International Limited (formerly, Pareto Investment Management Limited) is a wholly owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.
Logan Circle Partners, L.P. is wholly-owned and controlled by MetLife, Inc., a publicly traded company.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.
Scout Investments, Inc. is indirectly wholly-owned and controlled by Raymond James Financial, a publicly traded company.
Western Asset Management Company and Western Asset Management Company Limited are wholly-owned subsidiaries of Legg Mason, Inc., a publicly traded company.
Investment Grade Bond Fund
Logan Circle Partners, L.P. is wholly-owned and controlled by MetLife, Inc., a publicly traded company.
Schroder Investment Management North America Inc. is an indirect wholly-owned subsidiary of Schroder PLC, a publicly-traded company.
Short Duration Bond Fund
Logan Circle Partners, L.P. is wholly-owned and controlled by MetLife, Inc., a publicly traded company.
Scout Investments, Inc. is indirectly wholly-owned and controlled by Raymond James Financial, a publicly traded company.
THL Credit Advisors LLC (“THL”) is majority owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. THL is minority owned and controlled by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.
Tax-Exempt High Yield Bond Fund
Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of The Goldman Sachs Group, Inc., a publicly traded company.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
Tax-Exempt Bond Fund
Goldman Sachs Asset Management, L.P. is a wholly-owned direct and indirect subsidiary of The Goldman Sachs Group, Inc., a publicly traded company.
MacKay Shields LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, which, in turn, is wholly-owned by the policyholders of New York Life Insurance Company.
commodity strategies Fund
BNY Mellon Asset Management North America Corporation is indirectly wholly-owned and controlled by The Bank of New York Mellon, a publicly traded company.
Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P (“AAM”), with minority interests held by certain of its officers. AAM is indirectly wholly-owned and controlled by Allianz SE, a publicly traded company.

global infrastructure Fund
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
Colonial First State Asset Management (Australia) Limited is a wholly-owned subsidiary of The Commonwealth Bank of Australia, a publicly owned company listed on the Australian Securities Exchange.
Maple-Brown Abbott Limited is controlled by Susan Maple-Brown through her majority ownership.
Nuveen Asset Management, LLC is an indirect subsidiary of TIAA-CREF Asset Management LLC and is controlled by the TIAA Board of Overseers, a New York not-for-profit corporation, through its ownership and control of TIAA-CREF Asset Management LLC.
global Real Estate Securities Fund
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company are wholly owned subsidiaries of Morgan Stanley, a publicly traded company.
RREEF America L.L.C. is a wholly-owned subsidiary of Deutsche Bank AG, a publicly-traded company. Deutsche Investments Australia Limited and Deutsche Alternatives Asset Management (Global) Limited are indirect wholly-owned subsidiaries of Deutsche Bank AG, a publicly-traded company.
Multi-Strategy Income Fund
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
DDJ Capital Management, LLC (“DDJ”) is a Massachusetts limited liability company.  DDJ is privately wholly-owned by its founders and key employees.  David J. Breazzano, the firm's President, Chief Investment Officer and co-founder, is the sole managing member, and accordingly, has voting control with respect to the firm.
GLG LLC is indirectly wholly-owned and controlled by Man Group plc, a publicly traded company.
Janus Capital Management LLC and Perkins Investment Management LLC are indirectly wholly-owned and controlled by Janus Henderson Group plc (d/b/a Janus Henderson Investors), a publicly traded company.
Kopernik Global Investors, LLC is 100% employee owned and controlled by David Iben through his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.
Oaktree Capital Management, L.P. (“Oaktree”) is indirectly controlled by Oaktree Capital Group, LLC through its ownership of Oaktree’s general partner. Oaktree Capital Group, LLC is publicly traded on the New York Stock Exchange.
OFI Global Institutional, Inc. is directly and wholly-owned by OppenheimerFunds, Inc. OppenheimerFunds, Inc. is a private company and is directly and wholly owned by Oppenheimer Acquisition Corp. (“OAC”). OAC is indirectly owned by Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual through its subsidiary holding companies (MM Asset Management Holding, LLC and MassMutual Holding, LLC) owns substantially all of the voting stock of OAC. MassMutual is 100% owned by policy holders.
Putnam Investment Management, LLC is controlled by Power Corporation of Canada, a public company, through its indirect controlling share ownership. Power Corporation of Canada is controlled by the Paul G. Desmarais Sr. Testamentary Trust.

Sompo Japan NipponKoa Asset Management Co., Ltd. is wholly-owned and controlled by Sompo Holdings, Inc., a publicly traded company.
THL Credit Advisors LLC (“THL”) is majority owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. THL is minority owned and controlled by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.
T. Rowe Price Associates, Inc. is wholly-owned and controlled by T. Rowe Price Group, Inc., a publicly traded company.
Multi-Asset Growth Strategy Fund
AllianceBernstein L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc., a publicly traded financial services organization, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P. On a combined basis as of March 31, 2012, AXA Financial, Inc. had a majority economic interest in AllianceBernstein’s business. A minority economic interest is held by AllianceBernstein Holding L.P. and AllianceBernstein Directors, Officers and employees.
Atlantic Investment Management, Inc. is 100% owned and controlled by its founder & Chief Investment Officer, Alexander J. Roepers.
Boston Partners Global Investors, Inc., is controlled by ORIX Corporation through its controlling share ownership. ORIX Corporation is a publicly traded company.
Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited are wholly-owned subsidiaries of Cohen & Steers, Inc., a publicly traded company. Cohen & Steers Asia Limited is a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc.  Cohen & Steers, Inc. is controlled by Martin Cohen and Robert H. Steers, who together have a majority ownership of its voting securities.
Colonial First State Asset Management (Australia) Limited is a wholly-owned subsidiary of The Commonwealth Bank of Australia, a publicly owned company listed on the Australian Securities Exchange.
GLG LLC is indirectly wholly-owned and controlled by Man Group plc, a publicly traded company.
Hermes Investment Management Limited is wholly-owned by Hermes Fund Managers Limited. Hermes Fund Managers Limited is 60% owned by Federal Investors, Inc., a publicly traded company, and 29.5% owned by the BT Pension Scheme, which is controlled by its nine trustee directors.
Kopernik Global Investors, LLC is 100% employee owned and controlled by David Iben through his ownership of at least 25% of Kopernik Global Investors, LLC’s outstanding shares.
Levin Capital Strategies, L.P. is controlled by John Levin and his family through their controlling share ownership.
Oaktree Capital Management, L.P. (“Oaktree”) is indirectly controlled by Oaktree Capital Group, LLC through its ownership of Oaktree’s general partner. Oaktree Capital Group, LLC is publicly traded on the New York Stock Exchange.
OFI Global Institutional, Inc. is directly and wholly-owned by OppenheimerFunds, Inc. OppenheimerFunds, Inc. is a private company and is directly and wholly owned by Oppenheimer Acquisition Corp. (“OAC”). OAC is indirectly owned by Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual through its subsidiary holding companies (MM Asset Management Holding, LLC and MassMutual Holding, LLC) owns substantially all of the voting stock of OAC. MassMutual is 100% owned by policy holders.
Putnam Investment Management, LLC is controlled by Power Corporation of Canada, a public company, through its indirect controlling share ownership. Power Corporation of Canada is controlled by the Paul G. Desmarais Sr. Testamentary Trust.
RiverPark Advisers, LLC is controlled by Morty Schaja and Mitchell Rubin through their indirect controlling ownership.
Sompo Japan NipponKoa Asset Management Co., Ltd. is wholly-owned and controlled by Sompo Holdings, Inc., a publicly traded company.
THL Credit Advisors LLC (“THL”) is majority owned and controlled by THLP Debt Partners, L.P. THLP Debt Partners, L.P. is owned by senior executives at the private equity firm Thomas H. Lee Partners, L.P. in their individual capacities. No one individual owns more than 25% of THLP Debt Partners, L.P. THL is minority owned and controlled by senior executives of THL in their individual capacities, with no such individual owning more than 25% of THL.
T. Rowe Price Associates, Inc. is wholly-owned and controlled by T. Rowe Price Group, Inc., a publicly traded company.

credit Rating definitions
MOODY’S INVESTORS SERVICE, INC. (MOODY’S):
Long-Term Obligation Ratings
Aaa –– Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –– Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.
A –– Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.
Baa –– Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –– Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.
B –– Obligations rated ‘B’ are considered speculative and are subject to high credit risk.
Caa –– Obligations rated ‘Caa’ are judged to be speculative and of poor standing and are subject to very high credit risk.
Ca –– Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –– Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STANDARD & POOR’S RATINGS GROUP (“S&P”):
Long-Term Issue Credit Ratings
AAA –– An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA –– An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A –– An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –– An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C –– Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB –– An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B –– An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC –– An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC –– An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C –– An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D –– An obligation rated ‘D’ is in payment default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR –– This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
FITCH INVESTORS SERVICE, INC. (“FITCH”):
Long-Term Ratings Scales
AAA –– Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA –– Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A –– High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB –– Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB –– Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B –– Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC –– Substantial credit risk. Default is a real possibility.
CC –– Very high levels of credit risk. Default of some kind appears probable.
C –– Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD –– Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
•	the selective payment default on a specific class or currency of debt;
•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
•	execution of a distressed debt exchange on one or more material financial obligations.
D –– Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note to Long-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
SECTOR SPECIFIC CREDIT RATING SERVICES
U.S. Municipal Short-Term Debt and Demand Obligation Ratings
MOODY’S:
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG-1 –– This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2 –– This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3 –– This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG –– This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

VMIG 1 –– This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 –– This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 –– This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG –– This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 –– Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.
SP-2 –– Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 –– Speculative capacity to pay principal and interest.
SHORT-TERM RATINGS
MOODY’S:
Prime-1 –– Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Prime-2 –– Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Prime-3 –– Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP –– Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P:
A-1 ––  A short-term obligation rated “A–1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 –– A short-term obligation rated “A–2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 –– A short-term obligation rated “A–3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B –– A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C –– A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D –– A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
FITCH:
Short Term Ratings
F1 –– Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 –– Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 –– Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B –– Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C –– High short-term default risk. Default is a real possibility.
RD –– Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D –– Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Financial Statements
The 2017 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm, are included in the Funds’ Annual Reports to Shareholders. Copies of these Annual Reports accompany this SAI and are incorporated herein by reference.

Appendix
At January 31, 2018, the following shareholders owned of record or were known by the Funds to beneficially own 5% or more of any Class of a Fund’s Shares.
COMMODITY STRATEGIES FUND CLASS A - EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729, 11.49%
COMMODITY STRATEGIES FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 14.11%
COMMODITY STRATEGIES FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 62.37%
COMMODITY STRATEGIES FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.11%
COMMODITY STRATEGIES FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.74%
COMMODITY STRATEGIES FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 17.90%
COMMODITY STRATEGIES FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.11%
COMMODITY STRATEGIES FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.93%
COMMODITY STRATEGIES FUND CLASS E - OPPENHEIMER & CO INC. FBO FBO MARILYN J TOLLEFSON IRA(PAS) LEAWOOD KS, 5.77%
COMMODITY STRATEGIES FUND CLASS E - OPPENHEIMER & CO INC CUSTODIAN FBO VICKY HOWARD IRA (PAS) OLATHE KS, 7.41%
COMMODITY STRATEGIES FUND CLASS E - PAI TRUST COMPANY, INC. LAKEVIEW MARKETING, LLC 1300 ENTERPRISE DRIVE DE PERE WI 54115-4934, 7.63%
COMMODITY STRATEGIES FUND CLASS E - OPPENHEIMER & CO INC. FBO FBO LAURA L STOLTE IRA(PAS) OVERLAND PARK KS, 8.29%
COMMODITY STRATEGIES FUND CLASS E - OPPENHEIMER & CO INC. FBO MARILYN J TOLLEFSON TRUST DTD 08/30/2011 MARILYN J TOLLEFSON TTEE LEAWOOD KS, 10.22%
COMMODITY STRATEGIES FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.61%
COMMODITY STRATEGIES FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 26.00%
COMMODITY STRATEGIES FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.83%
COMMODITY STRATEGIES FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 61.17%
COMMODITY STRATEGIES FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.13%

COMMODITY STRATEGIES FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.49%
COMMODITY STRATEGIES FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.40%
COMMODITY STRATEGIES FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 36.02%
COMMODITY STRATEGIES FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.43%
COMMODITY STRATEGIES FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 8.05%
COMMODITY STRATEGIES FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 10.94%
COMMODITY STRATEGIES FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 25.01%
COMMODITY STRATEGIES FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 38.36%
EMERGING MARKETS FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.23%
EMERGING MARKETS FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.59%
EMERGING MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 71.57%
EMERGING MARKETS FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.51%
EMERGING MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 17.64%
EMERGING MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 20.48%
EMERGING MARKETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 21.33%
EMERGING MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.89%
EMERGING MARKETS FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.64%
EMERGING MARKETS FUND CLASS E - NATIONWIDE LIFE INSURANCE COMPANY (QPVA) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 8.18%
EMERGING MARKETS FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 11.14%
EMERGING MARKETS FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 11.49%
EMERGING MARKETS FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 16.44%
EMERGING MARKETS FUND CLASS E - MATRIX TRUST COMPANY CUST. FBO CCSCI RETIREMENT SAVINGS PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304, 19.20%

EMERGING MARKETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.91%
EMERGING MARKETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 61.09%
EMERGING MARKETS FUND CLASS R6 - FIIOC CUST FBO WAUKESHA STATE BANK EMPLOYEES 401K PLAN 100 MAGELLAN WAY(KWIC) COVINGTON KY 41015-1987, 11.34%
EMERGING MARKETS FUND CLASS R6 - ASCENSUS TRUST COMPANY FBO TWEET-GAROT MECHANICAL, INC. 401(K) 231981 P.O. BOX 10758 FARGO ND 58106-0758, 17.29%
EMERGING MARKETS FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 66.20%
EMERGING MARKETS FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.00%
EMERGING MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 12.50%
EMERGING MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.58%
EMERGING MARKETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 35.81%
EMERGING MARKETS FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.44%
EMERGING MARKETS FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.96%
EMERGING MARKETS FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 15.44%
EMERGING MARKETS FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 25.67%
EMERGING MARKETS FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 38.23%
GLOBAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 66.55%
GLOBAL EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 8.92%
GLOBAL EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.80%
GLOBAL EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.41%
GLOBAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.79%
GLOBAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 38.64%
GLOBAL EQUITY FUND CLASS E - OPPENHEIMER & CO INC. FBO FBO MARILYN J TOLLEFSON IRA(PAS) LEAWOOD KS, 5.24%
GLOBAL EQUITY FUND CLASS E - OPPENHEIMER & CO INC. FBO MARILYN J TOLLEFSON TRUST DTD 08/30/2011 MARILYN J TOLLEFSON TTEE LEAWOOD KS, 8.13%
GLOBAL EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 28.67%

GLOBAL EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 44.39%
GLOBAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 42.24%
GLOBAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 57.76%
GLOBAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.44%
GLOBAL EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.10%
GLOBAL EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 9.96%
GLOBAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 19.09%
GLOBAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 19.71%
GLOBAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.83%
GLOBAL EQUITY FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.92%
GLOBAL EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 14.62%
GLOBAL EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 27.09%
GLOBAL EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 41.81%
GLOBAL INFRASTRUCTURE FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.56%
GLOBAL INFRASTRUCTURE FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.84%
GLOBAL INFRASTRUCTURE FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.56%
GLOBAL INFRASTRUCTURE FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 17.27%
GLOBAL INFRASTRUCTURE FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 44.43%
GLOBAL INFRASTRUCTURE FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.95%
GLOBAL INFRASTRUCTURE FUND CLASS C - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413, 8.23%
GLOBAL INFRASTRUCTURE FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.81%

GLOBAL INFRASTRUCTURE FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 13.85%
GLOBAL INFRASTRUCTURE FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 24.68%
GLOBAL INFRASTRUCTURE FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 29.89%
GLOBAL INFRASTRUCTURE FUND CLASS E - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.66%
GLOBAL INFRASTRUCTURE FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.26%
GLOBAL INFRASTRUCTURE FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 45.09%
GLOBAL INFRASTRUCTURE FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 43.65%
GLOBAL INFRASTRUCTURE FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 56.34%
GLOBAL INFRASTRUCTURE FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.50%
GLOBAL INFRASTRUCTURE FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.71%
GLOBAL INFRASTRUCTURE FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 18.75%
GLOBAL INFRASTRUCTURE FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 22.20%
GLOBAL INFRASTRUCTURE FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 24.18%
GLOBAL INFRASTRUCTURE FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.26%
GLOBAL INFRASTRUCTURE FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.46%
GLOBAL INFRASTRUCTURE FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 12.79%
GLOBAL INFRASTRUCTURE FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 24.98%
GLOBAL INFRASTRUCTURE FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 37.06%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.46%

GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.39%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.46%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 10.74%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.13%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 27.77%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.01%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - OPPENHEIMER & CO INC CUSTODIAN FBO VICKY HOWARD IRA (PAS) OLATHE KS, 5.59%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - OPPENHEIMER & CO INC. FBO FBO LAURA L STOLTE IRA(PAS) OVERLAND PARK KS, 6.15%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.57%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.75%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - OPPENHEIMER & CO INC. FBO MARILYN J TOLLEFSON TRUST DTD 08/30/2011 MARILYN J TOLLEFSON TTEE LEAWOOD KS, 7.59%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - OPPENHEIMER & CO INC. FBO FBO MARILYN J TOLLEFSON IRA(PAS) LEAWOOD KS, 7.61%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 24.46%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 28.34%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 41.56%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 58.44%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.71%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.79%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.74%

GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 17.92%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 18.10%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 24.10%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.65%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.74%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 14.30%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 20.31%
GLOBAL OPPORTUNISTIC CREDIT FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 39.91%
GLOBAL REAL ESTATE SECURITIES FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 82.25%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.03%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.15%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 9.90%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413, 11.27%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.95%
GLOBAL REAL ESTATE SECURITIES FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 44.60%
GLOBAL REAL ESTATE SECURITIES FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.81%
GLOBAL REAL ESTATE SECURITIES FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 11.56%
GLOBAL REAL ESTATE SECURITIES FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 22.59%
GLOBAL REAL ESTATE SECURITIES FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 34.31%

GLOBAL REAL ESTATE SECURITIES FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 41.14%
GLOBAL REAL ESTATE SECURITIES FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 58.84%
GLOBAL REAL ESTATE SECURITIES FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 89.31%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.45%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.90%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 20.29%
GLOBAL REAL ESTATE SECURITIES FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.98%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.93%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 9.21%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 37.21%
GLOBAL REAL ESTATE SECURITIES FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 42.46%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729, 11.02%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 70.62%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.24%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.43%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 17.21%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18.03%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 39.64%

INTERNATIONAL DEVELOPED MARKETS FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 13.94%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 33.52%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 41.01%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 48.35%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 51.65%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.25%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.72%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 19.55%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 43.66%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR A&E FBO A&E TELEVISION NETWORKS LLC RETIREMENT EQ PLAN 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 5.36%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR AGFIRST FBO AGFIRST FARM CREDIT BANK SUPP EXEC TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.94%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR ALABAMA GAS CORP FBO ALABAMA GAS CORP RET SALARIED EMP GRP LIFE INS PLAN TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.20%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - NATIONAL MINING ASSOCIATION BUILDING RESERVE ACCOUNT NORI C JONES SR VP FIN & ADMIN 101 CONSTITUTION AVE NW STE 500E WASHINGTON DC 20001-2133, 9.91%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316, 16.42%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORP RET SALARIED EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 22.19%
INTERNATIONAL DEVELOPED MARKETS FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORPORATION RET HRLY EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 28.16%
INVESTMENT GRADE BOND FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.72%
INVESTMENT GRADE BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.67%

INVESTMENT GRADE BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 56.88%
INVESTMENT GRADE BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 9.85%
INVESTMENT GRADE BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.58%
INVESTMENT GRADE BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 19.67%
INVESTMENT GRADE BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 45.12%
INVESTMENT GRADE BOND FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 7.04%
INVESTMENT GRADE BOND FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 7.10%
INVESTMENT GRADE BOND FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 72.91%
INVESTMENT GRADE BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.57%
INVESTMENT GRADE BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 68.43%
INVESTMENT GRADE BOND FUND CLASS R6 - TDA TRUST CO ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748, 100.00%
INVESTMENT GRADE BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.34%
INVESTMENT GRADE BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 16.02%
INVESTMENT GRADE BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 59.49%
INVESTMENT GRADE BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR A&E FBO A&E TELEVISION NETWORKS LLC RETIREMENT EQ PLAN 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 6.21%
INVESTMENT GRADE BOND FUND CLASS Y - NATIONAL MINING ASSOCIATION BUILDING RESERVE ACCOUNT NORI C JONES SR VP FIN & ADMIN 101 CONSTITUTION AVE NW STE 500E WASHINGTON DC 20001-2133, 7.92%
INVESTMENT GRADE BOND FUND CLASS Y - BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316, 8.72%
INVESTMENT GRADE BOND FUND CLASS Y - RIF MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 10.50%
INVESTMENT GRADE BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 18.31%
INVESTMENT GRADE BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 44.24%
MULTI-ASSET GROWTH STRATEGY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 16.62%

MULTI-ASSET GROWTH STRATEGY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 83.38%
MULTI-ASSET GROWTH STRATEGY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.88%
MULTI-ASSET GROWTH STRATEGY FUND CLASS C - RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 72.62%
MULTI-ASSET GROWTH STRATEGY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 35.78%
MULTI-ASSET GROWTH STRATEGY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 64.22%
MULTI-ASSET GROWTH STRATEGY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.37%
MULTI-ASSET GROWTH STRATEGY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.48%
MULTI-ASSET GROWTH STRATEGY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.12%
MULTI-ASSET GROWTH STRATEGY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 63.19%
MULTI-ASSET GROWTH STRATEGY FUND CLASS Y - WELLS FARGO BANK NA FBO DESTILERIA SERRALLES INC 25816500 P.O. BOX 1533 MINNEAPOLIS MN 55480-1533, 100.00%
MULTI-STRATEGY INCOME FUND CLASS A - D.A. DAVIDSON & CO. WILLIAM H BOWERSOX RLVR IRA 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155, 6.64%
MULTI-STRATEGY INCOME FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 8.82%
MULTI-STRATEGY INCOME FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.44%
MULTI-STRATEGY INCOME FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 45.72%
MULTI-STRATEGY INCOME FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.11%
MULTI-STRATEGY INCOME FUND CLASS C - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 6.95%
MULTI-STRATEGY INCOME FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.73%
MULTI-STRATEGY INCOME FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 21.19%
MULTI-STRATEGY INCOME FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.77%

MULTI-STRATEGY INCOME FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 27.98%
MULTI-STRATEGY INCOME FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 18.77%
MULTI-STRATEGY INCOME FUND CLASS E - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091, 37.74%
MULTI-STRATEGY INCOME FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 43.49%
MULTI-STRATEGY INCOME FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 38.96%
MULTI-STRATEGY INCOME FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 61.04%
MULTI-STRATEGY INCOME FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.79%
MULTI-STRATEGY INCOME FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.56%
MULTI-STRATEGY INCOME FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.03%
MULTI-STRATEGY INCOME FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 59.52%
MULTI-STRATEGY INCOME FUND CLASS Y - RIF MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.67%
MULTI-STRATEGY INCOME FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 23.88%
MULTI-STRATEGY INCOME FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 30.48%
MULTI-STRATEGY INCOME FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 35.01%
SHORT DURATION BOND FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.79%
SHORT DURATION BOND FUND CLASS A - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 7.55%
SHORT DURATION BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.00%
SHORT DURATION BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 50.90%
SHORT DURATION BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.63%
SHORT DURATION BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.44%
SHORT DURATION BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 19.07%

SHORT DURATION BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 23.17%
SHORT DURATION BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 26.13%
SHORT DURATION BOND FUND CLASS E - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 10.64%
SHORT DURATION BOND FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 15.01%
SHORT DURATION BOND FUND CLASS E - MG TRUST COMPANY TRUSTEE MIDWEST LABORATORIES, INC. 717 17TH ST STE 1300 DENVER CO 80202-3304, 15.56%
SHORT DURATION BOND FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 51.28%
SHORT DURATION BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.57%
SHORT DURATION BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 63.43%
SHORT DURATION BOND FUND CLASS R6 - TDA TRUST CO ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748, 13.37%
SHORT DURATION BOND FUND CLASS R6 - RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 86.63%
SHORT DURATION BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.77%
SHORT DURATION BOND FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.41%
SHORT DURATION BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 20.12%
SHORT DURATION BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.73%
SHORT DURATION BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.87%
SHORT DURATION BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORP RET SALARIED EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.73%
SHORT DURATION BOND FUND CLASS Y - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.10%
SHORT DURATION BOND FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORPORATION RET HRLY EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 9.72%
SHORT DURATION BOND FUND CLASS Y - UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761, 34.24%
SHORT DURATION BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 36.21%
STRATEGIC BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 80.07%

STRATEGIC BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.82%
STRATEGIC BOND FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.04%
STRATEGIC BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.70%
STRATEGIC BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 29.18%
STRATEGIC BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.18%
STRATEGIC BOND FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 5.61%
STRATEGIC BOND FUND CLASS E - MG TRUST COMPANY TRUSTEE MIDWEST LABORATORIES, INC. 717 17TH ST STE 1300 DENVER CO 80202-3304, 6.50%
STRATEGIC BOND FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 11.98%
STRATEGIC BOND FUND CLASS E - TAYNIK & CO C/O STATE STREET BANK & TRUST CO 200 CLARENDON ST FCG 124 BOSTON MA 02116-5021, 16.87%
STRATEGIC BOND FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 18.40%
STRATEGIC BOND FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.73%
STRATEGIC BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 49.72%
STRATEGIC BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 50.28%
STRATEGIC BOND FUND CLASS R6 - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.36%
STRATEGIC BOND FUND CLASS R6 - VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4773, 9.98%
STRATEGIC BOND FUND CLASS R6 - TDA TRUST CO ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748, 79.91%
STRATEGIC BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.36%
STRATEGIC BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 13.23%
STRATEGIC BOND FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 13.28%
STRATEGIC BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 25.87%
STRATEGIC BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.54%
STRATEGIC BOND FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.68%

STRATEGIC BOND FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 9.66%
STRATEGIC BOND FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 14.22%
STRATEGIC BOND FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 64.63%
STRATEGIC CALL OVERWRITING FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.35%
STRATEGIC CALL OVERWRITING FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 90.59%
TAX-EXEMPT BOND FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.70%
TAX-EXEMPT BOND FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 16.90%
TAX-EXEMPT BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 61.83%
TAX-EXEMPT BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.57%
TAX-EXEMPT BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 15.23%
TAX-EXEMPT BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 18.75%
TAX-EXEMPT BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 41.33%
TAX-EXEMPT BOND FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.46%
TAX-EXEMPT BOND FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 11.02%
TAX-EXEMPT BOND FUND CLASS E - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 36.53%
TAX-EXEMPT BOND FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 39.58%
TAX-EXEMPT BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 48.37%
TAX-EXEMPT BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 51.57%
TAX-EXEMPT BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.23%
TAX-EXEMPT BOND FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.60%
TAX-EXEMPT BOND FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 16.09%

TAX-EXEMPT BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 20.21%
TAX-EXEMPT BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 32.88%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 22.06%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 22.28%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 46.97%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.78%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 15.32%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 34.21%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.34%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 7.92%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 86.78%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 42.69%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 57.26%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 7.46%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 18.95%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.76%
TAX-EXEMPT HIGH YIELD BOND FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 29.71%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.23%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091, 14.28%

TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 15.37%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 41.71%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 14.80%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.56%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.83%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.09%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 89.13%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 40.91%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.06%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.64%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 8.17%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN:MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 19.38%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 20.53%
TAX-MANAGED INTERNATIONAL EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 27.96%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.88%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 7.40%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 11.95%
TAX-MANAGED U.S. LARGE CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 51.34%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.99%

TAX-MANAGED U.S. LARGE CAP FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.47%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 9.05%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 32.22%
TAX-MANAGED U.S. LARGE CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 34.73%
TAX-MANAGED U.S. LARGE CAP FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.05%
TAX-MANAGED U.S. LARGE CAP FUND CLASS E - STRAFE & CO FBO JOSEPH & EILEEN COZZOLINO P.O. BOX 6924 NEWARK DE 19714-6924, 23.77%
TAX-MANAGED U.S. LARGE CAP FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 60.04%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 47.84%
TAX-MANAGED U.S. LARGE CAP FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 52.14%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.90%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.51%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 16.32%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 18.92%
TAX-MANAGED U.S. LARGE CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 32.11%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.05%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 6.06%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 8.68%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 11.73%

TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 48.99%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 5.46%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 7.15%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 17.28%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 23.09%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 37.49%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 10.21%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 84.35%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 43.68%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 56.29%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.59%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.74%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 14.12%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 21.72%
TAX-MANAGED U.S. MID & SMALL CAP FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 34.09%
U.S. CORE EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.47%
U.S. CORE EQUITY FUND CLASS A - EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729, 6.74%
U.S. CORE EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 69.42%
U.S. CORE EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 11.55%

U.S. CORE EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 20.15%
U.S. CORE EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.75%
U.S. CORE EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.10%
U.S. CORE EQUITY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 5.23%
U.S. CORE EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 6.29%
U.S. CORE EQUITY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 22.12%
U.S. CORE EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 59.43%
U.S. CORE EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.69%
U.S. CORE EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 12.80%
U.S. CORE EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 15.57%
U.S. CORE EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 44.94%
U.S. CORE EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR AGFIRST FBO AGFIRST FARM CREDIT BANK SUPP EXEC TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.21%
U.S. CORE EQUITY FUND CLASS Y - NATIONAL MINING ASSOCIATION BUILDING RESERVE ACCOUNT NORI C JONES SR VP FIN & ADMIN 101 CONSTITUTION AVE NW STE 500E WASHINGTON DC 20001-2133, 10.07%
U.S. CORE EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR A&E FBO A&E TELEVISION NETWORKS LLC RETIREMENT EQ PLAN 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 21.85%
U.S. CORE EQUITY FUND CLASS Y - RUSSELL INVESTMENTS TRUST COMPANY FOR ALABAMA GAS CORPORATION FBO ALABAMA GAS CORPORATION RET HRLY EMP BEN PLANS TRUST 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 22.94%
U.S. CORE EQUITY FUND CLASS Y - WELLS FARGO BANK NA FBO KBIC DEFINED BENEFIT PLAN 26103000 PO BOX 1533 MINNEAPOLIS MN 55480-1533, 34.28%
U.S. DEFENSIVE EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413, 5.99%
U.S. DEFENSIVE EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 6.90%
U.S. DEFENSIVE EQUITY FUND CLASS A - STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188, 13.10%
U.S. DEFENSIVE EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 50.00%
U.S. DEFENSIVE EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 9.80%
U.S. DEFENSIVE EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 15.89%

U.S. DEFENSIVE EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 26.31%
U.S. DEFENSIVE EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 31.97%
U.S. DEFENSIVE EQUITY FUND CLASS E - DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50392-0001, 13.70%
U.S. DEFENSIVE EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 18.90%
U.S. DEFENSIVE EQUITY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 22.31%
U.S. DEFENSIVE EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 36.75%
U.S. DEFENSIVE EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.77%
U.S. DEFENSIVE EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.82%
U.S. DEFENSIVE EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.76%
U.S. DEFENSIVE EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.76%
U.S. DEFENSIVE EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 29.79%
U.S. DEFENSIVE EQUITY FUND CLASS Y - RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.36%
U.S. DEFENSIVE EQUITY FUND CLASS Y - BERRIEN COUNTY HEALTHCARE TRUST BERRIEN COUNTY ADMINISTRATION CTR 701 MAIN ST SAINT JOSEPH MI 49085-1316, 6.35%
U.S. DEFENSIVE EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 19.48%
U.S. DEFENSIVE EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 22.83%
U.S. DEFENSIVE EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 34.76%
U.S. DYNAMIC EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.79%
U.S. DYNAMIC EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 18.00%
U.S. DYNAMIC EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 44.34%
U.S. DYNAMIC EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 14.58%
U.S. DYNAMIC EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 18.66%
U.S. DYNAMIC EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 49.46%

U.S. DYNAMIC EQUITY FUND CLASS E - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 92.30%
U.S. DYNAMIC EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.35%
U.S. DYNAMIC EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 13.16%
U.S. DYNAMIC EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 16.42%
U.S. DYNAMIC EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 22.42%
U.S. DYNAMIC EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.40%
U.S. DYNAMIC EQUITY FUND CLASS Y - RIF GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.70%
U.S. DYNAMIC EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 12.91%
U.S. DYNAMIC EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 28.75%
U.S. DYNAMIC EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 43.25%
U.S. LARGE CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 96.07%
U.S. LARGE CAP EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.49%
U.S. LARGE CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 20.55%
U.S. LARGE CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 67.24%
U.S. LARGE CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 96.01%
U.S. MID CAP EQUITY FUND CLASS A - EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729, 17.11%
U.S. MID CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 75.16%
U.S. MID CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 12.77%
U.S. MID CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.63%
U.S. MID CAP EQUITY FUND CLASS C - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413, 52.81%
U.S. MID CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 96.17%
U.S. SMALL CAP EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 5.08%
U.S. SMALL CAP EQUITY FUND CLASS A - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 5.14%

U.S. SMALL CAP EQUITY FUND CLASS A - EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729, 5.55%
U.S. SMALL CAP EQUITY FUND CLASS A - RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST-P08 MINNEAPOLIS MN 55402-4413, 7.16%
U.S. SMALL CAP EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 65.65%
U.S. SMALL CAP EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 12.38%
U.S. SMALL CAP EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 18.57%
U.S. SMALL CAP EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 23.80%
U.S. SMALL CAP EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 34.90%
U.S. SMALL CAP EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 14.65%
U.S. SMALL CAP EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 22.43%
U.S. SMALL CAP EQUITY FUND CLASS E - NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029, 54.41%
U.S. SMALL CAP EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 39.29%
U.S. SMALL CAP EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 60.71%
U.S. SMALL CAP EQUITY FUND CLASS R6 - TDA TRUST CO ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748, 13.42%
U.S. SMALL CAP EQUITY FUND CLASS R6 - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 86.58%
U.S. SMALL CAP EQUITY FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 8.78%
U.S. SMALL CAP EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.28%
U.S. SMALL CAP EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 16.46%
U.S. SMALL CAP EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 47.82%
U.S. SMALL CAP EQUITY FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 8.50%
U.S. SMALL CAP EQUITY FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 22.13%
U.S. SMALL CAP EQUITY FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 27.77%

U.S. SMALL CAP EQUITY FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 39.66%
U.S. STRATEGIC EQUITY FUND CLASS A - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 11.35%
U.S. STRATEGIC EQUITY FUND CLASS A - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 13.61%
U.S. STRATEGIC EQUITY FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 52.72%
U.S. STRATEGIC EQUITY FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 5.45%
U.S. STRATEGIC EQUITY FUND CLASS C - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 5.73%
U.S. STRATEGIC EQUITY FUND CLASS C - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 7.12%
U.S. STRATEGIC EQUITY FUND CLASS C - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 10.37%
U.S. STRATEGIC EQUITY FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 62.36%
U.S. STRATEGIC EQUITY FUND CLASS E - OPPENHEIMER & CO INC. FBO FBO MARILYN J TOLLEFSON IRA(PAS) LEAWOOD KS, 5.63%
U.S. STRATEGIC EQUITY FUND CLASS E - OPPENHEIMER & CO INC CUSTODIAN FBO VICKY HOWARD IRA (PAS) OLATHE KS, 5.95%
U.S. STRATEGIC EQUITY FUND CLASS E - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 7.60%
U.S. STRATEGIC EQUITY FUND CLASS E - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 16.69%
U.S. STRATEGIC EQUITY FUND CLASS E - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 53.12%
U.S. STRATEGIC EQUITY FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 35.67%
U.S. STRATEGIC EQUITY FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 64.33%
U.S. STRATEGIC EQUITY FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 6.60%
U.S. STRATEGIC EQUITY FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 8.74%
U.S. STRATEGIC EQUITY FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 10.57%
U.S. STRATEGIC EQUITY FUND CLASS S - CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 10.97%
U.S. STRATEGIC EQUITY FUND CLASS S - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 47.36%

UNCONSTRAINED TOTAL RETURN FUND CLASS A - D.A. DAVIDSON & CO. WILLIAM H BOWERSOX RLVR IRA 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155, 9.18%
UNCONSTRAINED TOTAL RETURN FUND CLASS A - D.A. DAVIDSON & CO. RUDY DELUCA RLVR IRA 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155, 9.92%
UNCONSTRAINED TOTAL RETURN FUND CLASS A - D.A. DAVIDSON & CO. MICHAEL L MCHUGH RLVR IRA 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155, 11.19%
UNCONSTRAINED TOTAL RETURN FUND CLASS A - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 16.30%
UNCONSTRAINED TOTAL RETURN FUND CLASS A - D.A. DAVIDSON & CO. THE HALLIN LIVING TRUST RONELLE HALLIN TTEE 8 THIRD STREET NORTH GREAT FALLS MT 59401-3155, 22.12%
UNCONSTRAINED TOTAL RETURN FUND CLASS A - RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 31.29%
UNCONSTRAINED TOTAL RETURN FUND CLASS C - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 6.48%
UNCONSTRAINED TOTAL RETURN FUND CLASS C - RUSSELL INVESTMENT MANAGEMENT LLC ATTN MARK SWANSON 1301 SECOND AVENUE 18TH FLOOR SEATTLE WA 98101-3814, 38.07%
UNCONSTRAINED TOTAL RETURN FUND CLASS C - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 51.70%
UNCONSTRAINED TOTAL RETURN FUND CLASS M - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 36.29%
UNCONSTRAINED TOTAL RETURN FUND CLASS M - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 63.71%
UNCONSTRAINED TOTAL RETURN FUND CLASS S - RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102, 12.43%
UNCONSTRAINED TOTAL RETURN FUND CLASS S - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 17.59%
UNCONSTRAINED TOTAL RETURN FUND CLASS S - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 20.47%
UNCONSTRAINED TOTAL RETURN FUND CLASS S - CHARLES SCHWAB & CO., INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905, 22.05%
UNCONSTRAINED TOTAL RETURN FUND CLASS Y - RIF BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.31%
UNCONSTRAINED TOTAL RETURN FUND CLASS Y - CONSERVATIVE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 5.84%
UNCONSTRAINED TOTAL RETURN FUND CLASS Y - MODERATE STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 6.16%
UNCONSTRAINED TOTAL RETURN FUND CLASS Y - EQUITY GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 7.37%

UNCONSTRAINED TOTAL RETURN FUND CLASS Y - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 30.96%
UNCONSTRAINED TOTAL RETURN FUND CLASS Y - BALANCED STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 37.50%
At January 31, 2018, the following shareholders could be deemed to “control” the following Funds because such shareholder owns more than 25% of the voting Shares of the indicated Fund. A shareholder who “controls” a Fund has the ability to exert a greater influence over the outcome of any proposals on which it is entitled to vote concerning the Fund than do non-controlling shareholders.
COMMODITY STRATEGIES FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 26.06%
EMERGING MARKETS FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 28.85%
GLOBAL REAL ESTATE SECURITIES FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 40.07%
INTERNATIONAL DEVELOPED MARKETS FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 41.33%
INVESTMENT GRADE BOND FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 51.14%
MULTI-ASSET GROWTH STRATEGY FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 59.63%
MULTI-STRATEGY INCOME FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 46.84%
STRATEGIC CALL OVERWRITING FUND - NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995, 90.59%
TAX-EXEMPT BOND FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 34.35%
TAX-EXEMPT HIGH YIELD BOND FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 31.67%
TAX-MANAGED INTERNATIONAL EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 30.18%
TAX-MANAGED U.S. LARGE CAP FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 33.46%
TAX-MANAGED U.S. MID & SMALL CAP FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 35.31%
U.S. CORE EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 42.81%
U.S. DYNAMIC EQUITY FUND - GROWTH STRATEGY FUND RUSSELL INVESTMENTS - INV DIVISION FUND OF FUNDS PORTFOLIO MANAGER 1301 2ND AVE FL 18 SEATTLE WA 98101-3814, 32.18%
U.S. LARGE CAP EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 95.61%
U.S. MID CAP EQUITY FUND - PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-2052, 94.19%
U.S. SMALL CAP EQUITY FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 36.26%
U.S. STRATEGIC EQUITY FUND - WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523, 45.46%
The Trustees and officers of RIC, as a group, own less than 1% of any Class of any Fund.
142